Exhibit 10.1

CHICAGO BRIDGE & IRON COMPANY (DELAWARE),

the Company

CHICAGO BRIDGE & IRON COMPANY N.V.,

as Parent Guarantor

U.S.$800,000,000 SENIOR NOTES, SERIES A-D, DUE 2017-2024

U.S.$150,000,000 4.15% Senior Notes, Series A, due December 27, 2017

U.S.$225,000,000 4.57% Senior Notes, Series B, due December 27, 2019

U.S.$275,000,000 5.15% Senior Notes, Series C, due December 27, 2022

U.S.$150,000,000 5.30% Senior Notes, Series D, due December 27, 2024

NOTE PURCHASE AND GUARANTEE AGREEMENT

Dated December 27, 2012

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SCHEDULE A	—	INFORMATION RELATING TO PURCHASERS

SCHEDULE B	—	DEFINED TERMS

SCHEDULE 5.3	—	Disclosure Materials

SCHEDULE 5.4	—	Subsidiaries of the Parent Guarantor and Ownership of Subsidiary Stock; Liens; Restrictive Agreements

SCHEDULE 5.5	—	Financial Statements

SCHEDULE 5.15	—	Existing Indebtedness

EXHIBIT 1(a)	—	Form of 4.15% Senior Note, Series A, due December 27, 2017

EXHIBIT 1(b)	—	Form of 4.57% Senior Note, Series B, due December 27, 2019

EXHIBIT 1(c)	—	Form of 5.15% Senior Note, Series C, due December 27, 2022

EXHIBIT 1(d)	—	Form of 5.30% Senior Note, Series D, due December 27, 2024

EXHIBIT 2.3	—	Form of Subsidiary Guarantee

EXHIBIT 4.4(a)(i)	—	Form of Opinion of Special U.S. Counsel for the Obligors and the Initial Material Subsidiary Guarantors

EXHIBIT 4.4(a)(ii)	—	Form of Opinion of Internal Counsel for the Company and the Initial Material Domestic Subsidiary Guarantors

EXHIBIT 4.4(a)(iii)	—	Form of Opinion of Special Dutch Counsel for the Parent Guarantor

EXHIBIT 4.4(b)	—	Form of Opinion of Special Counsel for the Purchasers

EXHIBIT 4.4(c)	—	Form of Opinion of Special Counsel for Escrow Agent

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CHICAGO BRIDGE & IRON COMPANY (DELAWARE)

One CB&I Plaza

2103 Research Forest Drive

The Woodlands, Texas 77380

CHICAGO BRIDGE & IRON COMPANY N.V.

Oostduinlaan 75

2596 JJ The Hague

The Netherlands

31-70-3732010

U.S.$150,000,000 4.15% Senior Notes, Series A, due December 27, 2017

U.S.$225,000,000 4.57% Senior Notes, Series B, due December 27, 2019

U.S.$275,000,000 5.15% Senior Notes, Series C, due December 27, 2022

U.S.$150,000,000 5.30% Senior Notes, Series D, due December 27, 2024

December 27, 2012

TO EACH OF THE PURCHASERS LISTED IN

            SCHEDULE A HERETO:

Ladies and Gentlemen:

Each of CHICAGO BRIDGE & IRON COMPANY (DELAWARE), a Delaware corporation (the “Company”) and CHICAGO BRIDGE & IRON COMPANY N.V., a corporation incorporated under the laws of The Netherlands (the “Parent Guarantor” and, together with the Company, the “Obligors”), hereby agrees with each of the purchasers whose names appear at the end hereof (each, a “Purchaser” and, collectively, the “Purchasers”) as follows:

SECTION 1. AUTHORIZATION OF NOTES.

The Company will authorize the issue and sale of (i) U.S.$150,000,000 aggregate principal amount of its 4.15% Senior Notes, Series A, due December 27, 2017 (the “Series A Notes”), (ii) U.S.$225,000,000 aggregate principal amount of its 4.57% Senior Notes, Series B, due December 27, 2019 (the “Series B Notes”); (iii) U.S.$275,000,000 aggregate principal amount of its 5.15% Senior Notes, Series C, due December 27, 2022 (the “Series C Notes”); and U.S.$150,000,000 aggregate principal amount of its 5.30% Senior Notes, Series D, due December 27, 2024 (the “Series D Notes”). The Series A Notes, Series B Notes, Series C Notes and Series D Notes are collectively referred to herein as the “Notes”, such term to include any such notes issued in substitution therefor pursuant to Section 14. The Series A Notes, the

Series B Notes, the Series C Notes and the Series D Notes shall be substantially in the form set out in Exhibit 1(a), Exhibit 1(b), Exhibit 1(c) and Exhibit 1(d), respectively. Certain capitalized and other terms used in this Agreement are defined in Schedule B; and references to a “Schedule” or an “Exhibit” are, unless otherwise specified, to a Schedule or an Exhibit attached to this Agreement.

SECTION 2. SALE AND PURCHASE OF NOTES.

Section 2.1. Notes. Subject to the terms and conditions of this Agreement, the Company will issue and sell to each Purchaser and each Purchaser will purchase from the Company, at the Closing provided for in Section 3, Notes in the principal amount and series specified opposite such Purchaser’s name in Schedule A at the purchase price of 100% of the principal amount thereof. The Purchasers’ obligations hereunder are several and not joint obligations and no Purchaser shall have any liability to any Person for the performance or non-performance of any obligation by any other Purchaser hereunder.

Section 2.2. Parent Guarantee. The payment by the Company of its obligations hereunder and under the Notes are unconditionally guaranteed by the Parent Guarantor pursuant and subject to the terms of the Parent Guarantee contained in Section 23 hereof.

Section 2.3. Subsidiary Guarantees. (a) The payment by the Company of all amounts due on the Notes and all of its other payment obligations under this Agreement may from time to time be absolutely and unconditionally guaranteed by the Subsidiary Guarantors pursuant to and subject to the terms of the Subsidiary Guarantee of each Subsidiary Guarantor, which shall be substantially in the form of Exhibit 2.3 attached hereto (as amended, modified or supplemented from time to time, each a “Subsidiary Guarantee,” and collectively, the “Subsidiary Guarantees”), and otherwise in accordance with the provisions of Section 9.8 hereof.

(b) The holders of the Notes agree to discharge and release any Subsidiary Guarantor from its Subsidiary Guarantee upon the written request of the Company, provided that (i) such Subsidiary Guarantor has been released and discharged (or will be released and discharged concurrently with the release of such Subsidiary Guarantor under its Subsidiary Guarantee) as an obligor and guarantor under and in respect of the Credit Agreement and the Company so certifies to the holders of Notes in a certificate of a Responsible Officer, (ii) at the time of, and immediately after giving effect to, such release and discharge, no Default or Event of Default shall be existing, and the Company shall deliver a certificate of a Responsible Officer to the holders of the Notes stating that no Default or Event of Default exists, and (iii) if any fee or other form of consideration is given to any holder of Indebtedness of the Company expressly for the purpose of such release, holders of the Notes shall receive equivalent consideration.

SECTION 3. CLOSING.

The sale and purchase of the Notes to be purchased by each Purchaser shall occur at the offices of Chapman and Cutler LLP, 111 West Monroe St., Chicago, Illinois 60603, at 10:00 a.m. Central time, at a closing (the “Closing”) on December 28, 2012. At the Closing, the

Company will deliver to each Purchaser or its special counsel the Notes to be purchased by such Purchaser in the form of a single series of Note (or such greater number of such series of Notes in denominations of at least U.S.$100,000 as such Purchaser may request) dated the date of the Closing and registered in such Purchaser’s name (or in the name of its nominee), against delivery by such Purchaser’s payment to the Escrow Agent, for the account of the Company, of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the Account Name: CSS LLC AAF Client Escrow Funding, ABA# 043-000-261, Account# 1361879, Ref: CB&I Escrow at BNY Mellon, N.A., 500 Ross Street, Pittsburgh, PA 15262-0001, such funds to be held at The Bank of New York Mellon, N.A. and otherwise administered by the Escrow Agent pursuant to the Escrow Agreement. For the avoidance of doubt, interest shall accrue on each Note of a Purchaser from the date that the Escrow Agent receives immediately available funds by wire transfer as provided above in the full amount of the purchase price of such Note; provided that no interest shall accrue on any Note prior to the date of the Closing. If at the Closing the Company shall fail to tender such Notes to any Purchaser (or its special counsel) as provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to such Purchaser’s reasonable satisfaction (or, in such Purchaser’s sole discretion, waived), such Purchaser shall, at its election, be relieved of all further obligations under this Agreement, without thereby waiving any rights such Purchaser may have by reason of such failure or such nonfulfillment. For purposes of this Agreement, the phrases “special counsel to each Purchaser,” “Purchaser or its special counsel,” “special counsel to the Purchasers” or words of similar import mean Chapman and Cutler LLP.

SECTION 4. CONDITIONS TO CLOSING.

Each Purchaser’s obligation to purchase and pay for the Notes to be sold to such Purchaser at the Closing is subject to the fulfillment to such Purchaser’s reasonable satisfaction (or, in such Purchaser’s sole discretion, waived), prior to or at the Closing, of the following conditions:

Section 4.1. Representations and Warranties. The representations and warranties of each Obligor in the Financing Agreements to which it is a party and of each Initial Subsidiary Guarantor in its Subsidiary Guarantee shall be correct when made and at the time of the Closing.

Section 4.2. Performance; No Default. Each Obligor and each Initial Subsidiary Guarantor shall have performed and complied with all agreements and conditions contained in the Financing Agreements and the Subsidiary Guarantee required to be performed or complied with by it prior to or at the Closing and immediately after giving effect to the issue and sale of the Notes (and the deposit of the proceeds thereof into escrow as contemplated by Section 5.14 to be made at Closing) no Default or Event of Default shall have occurred and be continuing. Neither Obligor nor any Subsidiary shall have entered into any transaction since the date of the Memorandum that would have been prohibited by Section 10 had such Section applied since such date.

Section 4.3. Compliance Certificates.

(a) Officer’s Certificate. Each Obligor and each Initial Material Subsidiary Guarantor specifically identified (without duplication) in clauses (A)(1)—(6) and (B)(1)—(4) in the definition of “Initial Material Subsidiary Guarantor” shall have delivered to such Purchaser an Officer’s Certificate, dated the date of the Closing, certifying that the conditions specified in Sections 4.1, 4.2 and 4.9 have been fulfilled.

(b) Secretary’s Certificate. Each Obligor and each Initial Material Subsidiary Guarantor specifically identified (without duplication) in clauses (A)(1)—(6) and (B)(1)—(4) in the definition of “Initial Material Subsidiary Guarantor” shall have delivered to such Purchaser a certificate of its Secretary or Assistant Secretary or authorized representative, dated the date of Closing, certifying as to the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of the Notes (in the case of the Company), the other Financing Agreements to which it is a party and the Subsidiary Guarantee (in the case of such Initial Material Subsidiary Guarantors).

Section 4.4. Opinions of Counsel. Such Purchaser shall have received opinions in form and substance reasonably satisfactory to such Purchaser, dated the date of the Closing (a) from (i) Fulbright & Jaworski L.L.P., U.S. counsel for the Obligors and the Initial Material Subsidiary Guarantors specifically identified (without duplication) in clauses (A)(1)—(6) and (B)(1)—(4) in the definition of “Initial Material Subsidiary Guarantor”, covering the matters set forth in Exhibit 4.4(a)(i), (ii) from Internal Counsel for the Company and the Initial Material Domestic Subsidiary Guarantors, covering the matters set forth in Exhibit 4.4(a)(ii) and (iii) from Van Campen Liem, Dutch counsel to the Parent Guarantor, covering the matters set forth in Exhibit 4.4(a)(iii), and in each case, covering such other matters incident to the transactions contemplated hereby as such Purchaser or its special counsel may reasonably request (and the Obligors hereby instruct their respective counsel to deliver such opinion to the Purchasers), (b) from Chapman and Cutler LLP, the Purchasers’ special counsel in connection with such transactions, substantially in the form set forth in Exhibit 4.4(c) and covering such other matters incident to such transactions as such Purchaser may reasonably request, and (c) from counsel to the Escrow Agent in form and substance reasonably satisfactory to such Purchaser and its special counsel.

Section 4.5. Purchase Permitted By Applicable Law, Etc. On the date of the Closing such Purchaser’s purchase of Notes shall (a) be permitted by the laws and regulations of each jurisdiction to which such Purchaser is subject, without recourse to provisions (such as section 1405(a)(8) of the New York Insurance Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (b) not violate any applicable law or regulation (including, without limitation, Regulation T, U or X of the Board of Governors of the Federal Reserve System) and (c) not subject such Purchaser to any tax, penalty or liability under or pursuant to any applicable law or regulation, which laws or regulations referred to in each of the preceding clauses (a) through (c) were not in effect on the date hereof. If requested by such Purchaser, such Purchaser shall have received an Officer’s Certificate certifying as to such matters of fact as such Purchaser may reasonably specify, and which are known by the Person from whom the Officer’s Certificate is being requested to be, as requested by such Purchaser, correct, to enable such Purchaser to determine whether such purchase is so permitted.

Section 4.6. Sale of Other Notes. Contemporaneously with the Closing, the Company shall sell to each other Purchaser and each other Purchaser shall purchase the Notes to be purchased by it at the Closing as specified in Schedule A.

Section 4.7. Payment of Special Counsel Fees. Without limiting the provisions of Section 15.1, the Company shall have paid on or before the date of Closing the fees, charges and disbursements of the Purchasers’ special counsel referred to in Section 4.4 to the extent reflected in a reasonably-detailed statement of such counsel rendered to the Company at least one Business Day prior to the date of Closing.

Section 4.8. Private Placement Number. A Private Placement Number issued by Standard & Poor’s CUSIP Service Bureau (in cooperation with the SVO) shall have been obtained for each series of the Notes.

Section 4.9. Changes in Corporate Structure. None of the Obligors nor any Initial Subsidiary Guarantor shall have changed its jurisdiction of incorporation or organization, as applicable, or been a party to any merger or consolidation or succeeded to all or any substantial part of the liabilities of any other entity, at any time following the date of the most recent financial statements referred to in Schedule 5.5 and through and including the date of Closing, other than as permitted under Section 10.2 hereof.

Section 4.10. Funding Instructions. At least three Business Days prior to the date of the Closing, each Purchaser shall have received written instructions signed by a Responsible Officer on letterhead of the Company confirming the information specified in Section 3 including (i) the name and address of the Escrow Agent, (ii) the ABA number and (iii) the account name and number into which the purchase price for the Notes is to be deposited.

Section 4.11. Acceptance of Appointment to Receive Service of Process. Such Purchaser shall have received evidence of the acceptance of C T Corporation System of the appointment and designation provided for by Section 24.8 for the period from the date of the Closing to one year plus date of final maturity (and payment in full of all fees, if any, in respect thereof).

Section 4.12. Subsidiary Guarantee. The Initial Subsidiary Guarantors shall have duly authorized, executed and delivered the Subsidiary Guarantee and such Purchaser shall have received a copy thereof.

Section 4.13. Credit Agreement. The Obligors shall have provided to the Purchasers a true, correct and complete copy of each Credit Agreement (other than the Bridge Facility), and each such Credit Agreement shall be in full force and effect.

Section 4.14. Escrow Agreement. The Escrow Agreement shall be duly executed and delivered in form and substance reasonably acceptable to such Purchaser and its special counsel,

and such Escrow Agreement shall constitute the legal, valid and binding contract and agreement of each of the parties thereto.

Section 4.15. Account Control Agreement. Each Account Control Agreement shall be duly executed and delivered in form and substance acceptable to such Purchaser and its special counsel, and such Account Control Agreement shall constitute the legal, valid and binding contract and agreement of each of the parties thereto.

Section 4.16. Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated by the Financing Agreements and all documents and instruments incident to such transactions shall be reasonably satisfactory to such Purchaser and its special counsel, and such Purchaser and its special counsel shall have received all such counterpart originals or certified or other copies of such documents as such Purchaser or such special counsel may reasonably request. Delivery of all Notes, agreements, certificates, opinions and other documents and instruments referred to in this Section 4 (other than, for the avoidance of doubt, the funding instructions referred to in Section 4.10), shall be deemed delivered to each Purchaser if delivered to its special counsel or, if the Company receives written notice and reasonably detailed instructions at least five (5) Business Days prior to the Closing, to the Person and at the address specified in such notice and instruction.

SECTION 5. REPRESENTATIONS AND WARRANTIES OF THE OBLIGORS.

Each Obligor jointly and severally represents and warrants to each Purchaser that, as of the date of the Closing:

Section 5.1. Organization; Power and Authority. Each Obligor is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and is duly qualified as a foreign corporation and is in good standing in each other jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each Obligor has the corporate power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver each Financing Agreement to which it is a party (including in the case of the Company, the Notes) and to perform its obligations pursuant to the provisions hereof and thereof.

Section 5.2. Authorization, Etc. Each Financing Agreement to which an Obligor is a party (including in the case of the Company, the Notes) has been duly authorized by all necessary corporate action on the part of such Obligor, and each Financing Agreement to which an Obligor is a party constitutes a legal, valid and binding obligation of such Obligor enforceable against such Obligor in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and fraudulent conveyance laws or other similar laws affecting the enforcement of creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

Section 5.3. Disclosure. The Obligors, through their agents, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Credit Agricole Corporate and Investment Bank, have delivered to each Purchaser a copy of a Private Placement Memorandum, dated September 2012 (the “Memorandum”), relating to the transactions contemplated hereby. The Memorandum fairly describes, in all material respects, the general nature of the business and principal properties of the Obligors and their respective Subsidiaries. The Financing Agreements, the Memorandum and the documents, certificates or other writings delivered to the Purchasers by or on behalf of the Obligors in connection with the transactions contemplated hereby and identified in Schedule 5.3, and the financial statements listed in Schedule 5.5 (the Financing Agreements, the Memorandum and such documents, certificates or other writings and such financial statements delivered to each Purchaser prior to October 12, 2012 being referred to, collectively, as the “Disclosure Documents”), taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made. Except as disclosed in the Disclosure Documents, since December 31, 2011, there has been no change in the financial condition, operations, business or properties of the Obligors or any Subsidiary except changes that individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect. There is no fact known by any Obligor that would reasonably be expected to have a Material Adverse Effect that has not been set forth herein or in the Disclosure Documents.

Section 5.4. Organization and Ownership of Shares of Subsidiaries; Affiliates. (a) Schedule 5.4 contains (except as noted therein) complete and correct lists (i) of the Parent Guarantor’s Subsidiaries (including the Company), showing, as to each Subsidiary, the correct name thereof, the jurisdiction of its organization, and the percentage of shares of each class of its capital stock or similar equity interests outstanding owned by the Parent Guarantor and each other Subsidiary, and (ii) of each Person known by the Obligors as the Obligor’s Affiliates, other than Subsidiaries.

(b) All of the outstanding shares of capital stock or similar equity interests of each Subsidiary shown in Schedule 5.4 as being owned by the Obligors and their Subsidiaries have been validly issued, are fully paid and nonassessable and are owned by the Obligors or another Subsidiary free and clear of any Lien (except as otherwise disclosed in Schedule 5.4).

(c) Each Subsidiary identified in Schedule 5.4 is a corporation or other legal entity duly organized, validly existing and, where legally applicable, in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation or other legal entity and, where legally applicable, is in good standing in each other jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each such Subsidiary has the corporate or other power and authority to own or hold under lease the properties it purports to own or hold under lease and to transact the business it transacts and proposes to transact.

(d) No Subsidiary is a party to, or otherwise subject to any legal, regulatory, contractual or other restriction (other than any Financing Agreement, the agreements listed in Schedule 5.4 and customary limitations imposed by corporate law or similar statutes) restricting the ability of such Subsidiary to pay dividends out of profits or make any other similar distributions of profits to the Parent Guarantor or any of its Subsidiaries that owns outstanding shares of capital stock or similar equity interests of such Subsidiary.

Section 5.5. Financial Statements; Material Liabilities. The Obligors have delivered to each Purchaser copies of the financial statements of the Parent Guarantor and its Subsidiaries listed in Schedule 5.5. All of said financial statements (including in each case the related schedules and notes) fairly present in all material respects the consolidated financial position of the Parent Guarantor and its Subsidiaries as of the respective dates specified in such Schedule and the consolidated results of their operations and cash flows for the respective periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal year-end adjustments). The Parent Guarantor and its Subsidiaries do not have any Material liabilities that are not disclosed on such financial statements or otherwise disclosed in the Disclosure Documents.

Section 5.6. Compliance with Laws, Other Instruments, Etc. The execution, delivery and performance of its obligations by each Obligor of each Financing Agreement to which such Obligor is a party (including in the case of the Company, the Notes) will not (i) result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of either Obligor or any Subsidiary under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or by-laws, or any other financial agreement or instrument to which either Obligor or any Subsidiary is bound or by which any Obligor or any Subsidiary or any of their respective properties may be bound or affected, (ii) violate any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to either Obligor or any Subsidiary or (iii) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to any Obligor or any Subsidiary.

Section 5.7. Governmental Authorizations, Etc. No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required to be obtained or made by any Obligor pursuant to any statute, regulation, rule or applicable to it as a condition to the effectiveness or the enforceability of the execution, delivery or performance by either Obligor of any Financing Agreement to which it is a party (including in the case of the Company, the Notes), including, without limitation, any thereof required in connection with the obtaining of Dollars to make payments under the Financing Agreements (including in the case of the Company, the Notes) and the payment of such Dollars to Persons resident in the United States of America. It is not necessary to ensure the legality, validity, enforceability or admissibility into evidence in The Netherlands of any Financing Agreement or the Notes that any thereof or any other document be filed, recorded or enrolled with any Governmental Authority, or that any such agreement or document be stamped with any stamp, registration or similar transaction tax.

Section 5.8. Litigation; Observance of Agreements, Statutes and Orders. (a) There are no actions, suits, investigations or proceedings pending or, to the knowledge of either Obligor, threatened against or affecting either Obligor or any Subsidiary or any property of either

Obligor or any Subsidiary in any court or before any arbitrator of any kind or before or by any Governmental Authority that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

(b) None of the Obligors or any Subsidiary is (i) in default under any term of any agreement or instrument to which it is a party or by which it is bound, (ii) in violation of any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority or (iii) in violation of any statute, rule or regulation of any Governmental Authority applicable to it (including, without limitation and if applicable, Environmental Laws, the USA Patriot Act or any of the other laws and regulations that are referred to in Section 5.16), which default or violation, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

Section 5.9. Taxes. Each Obligor and each Subsidiary has filed all Material tax returns that are required to have been filed in any jurisdiction, and have paid all taxes shown to be due and payable on such returns and all other taxes and assessments levied upon them or their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for any taxes and assessments (i) the amount of which is not individually or in the aggregate Material or (ii) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which either Obligor or a Subsidiary, as the case may be, has established adequate reserves in accordance with GAAP. The Obligors know of no basis for any other tax or assessment that would reasonably be expected to have a Material Adverse Effect. The charges, accruals and reserves on the books of each of the Obligors and their Subsidiaries in respect of federal, state or other taxes for all fiscal periods are adequate. The tax liabilities for the account of any Governmental Authority of The Netherlands of the Parent Guarantor and its Subsidiaries and the U.S. federal income tax liabilities of the Company and its Subsidiaries, in each case, have been finally determined (whether by reason of completed audits or the statute of limitations having run) for all fiscal years up to and including the fiscal year ended 2007 and 2007, respectively.

No liability for any Tax, directly or indirectly, imposed, assessed, levied or collected by or for the account of any Governmental Authority of The Netherlands or any political subdivision thereof will be incurred by the Parent Guarantor or any holder of a Note as a result of the execution or delivery of any Financing Agreement or the Notes and no deduction or withholding in respect of Taxes imposed by or for the account of The Netherlands or, to the knowledge of the Parent Guarantor, any other Taxing Jurisdiction, is required to be made from any payment by the Parent Guarantor under any Financing Agreement or the Notes except for any such liability, withholding or deduction imposed, assessed, levied or collected by or for the account of any such Governmental Authority of The Netherlands arising out of circumstances described in clause (a), (b) or (c) of Section 13.

Section 5.10. Title to Property; Leases. Each Obligor and its Subsidiaries have good and sufficient title to their respective properties that individually or in the aggregate are Material, including all such properties reflected in the most recent audited balance sheet referred to in Section 5.5 or purported to have been acquired by either Obligor or any Subsidiary after said date (except as sold or otherwise disposed of in the ordinary course of business), in each case free and clear of Liens prohibited by this Agreement. All leases in which an Obligor or Initial Subsidiary Guarantor is a party as a lessee, which individually or in the aggregate are Material, are valid and subsisting and are in full force and effect in all material respects.

Section 5.11. Licenses, Permits, Etc. (a) Each Obligor and its Subsidiaries owns or possesses all licenses, permits, franchises, authorizations, patents, copyrights, proprietary software, service marks, trademarks and trade names, or rights thereto, that individually or in the aggregate are Material, without known conflict with the rights of others.

(b) To the best knowledge of each Obligor, no product of either Obligor or any of their Subsidiaries infringes in any material respect any license, permit, franchise, authorization, patent, copyright, proprietary software, service mark, trademark, trade name or other right owned by any other Person.

(c) To the best knowledge of each Obligor, there is no Material violation by any Person of any right of either Obligor or any of their Subsidiaries with respect to any patent, copyright, proprietary software, service mark, trademark, trade name or other right owned or used by the Obligors or any of their Subsidiaries.

Section 5.12. Compliance with ERISA. (a) Each Obligor and each ERISA Affiliate have operated and administered each Plan in compliance with all applicable laws except for such instances of noncompliance as have not resulted in and would not reasonably be expected to result in a Material Adverse Effect. Neither any Obligor nor any ERISA Affiliate has incurred any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to Employee Benefit Plans, and no event, transaction or condition has occurred or exists that could reasonably be expected to result in the incurrence of any such liability by any Obligor or any ERISA Affiliate, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate, in either case pursuant to Title I or IV of ERISA or to section 430(k) of the Code or to any such penalty or excise tax provisions under the Code or federal law or section 4068 of ERISA, other than such liabilities or Liens as would not be individually or in the aggregate Material.

(b) The present value of the aggregate benefit liabilities under each of the Plans (other than Multiemployer Plans), determined as of the end of such Plan’s most recently ended plan year on the basis of the actuarial assumptions specified for funding purposes in such Plan’s most recent actuarial valuation report, did not exceed the aggregate current value of the assets of such Plan allocable to such benefit liabilities by more than $49,058,000 in the case of any single Plan and by more than $57,186,000 in the aggregate for all Plans. The present value of the accrued benefit liabilities (whether or not vested) under each Non-U.S. Plan that is funded, determined as of the end of the Parent Guarantor’s most recently ended fiscal year on the basis of reasonable actuarial assumptions, did not exceed the current value of the assets of such Non-U.S. Plan allocable to such benefit liabilities by more than $57,096,000. The term “benefit liabilities” has the meaning specified in section 4001 of ERISA and the terms “current value” and “present value” have the meaning specified in section 3 of ERISA.

(c) None of the Obligors or their ERISA Affiliates have incurred (i) withdrawal liabilities (and are not subject to contingent withdrawal liabilities) under section 4201 or 4204 of ERISA in respect of Multiemployer Plans that individually or in the aggregate are Material or (ii) any obligation in connection with the termination of or withdrawal from any Non U.S. Plan.

(d) The expected postretirement benefit obligation (determined as of the last day of the Parent Guarantor’s most recently ended fiscal year in accordance with Financial Accounting Standards Board Statement No. 106, without regard to liabilities attributable to continuation coverage mandated by section 4980B of the Code) of any Obligor and its Subsidiaries is $55,058,000.

(e) The execution and delivery of the Financing Agreements and the issuance and sale of the Notes hereunder will not involve any transaction that is subject to the prohibitions of section 406 of ERISA or in connection with which a tax could be imposed pursuant to section 4975(c)(1)(A)-(D) of the Code. The representation by the Obligors to each Purchaser in the first sentence of this Section 5.12(e) is made in reliance upon and subject to the accuracy of such Purchaser’s representation in Section 6.2 as to the sources of the funds used to pay the purchase price of the Notes to be purchased by such Purchaser.

(f) All Non-U.S. Plans have been established, operated, administered and maintained in compliance with all laws, regulations and orders applicable thereto, except where failure so to comply could not be reasonably expected to have a Material Adverse Effect. All premiums, contributions and any other amounts required by applicable Non-U.S. Plan documents or applicable laws to be paid or accrued by the Obligors and their Subsidiaries have been paid or accrued as required, except where failure so to pay or accrue would not be reasonably expected to have a Material Adverse Effect.

Section 5.13. Private Offering. Neither any Obligor nor anyone acting on its behalf has offered the Notes, the Parent Guarantee, the Subsidiary Guarantees or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any person other than the Purchasers and not more than 45 other Institutional Investors (as defined in clause (c) of the definition of such term), each of which has been offered the Notes at a private sale for investment. Neither any Obligor nor anyone acting on its behalf has taken, or will take, any action that would subject the issuance or sale of the Notes to the registration requirements of Section 5 of the Securities Act or to the registration requirements of any securities or blue sky laws of any applicable jurisdiction.

Section 5.14. Use of Proceeds; Margin Regulations. The proceeds of the sale of the Notes will be deposited at Closing with the Escrow Agent, and the disbursements of such proceeds by the Escrow Agent will be governed by the Escrow Agreement. If proceeds of the sale of the Notes are released by the Escrow Agent to or at the direction of the Company (other than for the purpose provided in Section 8.8), the Company will apply the proceeds of the sale of the Notes to finance the acquisition of The Shaw Group, Inc., to refinance associated bridge credit facilities, and for general corporate purposes. No part of the proceeds from the sale of the Notes hereunder will be used, directly or indirectly, (a) for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal

Reserve System (12 CFR 221), or for the purpose of buying or carrying or trading in any securities under such circumstances as to involve either Obligor in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220) or (b) to finance dealings or transactions with any Person described or designated in the Specially Designated Nationals and Blocked Person List published by OFAC or in Section 1 of the Anti-Terrorism Order. Margin stock does not constitute more than 5% of the value of the consolidated assets of the Parent Guarantor and its Subsidiaries and neither Obligor has any present intention that margin stock will constitute more than 5% of the value of such assets. As used in this Section, the terms “margin stock” and “purpose of buying or carrying” shall have the meanings assigned to them in said Regulation U.

Section 5.15. Existing Indebtedness; Future Liens. (a) Except as described therein, Schedule 5.15 sets forth a complete and correct list of (i) all outstanding Indebtedness of the Parent Guarantor and its Subsidiaries as of September 30, 2012 (including a description of the obligors, principal amount outstanding and general description of the collateral therefor, if any, and Guaranty thereof, if any), since which date there has been no Material change in the amounts, interest rate, index or formula, sinking funds, installment payments or maturities of such Indebtedness of the Parent Guarantor or its Subsidiaries and (ii) all agreements providing for committed financing facilities (subject to the terms and conditions specified therein) to the Parent Guarantor or its Subsidiaries as of the date of Closing. Neither any Obligor nor any Subsidiary is in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Indebtedness either Obligor or such Subsidiary and no event or condition exists with respect to any Indebtedness of any Obligor or any Subsidiary the outstanding principal amount of which exceeds $1,000,000 that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Indebtedness to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

(b) Except as disclosed in Schedule 5.15, neither any Obligor nor any Subsidiary has agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of its property, whether now owned or hereafter acquired, to be subject to a Lien not permitted by Section 10.6.

(c) Neither any Obligor nor any Subsidiary is a party to, or otherwise subject to any provision contained in, any instrument evidencing Indebtedness of such Obligor or such Subsidiary, any agreement relating thereto or any other agreement (including, but not limited to, its charter or other organizational document) which limits the amount of, or otherwise imposes restrictions on the incurring of, Indebtedness of such Obligor, except as specifically indicated in Schedule 5.15.

Section 5.16. Foreign Assets Control Regulations, Etc. (a) None of the Obligors or any Controlled Entity is (i) a Person whose name appears on the list of Specially Designated Nationals and Blocked Persons published by the Office of Foreign Assets Control, U.S. Department of Treasury (“OFAC”) or in Section 1 of the Anti-Terrorism Order (an “OFAC / Anti-Terrorism Order Listed Person”), (ii) a Person officially sanctioned by the government of the United States or The Netherlands pursuant to any AML/ Terrorist Laws (an

“AML/Terrorist Law Listed Person” and, together with any OFAC/Anti-Terrorism Order Listed Person, a “Listed Person”), (iii) a department, agency or instrumentality of, or is otherwise controlled by or acting on behalf of, directly or indirectly, (x) any Listed Person or (y) the government of a country subject to comprehensive U.S. economic sanctions administered by OFAC, currently Iran, Sudan, Cuba, Burma, Syria, Libya and North Korea (a “Restricted Country”, and each Listed Person and each Restricted Country, individually and collectively, a “Blocked Person”) or (iv) has any investments in, or knowingly (as such term is defined in Section 101(6) of CISADA) engages in any dealings or transactions with, any Blocked Person where such investments, dealings, or transactions would result in either (A) the Obligors being in violation of applicable law in any material respect or (B) any Purchaser being in violation of any OFAC Sanctions Laws. None of the Obligors or any Controlled Entity is engaged in any activities that could subject such Person or the Purchasers to sanctions under the Iran Threat Reduction Act and Syria Human Rights Act of 2012.

(b) No part of the proceeds from the sale of the Notes hereunder constitutes or will constitute funds obtained on behalf of any Blocked Person or will otherwise knowingly (as such term is defined in Section 101(6) of CISADA) be used, directly or indirectly, by the Obligors or any Controlled Entity in connection with any investment in, or any transactions or dealings with, any Blocked Person.

(c) To the Obligors’ actual knowledge after making due inquiry, no Obligor or Controlled Entity (i) is under investigation by any Governmental Authority for, or has not been charged with, or convicted of, money laundering or terrorist-related activities under any applicable law (collectively, “AML/Terrorist Laws”), (ii) has been assessed civil penalties under any AML/Terrorist Laws or (iii) has had any of its funds seized or forfeited in an action under any AML/Terrorist Laws. The Obligors taken reasonable measures appropriate to the circumstances (in any event as required by applicable law) to seek to ensure that the Obligors and each Controlled Entity are in compliance with all AML/Terrorist Laws applicable to it.

(d) No part of the proceeds from the sale of the Notes hereunder will knowingly (as such term is defined in Section 101(6) of CISADA) be used, directly or indirectly, by the Obligors for any improper payments to any governmental official or employee, political party, official of a political party, candidate for political office or anyone else acting in an official capacity, in order to improperly obtain, retain or direct business or obtain any improper advantage. The Obligors have taken reasonable measures appropriate to the circumstances (in any event as required by applicable law) to seek to ensure the Obligors and each Controlled Entity are in compliance with all anti-corruption laws and regulations applicable to it.

Section 5.17. Status under Certain Statutes. Neither any Obligor nor any Subsidiary is subject to regulation under the Investment Company Act of 1940, as amended, the Public Utility Holding Company Act of 2005, as amended, the ICC Termination Act of 1995, as amended, or the Federal Power Act, as amended.

Section 5.18. Environmental Matters. (a) Neither Obligor nor any Subsidiary has knowledge of any claim or has received any notice of any claim, and no proceeding has been instituted raising any claim against either Obligor or any of its Subsidiaries or relating to their operations on any of their respective real properties now or formerly owned, leased or operated by any of them or other assets, alleging any damage to the environment or violation of any Environmental Laws, except, in each case, such as would not reasonably be expected to result in a Material Adverse Effect.

(b) Neither Obligor nor any Subsidiary has knowledge of any facts which would give rise to any claim, public or private, of violation of Environmental Laws or damage to the environment emanating from, occurring on or in any way related to real properties now or formerly owned, leased or operated by any of them or to other assets or their use, except, in each case, such as would not reasonably be expected to result in a Material Adverse Effect.

(c) Neither Obligor nor any Subsidiary has stored any Hazardous Materials on real properties now or formerly owned, leased or operated by any of them and has not disposed of any Hazardous Materials in a manner contrary to any Environmental Laws in each case in any manner that would reasonably be expected to result in a Material Adverse Effect; and

(d) All buildings on all real properties now owned, leased or operated by each Obligor or any Subsidiary are in compliance with applicable Environmental Laws, except where failure to comply would not reasonably be expected to result in a Material Adverse Effect.

Section 5.19. Notes Rank Pari Passu. The payment obligations of each Obligor under this Agreement (including the Parent Guarantor) rank and, upon issuance, the Notes (in the case of the Company) will rank, at least pari passi in right of payment with all other unsecured and unsubordinated Indebtedness (actual or contingent) of such Obligor, including, without limitation, all unsecured Indebtedness of the Obligors described on Schedule 5.15 hereto, which is not therein designated as subordinated Indebtedness.

Section 5.20. Perfection of Escrowed Closing Proceeds. The security interest granted pursuant to each Account Control Agreement constitutes a valid and continuing perfected security interest in favor of the Purchasers in all Escrowed Closing Proceeds.

SECTION 6. REPRESENTATIONS OF THE PURCHASERS.

Section 6.1. Purchase for Investment; Accredited Investor. (a) Each Purchaser severally represents that it is purchasing the Notes for its own account or for one or more separate accounts maintained by such Purchaser or for the account of one or more pension or trust funds and not with a view to the distribution thereof, provided that the disposition of such Purchaser’s or their property shall at all times be within such Purchaser’s or their control. Each Purchaser understands that the Notes have not been registered under the Securities Act and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that the Company is not required to register the Notes.

(b) Each Purchaser severally represents that it is an “accredited investor” within the meaning of subparagraph (a)(1), (2), (3) or (7) of Rule 501 of Regulation D under the Securities Act.

Section 6.2. Source of Funds. Each Purchaser severally represents that at least one of the following statements is an accurate representation as to each source of funds (a “Source”) to be used by such Purchaser to pay the purchase price of the Notes to be purchased by such Purchaser hereunder:

(a) the Source is an “insurance company general account” (as the term is defined in the United States Department of Labor’s Prohibited Transaction Exemption (“PTE”) 95-60) in respect of which the reserves and liabilities (as defined by the annual statement for life insurance companies approved by the National Association of Insurance Commissioners (the “NAIC Annual Statement”)) for the general account contract(s) held by or on behalf of any Employee Benefit Plan together with the amount of the reserves and liabilities for the general account contract(s) held by or on behalf of any other Employee Benefit Plans maintained by the same employer (or affiliate thereof as defined in PTE 95-60) or by the same employee organization in the general account do not exceed 10% of the total reserves and liabilities of the general account (exclusive of separate account (as defined in Section 3 of ERISA (“Separate Account”)) liabilities) plus surplus as set forth in the NAIC Annual Statement filed with such Purchaser’s state of domicile; or

(b) the Source is a Separate Account that is maintained solely in connection with such Purchaser’s fixed contractual obligations under which the amounts payable, or credited, to any Employee Benefit Plan (or its related trust) that has any interest in such Separate Account (or to any participant or beneficiary of such plan (including any annuitant)) are not affected in any manner by the investment performance of the Separate Account; or

(c) the Source is either (i) an insurance company pooled Separate Account, within the meaning of PTE 90-1 or (ii) a bank collective investment fund, within the meaning of the PTE 91-38 and, except as disclosed by such Purchaser to the Company in writing pursuant to this clause (c), no Employee Benefit Plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled Separate Account or collective investment fund; or

(d) the Source constitutes assets of an “investment fund” (within the meaning of Part VI of PTE 84-14 (the “QPAM Exemption”)) managed by a “qualified professional asset manager” or “QPAM” (within the meaning of Part VI of the QPAM Exemption), no Employee Benefit Plan’s assets that are managed by the QPAM in such investment fund, when combined with the assets of all other Employee Benefit Plans established or maintained by the same employer or by an affiliate (within the meaning of Part VI(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, represent more than 20% of the total client assets managed by such QPAM, the conditions of Part I(c) and (g) of the QPAM Exemption are satisfied, neither the QPAM nor a person controlling or controlled by the QPAM maintains an ownership interest in the Company that would cause the QPAM and the Company to be “related” within the meaning of Part VI(h) of the QPAM Exemption and (i) the identity of such QPAM and (ii) the names of any Employee Benefit Plans whose assets in the investment fund, when combined with the assets of all other Employee Benefit Plans established or maintained by the same employer or by an affiliate (within the meaning of Part VI(c)(1) of the QPAM Exemption) of such employer or by the same employee organization, represent 20% or more of the assets of such investment fund, have been disclosed to the Company in writing pursuant to this clause (d); or

(e) the Source constitutes assets of a “plan(s)” (within the meaning of section IV of PTE 96-23 (the “INHAM Exemption”)) managed by an “in-house asset manager” or “INHAM” (within the meaning of Part IV of the INHAM Exemption), the conditions of Part I(a), (g) and (h) of the INHAM Exemption are satisfied, neither the INHAM nor a person controlling or controlled by the INHAM (applying the definition of “control” in section IV(d) of the INHAM Exemption) owns a 5% or more interest in the Company and (i) the identity of such INHAM and (ii) the name(s) of the Employee Benefit Plan(s) whose assets constitute the Source have been disclosed to the Company in writing pursuant to this clause (e); or

(f) the Source is a governmental plan (as defined in Section 3 of ERISA); or

(g) the Source is one or more Employee Benefit Plans, or a separate account or trust fund comprised of one or more Employee Benefit Plans, each of which has been identified to the Company in writing pursuant to this clause (g); or

(h) the Source does not include assets of any Employee Benefit Plan, other than a plan exempt from the coverage of ERISA.

SECTION 7. INFORMATION AS TO OBLIGORS.

Section 7.1. Financial and Business Information. The Obligors shall deliver to each holder of Notes that is an Institutional Investor:

(a) Quarterly Statements — within 60 days (or such shorter period as is 15 days greater than the period applicable to the filing of the Parent Guarantor’s Quarterly Report on Form 10-Q (the “Form 10-Q”) with the SEC regardless of whether the Parent Guarantor is subject to the filing requirements thereof) after the end of each quarterly fiscal period in each fiscal year of the Parent Guarantor (other than the last quarterly fiscal period of each such fiscal year), copies of,

(i) a consolidated balance sheet of the Parent Guarantor and its Subsidiaries as at the end of such quarter, and

(ii) consolidated statements of income, changes in shareholders’ equity and cash flows of the Parent Guarantor and its Subsidiaries, for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter, setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP applicable to quarterly financial statements generally, and certified by a Senior Financial Officer as fairly presenting, in all material respects, the financial position of the companies being reported on and their results of operations and cash flows, subject to changes resulting from year-end adjustments, provided that delivery within the time period specified above of copies of the Parent Guarantor’s Form 10-Q prepared in compliance with the requirements therefor and filed with the SEC shall be deemed to satisfy the requirements of this Section 7.1(a), provided, further, that the Obligors shall be deemed to have made such delivery of such Form 10-Q if any of them shall have timely made such Form 10-Q available on “EDGAR” (or any successor filing system) and on its home page on the worldwide web (at the date of this Agreement located at: http//www.cbi.com) and shall have given each Purchaser prior notice of such availability on EDGAR (or any successor filing system) and on its home page in connection with each delivery (such availability and notice thereof being referred to as “Electronic Delivery”);

(b) Annual Statements — within 120 days (or such shorter period as is 15 days greater than the period applicable to the filing of the Parent Guarantor’s Annual Report on Form 10-K (the “Form 10-K”) with the SEC regardless of whether the Parent Guarantor is subject to the filing requirements thereof) after the end of each fiscal year of the Parent Guarantor, copies of

(i) a consolidated balance sheet of the Parent Guarantor and its Subsidiaries as at the end of such year, and

(ii) consolidated statements of income, changes in shareholders’ equity and cash flows of the Parent Guarantor and its Subsidiaries for such year,

setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP, and accompanied by an opinion thereon (without a “going concern” or similar qualification or exception and without any qualification or exception as to the scope of the audit on which such opinion is based) of independent public accountants of recognized national standing, which opinion shall state that such financial statements present fairly, in all material respects, the financial position of the companies being reported upon and their results of operations and cash flows and have been prepared in conformity with GAAP, and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and that such audit provides a reasonable basis for such opinion in the circumstances, provided that the delivery within the time period specified above of the Parent Guarantor’s Form 10-K for such fiscal year (together with the Parent Guarantor’s annual report to shareholders, if any, prepared pursuant to Rule 14a-3 under the Exchange Act) prepared in accordance with the requirements therefor and filed with the SEC shall be deemed to satisfy the requirements of this Section 7.1(b), provided, further, that the

Obligors shall be deemed to have made such delivery of such Form 10-K if any of them shall have timely made Electronic Delivery thereof;

(c) SEC and Other Reports — promptly upon their becoming available, one copy of (i) each financial statement, report, notice or proxy statement sent by the Parent Guarantor or any Subsidiary to its principal lending banks as a whole (excluding information sent to such banks in the ordinary course of administration of a bank facility, such as information relating to pricing and borrowing availability) or to its public securities holders generally, and (ii) each regular or periodic report, each registration statement (without exhibits except as expressly requested by such holder), each prospectus and all amendments thereto and each press release filed by the Parent Guarantor or any Subsidiary with the SEC or any other similar governmental or regulatory body in any non-U.S. jurisdiction, provided that the Obligors shall be deemed to have made such delivery of the items provided for by this clause (c) if any of them shall have made an Electronic Delivery thereof (without regard to any notice requirement provided in such defined term);

(d) Notice of Default or Event of Default — promptly, and in any event within five Business Days after a Responsible Officer (i) has knowledge of the existence of any Default or Event of Default or (ii) has received (A) any written notice of, or taken any action with respect to, a Default claimed hereunder or (B) any written notice or taken any action with respect to a claimed default of the type referred to in Section 11(g), a written notice specifying the nature and period of existence thereof and what action the Obligors are taking or propose to take with respect thereto;

(e) ERISA Matters — promptly, and in any event within five Business Days after a Responsible Officer has knowledge of any of the following, a written notice setting forth the nature thereof and the action, if any, that an Obligor or an ERISA Affiliate proposes to take with respect thereto:

(i) with respect to any Plan, any reportable event, as defined in section 4043(c) of ERISA and the regulations thereunder, for which notice thereof has not been waived pursuant to such regulations as in effect on the date hereof; or

(ii) the taking by the PBGC of steps to institute, or the threatening by the PBGC of the institution of, proceedings under section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by any Obligor or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan; or

(iii) any event, transaction or condition that reasonably could result in the incurrence of any liability by any Obligor or any ERISA Affiliate pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to Employee Benefit Plans, or in the imposition of any Lien on any of the rights, properties or assets of any Obligor or any ERISA Affiliate pursuant to Title I or IV of ERISA or such penalty or excise tax provisions, if such liability or Lien, taken together with any other such liabilities or Liens then existing, would reasonably be expected to have a Material Adverse Effect; or

(iv) receipt of notice of the imposition of a financial penalty greater than U.S.$5,000,000 (which for this purpose shall mean any tax, penalty or other liability, whether by way of indemnity or otherwise) with respect to one or more Non-U.S. Plans;

(f) Notices from Governmental Authority — promptly, and in any event within 30 days of receipt thereof, copies of any notice to any Obligor or any Subsidiary from any Federal or state Governmental Authority relating to any order, ruling, statute or other law or regulation that would reasonably be expected to have a Material Adverse Effect;

(g) Bridge Facility — promptly upon the execution and delivery of the Bridge Facility, a true, correct and complete copy of the Bridge Facility; and

(h) Requested Information — with reasonable promptness, such other data and information relating to the business, operations, affairs, financial condition, assets or properties of any Obligor or any of its Subsidiaries (including, but without limitation, actual copies of the Parent Guarantor’s Form 10-Q and Form 10-K) or relating to the ability of each Obligor to perform its obligations hereunder and under the Notes (in the case of the Company) as from time to time may be reasonably requested by any such holder of Notes.

Section 7.2. Officer’s Certificate. Each set of financial statements delivered to a holder of Notes pursuant to Section 7.1(a) or Section 7.1(b) shall be accompanied by a certificate of a Senior Financial Officer setting forth (which, in the case of Electronic Delivery of any such financial statements, shall be by separate concurrent delivery of such certificate to each holder of Notes):

(a) Covenant Compliance — the information (including detailed calculations) required in order to establish whether the Obligors were in compliance with the requirements of Section 10.3 or Section 10.6 through Section 10.10, inclusive, during the quarterly or annual period covered by the statements then being furnished (including with respect to each such Section, where applicable, the calculations of the maximum or minimum amount, ratio or percentage, as the case may be, permissible under the terms of such Sections, and the calculation of the amount, ratio or percentage then in existence); and

(b) Event of Default — a statement that such Senior Financial Officer has reviewed the relevant terms hereof and has made, or caused to be made, under his or her supervision, a review of the transactions and conditions of the Obligors and their Subsidiaries from the beginning of the quarterly or annual period covered by the statements then being furnished to the date of the certificate and that such review shall not have disclosed the existence during such period of any condition or event that constitutes a Default or an Event of Default or, if any such condition or event existed or exists (including, without limitation, any such event or condition resulting from the failure of any Obligor or any Subsidiary to comply with any Environmental Law), specifying the nature and period of existence thereof and what action the Obligors shall have taken or proposes to take with respect thereto.

Section 7.3. Visitation. The Obligors shall permit the representatives of each holder of Notes that is an Institutional Investor:

(a) No Default — if no Default or Event of Default then exists, at the expense of such holder and upon reasonable prior notice to any Obligor, to visit the principal executive office of any Obligor, to discuss the affairs, finances and accounts of the Obligors and their Subsidiaries with each Obligor’s officers, and (with the consent of the such Obligor, which consent will not be unreasonably withheld) its independent public accountants, and (with the consent of such Obligor, which consent will not be unreasonably withheld) to visit the other offices and properties of the Parent Guarantor and each Subsidiary, all at such reasonable times and as often as may be reasonably requested in writing; and

(b) Default — if a Default or Event of Default then exists, at the expense of the Obligors to visit and inspect any of the offices or properties of any Obligor or any Subsidiary, to examine all their respective books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss their respective affairs, finances and accounts with their respective officers and (with the consent of an Obligor, which consent shall not be unreasonably withheld or delayed) independent public accountants, all at such times and as often as may be reasonably requested.

Section 7.4. Limitation on Disclosure Obligation.

The Obligors shall not be required to disclose the following information pursuant to Section 7.1(g) or 7.3:

(a) information that the Obligors determine after consultation with counsel qualified to advise on such matters that, notwithstanding the confidentiality requirements of Section 21, they would be prohibited from disclosing by applicable law or regulations without making public disclosure thereof; or

(b) information that, notwithstanding the confidentiality requirements of Section 21, the Obligors are prohibited from disclosing by the terms of an obligation of confidentiality contained in any agreement with any non-Affiliate binding upon the Obligors and not entered into in contemplation of this clause (b), provided that the Obligors shall use commercially reasonable efforts to obtain consent from the party in whose favor the obligation of confidentiality was made to permit the disclosure of the relevant information and provided further that the Obligors have received a written opinion of counsel confirming that disclosure of such information without consent from such other contractual party would constitute a breach of such agreement.

Promptly after a request therefor from any holder of Notes that is an Institutional Investor, the Obligors will provide such holder with a written opinion of counsel (which may be addressed to the Obligors) relied upon as to any requested information that the Obligors are prohibited from disclosing to such holder under circumstances described in this Section 7.4.

SECTION 8. PAYMENT AND PREPAYMENT OF THE NOTES.

Section 8.1. Maturity. As provided therein, the entire unpaid principal balance of the Series A Notes, the Series B Notes, the Series C Notes and the Series D Notes shall be due and payable on the respective stated maturity dates thereof.

Section 8.2. Optional Prepayments with Make-Whole Amount. The Company may, at its option, upon notice as provided below, prepay at any time all, or from time to time any part of, the Notes, in an amount not less than 10% of the aggregate principal amount of the Notes then outstanding in the case of a partial prepayment, at 100% of the principal amount so prepaid, and the Make-Whole Amount determined for the prepayment date with respect to such principal amount. The Company will give each holder of Notes written notice of each optional prepayment under this Section 8.2 not less than 30 days and not more than 60 days prior to the date fixed for such prepayment. Each such notice shall specify such date (which shall be a Business Day), the aggregate principal amount of such Notes to be prepaid on such date, the principal amount of such Note held by such holder to be prepaid (determined in accordance with Section 8.3), and the interest to be paid on the prepayment date with respect to such principal amount being prepaid, and shall be accompanied by a certificate of a Senior Financial Officer as to the estimated Make-Whole Amount due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation. Two Business Days prior to such prepayment, the Company shall deliver to each holder of Notes a certificate of a Senior Financial Officer specifying the calculation of such Make-Whole Amount as of the specified prepayment date.

Section 8.3. Allocation of Partial Prepayments. In the case of each partial prepayment of the Notes, other than any offer of prepayment of the Notes pursuant to Section 8.5, 8.7 or 10.3 that has been rejected by any holder or holders of Notes, the principal amount of the Notes shall be allocated among all of the Notes at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment.

Section 8.4. Maturity; Surrender, Etc. In the case of each prepayment of Notes pursuant to this Section 8, the principal amount of each Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment (which shall be a Business Day), together with interest on such principal amount accrued to such date and the applicable Make-Whole Amount, if any. From and after such date, unless the Company shall fail to pay such principal amount when so due and payable, together with the interest and Make-Whole Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue. Any Note paid or prepaid in full shall be surrendered to the Company and cancelled and shall not be reissued, and no Note shall be issued in lieu of any prepaid principal amount of any Note.

Section 8.5. Purchase of Notes. The Obligors will not and will not permit any of their Affiliates to purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding Notes except (a) upon the payment or prepayment of the Notes in accordance with the terms of this Agreement and the Notes or (b) to a written offer to purchase any outstanding Notes made by any Obligor or an Affiliate pro rata to the holders of the Notes upon the same terms and conditions. Any such offer shall provide each holder with sufficient information to enable it to make an informed decision with respect to such offer, and shall remain open for at least 10 Business Days. If the Required Holders accept such offer, the Company shall promptly notify the remaining holders of Notes of such fact and the expiration date for the acceptance by holders of Notes of such offer shall be extended by the number of days necessary to give each such remaining holder at least 5 Business Days from its receipt of such notice to accept such offer. The Company will promptly cancel all Notes acquired by either Obligor or any of their Affiliates pursuant to any payment, prepayment or purchase of Notes pursuant to any provision of this Agreement and no Notes may be issued in substitution or exchange for any such Notes.

Section 8.6. Make-Whole Amount.

“Make-Whole Amount” means, with respect to any Note, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Note over the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings:

“Called Principal” means, with respect to any Note, the principal of such Note that is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

“Discounted Value” means, with respect to the Called Principal of any Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Notes is payable) equal to the Reinvestment Yield with respect to such Called Principal.

“Reinvestment Yield” means, with respect to the Called Principal of any Note, 0.50% (i.e., 50 basis points) over the yield to maturity implied by (i) the yields reported as of 10:00 a.m. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as “Page PX1” (or such other display as may replace Page PX1) on Bloomberg Financial Markets for the most recently issued actively traded on the run U.S. Treasury securities having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date, or (ii) if such yields are not reported as of such time or the yields reported as of such time are not ascertainable (including by way of interpolation), the Treasury Constant Maturity Series Yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (or any comparable successor publication) for actively traded on the run U.S. Treasury securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date.

In the case of each determination under clause (i) or clause (ii), as the case may be, of the preceding paragraph, such implied yield will be determined, if necessary, by (a) converting U.S. Treasury bill quotations to bond equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between (1) the applicable actively traded on the run U.S. Treasury security with the maturity closest to and greater than such Remaining Average Life and (2) the applicable actively traded on the run U.S. Treasury security with the maturity closest to and less than such Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Note.

“Remaining Average Life” means, with respect to any Called Principal, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (b) the number of years (calculated to the nearest one-twelfth year) that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

“Remaining Scheduled Payments” means, with respect to the Called Principal of any Note, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the terms of the Notes, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 8.2 or Section 12.1.

“Settlement Date” means, with respect to the Called Principal of any Note, the date on which such Called Principal is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

Section 8.7. Change of Control. (a) Notice of Change of Control. The Obligors will, within 20 Business Days after any Responsible Officer has knowledge of the occurrence of any Change of Control give written notice of such Change of Control to each holder of Notes. If a Change of Control has occurred, such notice shall contain and constitute an offer to prepay Notes as described in subparagraph (b) of this Section 8.7 and shall be accompanied by the certificate described in subparagraph (e) of this Section 8.7.

(b) Offer to Prepay Notes. The offer to prepay Notes contemplated by subparagraph (a) of this Section 8.7 shall be an offer to prepay, in accordance with and subject to this Section 8.7, all, but not less than all, the Notes held by each holder (in this case only, “holder” in respect of any Note registered in the name of a nominee for a disclosed beneficial owner shall mean such beneficial owner) on a date specified in such offer (the “Proposed Prepayment Date”). If such Proposed Prepayment Date is in connection with an offer contemplated by subparagraph (a) of this Section 8.7, such date shall be not less than 30 days and not more than 60 days after the date of such offer (if the Proposed Prepayment Date shall not be specified in such offer, the Proposed Prepayment Date shall be the 45th day after the date of such offer).

(c) Acceptance; Rejection. A holder of Notes may accept or reject the offer to prepay made pursuant to this Section 8.7 by causing a notice of such acceptance or rejection to be delivered to the Company at least 5 Business Days prior to the Proposed Prepayment Date. A failure by a holder of Notes to respond to an offer to prepay made pursuant to this Section 8.7, or to accept an offer as to all of the Notes held by the holder, in each case on or before the fifth (5th) Business Day preceding the Proposed Prepayment Date shall be deemed to constitute a rejection of such offer by such holder.

(d) Prepayment. Prepayment of the Notes to be prepaid pursuant to this Section 8.7 shall be at 100% of the principal amount of such Notes, together with interest on such Notes accrued to the date of prepayment.

(e) Officer’s Certificate. Each offer to prepay the Notes pursuant to this Section 8.7 shall be accompanied by a certificate, executed by a Senior Financial Officer of the Company and dated the date of such offer, specifying: (i) the Proposed Prepayment Date; (ii) that such offer is made pursuant to this Section 8.7; (iii) the principal amount of each Note offered to be prepaid; (iv) the interest that would be due on each Note offered to be prepaid, accrued to the Proposed Prepayment Date; (v) that the conditions of this Section 8.7 have been fulfilled; and (vi) in reasonable detail, the nature and date or proposed date of the Change of Control.

(f) Effect on Required Payments. The amount of each payment of the principal of the Notes made pursuant to this Section 8.7 shall be applied against and reduce each of the then remaining principal payments due pursuant to Section 8.1 by a percentage equal to the aggregate principal amount of the Notes so paid divided by the aggregate principal amount of the Notes outstanding immediately prior to such payment.

(g) “Change of Control” Defined. “Change of Control” means an event or series of events by which:

(1) any “person” or “group” (within the meaning of Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934) becomes the “beneficial owner” (as defined in Rule 13d-3 under the Securities Exchange Act of 1934), directly or indirectly, of twenty percent (20%) or more of the voting power of the then outstanding Capital Stock of the Parent Guarantor entitled to vote generally in the election of the directors of the Parent Guarantor; or

(2) the majority of the board of directors of the Parent Guarantor fails to consist of Continuing Directors; or

(3) except as expressly permitted under the terms of this Agreement, any Obligor or any Subsidiary that is a borrower under the Credit Agreement (each, a “Subsidiary Borrower”) consolidates with or merges into another Person or conveys, transfers or leases all or substantially all of its property to any Person, or any Person consolidates with or merges into an Obligor or any Subsidiary Borrower, in either event pursuant to a transaction in which the outstanding Capital Stock of such Obligor or such Subsidiary Borrower, as applicable, is reclassified or changed into or exchanged for cash, securities or other property; or

(4) except as otherwise expressly permitted under the terms of this Agreement, the Parent Guarantor shall cease to own and control, either directly or indirectly, all of the economic and voting rights associated with all of the outstanding Capital Stock of each of the Subsidiary Guarantors or shall cease to have the power, directly or indirectly, to elect all of the members of the board of directors of each of the Subsidiary Guarantors.

For purposes of the preceding definition, a “Continuing Director” means, with respect to any person as of any date of determination, any member of the board of directors of such Person who (a) was a member of such board of directors on the date of the Closing, or (b) was nominated for election or elected to such board of directors with the approval of the required majority of the Continuing Directors who were members of such board at the time of such nomination or election; provided that an individual who is so elected or nominated in connection with a merger, consolidation, acquisition or similar transaction shall not be a Continuing Director unless such individual was a Continuing Director prior thereto.

Section 8.8. Termination of Transaction Agreement or Failure to Consummate the Shaw Acquisition. (a)(1) If (A) the Transaction Agreement is terminated prior to the consummation of the Shaw Acquisition, (B) the Company does not consummate the Shaw Acquisition on or prior to June 30, 2013 or (C) the Escrowed Closing Proceeds have not been released from escrow in accordance with the terms of the Escrow Agreement on or prior to June 30, 2013 (each, a “Termination Event”), the Company shall provide written notice within one day of the occurrence of a Termination Event to each holder of Notes. Upon the occurrence of a Termination Event, the Company shall have the right to prepay, in accordance with and subject to Section 8.8(b), all, but not less than all, the outstanding Notes at the Termination Price and (ii) a Termination Event, each holder of a Note shall have the right to require the Company to purchase all of its Notes at the Termination Price in accordance with and subject to Section 8.8(c), in each case, together with interest on all such Notes accrued to the date of prepayment or purchase by the Company, as applicable.

(2) If an Escrow Agreement Default Event has occurred, the Company shall have the right to prepay, in accordance with and subject to Section 8.8(b), all, but not less than all, the outstanding Notes of any Objecting Holder at the Termination Price, together with interest on all such Notes accrued to the date of prepayment by the Company.

(b) Right to Prepay Notes. If the Company exercises its right to prepay the outstanding Notes pursuant to subparagraph (a) of this Section 8.8, the Company shall provide prior written notice within ten (10) Business Days of any Termination Event or Default Termination Event (the “Termination Event Prepayment Notice”) to each holder or each Objecting Holder, as applicable, and shall prepay the Notes on a date specified in such notice, which date shall be not less than five (5) Business Days after the date of such notice (the “Termination Event Prepayment Date”). The Termination Event Prepayment Notice shall be accompanied by a certificate, executed by a Senior Financial Officer of the Company and dated the date of such notice, specifying: (i) the Termination Event Prepayment Date; (ii) that the prepayment of the Notes is being made pursuant to this Section 8.8; (iii) the principal amount of each Note being prepaid; (iv) the Termination Price of each Note being prepaid; and (v) the interest that would be due on each Note offered being prepaid, accrued to the Termination Event Prepayment Date.

(c) Purchase of Notes. If the Company does not exercise its right to prepay the outstanding Notes pursuant to subparagraph (b) of this Section 8.8 with respect to a Termination Event (as evidenced by the provision of a Termination Event Prepayment Notice as set forth in such section with respect to such Termination Event), any holder (in this case only, “holder” in respect of any Note registered in the name of a nominee for a disclosed beneficial owner shall mean such beneficial owner) may require the Company to purchase all of the Notes held by such holder as contemplated by subparagraph (a) of this Section 8.8, by providing a written request to the Company within forty-five (45) Business Days of any Termination Event (each, a “Termination Event Purchase Request”). The Company shall purchase all Notes held by such holder on a date mutually agreed to by the Company and such holder, provided that such date shall not be less than five (5) Business Days and not more than fifteen (15) Business Days after the Termination Event Purchase Request (the “Termination Event Purchase Date”). In connection with the purchase of any Note pursuant to this Section 8.8, the Company shall provide the holder of such Note a certificate, executed by a Senior Financial Officer of the Company, specifying: (i) the Termination Event Purchase Date, (ii) that such purchase is being made pursuant to this Section 8.8; (iii) the principal amount of each Note being purchased by the Company; (iv) the Termination Price of each Note being purchased by the Company; and (v) the interest that would be due on each Note being purchased by the Company, accrued to the Termination Event Purchase Date.

(d) Release of Escrowed Proceeds. If any holder has yet to timely notify the Company of the exercise of its right to require the Company to purchase all of its Notes pursuant to Section 8.8(c) by the 15th day preceding the expiration of the time period set forth in Section 8.8(c), then the Company shall send written notice to such holder (in this case only, “holder” in respect of any Note registered in the name of a nominee for a disclosed beneficial owner shall mean such beneficial owner), requesting confirmation as to whether such holder desires to exercise its rights pursuant to Section 8.8(c). If the Company does not exercise its right to prepay the outstanding Notes within the time period set forth in Section 8.8(b) with respect to a Termination Event or any holder does not exercise its right to require the Company to purchase all of its Notes within the time period set forth in Section 8.8(c), the Escrowed Proceeds (other than amounts, if any, owing to any holder that has timely exercised its rights pursuant to Section 8.8(c), but has yet to receive payment for its Notes) shall be released, free and clear of any Liens in favor of the holders, from escrow to the Company on September 30, 2013.

SECTION 9. AFFIRMATIVE COVENANTS.

Each Obligor, jointly and severally, covenants that from and after the date of the Closing and so long as any of the Notes are outstanding:

Section 9.1. Compliance with Law. Without limiting Section 10.5, each Obligor will, and will cause each of its Subsidiaries to, comply with all laws, ordinances or governmental rules or regulations to which each of them is subject, including, without limitation, ERISA, Environmental Laws, the USA Patriot Act and the other laws and regulations that are referred to in Section 5.16, and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses, in each case to the extent necessary to ensure that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 9.2. Insurance. Each Obligor will, and, if not maintained by an Obligor, will cause each of its Subsidiaries to, maintain, with financially sound and reputable insurers, insurance with respect to their respective properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co-insurance and self-insurance, if adequate reserves are maintained with respect thereto) as is customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated.

Section 9.3. Maintenance of Properties. Each Obligor will, and will cause each of its Subsidiaries to, maintain and keep, or cause to be maintained and kept, their respective properties in good repair, working order and condition (other than ordinary wear and tear), so that the business carried on in connection therewith may be properly conducted at all times, provided that this Section shall not prevent either Obligor or any Subsidiary from discontinuing the operation and the maintenance of any of its properties if such discontinuance is desirable in the conduct of its business and such Obligor has concluded that such discontinuance would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 9.4. Payment of Taxes and Claims. Each Obligor will, and will cause each of its Subsidiaries to, file all tax returns required to be filed in any jurisdiction and to pay and discharge all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges, or levies imposed on them or any of their properties, assets, income or franchises, to the extent the same have become due and payable and before they have become delinquent and all claims for which sums have become due and payable that have or might become a Lien on properties or assets of either Obligor or any Subsidiary, provided that neither any Obligor nor any Subsidiary need pay any such tax, assessment, charge or levy or claim if (i) the amount, applicability or validity thereof is contested by such Obligor or such Subsidiary on a timely basis in good faith and in appropriate proceedings, and such Obligor or such Subsidiary has established adequate reserves therefor in accordance with GAAP on the books of such Obligor or such Subsidiary or (ii) the nonpayment of all such taxes, assessments, charges, levies and claims in the aggregate would not reasonably be expected to have a Material Adverse Effect.

Section 9.5. Corporate Existence, Etc. Subject to Section 10.2, each Obligor will at all times preserve and keep its corporate existence in full force and effect. Subject to Sections 10.2 and 10.3, each Obligor will at all times preserve and keep in full force and effect the corporate existence of each of its Subsidiaries (unless merged into either Obligor or a Wholly-Owned Subsidiary) and all rights and franchises of the Obligors and their Subsidiaries unless, in the good faith judgment of the Obligors, the termination of or failure to preserve and keep in full force and effect such corporate existence, right or franchise would not, individually or in the aggregate, have a Material Adverse Effect.

Section 9.6. Books and Records. Each Obligor will, and will cause each of its Subsidiaries to, maintain proper books of record and account in conformity with GAAP and all applicable requirements of any Governmental Authority having legal or regulatory jurisdiction over such Obligor or such Subsidiary, as the case may be.

Section 9.7. Pari Passu Ranking. The Notes (in the case of the Company) and all other obligations under this Agreement of each Obligor are and at all times shall remain direct and unsecured obligations of such Obligor ranking at least pari passu in right of payment with all Indebtedness outstanding under the Credit Agreement and all other present and future unsecured Indebtedness (actual or contingent) of such Obligor that is not expressed to be subordinate or junior in rank to any other unsecured Indebtedness of such Obligor.

Section 9.8. Subsidiary Guarantors. The Obligors will cause the Initial Subsidiary Guarantors and, after the date of Closing, any Subsidiary which is required by the terms of any Credit Agreement to become obligated for, or otherwise guarantee, Indebtedness of either Obligor in respect of any Credit Agreement, to deliver to each of the holders of the Notes (concurrently with the incurrence of any such obligation) the following items:

(a) a duly executed Subsidiary Guarantee in scope, form and substance reasonably satisfactory to the Required Holders or a joinder agreement in respect of the Subsidiary Guarantee, as applicable;

(b) a certificate signed by an authorized Responsible Officer of each Obligor making representations and warranties to the effect of those contained in Sections 5.1, 5.2, 5.4, 5.6, 5.7 and 5.19, with respect to such Subsidiary and its Subsidiary Guarantee, as applicable; and

(c) in the case that any such Subsidiary is a Material Subsidiary, an opinion of counsel addressed to each of the holders of the Notes reasonably satisfactory to the Required Holders, to the effect that the Subsidiary Guarantee by such Person has been duly authorized, executed and delivered and that the Subsidiary Guarantee constitutes the legal, valid and binding obligation of such Person, enforceable in accordance with its terms, except as an enforcement of such terms may be limited by bankruptcy, insolvency, fraudulent conveyance and similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles and containing other usual and customary assumptions, qualifications and exceptions.

If any Subsidiary otherwise required to become a Subsidiary Guarantor under this Section 9.8 is a joint venture or unincorporated association, and such Subsidiary’s becoming a Subsidiary Guarantor shall be restricted by such Subsidiary’s constitutive documents, then, provided such Subsidiary is not obligated under any Credit Agreement for more than the Limited Guaranteed Amount, notwithstanding anything to the contrary contained in any Financing Agreement, the obligations guaranteed by such Subsidiary under the Subsidiary Guaranty shall not be required to exceed the amount (the “Limited Guarantee Amount”) that may be so guaranteed under applicable Requirements of Law (including, without limitation, the Uniform Fraudulent Conveyance Act and the Uniform Fraudulent Transfer Act), multiplied by the percentage of such Subsidiary’s outstanding Capital Stock or interest in the profits owned, in each case, by the Company or any of its other Subsidiaries.

Section 9.9. Maintenance of Ownership. The Company shall at all times remain a Subsidiary of the Parent Guarantor and the Parent Guarantor shall at all times own, directly or indirectly, 100% of all equity interests and voting interests of the Company free and clear of any Lien.

Section 9.10. Maintenance of Rating on Notes. The Company will at all times maintain a rating by DBRS, Inc. (or any successor thereto) on the Notes.

Section 9.11. Most Favored Lender Status.

(a) If at any time after the date of this Agreement any Credit Agreement contains a covenant (whether constituting a covenant or event of default) by an Obligor (i) to maintain the Leverage Ratio (or a similar covenant or limitation on Indebtedness contained in any such Credit Agreement) at a level more favorable to the lenders under such Credit Agreement than the level set forth in Section 10.7, (ii) to maintain a minimum amount of Consolidated Net Worth (or a similar covenant contained in any such Credit Agreement) at a level more favorable to the lenders under such Credit Agreement than the level set forth in Section 10.8, or (iii) to maintain the Fixed Charge Coverage Ratio (or a similar covenant contained in any such Credit Agreement) at a level more favorable to the lenders under such Credit Agreement than the level set forth in Section 10.9 (any such provision, together with all definitions and interpretive provisions from such Credit Agreement to the extent used in relation thereto, a “Most Favorable Covenant”), then the Obligors shall provide a Most Favored Lender Notice in respect of such Most Favorable Covenant. Such Most Favorable Covenant shall be deemed automatically incorporated by reference into this Agreement, mutatis mutandis, as if set forth in full herein, effective as of the date when such Most Favorable Covenant shall have become effective under such Credit Agreement (unless such date is prior to the date of the Closing, in which case such covenant will be deemed incorporated effective as of the date of the Closing). Thereafter, upon the request of any holder of a Note, the Obligors shall enter into any additional agreement or amendment to this Agreement reasonably requested by such holder to further evidence any of the foregoing.

(b) Any Most Favorable Covenant incorporated into this Agreement (herein referred to as an “Incorporated Covenant”) pursuant to this Section 9.11 (i) shall be deemed automatically amended herein to reflect any subsequent amendments made to such Most Favorable Covenant under the applicable Credit Agreement (provided that, if a Default or an Event of Default then exists and the amendment of such Most Favorable Covenant would make such covenant less restrictive on the Company, then such Incorporated Covenant shall only be deemed automatically amended at such time, if it should occur, when such Default or Event of Default no longer exists) and (ii) shall be deemed automatically deleted from this Agreement at such time as such Most Favorable Covenant is deleted or otherwise removed from the applicable Credit Agreement or such applicable Credit Agreement shall be terminated (provided that, if a Default or an Event of Default then exists, then such Incorporated Covenant shall only be deemed automatically deleted from this Agreement at such time, if it should occur, when such Default or Event of Default no longer exists); provided, however, that if any fee or other consideration is paid to the lenders under such Credit Agreement for such amendment or deletion, the equivalent of such fee or other consideration shall be paid to the holders of the Notes upon the effectiveness of such amendment or deletion. Upon the occurrence of any event described in sub-clause (i) of the preceding sentence, upon the request of the Obligors or any holder of Notes, the holders of Notes (if applicable) and the Obligors shall enter into any additional agreement or amendment to this Agreement reasonably requested by the Obligors or a holder of Notes, as the case may be, evidencing the amendment of any such Incorporated Covenants. Upon the occurrence of any event described in sub-clause (ii) of the second preceding sentence, upon the request of the Obligors, the holders of Notes shall enter into any additional agreement or amendment to this Agreement reasonably requested by the Obligors evidencing the deletion and termination of any such Incorporated Covenants.

(c) “Most Favored Lender Notice” means, in respect of any Most Favorable Covenant, a written notice to each of the holders of the Notes (and in the case if any Note registered in the name of a nominee for a disclosed beneficial owner, to such beneficial owner, rather than such nominee, on the date of such notice) delivered promptly, and in any event within ten Business Days after the inclusion of such Most Favorable Covenant in any Credit Agreement from a Responsible Officer referring to the provisions of this Section 9.11 and setting forth a reasonably detailed description of such Most Favorable Covenant and related explanatory calculations, as applicable.

(d) For the avoidance of doubt, in no event shall the Leverage Ratio set forth in Section 10.7, the minimum amount of Consolidated Net Worth set forth in Section 10.8 or the Fixed Charge Coverage Ratio set forth in Section 10.9 and related definitions contained in this Agreement be deemed or construed to be loosened or relaxed by operation of the terms of this Section 9.11.

SECTION 10. NEGATIVE COVENANTS.

Each Obligor, jointly and severally, covenants that from and after the date of the Closing and so long as any of the Notes are outstanding:

Section 10.1. Transactions with Affiliates. The Obligors will not, and will not permit any Subsidiary to, enter into directly or indirectly any Material transaction or Material group of related transactions (including without limitation the purchase, lease, sale or exchange of properties of any kind or the rendering of any service) with any Affiliate (other than the Obligors or another Subsidiary), except in the ordinary course and pursuant to the reasonable requirements of any Obligor’s or such Subsidiary’s business and upon fair and reasonable terms no less favorable to such Obligor or such Subsidiary than would be obtainable in a comparable arm’s-length transaction with a Person not an Affiliate.

Section 10.2. Merger, Consolidation, Etc. The Obligors will not, and will not permit any Subsidiary to, consolidate with or merge with any other Person or convey, transfer or lease (as lessor) all or substantially all of its assets in a single transaction or series of related transactions to any Person except:

(a) the Parent Guarantor may consolidate with or merge with, or convey, transfer or lease substantially all of its assets in a single transaction or series of related transactions to, any other Person if (i) the successor formed by such consolidation or the survivor of such merger or the Person that acquires by conveyance, transfer or lease all or substantially all of the assets of the Parent Guarantor as an entirety, as the case may be (the “Surviving Parent”), shall be a solvent corporation or limited liability company organized and existing under the laws of an Acceptable Jurisdiction, (ii) if the Parent Guarantor is not the Surviving Parent, the due and punctual performance and observation of all of the obligations in the Financing Agreements to be performed or observed by the Parent Guarantor are expressly assumed in writing by the Surviving Parent and the Surviving Parent shall furnish to the holders of the Notes an opinion of nationally recognized independent counsel to the effect that each agreement or instrument effecting such assumption has been duly authorized, executed and delivered and constitutes the legal, valid and binding obligation of the Surviving Parent enforceable in accordance with its terms, except as enforcement of such terms may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles and containing other usual and customary assumptions, qualifications and exceptions, (iii) each of the Subsidiary Guarantors shall have confirmed and ratified in writing reasonably satisfactory to the Required Holders its obligations under its Subsidiary Guarantee, and (iv) immediately before and after giving effect to any such transaction, no Default or Event of Default shall have occurred and be continuing; and

(b) the Company may consolidate with or merge with, or convey, transfer or lease substantially all of its assets in a single transaction or series of related transactions to, any other Person if (i) the successor formed by such consolidation or the survivor of such merger or the Person that acquires by conveyance, transfer or lease all or substantially all of the assets of the Company as an entirety, as the case may be (the “Surviving Company”), shall be a solvent corporation or limited liability company organized and existing under the laws of the United States or any State thereof (including the District of Columbia), (ii) if the Company is not the Surviving Company, the due and punctual performance and observation of all of the obligations in the Financing Agreements (including the Notes) to be performed or observed by the Company are expressly assumed in writing by the Surviving Company and the Surviving Company shall furnish to the holders of the Notes an opinion of nationally recognized independent counsel to the effect that each agreement or instrument effecting such assumption has been duly authorized, executed and delivered and constitutes the legal, valid and binding obligation of the Surviving Company, enforceable in accordance with its terms, except as enforcement of such terms may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles and containing other usual and customary assumptions, qualifications and exceptions, (iii) each of the Parent Guarantor and Subsidiary Guarantors shall have confirmed and ratified in writing reasonably satisfactory to the Required Holders its obligations under the Parent Guarantee and Subsidiary Guarantee, respectively, and (iv) immediately before and after giving effect to any such transaction, no Default or Event of Default shall have occurred and be continuing; and

(c) any Subsidiary of any Obligor (other than the Company) may (x) consolidate with or merge with, or convey, transfer or lease substantially all of its assets in a single transaction or series of related transactions to, (i) any Obligor or any other Subsidiary so long as in any merger or consolidation involving an Obligor, such Obligor shall be the surviving or continuing corporation or (ii) any other Person so long as the survivor is the Subsidiary, or (y) convey, transfer or lease all of its assets in compliance with the provisions of Section 10.3.

No such conveyance, transfer or lease of substantially all of the assets of any Obligor or any Subsidiary Guarantor shall have the effect of releasing any Obligor or any Subsidiary Guarantor or any Surviving Parent, Surviving Company or any other Person that becomes the surviving or continuing Person in the manner prescribed in this Section 10.2 from its liability under the Financing Agreements, the Notes or any Subsidiary Guarantee, as applicable.

Section 10.3. Sales of Assets. Except as permitted in Section 10.2, the Obligors will not, and will not permit any Subsidiary to, sell, lease or otherwise dispose of (including by way of merger, consolidation or amalgamation) any substantial part (as defined below) of the assets of the Obligors and its Subsidiaries; provided, however, that any Obligor or any Subsidiary may sell, lease or otherwise dispose of assets constituting a substantial part of the assets of the Obligors and their Subsidiaries if such assets are sold in an arms-length transaction and, at such time and after giving effect thereto, no Default or Event of Default shall have occurred and be continuing and an amount equal to the net proceeds received from such sale, lease or other disposition (but only with respect to that portion of such assets that exceeds the definition of “substantial part” set forth below) shall be used within 365 days of such sale, lease or disposition, in any combination:

(1) to acquire productive assets (which shall not include acquiring any equity interests of any Person) used or useful in carrying on the business of the Company and its Subsidiaries and having a value at least equal to the value of such assets sold, leased or otherwise disposed of; and/or

(2) to prepay or retire Senior Indebtedness of the Obligors and/or their Subsidiaries, provided that (i) the Company shall offer to prepay each outstanding Note in a principal amount which equals the Ratable Portion for such Note, and (ii) any such prepayment of the Notes shall be made at par, together with accrued interest thereon to the date of such prepayment, but without the payment of Make-Whole Amount. Any offer of prepayment of the Notes pursuant to this Section 10.3 shall be given to each holder of the Notes by written notice that shall be delivered not less than thirty (30) days and not more than sixty (60) days prior to the proposed prepayment date. Each such notice shall state that it is given pursuant to this Section and that the offer set forth in such notice must be accepted by such holder in writing and shall also set forth (i) the prepayment date, (ii) a description of the circumstances which give rise to the proposed prepayment and (iii) a calculation of the Ratable Portion for such holder’s Notes. Each holder of the Notes which desires to have its Notes prepaid shall notify the Company in writing delivered not less than ten (10) Business Days prior to the proposed prepayment date of its acceptance of such offer of prepayment. A failure by a holder of Notes to notify the Company of its acceptance of an offer of prepayment pursuant to this Section 10.3 on or before the tenth (10th) Business Day preceding the proposed prepayment date shall be deemed a rejection of such offer of prepayment.

As used in this Section 10.3, a sale, lease or other disposition of assets shall be deemed to be a “substantial part” of the assets of the Obligors and their Subsidiaries if the book value of such assets, when added to the book value of all other assets sold, leased or otherwise disposed of by the Obligors and their Subsidiaries during the period of 12 consecutive months ending on the date of such sale, lease or other disposition, exceeds 20% of the book value of Consolidated Total Assets, determined as of the end of the fiscal quarter immediately preceding such sale, lease or other disposition; provided that there shall be excluded from any determination of a “substantial part” any (i) sale or disposition of assets in the ordinary course of business of the Obligors and their Subsidiaries (including sales or dispositions of worthless, damaged or obsolete equipment), (ii) any transfer of assets from any Obligor to any Subsidiary or from any Subsidiary to any Obligor or another Subsidiary and (iii) any sale or disposition of property acquired by any Obligor or any Subsidiary after the date of this Agreement to any Person within 365 days following the acquisition or construction of such property by Obligor or such Subsidiary if an Obligor or such Subsidiary shall concurrently with such sale or other disposition, lease such property, as lessee; provided, further, that there shall be excluded from the operation of this Section 10.3, the disposition of the shares of Topaz Nuclear Energy Holdings (US) Inc. and Topaz Nuclear Energy Holdings (UK) Limited (the “Holdco Shares”) subject to the “put rights” under the put option agreements dated October 13, 2006 (the “Put Option Agreements”), which occurs pursuant to NEH’s exercise of the Put Option Agreements, which exercise occurred on October 6, 2012 and will require funding by the put obligor on January 4, 2013, the proceeds of which will be used by NEH to retire, on or about March 15, 2013, bond indebtedness previously incurred that was related to such Holdco Shares.

Section 10.4. Line of Business. The Obligors will not, and will not permit any Subsidiary to, engage in any business if, as a result, the general nature of the business in which the Obligors and their Subsidiaries, taken as a whole, would then be engaged would be substantially changed from the general nature of the business in which the Obligors and their Subsidiaries, taken as a whole, are engaged on the date of this Agreement as described in the Memorandum.

Section 10.5. Terrorism Sanctions Regulations. The Obligors will not, and will not permit any Controlled Entity to, (i) become a Blocked Person or (ii) have any investments in, or knowingly (as such term is defined in Section 101(6) of CISADA) engage in any dealings or transactions with, any Blocked Person where solely by virtue of such investments, dealings, or transactions would result in either (A) any Obligor or any Controlled Entity being in violation of applicable law in any material respect or (B) any holder of a Note being in violation of any OFAC Sanctions Laws.

Section 10.6. Liens. The Obligors will not, and will not permit any Subsidiary to, create, incur, assume or permit to exist (upon the happening of a contingency or otherwise) any Lien securing Indebtedness for borrowed money on or with respect to any property or asset (including, without limitation, any document or instrument in respect of goods or accounts receivable) of any Obligor or any such Subsidiary, whether now owned or held or hereafter acquired, or any income or profits therefrom, or assign or otherwise convey any right to receive income or profits, except:

(a) Liens for taxes, assessments or other governmental charges which are not yet due and payable or the payment of which is not at the time required by Section 9.4;

(b) carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s and other like Liens, arising in the ordinary course of business and securing obligations that are not overdue by more than 30 days or are being contested by any Obligor or such Subsidiary on a timely basis in good faith and in appropriate proceedings in compliance with Section 9.4;

(c) pledges and deposits made in the ordinary course of business in compliance with workers’ compensation, unemployment insurance, pensions or other employee benefits and other social security laws or regulations;

(d) any attachment or judgment Lien, unless the judgment it secures shall not, within 60 days after entry thereof, have been discharged or execution thereof stayed pending appeal, or shall not have been discharged within 60 days after the expiration of such stay;

(e) other Liens incidental to the normal course of the business of the Obligors and their Subsidiaries or the ownership of their property, including, without limitation, deposits and Liens with respect to the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case which are not securing Indebtedness;

(f) covenants, easements, zoning restrictions, rights of way, governmental permitting and operation restrictions and similar encumbrances on real property imposed by law as arising in the ordinary course of business that do not secure any monetary obligation and do not materially detract from the value of the affected property or interfere with the ordinary conduct of business of the Obligors and their Subsidiaries taken as a whole;

(g) licenses, leases or subleases granted to other Persons in the ordinary course of business and not interfering in any material respect with the business of the Obligors and their Subsidiaries;

(h) customary bankers’ Liens and rights of setoff arising, in each case, in the ordinary course of business and incurred on deposits made in the ordinary course of business;

(i) Liens on property or assets of any Obligor or any of its Subsidiaries securing Indebtedness owing to either Obligor or to another Subsidiary;

(j) Liens on property or assets securing the Indebtedness of any Obligor or any Subsidiary as of the date of the Closing and reflected in Schedule 5.15, including liens of any Financing Agreement on the Escrowed Closing Proceeds;

(k) any Lien created to secure all or part of the purchase price, or to secure Indebtedness incurred or assumed to pay all or any part of the purchase price or cost of construction or improvement, of property (or any improvement thereon) acquired or constructed by any Obligor or a Subsidiary after the date of the Closing, provided that (i) any such Lien shall extend solely to the item or items of such property (or improvement thereon and proceeds thereof) so acquired or constructed and, if required by the terms of the instrument originally creating such Lien, other property (or improvement thereon) which is an improvement to or is acquired or constructed property (or improvement thereon) or which is real property being improved by such acquired or constructed property (or improvement thereon), and (ii) any such Lien shall be created contemporaneously with, or within 180 days after, the acquisition or construction of such property;

(l) any Lien existing on property of a Person immediately prior to its being consolidated with or merged into either Obligor or a Subsidiary or its becoming a Subsidiary, or any Lien existing on any property acquired by either Obligor or a Subsidiary at the time such property is so acquired (whether or not the Indebtedness secured thereby shall have assumed), provided that (i) no such Lien shall have been created or assumed in contemplation of such consolidation or merger or such Person’s becoming a Subsidiary or such acquisition of property, and (ii) each such Lien shall extend solely to the item or items of property so acquired (and proceeds thereof) and, if required by the terms of the instrument originally creating such Lien, other property which is an improvement to or is acquired for specific use in connection with such acquired property;

(m) any Lien renewing, extending, replacing or refunding any Lien permitted by paragraphs (j), (k) or (l) of this Section 10.6, provided that (i) the principal amount of Indebtedness secured by such Lien immediately prior to such extension, renewal, replacement or refunding is not increased or the maturity thereof reduced, (ii) such Lien is not extended to any other property, and (iii) immediately after such extension, renewal, replacement or refunding, no Default or Event of Default would exist; and

(n) Liens securing Priority Debt of the Obligors or any Subsidiary, provided that the aggregate outstanding principal amount of any such Priority Debt shall be permitted by Sections 10.7 and 10.10, and, provided further that, notwithstanding the foregoing, no such Liens may secure any obligations under or pursuant to any Credit Agreement within the provisions of this Section 10.6(n) unless concurrently therewith the Obligors shall secure the Notes, or shall cause the Notes to be secured, equally and ratably with such obligations pursuant to documentation (including without limitation an intercreditor agreement) in form and substance reasonably satisfactory to the Required Holders.

Section 10.7. Leverage Ratio. The Parent Guarantor shall not permit the ratio (the “Leverage Ratio”) of (i) all Adjusted Indebtedness of the Parent Guarantor and its Subsidiaries as of any date of determination to (ii) EBITDA for the most recently-ended period of four-fiscal quarters for which financial statements were required to be delivered to exceed the lesser (a) 3.25:1.0 and (b) 0.25 greater than the level required to be maintained under a similar leverage covenant contained in any Credit Agreement for such applicable fiscal period. For purposes of this Section, if during the period of calculation any Obligor or any Subsidiary shall have acquired or disposed of any Person or acquired or disposed of all or substantially all of the operating assets of any Person, EBITDA for such period shall be calculated after giving pro forma effect thereto as if such transaction occurred on the first day of such period.

For the avoidance of doubt, the Indebtedness and EBITDA of NEH will be excluded from the Leverage Ratio. The Leverage Ratio shall be calculated, (i) in the case of a determination thereof on the Release Date (including, without limitation, on a pro forma basis after giving effect to any action on any date), based upon (A) for Adjusted Indebtedness, Adjusted Indebtedness as of the Release Date after giving pro forma effect to all actions as of the Release Date, and (B) for EBITDA, as described in clause (ii)(B) of this paragraph; and (ii) in each other case, determined as of the last day of each fiscal quarter based upon (A) for Adjusted Indebtedness, Adjusted Indebtedness as of the last day of each such fiscal quarter and (B) for EBITDA, the actual amount for the four quarter period ending on such day, calculated, with respect to acquisitions and disposals, if any, as provided in the preceding paragraph.

For purposes of all calculations of the Leverage Ratio, (i) the Notes shall not be deemed to be outstanding unless, and until the date, that the Escrowed Closing Proceeds are released from escrow by the Escrow Agent for any reason other than the repayment of the Notes in full (such release date, the “Release Date”), and in such event, the Notes shall be deemed outstanding commencing on the Release Date and at no date prior to and (ii) Interest Expense attributable to the Notes will not be included in EBITDA until the Release Date.

Section 10.8. Consolidated Net Worth. (a) From and after the date of this Agreement and prior to the Release Date, the Parent Guarantor shall not permit its Consolidated Net Worth to be less than the Alternative Minimum Net Worth Amount.

(b) From and after the Release Date, the Parent Guarantor shall not permit its Consolidated Net Worth at any time after the Release Date to be less than the greater of (i) the Alternative Minimum Net Worth Amount and (ii) 70% of the Consolidated Net Worth of the Parent Guarantor and its Subsidiaries after giving effect to the Shaw Acquisition (such Consolidated Net Worth to be determined as of the end of the fiscal quarter ending immediately following the consummation of the Shaw Acquisition).

Section 10.9. Fixed Charge Coverage Ratio. The Parent Guarantor and its consolidated Subsidiaries shall maintain a ratio (“Fixed Charge Coverage Ratio”), without duplication, of Consolidated Net Income Available for Fixed Charges to Consolidated Fixed Charges of at least 1.50 to 1.00 for the most recently-ended period of four fiscal quarters for which financial statements were required to be delivered. For purposes of all calculations of the Fixed Charge Coverage Ratio, Interest Expense attributable to the Notes shall be excluded unless the Release Date occurs.

If, during the period for which Consolidated Net Income Available for Fixed Charges and Consolidated Fixed Charges are being calculated, the Parent Guarantor or any Subsidiary has acquired any Person (or the assets thereof) resulting in such Person becoming or otherwise resulting in a Subsidiary, compliance with this Section 10.9 shall be determined by calculating Consolidated Net Income Available for Fixed Charges and Consolidated Fixed Charges on a pro forma basis as if such Subsidiary had become such a Subsidiary on the first day of such period and any Indebtedness incurred in connection therewith was incurred on such date.

Section 10.10. Priority Debt. The Obligors will not at any time permit the aggregate outstanding principal amount of all Priority Debt to exceed the 15% of Consolidated Net Worth (with Consolidated Net Worth being determined as of the end of the then most recent ended fiscal quarter of the Parent Guarantor).

SECTION 11. EVENTS OF DEFAULT.

An “Event of Default” shall exist if any of the following conditions or events shall occur and be continuing from and after the date of the Closing:

(a) the Company defaults in the payment of any principal or Make-Whole Amount, if any, on any Note when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise; or

(b) the Company defaults in the payment of any interest on any Note for more than five Business Days after the same becomes due or any Obligor defaults in the payment of any amount payable pursuant to Section 13 for more than twenty Business Days after the same becomes due and payable; or

(c) either Obligor defaults in the performance of or compliance with any term contained in Section 7.1(d), Section 9.11 or Section 10; or

(d) either Obligor or any Subsidiary Guarantor defaults in the performance of or compliance with any of its obligations contained herein, in any other Financing Agreement or in a Subsidiary Guarantee, respectively (in each case, other than those referred to in Sections 11(a), (b) and (c)), and such default is not remedied within 30 days after the earlier of (i) a Responsible Officer obtaining actual knowledge of such default and (ii) either Obligor receiving written notice of such default from any holder of a Note (any such written notice to be identified as a “notice of default” and to refer specifically to this Section 11(d)); or

(e) either the Parent Guarantee or any Subsidiary Guarantee ceases to be a legally valid, binding and enforceable obligation or contract of the Parent Guarantor or a Subsidiary Guarantor (other than upon a release of any Subsidiary Guarantor from its Subsidiary Guarantee in accordance with the terms of Section 2.3(b)), respectively, or the Parent Guarantor or any Subsidiary Guarantor (or any party by, through or on account of the Parent Guarantor or such Subsidiary Guarantor) challenges the validity, binding nature or enforceability of the Parent Guarantee or its Subsidiary Guarantee, respectively; or

(f) any representation or warranty made in writing by or on behalf of either Obligor in any Financing Agreement or by a Subsidiary Guarantor in its Subsidiary Guarantee or by any officer of either Obligor or any Subsidiary Guarantor in any writing furnished in connection with the transactions contemplated hereby proves to have been false or incorrect in any material respect on the date as of which made; or

(g) (i) either Obligor or any Subsidiary is in default (as principal or as guarantor or other surety) in the payment of any principal of or premium or make-whole amount or interest on any Indebtedness that is outstanding in an aggregate principal amount of at least $50,000,000 beyond any period of grace provided with respect thereto, or (ii) either Obligor or any Subsidiary is in default in the performance of or compliance with any term of any evidence of any Indebtedness in an aggregate outstanding principal amount of at least $50,000,000 or of any mortgage, indenture or other agreement relating thereto or any other condition exists, and as a consequence of such default or condition such Indebtedness has become, or has been declared (or one or more Persons are entitled to declare such Indebtedness to be), due and payable before its stated maturity or before its regularly scheduled dates of payment, or (iii) as a consequence of the occurrence or continuation of any event or condition (other than the passage of time or the right of the holder of Indebtedness to convert such Indebtedness into equity interests), (x) either Obligor or any Subsidiary has become obligated to purchase or repay Indebtedness before its regular maturity or before its regularly scheduled dates of payment in an aggregate outstanding principal amount of at least $50,000,000, or (y) one or more Persons have the right to require any Obligor or any Subsidiary so to purchase or repay such Indebtedness; or

(h) either Obligor or any Subsidiary (i) is generally not paying, or admits in writing its inability to pay, its debts as they become due, (ii) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction, (iii) makes an assignment for the benefit of its creditors, (iv) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, (v) is adjudicated as insolvent or to be liquidated, or (vi) takes corporate action for the purpose of any of the foregoing; or

(i) a court or Governmental Authority of competent jurisdiction enters an order appointing, without consent by either Obligor or any of its Subsidiaries, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of either Obligor or any of its Subsidiaries, or any such petition shall be filed against either Obligor or any of its Subsidiaries and such petition shall not be dismissed within 60 days; or

(j) any event occurs with respect to either Obligor or a Subsidiary that under the laws of any jurisdiction is analogous to any of the events described in Section 11(h) or (i); or

(k) a final judgment or judgments for the payment of money aggregating in excess of $50,000,000 (to the extent not covered by independent third-party insurance as to which the insurer does not dispute coverage) are rendered against one or more of the Obligors and their Subsidiaries and which judgments are not, within 60 days after entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within 60 days after the expiration of such stay; or

(l) if (i) any Plan shall fail to satisfy the minimum funding standards of ERISA or the Code for any plan year or part thereof or a waiver of such standards or extension of any amortization period is sought or granted under section 412 of the Code, (ii) a notice of intent to terminate any Plan shall have been or is reasonably expected to be filed with the PBGC or the PBGC shall have instituted proceedings under ERISA section 4042 to terminate or appoint a trustee to administer any Plan or the PBGC shall have notified either Obligor or any ERISA Affiliate that a Plan may become a subject of any such proceedings, (iii) the aggregate “amount of unfunded benefit liabilities” (within the meaning of section 4001(a)(18) of ERISA) under all Plans (other than Multiemployer Plans, determined in accordance with Title IV of ERISA, shall exceed $50,000,000, (iv) either Obligor or any ERISA Affiliate shall have incurred or is reasonably expected to incur any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to Employee Benefit Plans, (v) either Obligor or any ERISA Affiliate withdraws from any Multiemployer Plan, or (vi) either Obligor or any

Subsidiary establishes or amends any employee welfare benefit plan (as such term is defined in Section 3 of ERISA) that provides post-employment welfare benefits in a manner that would increase the liability of either Obligor or any Subsidiary thereunder; and any such event or events described in clauses (i) through (vi) above, either individually or together with any other such event or events, could reasonably be expected to have a Material Adverse Effect.

SECTION 12. REMEDIES ON DEFAULT, ETC.

Section 12.1. Acceleration. (a) If an Event of Default with respect to either Obligor described in Section 11(h), (i) or (j) (other than an Event of Default described in clause (i) of Section 11(h) or described in clause (vi) of Section 11(h) by virtue of the fact that such clause encompasses clause (i) of Section 11(h)) has occurred, all the Notes then outstanding shall automatically become immediately due and payable.

(b) If any other Event of Default has occurred and is continuing, the Required Holders may at any time at their option, by notice or notices to the Company, declare all the Notes then outstanding to be immediately due and payable.

(c) If any Event of Default described in Section 11(a) or (b) has occurred and is continuing, any holder or holders of Notes at the time outstanding affected by such Event of Default may at any time, at its or their option, by notice or notices to the Company, declare all the Notes held by it or them to be immediately due and payable.

Upon any Notes becoming due and payable under this Section 12.1, whether automatically or by declaration, such Notes will forthwith mature and the entire unpaid principal amount of such Notes, plus (x) all accrued and unpaid interest thereon (including, but not limited to, interest accrued thereon at the Default Rate) and (y) the Make-Whole Amount determined in respect of such principal amount (to the full extent permitted by applicable law), shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived. Each Obligor acknowledges, and the parties hereto agree, that each holder of a Note has the right to maintain its investment in the Notes free from repayment by the Obligors (except as herein specifically provided for) and that the provision for payment of a Make-Whole Amount by the Obligors in the event that the Notes are prepaid or are accelerated as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances.

Section 12.2. Other Remedies. If any Default or Event of Default has occurred and is continuing, and irrespective of whether any Notes have become or have been declared immediately due and payable under Section 12.1, the holder of any Note at the time outstanding may proceed to protect and enforce the rights of such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any Note, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise.

Section 12.3. Rescission. At any time after any Notes have been declared due and payable pursuant to Section 12.1(b) or (c), the Required Holders or, if the Notes have been declared due and payable pursuant to Section 12.1(c) by any holder or holders of Notes, such holder or holders, as the case may be, by written notice to the Company, may rescind and annul any such declaration and its consequences if (a) the Obligors have paid all overdue interest on the Notes, all principal of and Make-Whole Amount, if any, on any Notes that are due and payable and are unpaid other than by reason of such declaration, and all interest on such overdue principal and Make-Whole Amount, if any, and (to the extent permitted by applicable law) any overdue interest in respect of the Notes, at the Default Rate, (b) neither any Obligor nor any other Person shall have paid any amounts which have become due solely by reason of such declaration, (c) all Events of Default and Defaults, other than non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been waived pursuant to Section 17, and (d) no judgment or decree has been entered for the payment of any monies due pursuant hereto or to the Notes. No rescission and annulment under this Section 12.3 will extend to or affect any subsequent Event of Default or Default or impair any right consequent thereon.

Section 12.4. No Waivers or Election of Remedies, Expenses, Etc. No course of dealing and no delay on the part of any holder of any Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder’s rights, powers or remedies. No right, power or remedy conferred by the Financing Agreements (including by any Note) upon any holder thereof shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise. Without limiting the obligations of the Obligors under Section 16, the either Obligors will pay to the holder of each Note on demand such further amount as shall be sufficient to cover all costs and expenses of such holder incurred in any enforcement or collection under this Section 12, including, without limitation, reasonable attorneys’ fees, expenses and disbursements.

SECTION 13. TAX INDEMNIFICATION.

All payments whatsoever under the Financing Agreements required to be made by the Parent Guarantor will be made by the Parent Guarantor in lawful currency of the United States of America free and clear of, and without liability for withholding or deduction for or on account of, any present or future Taxes of whatever nature imposed or levied by or on behalf of any jurisdiction other than the United States (or any political subdivision or taxing authority of or in such jurisdiction) (hereinafter a “Taxing Jurisdiction”), unless the withholding or deduction of such Tax is compelled by law.

If any deduction or withholding for any Tax of a Taxing Jurisdiction shall at any time be required in respect of any amounts to be paid by the Parent Guarantor under the Financing Agreements, the Parent Guarantor will pay to the relevant Taxing Jurisdiction the full amount required to be withheld, deducted or otherwise paid before penalties attach thereto or interest accrues thereon and pay to each holder of a Note such additional amounts as may be necessary in order that the net amounts paid to such holder pursuant to the terms of the Financing Agreements after such deduction, withholding or payment (including, without limitation, any required deduction or withholding of Tax on or with respect to such additional amount), shall be not less than the amounts then due and payable to such holder under the terms of the Financing

Agreements before the assessment of such Tax, provided that no payment of any additional amounts shall be required to be made for or on account of:

(a) any Tax that would not have been imposed but for the existence of any present or former connection between such holder (or a fiduciary, settlor, beneficiary, member of, shareholder of, or possessor of a power over, such holder, if such holder is an estate, trust, partnership or corporation or any Person other than the holder to whom the Notes or any amount payable thereon is attributable for the purposes of such Tax) and the Taxing Jurisdiction, other than the mere holding of the relevant Note or the receipt of payments thereunder or in respect thereof or the enforcement of remedies in respect thereof, including, without limitation, such holder (or such other Person described in the above parenthetical) being or having been a citizen or resident thereof, or being or having been present or engaged in trade or business therein or having or having had an establishment, office, fixed base or branch therein, provided that this exclusion shall not apply with respect to a Tax that would not have been imposed but for the Parent Guarantor, after the date of the Closing, opening an office in, moving an office to, reincorporating in, or changing the Taxing Jurisdiction from or through which payments on account of the Financing Agreements are made to, the Taxing Jurisdiction imposing the relevant Tax;

(b) any Tax that would not have been imposed but for the delay or failure by such holder (following a written request by the Parent Guarantor) in the filing with the relevant Taxing Jurisdiction of Forms (as defined below) that are required to be filed by such holder to avoid or reduce such Taxes (including for such purpose any refilings or renewals of filings that may from time to time be required by the relevant Taxing Jurisdiction), provided that the filing of such Forms would not (in such holder’s reasonable judgment) impose any unreasonable burden (in time, resources or otherwise) on such holder or result in any confidential or proprietary income tax return information being revealed, either directly or indirectly, to any Person and such delay or failure could have been lawfully avoided by such holder, and provided further that such holder shall be deemed to have satisfied the requirements of this clause (b) upon the good faith completion and submission of such Forms (including refilings or renewals of filings) as may be specified in a written request of the Parent Guarantor no later than 60 days after receipt by such holder of such written request (accompanied by copies of such Forms and related instructions, if any); or

(c) any combination of clauses (a) and (b) above;

and provided further that in no event shall the Parent Guarantor be obligated to pay such additional amounts to any holder of a Note (i) not resident in the United States of America or any other jurisdiction in which an original Purchaser is resident for tax purposes on the date of the Closing in excess of the amounts that the Parent Guarantor would be obligated to pay if such holder had been a resident of the United States of America or such other jurisdiction, as applicable, for purposes of, and eligible for the benefits of, any double taxation treaty from time to time in effect between the United States of America or such other jurisdiction and the relevant Taxing Jurisdiction or (ii) registered in the name of a nominee if under the law of the relevant

Taxing Jurisdiction (or the current regulatory interpretation of such law) securities held in the name of a nominee do not qualify for an exemption from the relevant Tax and the Parent Guarantor shall have given timely notice of such law or interpretation to such holder.

By acceptance of any Note, the holder of such Note agrees, subject to the limitations of clause (b) above, that it will from time to time with reasonable promptness (x) duly complete and deliver to or as reasonably directed by the Parent Guarantor all such forms, certificates, documents and returns provided to such holder by the Parent Guarantor (collectively, together with instructions for completing the same, “Forms”) required to be filed by or on behalf of such holder in order to avoid or reduce any such Tax pursuant to the provisions of an applicable statute, regulation or administrative practice of the relevant Taxing Jurisdiction or of a tax treaty between the United States and such Taxing Jurisdiction and (y) provide the Parent Guarantor with such information with respect to such holder as the Parent Guarantor may reasonably request in order to complete any such Forms, provided that nothing in this Section 13 shall require any holder to provide information with respect to any such Form or otherwise if in the opinion of such holder such Form or disclosure of information would involve the disclosure of tax return or other information that is confidential or proprietary to such holder, and provided further that each such holder shall be deemed to have complied with its obligation under this paragraph with respect to any Form if such Form shall have been duly completed and delivered by such holder to the Parent Guarantor or mailed to the appropriate taxing authority (which shall be deemed to occur when such Form is submitted to the United States Internal Revenue Service in accordance with instructions contained in such Form), whichever is applicable, within 60 days following a written request of the Parent Guarantor (which request shall be accompanied by copies of such Form) and, in the case of a transfer of any Note, at least 90 days prior to the relevant interest payment date.

If any payment is made by the Parent Guarantor to or for the account of the holder of any Note after deduction for or on account of any Taxes, and increased payments are made by the Parent Guarantor pursuant to this Section 13, then, if such holder at its sole discretion determines that it has received or been granted a refund of such Taxes, such holder shall, to the extent that it can do so without prejudice to the retention of the amount of such refund, reimburse to the Parent Guarantor such amount as such holder shall, in its sole discretion, determine to be attributable to the relevant Taxes or deduction or withholding. Nothing herein contained shall interfere with the right of the holder of any Note to arrange its tax affairs in whatever manner it thinks fit and, in particular, no holder of any Note shall be under any obligation to claim relief from its corporate profits or similar tax liability in respect of such Tax in priority to any other claims, reliefs, credits or deductions available to it or (other than as set forth in clause (b) above) oblige any holder of any Note to disclose any information relating to its tax affairs or any computations in respect thereof.

The Parent Guarantor will furnish the holders of Notes, promptly and in any event within 60 days after the date of any payment by the Parent Guarantor of any Tax in respect of any amounts paid under the Financing Agreements, the original tax receipt issued by the relevant taxation or other authorities involved for all amounts paid as aforesaid (or if such original tax receipt is not available or must legally be kept in the possession of such Obligor, a duly certified copy of the original tax receipt or any other reasonably satisfactory evidence of payment), together with such other documentary evidence with respect to such payments as may be reasonably requested from time to time by any holder of a Note.

If the Parent Guarantor is required by any applicable law, as modified by the practice of the taxation or other authority of any relevant Taxing Jurisdiction, to make any deduction or withholding of any Tax in respect of which the Parent Guarantor would be required to pay any additional amount under this Section 13, but for any reason does not make such deduction or withholding with the result that a liability in respect of such Tax is assessed directly against the holder of any Note, and such holder pays such liability, then the Parent Guarantor will promptly reimburse such holder for such payment (including any related interest or penalties to the extent such interest or penalties arise by virtue of a default or delay by the Parent Guarantor) upon demand by such holder accompanied by an official receipt (or a duly certified copy thereof) issued by the taxation or other authority of the relevant Taxing Jurisdiction.

If the Parent Guarantor makes payment to or for the account of any holder of a Note and such holder is entitled to a refund of the Tax to which such payment is attributable upon the making of a filing (other than a Form described above), then such holder shall, as soon as practicable after receiving written request from the Parent Guarantor (which shall specify in reasonable detail and supply the refund forms to be filed) use reasonable efforts to complete and deliver such refund forms to or as directed by the Parent Guarantor, subject, however, to the same limitations with respect to Forms as are set forth above.

The obligations of the Parent Guarantor under this Section 13 shall survive the payment or transfer of any Note and the provisions of this Section 13 shall also apply to successive transferees of the Notes.

SECTION 14. REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES.

Section 14.1. Registration of Notes. The Company shall keep at its principal executive office a register for the registration and registration of transfers of Notes. The name and address of each holder of one or more Notes, each transfer thereof and the name and address of each transferee of one or more Notes shall be registered in such register. Prior to due presentment for registration of transfer, the Person in whose name any Note shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and the Company shall not be affected by any notice or knowledge to the contrary. The Company shall give to any holder of a Note that is an Institutional Investor promptly upon request therefor, a complete and correct copy of the names and addresses of all registered holders of Notes.

Section 14.2. Transfer and Exchange of Notes. Upon surrender of any Note to the Company at the address and to the attention of the designated officer (all as specified in Section 18(iii)), subject to compliance with applicable securities laws, for registration of transfer or exchange (and in the case of a surrender for registration of transfer accompanied by a written instrument of transfer duly executed by the registered holder of such Note or such holder’s attorney duly authorized in writing and accompanied by the relevant name, address and other information for notices of each transferee of such Note or part thereof), within ten Business Days thereafter, the Company shall execute and deliver, at the Company’s expense (except as provided below), one or more new Notes of the same series (as requested by the holder thereof) in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note. Each such new Note shall be payable to such Person as such holder may request and shall be substantially in the form of Exhibit 1(a), Exhibit 1(b), Exhibit 1(c) or Exhibit 1(d), as applicable. Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon. The Company may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of Notes. Notes shall not be transferred in denominations of less than U.S.$100,000, provided that if necessary to enable the registration of transfer by a holder of its entire holding of Notes, one Note may be in a denomination of less than U.S.$100,000. Any transferee, by its acceptance of a Note registered in its name (or the name of its nominee), shall be deemed to have made the representations set forth in Section 6.2.

Section 14.3. Replacement of Notes. Upon receipt by the Company at the address and to the attention of the designated officer (all as specified in Section 19(iii)) of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note (which evidence shall be, in the case of an Institutional Investor, notice from such Institutional Investor of such ownership and such loss, theft, destruction or mutilation), and

(a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (provided that if the holder of such Note is, or is a nominee for, an original Purchaser or another holder of a Note with a minimum net worth of at least U.S.$50,000,000 or a Qualified Institutional Buyer, such Person’s own unsecured agreement of indemnity shall be deemed to be satisfactory), or

(b) in the case of mutilation, upon surrender and cancellation thereof,

within ten Business Days thereafter, the Company at its own expense shall execute and deliver, in lieu thereof, a new Note of the same series, dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest shall have been paid thereon.

SECTION 15. PAYMENTS ON NOTES.

Section 15.1. Place of Payment. Subject to Section 15.2, payments of principal, Make-Whole Amount, if any, and interest becoming due and payable on the Notes shall be made in New York, New York at the principal office of Bank of America, N.A. in such jurisdiction. The Company may at any time, by notice to each holder of a Note, change the place of payment of the Notes so long as such place of payment shall be either the principal office of the Company in such jurisdiction or the principal office of a bank or trust company in such jurisdiction.

Section 15.2. Home Office Payment. So long as any Purchaser or its nominee shall be the holder of any Note, and notwithstanding anything contained in Section 15.1 or in such Note to the contrary, the Company will pay all sums becoming due on such Note for principal, Make-Whole Amount, if any, and interest by the method and at the address specified for such purpose below such Purchaser’s name in Schedule A, or by such other method or at such other address as such Purchaser shall have from time to time specified to the Company in writing for such purpose, without the presentation or surrender of such Note or the making of any notation thereon, except that upon written request of the Company made concurrently with or reasonably promptly after payment or prepayment in full of any Note, such Purchaser shall surrender such Note for cancellation, reasonably promptly after any such request, to the Company at its principal executive office or at the place of payment most recently designated by the Company pursuant to Section 15.1. Prior to any sale or other disposition of any Note held by a Purchaser or its nominee, such Purchaser will, at its election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Note to the Company in exchange for a new Note or Notes pursuant to Section 15.2. The Company will afford the benefits of this Section 15.2 to any Institutional Investor that is the direct or indirect transferee of any Note purchased by a Purchaser under this Agreement and that has made the same agreement relating to such Note as the Purchasers have made in this Section 15.2.

SECTION 16. EXPENSES, ETC.

Section 16.1. Transaction Expenses. Whether or not the transactions contemplated hereby are consummated, the Obligors will pay all reasonable costs and expenses (including reasonable attorneys’ fees of a special counsel and, if reasonably required by the Required Holders, local or other counsel) incurred by the Purchasers and each other holder of a Note in connection with such transactions and in connection with any amendments, waivers or consents under or in respect of the Financing Agreements (including the Notes) (whether or not such amendment, waiver or consent becomes effective), including, without limitation: (a) the costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under the Financing Agreements (including the Notes) or in responding to any subpoena or other legal process or informal investigative demand issued in connection with the Financing Agreements (including the Notes), or by reason of being a holder of any Note, (b) the costs and expenses, including financial advisors’ fees, incurred in connection with the insolvency or bankruptcy of any Obligor or any Subsidiary or in connection with any work-out or restructuring of the transactions contemplated hereby, by the Notes or by any Subsidiary Guarantee and (c) the costs and expenses incurred in connection with the initial filing of this Agreement and all related documents and financial information with the SVO provided, that such costs and expenses under this clause (c) shall not exceed $5,000. The Obligors will pay, and will save each Purchaser and each other holder of a Note harmless from, all claims in respect of any fees, costs or expenses, if any, of brokers and finders (other than those, if any, retained by a Purchaser or other holder in connection with its purchase of the Notes).

The Parent Guarantor agrees to pay all stamp, documentary or similar taxes or fees which may be payable in respect of the execution and delivery (but not the transfer of any Notes) or the enforcement of the Financing Agreements (including any Note) or any Subsidiary Guarantee in the United States or The Netherlands or of any amendment of, or waiver or consent under or with respect to, the Financing Agreements (including any Notes) or any Subsidiary Guarantee, and to pay any value added tax due and payable in respect of reimbursement of costs and expenses by the Parent Guarantor pursuant to this Section 16, except for the value added tax that is recoverable or refundable for the parts to be reimbursed, and will save each holder of a Note to the extent permitted by applicable law harmless against any loss or liability resulting from nonpayment or delay in payment of any such tax or fee required to be paid by the Parent Guarantor hereunder.

Section 16.2. Survival. The obligations of the Obligors under this Section 16 will survive the payment or transfer of any Note, the enforcement, amendment or waiver of any provision of the Financing Agreements (including the Notes) or any Subsidiary Guarantee, and the termination of the Financing Agreements or any Subsidiary Guarantee.

SECTION 17. SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT.

All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the Notes, the purchase or transfer by any Purchaser of any Note or portion thereof or interest therein and the payment of any Note, and may, in good faith, be relied upon, as made on the date of the Closing, by any subsequent holder of a Note, regardless of any investigation made at any time by or on behalf of such Purchaser or any other holder of a Note. All statements contained in any certificate or other instrument delivered by or on behalf of either Obligor pursuant to this Agreement shall be deemed representations and warranties of such Obligor under this Agreement made as of the date therein provided. Subject to the preceding sentence, this Agreement and the Notes embody the entire agreement and understanding between each Purchaser and the Obligors and supersede all prior agreements and understandings relating to the subject matter hereof.

SECTION 18. AMENDMENT AND WAIVER.

Section 18.1. Requirements. This Agreement and the Notes may be amended, and the observance of any term hereof or of the Notes may be waived (either retroactively or prospectively), with (and only with) the written consent of the Obligors and the Required Holders, except that (a) no amendment or waiver of any of the provisions of Section 1, 2, 3, 4, 5, 6 or 22 hereof, or any defined term (as it is used therein), will be effective as to any Purchaser or holder unless consented to by such Purchaser or holder in writing, and (b) no such amendment or waiver may, without the written consent of the holder of each Note at the time outstanding affected thereby (in this case only, “holder” in respect of any Note registered in the name of a nominee for a disclosed beneficial owner shall mean such beneficial owner), (i) subject to the provisions of Section 12 relating to acceleration or rescission, change the amount or time of any prepayment or payment of principal of, or reduce the rate or change the time of payment or method of computation of interest or of the Make-Whole Amount on, the Notes, (ii) change the percentage of the principal amount of the Notes the holders of which are required to consent to any such amendment or waiver, or (iii) amend any of Sections 8, 11(a), 11(b), 12, 13, 18, 21, 23 or 24.9.

Section 18.2. Solicitation of Holders of Notes.

(a) Solicitation. The Obligors will provide each holder of the Notes (irrespective of the amount of Notes then owned by it) with sufficient information, sufficiently far in advance of the date a decision is required, to enable such holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof or of the Notes. The Obligors will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of this Section 18 to each holder of outstanding Notes promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite holders of Notes.

(b) Payment. The Obligors will not directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security or provide other credit support, to any holder of Notes as consideration for or as an inducement to the entering into by any holder of Notes of any waiver or amendment of any of the terms and provisions hereof unless such remuneration is concurrently paid, or security is concurrently granted or other credit support concurrently provided, on the same terms, ratably to each holder of Notes then outstanding even if such holder did not consent to such waiver or amendment.

(c) Consent in Contemplation of Transfer. Any consent made pursuant to this Section 18 by a holder of Notes that has transferred, or has agreed to transfer, its Notes to any Obligor, any Subsidiary or any Affiliate of either Obligor and, in either case, has provided or has agreed to provide such written consent as a condition to such transfer shall be void and of no force or effect except solely as to such holder, and any amendments effected or waivers granted or to be effected or granted that would not have been or would not be so effected or granted but for such consent (and the consents of all other holders of Notes that were acquired under the same or similar conditions) shall be void and of no force or effect except solely as to such holder.

Section 18.3. Binding Effect, etc. Any amendment or waiver consented to as provided in this Section 18 applies equally to all holders of Notes and is binding upon them and upon each future holder of any Note and upon the Obligors without regard to whether such Note has been marked to indicate such amendment or waiver. No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon. No course of dealing between the Obligors and the holder of any Note nor any delay in exercising any rights hereunder or under any Note shall operate as a waiver of any rights of any holder of such Note. As used herein, the term “this Agreement” and references thereto shall mean this Agreement as it may from time to time be amended or supplemented.

Section 18.4. Notes Held by Obligors, etc. Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Agreement or the Notes, or have directed the taking of any action provided herein or in the Notes to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes directly or indirectly owned by either Obligor or any of its Affiliates shall be deemed not to be outstanding.

SECTION 19. NOTICES; ENGLISH LANGUAGE.

All notices and communications provided for hereunder shall be in writing and sent (a) by telecopy if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or (b) by registered or certified mail with return receipt requested (postage prepaid), or (c) by a recognized overnight delivery service (with charges prepaid). Any such notice must be sent:

(i) if to any Purchaser or its nominee, to such Purchaser or nominee at the address specified for such communications in Schedule A, or at such other address as such Purchaser or nominee shall have specified to the Company in writing;

(ii) if to any other holder of any Note, to such holder at such address as such other holder shall have specified to the Company in writing;

(iii) if to the Company, to the Company at its address set forth at the beginning hereof to the attention of Ronald Ballschmiede, Managing Director & Chief Financial Officer, with a copy to the attention of the Chief Legal Officer, or at such other address as the Company shall have specified to the holder of each Note in writing; or

(iv) if to the Parent Guarantor, in care of the Company at the address of the Company set forth at the beginning hereof to the attention of Ronald Ballschmiede, Managing Director & Chief Financial Officer, or at such other address as the Parent Guarantor shall have specified to the holder of each Note in writing

Notices under this Section 19 will be deemed given only when actually received. Each document, instrument, financial statement, report, notice or other communication delivered in connection with the Financing Agreements shall be in English or accompanied by an English translation thereof.

SECTION 20. REPRODUCTION OF DOCUMENTS.

This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by any Purchaser at the Closing (except the Notes themselves), and (c) financial statements, certificates and other information previously or hereafter furnished to any Purchaser, may be reproduced by such Purchaser by any photographic, photostatic, electronic, digital, or other similar process and such Purchaser may destroy any original document so reproduced. Each Obligor agrees and stipulates that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by such Purchaser in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. This Section 20 shall not prohibit any Obligor or any other holder of Notes from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.

SECTION 21. CONFIDENTIAL INFORMATION.

For the purposes of this Section 21, “Confidential Information” means information delivered to any Purchaser by or on behalf of either Obligor or any Subsidiary in connection with the transactions contemplated by or otherwise pursuant to this Agreement that is proprietary in nature and that was clearly marked or labeled or otherwise adequately identified when received by such Purchaser as being confidential information of such Obligor or such Subsidiary, provided that such term does not include information that (a) was publicly known or otherwise known to such Purchaser, on a nonconfidential basis from a source other than an Obligor, prior to the time of such disclosure, (b) subsequently becomes publicly known through no act or omission by such Purchaser or any person acting on such Purchaser’s behalf, (c) otherwise becomes known to such Purchaser other than through disclosure by either Obligor or any Subsidiary or (d) constitutes financial statements delivered to such Purchaser under Section 7.1 that are otherwise publicly available. Each Purchaser will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by such Purchaser in good faith to protect confidential information of third parties delivered to such Purchaser, provided that such Purchaser may deliver or disclose Confidential Information to (i) its directors, officers, employees, agents, attorneys, trustees and affiliates (on the confidential basis as provided for in this Section 21 and to the extent such disclosure reasonably relates to the administration of the investment represented by its Notes), (ii) its financial advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with the terms of this Section 21, (iii) any other holder of any Note, (iv) any Institutional Investor to which it sells or offers to sell such Note or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 21), (v) any Person from which it offers to purchase any security of the Company (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 21), (vi) any federal or state regulatory authority having jurisdiction over such Purchaser, (vii) the NAIC or the SVO or, in each case, any similar organization, or any nationally recognized rating agency that requires access to information about such Purchaser’s investment portfolio, or (viii) any other Person to which such delivery or disclosure may be necessary or appropriate (w) to effect compliance with any law, rule, regulation or order applicable to such Purchaser, (x) in response to any subpoena or other legal process, (y) in connection with any litigation to which such Purchaser is a party or (z) if an Event of Default has occurred and is continuing, to the extent such Purchaser may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under such Purchaser’s Notes and this Agreement. Each holder of a Note, by its acceptance of a Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 21 as though it were a party to this Agreement. On reasonable request by either Obligor in connection with the delivery to any holder of a Note of information required to be delivered to such holder under this Agreement or requested by such holder (other than a holder that is a party to this Agreement or its nominee), such holder will enter into an agreement with such Obligor embodying the provisions of this Section 21.

SECTION 22. SUBSTITUTION OF PURCHASER.

Each Purchaser shall have the right to substitute any one of its Affiliates as the purchaser of the Notes that it has agreed to purchase hereunder, by written notice to the Company, which notice shall be signed by both such Purchaser and such Affiliate, shall contain such Affiliate’s agreement to be bound by this Agreement and shall contain a confirmation by such Affiliate of the accuracy with respect to it of the representations set forth in Section 6. Upon receipt of such notice, any reference to such Purchaser in this Agreement (other than in this Section 22), shall be deemed to refer to such Affiliate in lieu of such original Purchaser. In the event that such Affiliate is so substituted as a Purchaser hereunder and such Affiliate thereafter transfers to such original Purchaser all of the Notes then held by such Affiliate, upon receipt by the Company of notice of such transfer, any reference to such Affiliate as a “Purchaser” in this Agreement (other than in this Section 22), shall no longer be deemed to refer to such Affiliate, but shall refer to such original Purchaser, and such original Purchaser shall again have all the rights of an original holder of the Notes under this Agreement.

SECTION 23. PARENT GUARANTEE.

Section 23.1. Guarantee. The Parent Guarantor hereby absolutely, unconditionally and irrevocably guarantees, as a primary obligor and not merely as a surety, to each holder and its successors and permitted assigns, the full and punctual payment when due, whether at stated maturity, by acceleration or otherwise, of the principal of and Make-Whole Amount and interest on (including, without limitation, interest, whether or not an allowable claim, accruing after the date of filing of any petition in bankruptcy, or the commencement of any bankruptcy, insolvency or similar proceeding relating to the Company) the Notes and all other amounts owed or to be owing by the Company which becomes due under the terms and provisions of the Financing Agreements, now or hereafter existing under the Financing Agreements whether for principal, Make-Whole Amount, interest (including, without limitation, interest, whether or not an allowable claim, accruing after the date of filing of any petition in bankruptcy, or the commencement of any bankruptcy, insolvency or similar proceeding relating to the Company), indemnification payments, expenses (including reasonable attorneys’ fees and expenses) or otherwise (all such obligations being the “Guaranteed Obligations”), and agrees to pay any and all reasonable fees and expenses incurred by each holder in enforcing this Parent Guarantee.

Notwithstanding any stay, injunction or other prohibition preventing such action against the Company, if for any reason whatsoever the Company shall fail or be unable to duly, punctually and fully (in the case of the payment of Guaranteed Obligations) pay such amounts as and when the same shall become due and (in the case of the payment of Guaranteed Obligations) payable, whether or not such failure or inability shall constitute an “Event of Default”, the Parent Guarantor will forthwith (in the case of the payment of Guaranteed Obligations) pay or cause to be paid such amounts to the holders, in lawful money of the United States of America, at the place specified in Section 15, or pay such Guaranteed Obligations or cause such Guaranteed Obligations to be paid, (in the case of the payment of Guaranteed Obligations) together with interest (in the amounts and to the extent required under such Notes) on any amount due and owing.

Section 23.2. Parent Guarantor’s Obligations Unconditional. (a) The Guaranty by the Parent Guarantor in this Parent Guarantee shall constitute a guarantee of payment and not of collection, and the Parent Guarantor specifically agrees that it shall not be necessary, and that the Parent Guarantor shall not be entitled to require, before or as a condition of enforcing the liability of the Parent Guarantor under this Parent Guarantee or requiring payment or performance of the Guaranteed Obligations by the Parent Guarantor hereunder, or at any time thereafter, that any holder: (a) file suit or proceed to obtain or assert a claim for personal judgment against the Company or any other Person that may be liable for or with respect to any Guaranteed Obligation; (b) make any other effort to obtain payment or performance of any Guaranteed Obligation from the Company or any other Person that may be liable for or with respect to such Guaranteed Obligation, except for the making of the demands, when appropriate, described in Section 23.1; (c) foreclose against, or seek to realize upon security now or hereafter existing for such Guaranteed Obligations; (d) except to the extent set forth in Section 23.1, exercise or assert any other right or remedy to which such holder is or may be entitled in connection with any Guaranteed Obligation or any security or other guaranty therefor; or (e) assert or file any claim against the assets of the Company or any other Person liable for any Guaranteed Obligation. The Parent Guarantor agrees that its Guaranty under this Parent Guarantee shall be continuing, and that the Guaranteed Obligations will be paid and performed in accordance with their terms and the terms of this Parent Guarantee, and are the primary, absolute and unconditional obligations of the Parent Guarantor, irrespective of the value, genuineness, validity, legality, regularity or enforceability or lack thereof of any part of the Guaranteed Obligations or any agreement or instrument relating to the Guaranteed Obligations or this Parent Guarantee, or the existence of any indemnities with respect to the existence of any other guarantee of or security for any of the Guaranteed Obligations, or any substitution, release or exchange of any other guarantee of or security for any of the Guaranteed Obligations, and, to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor (other than the full and indefeasible due payment and performance of the Guaranteed Obligations), it being the intent of this Section 23.2 that the obligations of the Parent Guarantor hereunder shall be irrevocable, primary, absolute and unconditional under any and all circumstances (other than the full and indefeasible due payment and performance of the Guaranteed Obligations).

(b) The Parent Guarantor hereby expressly waives notice of acceptance of and reliance upon the Guaranty in this Parent Guarantee, diligence, presentment, demand of payment or performance, protest and all other notices (except as otherwise provided for in Section 23.1) whatsoever, any requirement that the holders exhaust any right, power or remedy or proceed against the Company or against any other Person under any other guarantee of, or security for, or any other agreement, regarding any of the Guaranteed Obligations. The Parent Guarantor further agrees that, subject solely to the requirement of making demands under Section 23.1, the occurrence of any event or other circumstance that might otherwise vary the risk of the Company or the Parent Guarantor or constitute a defense (legal or equitable) available to, or a discharge of, or a counterclaim or right of set-off by, the Company or the Parent Guarantor (other than the full and indefeasible due payment and performance of the Guaranteed Obligations), shall not affect the liability of the Parent Guarantor hereunder.

(c) The obligations of the Parent Guarantor under this Parent Guarantee are not subject to any counterclaim, set-off, deduction, diminution, abatement, recoupment, suspension, deferment or defense based upon any claim the Parent Guarantor or any other Person may have against the Company, any holder or any other Person, and shall remain in full force and effect without regard to, and shall not be released, discharged or in any way affected by, any circumstances or condition whatsoever (whether or not the Parent Guarantor or the Company shall have any knowledge or notice thereof), including:

(i) any renewal, extension, modification, increase, decrease, alteration or rearrangement of all or any part of the Guaranteed Obligations or any instrument executed in connection therewith, or any contract or understanding with the Company, the holders, or any of them, or any other Person, pertaining to the Guaranteed Obligations;

(ii) any adjustment, indulgence, forbearance or compromise that might be granted or given by any holder to the Company or any other Person liable on the Guaranteed Obligations, or the failure of any holder to assert any claim or demand or to exercise any right or remedy against the Company or any other Person under the provisions of the Financing Agreements or otherwise; or any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of, the Financing Agreements, any guarantee or any other agreement;

(iii) the insolvency, bankruptcy arrangement, adjustment, composition, liquidation, disability, dissolution or lack of power of the Company or any other Person at any time liable for the payment of all or part of the Guaranteed Obligations; or any dissolution of the Company or any other such Person, or any change, restructuring or termination of the structure or existence of the Company or any other such Person, or any sale, lease or transfer of any or all of the assets of the Company or any other such Person, or any change in the shareholders, partners, or members of the Company or any other such Person; or any default, failure or delay, willful or otherwise, in the performance of the Guaranteed Obligations;

(iv) the invalidity, illegality or unenforceability of all or any part of the Guaranteed Obligations, or any document or agreement executed in connection with the Guaranteed Obligations, for any reason whatsoever, including the fact that the Guaranteed Obligations, or any part thereof, exceed the amount permitted by law, the act of creating the Guaranteed Obligations or any part is ultra vires, the officers or representatives executing the documents or otherwise creating the Guaranteed Obligations acted in excess of their authority, the Guaranteed Obligations violate applicable usury laws, the Company or any other Person has valid defenses, claims or offsets (whether at law, in equity or by agreement) which render the Guaranteed Obligations wholly or partially uncollectible from the Company or any other Person, the creation, performance or repayment of the Guaranteed Obligations (or the execution, delivery and performance of any document or instrument representing part of the Guaranteed Obligations or executed in connection with the Guaranteed Obligations or given to secure the repayment of the Guaranteed Obligations) is illegal, uncollectible, legally impossible or unenforceable, or the documents or instruments pertaining to the Guaranteed Obligations have been forged or otherwise are irregular or not genuine or authentic;

(v) any full or partial release of the liability of the Company on the Guaranteed Obligations or any part thereof, of any co-guarantors, or of any other Person now or hereafter liable, whether directly or indirectly, jointly, severally, or jointly and severally, to pay, perform, guarantee or assure the payment of the Guaranteed Obligations or any part thereof, it being recognized, acknowledged and agreed by the Parent Guarantor that the Parent Guarantor may be required to pay the Guaranteed Obligations in full without assistance or support of any other Person, and the Parent Guarantor has not been induced to enter into this Parent Guarantee on the basis of a contemplation, belief, understanding or agreement that any parties other than the Company will be liable to perform the Guaranteed Obligations, or that the holders will look to other parties to perform the Guaranteed Obligations;

(vi) the taking or accepting of any other security, collateral or guaranty, or other assurance of payment, for all or any part of the Guaranteed Obligations;

(vii) any release, surrender, exchange, subordination, deterioration, waste, loss or impairment (including negligent, unreasonable or unjustifiable impairment) of any collateral, property or security, at any time existing in connection with, or assuring or securing payment of, all or any part of the Guaranteed Obligations;

(viii) the failure of any holder or any other Person to exercise diligence or reasonable care in the preservation, protection, enforcement, sale or other handling or treatment of all or any part of such collateral, property or security;

(ix) the fact that any collateral, security, security interest or lien contemplated or intended to be given, created or granted as security for the repayment of the Guaranteed Obligations shall not be properly perfected or created, or shall prove to be unenforceable or subordinate to any other security interest or lien, it being recognized and agreed by the Parent Guarantor that the Parent Guarantor is not entering into this Parent Guarantee in reliance on, or in contemplation of the benefits of, the validity, enforceability, collectability or value of any of the collateral;

(x) any payment by the Company to any holder being held to constitute a preference under any bankruptcy law or fraudulent conveyance law, or for any reason any holder being required to refund such payment or pay such amount to the Company or someone else;

(xi) any other action taken or omitted to be taken with respect to the Guaranteed Obligations, or the security and collateral therefor, whether or not such action or omission prejudices the Parent Guarantor or increases the likelihood that the Parent Guarantor will be required to pay the Guaranteed Obligations pursuant to the terms hereof, it being the unambiguous and unequivocal intention of the Parent Guarantor that it shall be obligated to pay the Guaranteed Obligations when due, notwithstanding any occurrence, circumstance, event, action or omission whatsoever, whether or not contemplated, and whether or not otherwise or particularly described herein, except for the full and final payment and satisfaction of the Guaranteed Obligations in cash;

(xii) the fact that all or any of the Guaranteed Obligations cease to exist by operation of law, including by way of a discharge, limitation or tolling thereof under applicable bankruptcy laws;

(xiii) any default, failure or delay, willful or otherwise, in the performance by the Company, the Parent Guarantor or any other Person of any obligations of any kind or character whatsoever under the Financing Agreements or any other agreement;

(xiv) any merger or consolidation of the Company or the Parent Guarantor or any other Person into or with any other Person or any sale, lease, transfer or other disposition of any of the assets of the Company, the Parent Guarantor or any other Person to any other Person, any change in the ownership of any shares or partnership interests of the Company, the Parent Guarantor or any other Person, or any change in the relationship between the Company and the Parent Guarantor or any termination of any such relationship;

(xv) in respect of the Company, the Parent Guarantor or any other Person, any change of circumstances, whether or not foreseen or foreseeable, whether or not imputable to the Company, the Parent Guarantor or any other Person, or other impossibility of performance through fire, explosion, accident, labor disturbance, floods, droughts, embargoes, wars (whether or not declared), civil commotion, acts of God or the public enemy, delays or failure of suppliers or carriers, inability to obtain materials, action of any federal or state regulatory body or agency, change of law or any other causes affecting performance, or any other force majeure, whether or not beyond the control of the Company, the Parent Guarantor or any other Person and whether or not of the kind hereinbefore specified; or

(xvi) any other occurrence, circumstance, or event whatsoever, whether similar or dissimilar to the foregoing, whether foreseen or unforeseen, and any other circumstance which might otherwise constitute a legal or equitable defense or discharge of the liabilities of a guarantor or surety or which might otherwise limit recourse against the Parent Guarantor (other than the full and indefeasible due payment and performance of the Guaranteed Obligations);

provided that the specific enumeration of the above-mentioned acts, failures or omissions shall not be deemed to exclude any other acts, failures or omissions, though not specifically mentioned above, it being the purpose and intent of this Parent Guarantee that the obligations of the Parent Guarantor shall be absolute and unconditional and shall not be discharged, impaired or varied except by the payment and performance of all obligations of the Company under the Financing Agreements in accordance with their respective terms as each may be amended or modified from time to time. Without limiting the foregoing, it is understood that repeated and successive demands may be made and recoveries may be had hereunder as and when, from time to time, the Company or the Parent Guarantor shall default under or in respect of the terms of the Financing Agreements and that notwithstanding recovery hereunder for or in respect of any given default or defaults by the Company or the Parent Guarantor under the Financing Agreements (including this Parent Guarantee), this Parent Guarantee shall remain in full force and effect and shall apply to each and every subsequent default. All waivers herein contained shall be without prejudice to the holders at their respective options to proceed against the Company, the Parent Guarantor or other Person, whether by separate action or by joinder.

(d) The Parent Guarantor hereby consents and agrees that any holder or holders from time to time, with or without any further notice to or assent from the Parent Guarantor may, without in any manner affecting the liability of the Parent Guarantor under this Parent Guarantee, and upon such terms and conditions as any such holder or holders may deem advisable:

(i) extend in whole or in part (by renewal or otherwise), modify, change, compromise, release or extend the duration of the time for the performance or payment of any debt, liability or obligation of the Company or the Parent Guarantor or of any other Person secondarily or otherwise liable for any debt, liability or obligations of the Company under the Financing Agreements, or waive any Default or Event of Default with respect thereto, or waive, modify, amend or change any provision of any other agreement or waive this Parent Guarantee; or

(ii) sell, release, surrender, modify, impair, exchange or substitute any and all property, of any nature and from whomsoever received, held by, or for the benefit of, any such holder as direct or indirect security for the payment or performance of any debt, liability or obligation of the Company, the Parent Guarantor or of any other Person secondarily or otherwise liable for any debt, liability or obligation of the Company under the Financing Agreements; or

(iii) settle, adjust or compromise any claim of the Company or the Parent Guarantor against any other Person secondarily or otherwise liable for any debt, liability or obligation of the Company under the Financing Agreements.

The Parent Guarantor hereby ratifies and confirms any such extension, renewal, change, sale, release, waiver, surrender, exchange, modification, amendment, impairment, substitution, settlement, adjustment or compromise and that the same shall be binding upon it, and hereby waives, to the fullest extent permitted by law, any and all defenses, counterclaims or offsets which it might or could have by reason thereof, it being understood that the Parent Guarantor shall at all times be bound by this Parent Guarantee and remain liable hereunder.

(e) All rights of any holder may be transferred or assigned at any time in accordance with this Agreement and shall be considered to be transferred or assigned at any time or from time to time upon the transfer of such Note in accordance with the terms of this Agreement without the consent of or notice to the Parent Guarantor.

(f) No holder shall be under any obligation: (i) to marshal any assets in favor of the Parent Guarantor or in payment of any or all of the liabilities of the Company or the Parent Guarantor under or in respect of the Notes or the obligations of the Company and the Parent Guarantor under the Financing Agreements or (ii) to pursue any other remedy that the Parent Guarantor may or may not be able to pursue itself and that may lighten the Parent Guarantor’s burden, any right to which the Parent Guarantor hereby expressly waives.

Section 23.3. Full Recourse Obligations. The obligations of the Parent Guarantor set forth herein constitute the full recourse obligations of the Parent Guarantor enforceable against it to the full extent of all its assets and properties.

Section 23.4. Waiver. The Parent Guarantor unconditionally waives, to the extent permitted by applicable law:

(a) notice of any of the matters referred to in Section 23.2;

(b) notice to the Parent Guarantor of the incurrence of any of the Guaranteed Obligations, notice to the Parent Guarantor of any breach or default by the Company or the Parent Guarantor with respect to any of the Guaranteed Obligations or any other notice that may be required, by statute, rule of law or otherwise, to preserve any rights of any holder against the Parent Guarantor;

(c) presentment to the Company or the Parent Guarantor or of payment from the Company or the Parent Guarantor with respect to any Note or other Guaranteed Obligation or protest for nonpayment or dishonor;

(d) any right to the enforcement, assertion, exercise or exhaustion by any holder of any right, power, privilege or remedy conferred in any Note, the other Financing Agreements or otherwise;

(e) any requirement of diligence on the part of any holder;

(f) any requirement to mitigate the damages resulting from any default under the Notes or the other Financing Agreements;

(g) any notice of any sale, transfer or other disposition of any right, title to or interest in any Note or other Guaranteed Obligation by any holder, assignee or participant thereof, or in the other Financing Agreements;

(h) any release of the Parent Guarantor from its obligations hereunder resulting from any loss by it of its rights of subrogation hereunder; and

(i) any other circumstance whatsoever which might otherwise constitute a legal or equitable discharge, release or defense of a guarantor or surety or which might otherwise limit recourse against the Parent Guarantor.

Section 23.5. Waiver of Subrogation.

Notwithstanding any payment or payments made by the Parent Guarantor hereunder, or any application by any holder of any security or of any credits or claims, the Parent Guarantor will not exercise any rights of any holder or of the Parent Guarantor against the Company to recover the amount of any payment made by the Parent Guarantor to any holder hereunder by way of any claim, remedy or subrogation, reimbursement, exoneration, contribution, indemnity, participation or otherwise arising by contract, by statute, under common law or otherwise, and the Parent Guarantor shall not exercise any right of recourse to or any claim against assets or property of the Company, in each case unless and until the Guaranteed Obligations have been paid in full. Until such time (but not thereafter), the Parent Guarantor hereby expressly waives any right to exercise any claim, right or remedy which the Parent Guarantor may now have or hereafter acquire against the Company or any other Person that arises under the Notes, the other Financing Agreements or from the performance by the Parent Guarantor of the Guaranty hereunder including any claim, remedy or right of subrogation, reimbursement, exoneration, contribution, indemnification or participation in any claim, right or remedy of any holder against the Company or the Parent Guarantor, or any security that any holder now has or hereafter acquires, whether or not such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise. If any amount shall be paid to the Parent Guarantor by the Company after payment in full of the Guaranteed Obligations, and all or any portion of the Guaranteed Obligations shall thereafter be reinstated in whole or in part and any holder is required to repay any sums received by any of them in payment of the Guaranteed Obligations, this Parent Guarantee shall be automatically reinstated and such amount shall be held in trust for the benefit of the holders and shall forthwith be paid to the holders to be credited and applied to the Guaranteed Obligations, whether matured or unmatured. The provisions of this Section 23.5 shall survive the termination of this Parent Guarantee, and any satisfaction and discharge of the Company by virtue of any payment, court order or any federal, state or provincial law.

Section 23.6. Subordination. If the Parent Guarantor becomes the holder of any indebtedness payable by the Company, the Parent Guarantor hereby subordinates all indebtedness owing to it from the Company to all indebtedness of the Company to the holders, and agrees that, during the continuance of any Event of Default, it shall not accept any payment on the same until payment in full of the Guaranteed Obligations and shall in no circumstance whatsoever attempt to set-off or reduce any obligations hereunder because of such indebtedness. If any amount shall nevertheless be paid in violation of the foregoing to the Parent Guarantor by the Company prior to payment in full of the Guaranteed Obligations, such amount shall be held in trust for the benefit of the holders and shall forthwith be paid to the holders to be credited and applied to the Guaranteed Obligations, whether matured or unmatured, provided further, and notwithstanding this Section 23.6 to the contrary, and for the avoidance of doubt, amounts paid to and accepted by the Parent Guarantor on indebtedness payable by the Company to the Parent Guarantor during the non-existence of an Event of Default are permitted and may be retained by the Parent Guarantor.

Section 23.7. Effect of Bankruptcy Proceedings, Etc. (a) If after receipt of any payment of, or proceeds of any security applied (or intended to be applied) to the payment of all or any part of, the Guaranteed Obligations, any holder is for any reason compelled to surrender or voluntarily surrenders (under circumstances in which it believes it could reasonably be expected to be so compelled if it did not voluntarily surrender), such payment or proceeds to any Person (i) because such payment or application of proceeds is or may be avoided, invalidated, declared fraudulent, set aside, determined to be void or voidable as a preference, fraudulent conveyance, fraudulent transfer, impermissible set-off or a diversion of trust funds or (ii) for any other similar reason, including, without limitation, (x) any judgment, decree or order of any court or administrative body having jurisdiction over any holder or any of their respective properties or (y) any settlement or compromise of any such claim effected by any holder with any such claimant (including the Company), then the Guaranteed Obligations or part thereof intended to be satisfied shall be reinstated and continue, and this Parent Guarantee shall continue in full force as if such payment or proceeds had not been received, notwithstanding any revocation thereof or the cancellation of any Note or any other instrument evidencing any Guaranteed Obligations or otherwise, and the Parent Guarantor shall be liable to pay the holders, and hereby does indemnify the holders and hold them harmless for, the amount of such payment or proceeds so surrendered and all expenses (including reasonable attorneys’ fees, court costs and expenses attributable thereto) incurred by any holder in defense of any claim made against any of them that any payment or proceeds received by any holder in respect of all or part of the Guaranteed Obligations must be surrendered. The provisions of this Section 23.7(a) shall survive the termination of this Parent Guarantee, and any satisfaction and discharge of the Company by virtue of any payment, court order or any federal or state law.

(b) If an event permitting the acceleration of the maturity of any of the Guaranteed Obligations shall at any time have occurred and be continuing, and such acceleration shall at such time be prevented by reason of the pendency against the Company or any other Person of any case or proceeding contemplated by Section 23.7(a) hereof, then, for the purpose of defining the obligation of the Parent Guarantor under this Parent Guarantee, the maturity of the principal amount of the Guaranteed Obligations shall be deemed to have been accelerated with the same effect as if an acceleration had occurred in accordance with the terms of such Guaranteed Obligations, and the Parent Guarantor shall forthwith pay such principal amount, all accrued and unpaid interest thereon, and all other Guaranteed Obligations, due or that would have become due but for such case or proceeding, without further notice or demand.

Section 23.8. Term of Guarantee. This Parent Guarantee and all guarantees, covenants and agreements of the Parent Guarantor contained herein shall continue in full force and effect and shall not be discharged until such time as all of the principal of and interest on the Notes, the other Guaranteed Obligations and other independent payment obligations of the Parent Guarantor under this Parent Guarantee shall be indefeasibly paid in cash and performed in full.

SECTION 24. MISCELLANEOUS.

Section 24.1. Successors and Assigns. All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and permitted assigns (including, without limitation, any subsequent holder of a Note) whether so expressed or not.

Section 24.2. Payments Due on Non-Business Days. Anything in this Agreement or the Notes to the contrary notwithstanding (but without limiting the requirement in Section 8.4 that the notice of any optional prepayment specify a Business Day as the date fixed for such prepayment), any payment of principal of or Make-Whole Amount or interest on any Note that is due on a date other than a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day; provided that if the maturity date of any Note is a date other than a Business Day, the payment otherwise due on such maturity date shall be made on the next succeeding Business Day and shall include the additional days elapsed in the computation of interest payable on such next succeeding Business Day.

Section 24.3. Accounting Terms. All accounting terms used herein which are not expressly defined in this Agreement have the meanings respectively given to them in accordance with GAAP. Except as otherwise specifically provided herein, (i) all computations made pursuant to this Agreement shall be made in accordance with GAAP, and (ii) all financial statements shall be prepared in accordance with GAAP and all amounts shall be presented in Dollars. For purposes of determining compliance with the financial covenants contained in this Agreement, any election by any Obligor to measure any financial liability using fair value (as permitted by International Accounting Standard 39 or any similar accounting standard) shall be disregarded and such determination shall be made as if such election had not been made.

Section 24.4. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

Section 24.5. Construction, etc. Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

For the avoidance of doubt, (i) all Schedules and Exhibits attached to this Agreement shall be deemed to be a part hereof, (ii) the term “or” is not exclusive, (iii) the term “including” means “including without limitation,” “including but not limited to” or words of similar import, (iv) words in the singular include the plural, and in the plural include the singular, and (v) the word “will” shall be interpreted to express a command.

Section 24.6. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

Section 24.7. Governing Law. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

Section 24.8. Jurisdiction and Process; Waiver of Jury Trial. (a) Each Obligor irrevocably submits to the non-exclusive jurisdiction of any New York State or federal court sitting in the Borough of Manhattan, The City of New York, over any suit, action or proceeding arising out of or relating to this Agreement or the Notes. To the fullest extent permitted by applicable law, each Obligor irrevocably waives and agrees not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

(b) Each Obligor consents to process being served by or on behalf of any holder of Notes in any suit, action or proceeding of the nature referred to in Section 24.8(a) by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, return receipt requested, to it at its address specified in Section 19 or at such other address of which such holder shall then have been notified pursuant to said Section. Each Obligor agrees that such service upon receipt (i) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and (ii) shall, to the fullest extent permitted by applicable law, be taken and held to be valid personal service upon and personal delivery to it. Notices hereunder shall be conclusively presumed received as evidenced by a delivery receipt furnished by the United States Postal Service or any reputable commercial delivery service.

(c) The Parent Guarantor hereby irrevocably appoints C T Corporation System to receive for it, and on its behalf, service of process in the United States in connection with this Agreement and the Notes. Service of process on C T Corporation System in connection with the foregoing appointment must be made at the following address: C T Corporation System, 111 Eight Avenue, 13th Floor, New York, New York 10011 (telephone number: 212-894-8800).

(d) Nothing in this Section 24.8 shall affect the right of any holder of a Note to serve process in any manner permitted by law, or limit any right that the holders of any of the Notes may have to bring proceedings against any Obligor in the courts of any appropriate jurisdiction or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction.

(e) The parties hereto hereby waive trial by jury in any action brought on or with respect to this Agreement, the Notes or any other document executed in connection herewith or therewith.

Section 24.9. Obligation to Make Payment in Dollars. (a) Any payment on account of an amount that is payable hereunder or under the Notes in Dollars which is made to or for the account of any holder of Notes in any other currency, whether as a result of any judgment or order or the enforcement thereof or the realization of any security or the liquidation of either Obligor, shall constitute a discharge of the obligation of each Obligor under this Agreement or the Notes only to the extent of the amount of Dollars which such holder could purchase in the foreign exchange markets in New York, New York, with the amount of such other currency in accordance with normal banking procedures at the rate of exchange prevailing on the Business Day following receipt of the payment first referred to above. If the amount of Dollars that could be so purchased is less than the amount of Dollars originally due to such holder, each Obligor jointly and severally agrees to the fullest extent permitted by law, to indemnify and save harmless such holder from and against all loss or damage arising out of or as a result of such deficiency. This indemnity shall, to the fullest extent permitted by law, constitute an obligation separate and independent from the other obligations contained in this Agreement and the Notes, shall give rise to a separate and independent cause of action, shall apply irrespective of any indulgence granted by such holder from time to time and shall continue in full force and effect notwithstanding any judgment or order for a liquidated sum in respect of an amount due hereunder or under the Notes or under any judgment or order.

*   *   *   *   *

If you are in agreement with the foregoing, please sign the form of agreement on a counterpart of this Agreement and return it to the Obligors, whereupon this Agreement shall become a binding agreement between you and the Obligors.

Very truly yours, CHICAGO BRIDGE & IRON COMPANY (DELAWARE), as the Company

By:	/s/ RONALD A. BALLSCHMIEDE
Name: Ronald A. Ballschmiede Title: Authorized Signatory
CHICAGO BRIDGE & IRON COMPANY N.V., as the Parent Guarantor

By: Chicago Bridge & Iron Company B.V., as its Managing Director

By:	/s/ RONALD A. BALLSCHMIEDE
Name: Ronald A. Ballschmiede Title: Director

Chicago Bridge & Iron Company (Delaware) Chicago Bridge & Iron Company N.V.	Note Purchase and Guarantee Agreement

This Agreement is hereby accepted and agreed to as of the date thereof.

AMERICAN HOME ASSURANCE COMPANY

CHARTIS PROPERTY CASUALTY COMPANY

COMMERCE AND INDUSTRY INSURANCE COMPANY

NEW HAMPSHIRE INSURANCE COMPANY

THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA SUNAMERICA LIFE INSURANCE COMPANY

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

WESTERN NATIONAL LIFE INSURANCE COMPANY

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

	By:	AIG Asset Management (U.S.), LLC, as Investment Advisor

	By	/s/ Lorri J. White
		Name:	Lorri J. White
		Title:	Managing Director

Chicago Bridge & Iron Company (Delaware) Chicago Bridge & Iron Company N.V.	Note Purchase and Guarantee Agreement

This Agreement is hereby accepted and agreed to as of the date thereof.

MIDLAND NATIONAL LIFE INSURANCE COMPANY

	By:	Guggenheim Partners Investment Management, LLC

	By	/s/ Anne B. Walsh
		Name:	Anne B. Walsh
		Title:	Senior Managing Director

NORTH AMERICAN COMPANY FOR LIFE AND HEALTH INSURANCE

	By:	Guggenheim Partners Investment Management, LLC

	By	/s/ Anne B. Walsh
		Name:	Anne B. Walsh
		Title:	Senior Managing Director

SECURITY BENEFIT LIFE INSURANCE COMPANY

	By:	Guggenheim Partners Investment Management, LLC, as Sub-Advisor

	By	/s/ Anne B. Walsh
		Name:	Anne B. Walsh
		Title:	Senior Managing Director

WILTON REASSURANCE COMPANY

	By:	Guggenheim Partners Investment Management, LLC

	By	/s/ Anne B. Walsh
		Name:	Anne B. Walsh
		Title:	Senior Managing Director

Chicago Bridge & Iron Company (Delaware) Chicago Bridge & Iron Company N.V.	Note Purchase and Guarantee Agreement

This Agreement is hereby accepted and agreed to as of the date thereof.

TEXAS LIFE INSURANCE COMPANY

	By:	Guggenheim Partners Investment Management, LLC

	By	/s/ Anne B. Walsh
		Name:	Anne B. Walsh
		Title:	Senior Managing Director

WILTON REASSURANCE COMPANY OF NEW YORK

	By:	Guggenheim Partners Investment Management, LLC

	By	/s/ Anne B. Walsh
		Name:	Anne B. Walsh
		Title:	Senior Managing Director

WILSHIRE INSTITUTIONAL MASTER FUND SPC – GUGGENHEIM ALPHA SEGREGATED PORT

	By:	Guggenheim Partners Investment Management, LLC

	By	/s/ Anne B. Walsh
		Name:	Anne B. Walsh
		Title:	Senior Managing Director

Chicago Bridge & Iron Company (Delaware) Chicago Bridge & Iron Company N.V.	Note Purchase and Guarantee Agreement

This Agreement is hereby accepted and agreed to as of the date thereof.

RETIREMENT SYSTEM OF THE TENNESSEE VALLEY AUTHORITY

	By:	Guggenheim Partners Investment Management, LLC

	By	/s/ Anne B. Walsh
		Name:	Anne B. Walsh
		Title:	Senior Managing Director

SECURITY INCOME FUND – MACRO OPPORTUNITIES SERIES

	By:	Guggenheim Partners Investment Management, LLC

	By	/s/ Anne B. Walsh
		Name:	Anne B. Walsh
		Title:	Senior Managing Director

SECURITY INCOME FUND – TOTAL RETURN BOND SERIES

	By:	Guggenheim Partners Investment Management, LLC

	By	/s/ Anne B. Walsh
		Name:	Anne B. Walsh
		Title:	Senior Managing Director

Chicago Bridge & Iron Company (Delaware) Chicago Bridge & Iron Company N.V.	Note Purchase and Guarantee Agreement

This Agreement is hereby accepted and agreed to as of the date thereof.

EQUITRUST LIFE INSURANCE COMPANY

	By:	Guggenheim Partners Investment Management, LLC, as Advisor

	By	/s/ Anne B. Walsh
		Name:	Anne B. Walsh
		Title:	Senior Managing Director

HORACE MANN LIFE INSURANCE COMPANY

	By:	Guggenheim Partners Investment Management, LLC

	By	/s/ Anne B. Walsh
		Name:	Anne B. Walsh
		Title:	Senior Managing Director

SECURITY INCOME FUND – U.S. INTERMEDIATE BOND SERIES

	By:	Security Investors, LLC as Investment Advisor

	By	/s/ Amy J. Lee
		Name:	Amy J. Lee
		Title:	Senior Vice President

Chicago Bridge & Iron Company (Delaware) Chicago Bridge & Iron Company N.V.	Note Purchase and Guarantee Agreement

This Agreement is hereby accepted and agreed to as of the date thereof.

SBL FUND – SERIES E

	By	Security Investors, LLC as Investment Advisor

	By	/s/ Amy J. Lee
		Name:	Amy J. Lee
		Title:	Senior Vice President

THE CALIFORNIA ENDOWMENT

	By:	Guggenheim Partners Investment Management, LLC

	By	/s/ Anne B. Walsh
		Name:	Anne B. Walsh
		Title:	Senior Managing Director

RYDEX SERIES FUNDS – LONG SHORT INTEREST RATE STRATEGY FUND

	By:	Security Investors, LLC as Investment Advisor

	By	/s/ Amy J. Lee
		Name:	Amy J. Lee
		Title:	Senior Vice President

Chicago Bridge & Iron Company (Delaware) Chicago Bridge & Iron Company N.V.	Note Purchase and Guarantee Agreement

This Agreement is hereby accepted and agreed to as of the date thereof.

UNITED SERVICES AUTOMOBILE ASSOCIATION CATASTROPHE REINSURANCE COMPANY USAA CASUALTY INSURANCE COMPANY USAA GENERAL INDEMNITY COMPANY GARRISON PROPERTY & CASUALTY INSURANCE COMPANY

	By	/s/ Donna J. Baggerby
		Name:	Donna J. Baggerby
		Title:	Vice President

USAA LIFE INSURANCE COMPANY

	By	/s/ John Spear
		Name:	John Spear
		Title:	Vice President

Chicago Bridge & Iron Company (Delaware) Chicago Bridge & Iron Company N.V.	Note Purchase and Guarantee Agreement

This Agreement is hereby accepted and agreed to as of the date thereof.

METLIFE INVESTORS INSURANCE COMPANY

by Metropolitan Life Insurance Company, its Investment Manager

FIRST METLIFE INVESTORS INSURANCE COMPANY

by Metropolitan Life Insurance Company, its Investment Manager

GENERAL AMERICAN LIFE INSURANCE COMPANY

by Metropolitan Life Insurance Company, its Investment Manager

METLIFE INVESTORS USA INSURANCE COMPANY

by Metropolitan Life Insurance Company, its Investment Manager

METLIFE INSURANCE COMPANY OF CONNECTICUT

by Metropolitan Life Insurance Company, its Investment Manager

METROPOLITAN LIFE INSURANCE COMPANY

	By	/s/ Judith A. Gulotta
		Name:	Judith A. Gulotta
		Title:	Managing Director

METLIFE ALICO LIFE INSURANCE K.K. by MetLife Investment Management, LLC, its Investment Manager

	By:	/s/ Judith A. Gulotta
		Name:	Judith A. Gulotta
		Title:	Managing Director

Chicago Bridge & Iron Company (Delaware) Chicago Bridge & Iron Company N.V.	Note Purchase and Guarantee Agreement

This Agreement is hereby accepted and agreed to as of the date thereof.

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY NORTHWESTERN LONG TERM CARE INSURANCE COMPANY

	By	/s/ Howard Stern
		Name:	Howard Stern
Its Authorized Agent

Chicago Bridge & Iron Company (Delaware) Chicago Bridge & Iron Company N.V.	Note Purchase and Guarantee Agreement

This Agreement is hereby accepted and agreed to as of the date thereof.

ING LIFE INSURANCE AND ANNUITY COMPANY ING USA ANNUITY AND LIFE INSURANCE COMPANY RELIASTAR LIFE INSURANCE COMPANY

	By:	ING Investment Management LLC, as Agent

	By	/s/ Paul Aronson
		Name:	Paul Aronson
		Title:	Senior Vice President

Chicago Bridge & Iron Company (Delaware) Chicago Bridge & Iron Company N.V.	Note Purchase and Guarantee Agreement

This Agreement is hereby accepted and agreed to as of the date thereof.

FIDELITY & GUARANTY LIFE INSURANCE COMPANY

	By:	/s/ Thomas Cunningham
Thomas Cunningham
Vice President

Chicago Bridge & Iron Company (Delaware) Chicago Bridge & Iron Company N.V.	Note Purchase and Guarantee Agreement

This Agreement is hereby accepted and agreed to as of the date thereof.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

	By:	Delaware Investment Advisors, a series of Delaware Management Business Trust, Attorney in Fact

		By:	/s/ Karl H. Spaeth, Jr
Karl H. Spaeth, Jr., Vice President

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

	By:	Delaware Investment Advisors, a series of Delaware Management Business Trust, Attorney in Fact

		By:	/s/ Karl H. Spaeth, Jr
Karl H. Spaeth, Jr., Vice President

Chicago Bridge & Iron Company (Delaware) Chicago Bridge & Iron Company N.V.	Note Purchase and Guarantee Agreement

This Agreement is hereby accepted and agreed to as of the date thereof.

NATIONWIDE LIFE INSURANCE COMPANY NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

	By:	/s/ Jason M. Comisar
Jason M. Comisar
Authorized Signatory

Chicago Bridge & Iron Company (Delaware) Chicago Bridge & Iron Company N.V.	Note Purchase and Guarantee Agreement

This Agreement is hereby accepted and agreed to as of the date thereof.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

	By:	Babson Capital Management LLC as Investment Advisor

	By:	/s/ Mark Ackerman
		Name:	Mark Ackerman
		Title:	Managing Director

C.M. LIFE INSURANCE COMPANY

	By:	Babson Capital Management LLC as Investment Advisor

	By:	/s/ Mark Ackerman
		Name:	Mark Ackerman
		Title:	Managing Director

Chicago Bridge & Iron Company (Delaware) Chicago Bridge & Iron Company N.V.	Note Purchase and Guarantee Agreement

This Agreement is hereby accepted and agreed to as of the date thereof.

UNITED OF OMAHA LIFE INSURANCE COMPANY

	By:	/s/ Curtis R. Caldwell
		Name:	Curtis R. Caldwell
		Title:	Senior Vice President

MUTUAL OF OMAHA INSURANCE COMPANY

	By:	/s/ Curtis R. Caldwell
		Name:	Curtis R. Caldwell
		Title:	Senior Vice President

COMPANION LIFE INSURANCE COMPANY

	By:	/s/ Curtis R. Caldwell
		Name:	Curtis R. Caldwell
		Title:	An Authorized Signator

Chicago Bridge & Iron Company (Delaware) Chicago Bridge & Iron Company N.V.	Note Purchase and Guarantee Agreement

This Agreement is hereby accepted and agreed to as of the date thereof.

MODERN WOODMEN OF AMERICA

	By:	/s/ Michael E. Dau
		Name:	Michael E. Dau
		Title:	Treasurer & Investment Manager

Chicago Bridge & Iron Company (Delaware) Chicago Bridge & Iron Company N.V.	Note Purchase and Guarantee Agreement

This Agreement is hereby accepted and agreed to as of the date thereof.

AMERICAN EQUITY INVESTMENT LIFE INSURANCE COMPANY

	By:	/s/ Jeffrey A. Fossell
		Name:	Jeffrey A. Fossell
		Title:	Authorized Signatory

Chicago Bridge & Iron Company (Delaware) Chicago Bridge & Iron Company N.V.	Note Purchase and Guarantee Agreement

This Agreement is hereby accepted and agreed to as of the date thereof.

CMFG LIFE INSURANCE COMPANY CMFG LIFE INSURANCE COMPANY-MODCO CUMIS INSURANCE SOCIETY, INC.

	By:	MEMBERS Capital Advisors, Inc. Acting as Investment Advisor

	By:	/s/ Allen R. Cantrell
		Name:	Allen R. Cantrell
		Title:	Managing Director, Investments

Chicago Bridge & Iron Company (Delaware) Chicago Bridge & Iron Company N.V.	Note Purchase and Guarantee Agreement

This Agreement is hereby accepted and agreed to as of the date thereof.

LIFE INSURANCE COMPANY OF SOUTHWEST

	By:	/s/ R. Scott Higgins
		Name:	R. Scott Higgins
		Title:	Senior Vice President Sentinel Asset Management

Chicago Bridge & Iron Company (Delaware) Chicago Bridge & Iron Company N.V.	Note Purchase and Guarantee Agreement

This Agreement is hereby accepted and agreed to as of the date thereof.

SENIOR HEALTH INSURANCE COMPANY OF PENNSYLVANIA

	By:	Conning, Inc., as Investment Manager

	By:	/s/ Samuel Otchere
		Name:	Samuel Otchere
		Title:	Director

PRIMERICA LIFE INSURANCE COMPANY

	By:	Conning, Inc., as Investment Manager

	By:	/s/ Samuel Otchere
		Name:	Samuel Otchere
		Title:	Director

AMERICAN HEALTH AND LIFE INSURANCE COMPANY

	By:	Conning, Inc., as Investment Manager

	By:	/s/ Samuel Otchere
		Name:	Samuel Otchere
		Title:	Director

NATIONAL BENEFIT LIFE INSURANCE COMPANY

	By:	Conning, Inc., as Investment Manager

	By:	/s/ Samuel Otchere
		Name:	Samuel Otchere
		Title:	Director

TRITON INSURANCE COMPANY

	By:	Conning, Inc., as Investment Manager

	By:	/s/ Samuel Otchere
		Name:	Samuel Otchere
		Title:	Director

Chicago Bridge & Iron Company (Delaware) Chicago Bridge & Iron Company N.V.	Note Purchase and Guarantee Agreement

This Agreement is hereby accepted and agreed to as of the date thereof.

PHOENIX LIFE INSURANCE COMPANY

	By:	/s/ Paul M. Chute
		Name:	Paul M. Chute
		Title:	Senior Managing Director, Private Placements

PHL VARIABLE INSURANCE COMPANY

	By:	/s/ Paul M. Chute
		Name:	Paul M. Chute
		Title:	Its Duly Authorized Officer

Chicago Bridge & Iron Company (Delaware) Chicago Bridge & Iron Company N.V.	Note Purchase and Guarantee Agreement

This Agreement is hereby accepted and agreed to as of the date thereof.

FARM BUREAU LIFE INSURANCE COMPANY

	By:	/s/ Herman L. Riva
		Name:	Herman L. Riva
		Title:	Securities Vice President

Chicago Bridge & Iron Company (Delaware) Chicago Bridge & Iron Company N.V.	Note Purchase and Guarantee Agreement

This Agreement is hereby accepted and agreed to as of the date thereof.

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

	By:	/s/ David Divine
		Name:	David Divine
		Title:	Portfolio Manager

Chicago Bridge & Iron Company (Delaware) Chicago Bridge & Iron Company N.V.	Note Purchase and Guarantee Agreement

This Agreement is hereby accepted and agreed to as of the date thereof.

ASSURITY LIFE INSURANCE COMPANY

	By:	/s/ Victor Weber
		Name:	Victor Weber
		Title:	Senior Director – Investments

Chicago Bridge & Iron Company (Delaware) Chicago Bridge & Iron Company N.V.	Note Purchase and Guarantee Agreement

This Agreement is hereby accepted and agreed to as of the date thereof.

PAN-AMERICAN LIFE INSURANCE COMPANY

	By:	/s/ Lisa Bandot
		Name:	Lisa Bandot
		Title:	Vice President, Securities

Schedule A

Attached.

[NAME AND ADDRESS OF COMPANY]

INFORMATION RELATING TO PURCHASERS

	NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF [SERIES ] NOTES TO BE PURCHASED

	[NAME OF PURCHASER]	$

(1)	All payments by wire transfer of immediately available funds to: with sufficient information to identify the source and application of such funds.

(2)	All notices of payments and written confirmations of such wire transfers:

(3)	All other communications:

NAME OF AND ADDRESS OF PURCHASER	SERIES OF NOTES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

COMMERCE AND INDUSTRY INSURANCE COMPANY c/o AIG Asset Management 2929 Allen Parkway, A36-04 Houston, Texas 77019-2155 Attn: Private Placements - Portfolio Operations Fax: (713) 831-1072 Email: aiggigpvtplacementoperations@aig.com	B	$15,000,000

Payments

All payments to be by wire transfer of immediately available funds, with sufficient information (including PPN, interest rate, maturity date, interest amount, principal amount and premium amount, if applicable) to identify the source and application of such funds, to:

The Bank of New York Mellon

ABA # 021-000-018

Account Number: GLA111566

Account Name: COMMERCE & INDUSTRY INSURANCE CO.; Account No: 554939

Reference: PPN 16725* AB6 and Prin.: $            ; Int.: $

Notices

All notices of payment, audit confirmations and related correspondence to:

Commerce and Industry Insurance Company (554939)

c/o AIG Asset Management

2929 Allen Parkway, A36-04

Houston, Texas 77019-2155

Attn: Private Placements - Portfolio Operations

Fax: (713) 831-1072 OR Email: AIGGIGPVTPLACEMENTOPERATIONS@aig.com

Duplicate payment notices (only) to:

Commerce and Industry Insurance Company (554939)

c/o The Bank of New York Mellon

Attn: P & I Department

Fax: (718) 315-3076

Notices with respect to compliance reporting information* to:

AIG Asset Management

2929 Allen Parkway, A36-04

Houston, Texas 77019-2155

Attn: Private Placements – Compliance

Email: complianceprivateplacements@aig.com

SCHEDULE A

(to Note Purchase Agreement)

*Note:	Only two (2) complete sets of compliance information are required for all companies for which AIG Asset Management Group serves as investment advisor.

Physical Delivery of Note

The Bank of New York Mellon

One Wall Street – 3rd Floor / Window A

New York, N.Y. 10286

Attn: Sammy Yankanah, Phone: (212) 635-7077

Account Name: COMMERCE AND INDUSTRY INSURANCE COMPANY

Account Number: 554939

Name of Nominee in which Notes are to be issued: HARE & CO.

Taxpayer I.D. Number for HARE & CO. : 13-6062916

Taxpayer I.D. Number for Commerce and Industry Insurance Company: 13-1938623

NAME OF AND ADDRESS OF PURCHASER	SERIES OF NOTES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

AMERICAN HOME ASSURANCE COMPANY c/o AIG Asset Management 2929 Allen Parkway, A36-04 Houston, Texas 77019-2155 Attn: Private Placements - Portfolio Operations Fax: (713) 831-1072 Email: aiggigpvtplacementoperations@aig.com	B	$10,000,000

Payments

All payments to be by wire transfer of immediately available funds, with sufficient information (including PPN, interest rate, maturity date, interest amount, principal amount and premium amount, if applicable) to identify the source and application of such funds, to:

The Bank of New York Mellon

ABA # 021-000-018

Account Number: GLA111566

For Further Credit to: AMERICAN HOME ASSURANCE CO.; Account No. 554933

Reference: PPN 16725* AB6 and Prin.: $            ; Int.: $

Notices

All notices of payment, audit confirmations and related correspondence to:

American Home Assurance Company (554933)

c/o AIG Asset Management

2929 Allen Parkway, A36-04

Houston, Texas 77019-2155

Attn: Private Placements - Portfolio Operations

Fax: (713) 831-1072 OR Email: AIGGIGPVTPLACEMENTOPERATIONS@aig.com

Duplicate payment notices (only) to:

American Home Assurance Company (554933)

c/o The Bank of New York Mellon

Attn: P & I Department

Fax: (718) 315-3076

Notices with respect to compliance reporting information* to:

AIG Asset Management

2929 Allen Parkway, A36-04

Houston, Texas 77019-2155

Attn: Private Placements – Compliance

Email: complianceprivateplacements@aig.com

*Note:	Only two (2) complete sets of compliance information are required for all companies for which AIG Asset Management Group serves as investment advisor.

Physical Delivery of Note

The Bank of New York Mellon

One Wall Street – 3rd Floor / Window A

New York, N.Y. 10286

Attn: Sammy Yankanah, Phone: (212) 635-7077

Account Name: AMERICAN HOME ASSURANCE CO.

Account Number: 554933

Name of Nominee in which Notes are to be issued: HARE & CO.

Taxpayer I.D. Number for HARE & CO. : 13-6062916

Taxpayer I.D. Number for American Home Assurance Company: 13-5124990

NAME OF AND ADDRESS OF PURCHASER	SERIES OF NOTES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

CHARTIS PROPERTY CASUALTY COMPANY c/o AIG Asset Management 2929 Allen Parkway, A36-04 Houston, Texas 77019-2155 Attn: Private Placements - Portfolio Operations Fax: (713) 831-1072 Email: aiggigpvtplacementoperations@aig.com	B	$9,000,000

Payments

All payments to be by wire transfer of immediately available funds, with sufficient information (including PPN, interest rate, maturity date, interest amount, principal amount and premium amount, if applicable) to identify the source and application of such funds, to:

The Bank of New York Mellon

ABA # 021-000-018

Account Number: GLA111566

For Further Credit to: CHARTIS PROPERTY CASUALTY CO.; Account No. 554903

Reference: PPN 16725* AB6 and Prin.: $            ; Int.: $

Notices

All notices of payment, audit confirmations and related correspondence to:

Chartis Property Casualty Company (554903)

c/o AIG Asset Management

2929 Allen Parkway, A36-04

Houston, Texas 77019-2155

Attn: Private Placements - Portfolio Operations

Fax: (713) 831-1072 OR Email: AIGGIGPVTPLACEMENTOPERATIONS@aig.com

Duplicate payment notices (only) to:

Chartis Property Casualty Company (554903)

c/o The Bank of New York Mellon

Attn: P & I Department

Fax: (718) 315-3076

Notices with respect to compliance reporting information* to:

AIG Asset Management

2929 Allen Parkway, A36-04

Houston, Texas 77019-2155

Attn: Private Placements – Compliance

Email: complianceprivateplacements@aig.com

*Note:	Only two (2) complete sets of compliance information are required for all companies for which AIG Asset Management Group serves as investment advisor.

Physical Delivery of Note

The Bank of New York Mellon

One Wall Street – 3rd Floor / Window A

New York, N.Y. 10286

Attn: Sammy Yankanah, Phone: (212) 635-7077

Account Name: CHARTIS PROPERTY CASUALTY COMPANY

Account Number: 554903

Name of Nominee in which Notes are to be issued: HARE & CO.

Taxpayer I.D. Number for HARE & CO. : 13-6062916

Taxpayer I.D. Number for Chartis Property Casualty Company: 25-1118791

NAME OF AND ADDRESS OF PURCHASER	SERIES OF NOTES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

NEW HAMPSHIRE INSURANCE COMPANY c/o AIG Asset Management 2929 Allen Parkway, A36-04 Houston, Texas 77019-2155 Attn: Private Placements - Portfolio Operations Fax: (713) 831-1072 Email: aiggigpvtplacementoperations@aig.com	B	$9,000,000

Payments

All payments to be by wire transfer of immediately available funds, with sufficient information (including PPN, interest rate, maturity date, interest amount, principal amount and premium amount, if applicable) to identify the source and application of such funds, to:

The Bank of New York Mellon

ABA # 021-000-018

Account Number: GLA111566

For Further Credit to: NEW HAMPSHIRE INSURANCE CO.; Account No: 554946

Reference: PPN 16725* AB6 or Cusip #; and Prin.: $            ; Int.: $

Notices

All notices of payment, audit confirmations and related correspondence to:

New Hampshire Insurance Company (554946)

c/o AIG Asset Management

2929 Allen Parkway, A36-04

Houston, Texas 77019-2155

Attn: Private Placements - Portfolio Operations

Fax: (713) 831-1072 OR Email: AIGGIGPVTPLACEMENTOPERATIONS@aig.com

Duplicate payment notices (only) to:

New Hampshire Insurance Company (554946)

c/o The Bank of New York Mellon

Attn: P & I Department

Fax: (718) 315-3076

Notices with respect to compliance reporting information* to:

AIG Asset Management

2929 Allen Parkway, A36-04

Houston, Texas 77019-2155

Attn: Private Placements – Compliance

Email: complianceprivateplacements@aig.com

*Note:	Only two (2) complete sets of compliance information are required for all companies for which AIG Asset Management Group serves as investment advisor.

Physical Delivery of Note

The Bank of New York Mellon

One Wall Street – 3rd Floor / Window A

New York, N.Y. 10286

Attn: Sammy Yankanah, Phone: (212) 635-7077

Account Name: NEW HAMPSHIRE INSURANCE CO.

Account Number: 554946

Name of Nominee in which Notes are to be issued: HARE & CO.

Taxpayer I.D. Number for HARE & CO. : 13-6062916

Taxpayer I.D. Number for New Hampshire Insurance Company: 25-0687550

NAME OF AND ADDRESS OF PURCHASER	SERIES OF NOTES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA c/o AIG Asset Management 2929 Allen Parkway, A36-04 Houston, Texas 77019-2155 Attn: Private Placements - Portfolio Operations Fax: (713) 831-1072 Email: aiggigpvtplacementoperations@aig.com	B	$9,000,000

Payments

All payments to be by wire transfer of immediately available funds, with sufficient information (including PPN, interest rate, maturity date, interest amount, principal amount and premium amount, if applicable) to identify the source and application of such funds, to:

The Bank of New York Mellon

ABA # 021-000-018

Account Number: GLA111566

For Further Credit to: THE INSURANCE CO. OF STATE OF PA;

Account No: 554906

Reference: PPN 16725* AB6 or Cusip #; and Prin.: $            ; Int.: $

Notices

All notices of payment, audit confirmations and related correspondence to:

The Insurance Company of the State of Pennsylvania (554906)

c/o AIG Asset Management

2929 Allen Parkway, A36-04

Houston, Texas 77019-2155

Fax: (713) 831-1072 OR Email: AIGGIGPVTPLACEMENTOPERATIONS@aig.com

Duplicate payment notices (only) to:

The Insurance Company of the State of Pennsylvania (554906)

c/o The Bank of New York Mellon

Attn: P & I Department

Fax: (718) 315-3076

Notices with respect to compliance reporting information* to:

AIG Asset Management

2929 Allen Parkway, A36-04

Houston, Texas 77019-2155

Attn: Private Placements – Compliance

Email: complianceprivateplacements@aig.com

*Note:	Only two (2) complete sets of compliance information are required for all companies for which AIG Asset Management Group serves as investment advisor.

Physical Delivery of Note

The Bank of New York Mellon

One Wall Street – 3rd Floor / Window A

New York, N.Y. 10286

Attn: Sammy Yankanah, Phone: (212) 635-7077

Account Name: THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA

Account Number: 554906

Name of Nominee in which Notes are to be issued: HARE & CO.

Taxpayer I.D. Number for HARE & CO. : 13-6062916

Taxpayer I.D. Number for The Insurance Company of the State of Pennsylvania: 13-5540698

NAME OF AND ADDRESS OF PURCHASER	SERIES OF NOTES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK c/o AIG Asset Management 2929 Allen Parkway, A36-04 Houston, Texas 77019-2155 Attn: Private Placements - Portfolio Operations Fax: (713) 831-1072 Email: aiggigpvtplacementoperations@aig.com	C	$25,000,000

Payments

All payments to be by wire transfer of immediately available funds, with sufficient information (including PPN, interest rate, maturity date, interest amount, principal amount and premium amount, if applicable) to identify the source and application of such funds, to:

State Street Bank & Trust Company

ABA # 011-000-028

Account Name: THE U. S. LIFE INSURANCE CO. – FSA; Fund Number PAT6

Account Number: 1013-088-8

Reference: PPN 16725* AC4; and Prin.: $            ; Int.: $

Notices

All notices of payment, audit confirmations and related correspondence to:

The U.S. Life Insurance Co. – FSA (PAT6)

c/o AIG Asset Management

2929 Allen Parkway, A36-04

Houston, Texas 77019-2155

Fax: (713) 831-1072 OR Email: AIGGIGPVTPLACEMENTOPERATIONS@aig.com

Duplicate payment notices (only) to:

The U.S. Life Insurance Co. – FSA (PAT6)

c/o State Street Bank Corporation, Insurance Services

Fax: (816) 871-5539

Notices with respect to compliance reporting information* to:

AIG Asset Management

2929 Allen Parkway, A36-04

Houston, Texas 77019-2155

Attn: Private Placements – Compliance

Email: complianceprivateplacements@aig.com

*Note:	Only two (2) complete sets of compliance information are required for all companies for which AIG Asset Management Group serves as investment advisor.

Physical Delivery of Note

DTC

140 58th Street

Brooklyn, N.Y. 11220

Brooklyn Army Terminal

3 H – Securities Processing

Attn: Security Processing / NY Window / Robert Mendez / Building 3, Third Floor, Section G

Account Name: THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

Fund Number: PA77

Contact: Brenda J. Sharp, Phone: (816) 871-9154

Name of Nominee in which Notes are to be issued: APPLEFISH & CO.

Tax I.D. Number for APPLEFISH & CO. : 04-3475133

Tax I.D. Number for The United States Life Insurance Company in the City of New York: 13-5459480

NAME OF AND ADDRESS OF PURCHASER	SERIES OF NOTES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

SUNAMERICA LIFE INSURANCE COMPANY c/o AIG Asset Management 2929 Allen Parkway, A36-04 Houston, Texas 77019-2155 Attn: Private Placements - Portfolio Operations Fax: (713) 831-1072 Email: aiggigpvtplacementoperations@aig.com	C	$15,000,000

Payments

All payments to be by wire transfer of immediately available funds, with sufficient information (including PPN, interest rate, maturity date, interest amount, principal amount and premium amount, if applicable) to identify the source and application of such funds, to:

The Bank of New York

ABA # 021-000-018

Account Number: GLA111566

For Further Credit to: SUNAMERICA LIFE INSURANCE CO. - ANNUITY;

Account No. 113650

Reference: PPN 16725* AC4; and Prin.: $            ; Int.: $

Notices

All notices of payment, audit confirmations and related correspondence to:

SunAmerica Life Insurance Company - Annuity (113650)

c/o AIG Asset Management

2929 Allen Parkway, A36-04

Houston, Texas 77019-2155

Fax: (713) 831-1072 OR Email: AIGGIGPVTPLACEMENTOPERATIONS@aig.com

Duplicate payment notices (only) to:

SunAmerica Life Insurance Company - Annuity (113650)

c/o The Bank of New York Mellon

Attn: P & I Department

Fax: (718) 315-3076

Notices with respect to compliance reporting information* to:

AIG Asset Management

2929 Allen Parkway, A36-04

Houston, Texas 77019-2155

Attn: Private Placements – Compliance

Email: complianceprivateplacements@aig.com

*Note:	Only two (2) complete sets of compliance information are required for all companies for which AIG Asset Management Group serves as investment advisor.

Physical Delivery of Note

The Bank of New York Mellon

One Wall Street, 3rd Floor – Window A

New York, N.Y. 10286

Attn: Sammy Yankanah, Phone: (212) 635-7077

Account Name: SUNAMERICA LIFE INSURANCE COMPANY - ANNUITY

Account Number: 113650

Name of Nominee in which Notes are to be issued: HARE & CO.

Taxpayer I.D. Number for HARE & CO. : 13-6062916

Taxpayer I.D. Number for SunAmerica Life Insurance Company: 52-0502540

NAME OF AND ADDRESS OF PURCHASER	SERIES OF NOTES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

WESTERN NATIONAL LIFE INSURANCE COMPANY c/o AIG Asset Management 2929 Allen Parkway, A36-04 Houston, Texas 77019-2155 Attn: Private Placements - Portfolio Operations Fax: (713) 831-1072 Email: aiggigpvtplacementoperations@aig.com	C	$10,000,000

Payments

All payments to be by wire transfer of immediately available funds, with sufficient information (including PPN, interest rate, maturity date, interest amount, principal amount and premium amount, if applicable) to identify the source and application of such funds, to:

The Bank of New York Mellon

ABA # 021-000-018

Account Number: GLA111566

For Further Credit to: WESTERN NATIONAL LIFE INSURANCE CO.;

Account No. 260638

Reference: PPN 16725* AC4; and Prin.: $            ; Int.: $

Notices

All notices of payment, audit confirmations and related correspondence to:

Western National Life Insurance Company (260638)

c/o AIG Asset Management

2929 Allen Parkway, A36-04

Houston, Texas 77019-2155

Fax: (713) 831-1072 OR Email: AIGGIGPVTPLACEMENTOPERATIONS@aig.com

Duplicate payment notices (only) to:

Western National Life Insurance Company (260638)

c/o The Bank of New York Mellon

Attn: P & I Department

Fax: (718) 315-3076

Notices with respect to compliance reporting information* to:

AIG Asset Management

2929 Allen Parkway, A36-04

Houston, Texas 77019-2155

Attn: Private Placements – Compliance

Email: complianceprivateplacements@aig.com

*Note:	Only two (2) complete sets of compliance information are required for all companies for which AIG Asset Management Group serves as investment advisor.

Physical Delivery of Note

The Bank of New York Mellon

One Wall Street, 3rd Floor – Window A

New York, N.Y. 10286

Attn: Sammy Yankanah, Phone: (212) 635-7077

Account Name: WESTERN NATIONAL LIFE INSURANCE COMPANY

Account Number: 260638

Name of Nominee in which Notes are to be issued: HARE & CO.

Taxpayer I.D. Number for HARE & CO. : 13-6062916

Taxpayer I.D. Number for Western National Life Insurance Company: 75-0770838

NAME OF AND ADDRESS OF PURCHASER	SERIES OF NOTES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY c/o AIG Asset Management 2929 Allen Parkway, A36-04 Houston, Texas 77019-2155 Attn: Private Placements - Portfolio Operations Fax: (713) 831-1072 Email: aiggigpvtplacementoperations@aig.com	D	$28,000,000

Payments

All payments to be by wire transfer of immediately available funds, with sufficient information (including PPN, interest rate, maturity date, interest amount, principal amount and premium amount, if applicable) to identify the source and application of such funds, to:

The Bank of New York Mellon

ABA # 021-000-018

Account Number: GLA111566

For Further Credit to: VARIABLE ANNUITY LIFE INSURANCE CO.;

Account No. 260735

Reference: PPN 16725* AD2; and Prin.: $            ; Int.: $

Notices

All notices of payment, audit confirmations and related correspondence to:

The Variable Annuity Life Insurance Company (260735)

c/o AIG Asset Management

2929 Allen Parkway, A36-04

Houston, Texas 77019-2155

Attn: Private Placements - Portfolio Operations

Fax: (713) 831-1072 OR Email: AIGGIGPVTPLACEMENTOPERATIONS@aig.com

Duplicate payment notices (only) to:

The Variable Annuity Life Insurance Company (260735)

c/o The Bank of New York Mellon

Attn: P & I Department

Fax: (718) 315-3076

Notices with respect to compliance reporting information* to:

AIG Asset Management

2929 Allen Parkway, A36-04

Houston, Texas 77019-2155

Attn: Private Placements – Compliance

Email: complianceprivateplacements@aig.com

*Note:	Only two (2) complete sets of compliance information are required for all companies for which AIG Asset Management Group serves as investment advisor.

Physical Delivery of Note

The Bank of New York Mellon

One Wall Street, 3rd Floor – Window A

New York, N.Y. 10286

Attn: Sammy Yankanah, Phone: (212) 635-7077

Account Name: VARIABLE ANNUITY LIFE INSURANCE CO.

Account Number: 260735

Name of Nominee in which Notes are to be issued: HARE & CO.

Taxpayer I.D. Number for HARE & CO. : 13-6062916

Taxpayer I.D. Number for The Variable Annuity Life Insurance Company: 74-1625348

NAME OF AND ADDRESS OF PURCHASER	SERIES OF NOTES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

WESTERN NATIONAL LIFE INSURANCE COMPANY c/o AIG Asset Management 2929 Allen Parkway, A36-04 Houston, Texas 77019-2155 Attn: Private Placements - Portfolio Operations Fax: (713) 831-1072 Email: aiggigpvtplacementoperations@aig.com	D	$20,000,000

Payments

All payments to be by wire transfer of immediately available funds, with sufficient information (including PPN, interest rate, maturity date, interest amount, principal amount and premium amount, if applicable) to identify the source and application of such funds, to:

The Bank of New York Mellon

ABA # 021-000-018

Account Number: GLA111566

For Further Credit to: WESTERN NATIONAL REINSURANCE; Account No. 260704

Reference: PPN or Cusip #; and Prin.: $            ; Int.: $

Notices

All notices of payment, audit confirmations and related correspondence to:

Western National Reinsurance (260704)

c/o AIG Asset Management

2929 Allen Parkway, A36-04

Houston, Texas 77019-2155

Attn: Private Placements - Portfolio Operations

Fax: (713) 831-1072 OR Email: AIGGIGPVTPLACEMENTOPERATIONS@aig.com

Duplicate payment notices (only) to:

Western National Reinsurance (260704)

c/o The Bank of New York Mellon

Attn: P & I Department

Fax: (718) 315-3076

Notices with respect to compliance reporting information* to:

AIG Asset Management

2929 Allen Parkway, A36-04

Houston, Texas 77019-2155

Attn: Private Placements – Compliance

Email: complianceprivateplacements@aig.com

*Note:	Only two (2) complete sets of compliance information are required for all companies for which AIG Asset Management Group serves as investment advisor.

Physical Delivery of Note

The Bank of New York Mellon

One Wall Street, 3rd Floor – Window A or Free Receive Dept. (via registered mail)

New York, N.Y. 10286

Attention: Sammy Yankanah, Phone: (212) 635-7077

Account Name: WESTERN NATIONAL REINSURANCE

Account Number: 260704

Name of Nominee in which Notes are to be issued: HARE & CO.

Tax I.D. Number for HARE & CO. : 13-6062916

Tax I.D. Number for Western National Life Insurance Company: 75-0770838

NAME OF AND ADDRESS OF PURCHASER	SERIES OF NOTES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

EQUITRUST LIFE INSURANCE COMPANY c/o Guggenheim Partners Investment Management, LLC 227 W. Monroe Street, Suite 4900 Chicago, IL 60606 Attn: Maureen Moster Phone: (312) 873-1477 Facsimile: (312) 827-0157	C	$14,000,000

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Chicago Bridge & Iron Company (Delaware), 5.15% Senior Note, Series C, due December 27, 2022, PPN 16725* AC4, principal, premium or interest”) to:

ABA # 021000021

JP Morgan Chase Bank, N.A.

FFC # 9009000127

Account # G10559

Fund Name: EquiTrust – Commissioner Account - Guggenheim

Attn.: Rasheda Gayle 469-477-8504

Ref – PPN 16725* AC4

Notices

All notices and communications, including notices with respect to payments, settlements and documents to be addressed as first provided above.

Physical Delivery of Note

Mailing Address (overnight and regular mail)

JP Morgan Chase Bank, N.A.

4 Chase Metrotech Center, 3rd Floor

Brooklyn, New York 11245-0001

Attention: Physical Receive Department

Attention: Brian Cavanaugh

Phone # 718-242-0264

Name of Nominee in which Notes are to be issued: Cudd & Co.

Taxpayer I.D. Number for EquiTrust Life Insurance Company: 42-1468417

Taxpayer I.D. Number for Cudd & Co.: 13-6022143

NAME OF AND ADDRESS OF PURCHASER	SERIES OF NOTES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

SECURITY BENEFIT LIFE INSURANCE COMPANY c/o Guggenheim Partners Investment Management, LLC 227 W. Monroe Street, Suite 4900 Chicago, IL 60606 Attn: Maureen Moster Phone: (312) 873-1477 Facsimile: (312) 827-0157	C	$14,000,000

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Chicago Bridge & Iron Company (Delaware), 5.15% Senior Note, Series C, due December 27, 2022, PPN 16725* AC4, principal, premium or interest”) to:

C/O UMB Bank NA

ABA Number 101000695

BNF A/C # 9800006823

A/C Name: SBL –-Fixed Annuity-Debt Service Reserve

FFC: Custody# 114263.1

Cusip/ Security Name

P&I Breakdown is applicable

Attn.: Principal & Interest Dept

Notices

All notices and communications, including notices with respect to payments, settlements and documents to be addressed as first provided above.

Physical Delivery of Note

DTC/NY WINDOW

2450, UMB BANK FFC SBL – Fixed Annuity-Debt Service Reserve

Acct # 114263.1

55 Water Street, 1st Floor

New York, NY 10041

Attn: Desiree Wright 212-855-2400

Account Name: SBL – Fixed Annuity-Debt Service Reserve

FFC: Custody# 114263.1

Name of Nominee in which Notes are to be issued: UMBTRU & CO

Taxpayer I.D. Number for Security Benefit Life Insurance Company: 48 - 0409770

Taxpayer I.D. Number for UMBTRU & CO: 43-6295832

NAME OF AND ADDRESS OF PURCHASER	SERIES OF NOTES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

MIDLAND NATIONAL LIFE INSURANCE COMPANY c/o Guggenheim Partners Investment Management, LLC 227 W. Monroe Street, Suite 4900 Chicago, IL 60606 Attn: Maureen Moster Phone: (312) 873-1477 Facsimile: (312) 827-0157	C	$12,000,000

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Chicago Bridge & Iron Company (Delaware), 5.15% Senior Note, Series C, due December 27, 2022, PPN 16725* AC4, principal, premium or interest”) to:

The Bank of New York

ABA Number 021000018

Midland National Life Insurance Co RGA 1

Custody Account Number 00002499158400

P&I Payment Instructions:

Registered Holder: Bank Name: ABA Number: Account Number/Beneficiary: Bank to Bank Information:	Hare & Co. The Bank of New York Mellon 021000018 GLA 111566 Chicago Bridge & Iron Company (Delaware), 5.15% Senior Note, Series C, due December 27, 2022, PPN 16725* AC4. & P&I breakdown

Notices

All notices and communications, including notices with respect to payments, settlements and documents to be addressed as first provided above.

Physical Delivery of Note

The Bank of New York

One Wall Street - 3rd Floor

Window A

New York, NY 10286

Attn: Lisa Pappa (315) 414-3728

Please reference:

Account Number 249915

Account Name: Midland National Life Insurance Co RGA1

Name of Nominee in which Notes are to be issued: Hare & Co.

Taxpayer I.D. Number for Midland National Life Insurance Company: 46-0164570

Taxpayer I.D. Number for Hare & Co: 13-6062916

NAME OF AND ADDRESS OF PURCHASER	SERIES OF NOTES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

MIDLAND NATIONAL LIFE INSURANCE COMPANY c/o Guggenheim Partners Investment Management, LLC 227 W. Monroe Street, Suite 4900 Chicago, IL 60606 Attn: Maureen Moster Phone: (312) 873-1477 Facsimile: (312) 827-0157	C	$11,050,000

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Chicago Bridge & Iron Company (Delaware), 5.15% Senior Note, Series C, due December 27, 2022, PPN 16725* AC4, principal, premium or interest”) to:

The Bank of New York

ABA Number 021000018

Midland National Life Insurance Co/ Annuity

Custody Account Number 00002466708400

P&I Payment Instructions:

Registered Holder: Bank Name: ABA Number: Account Number/Beneficiary: Bank to Bank Information:	Hare & Co. The Bank of New York Mellon 021000018 GLA 111566 Chicago Bridge & Iron Company (Delaware), 5.15% Senior Note, Series C, due December 27, 2022, PPN 16725* AC4. & P&I breakdown

Notices

All notices and communications, including notices with respect to payments, settlements and documents to be addressed as first provided above.

Physical Delivery of Note

The Bank of New York

One Wall Street - 3rd Floor

Window A

New York, NY 10286

Attn: Lisa Pappa (315) 414-3728

Please reference:

Account Number 246670

Account Name: Midland National Life Insurance Co/ Annuity

Name of Nominee in which Notes are to be issued: Hare & Co.

Taxpayer I.D. Number for Midland National Life Insurance Company: 46-0164570

Taxpayer I.D. Number for Hare & Co: 13-6062916

NAME OF AND ADDRESS OF PURCHASER	SERIES OF NOTES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

HORACE MANN LIFE INSURANCE COMPANY c/o Guggenheim Partners Investment Management, LLC 227 W. Monroe Street, Suite 4900 Chicago, IL 60606 Attn: Maureen Moster Phone: (312) 873-1477 Facsimile: (312) 827-0157	C	$11,000,000

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Chicago Bridge & Iron Company (Delaware), 5.15% Senior Note, Series C, due December 27, 2022, PPN 16725* AC4, principal, premium or interest”) to:

C/O State Street Bank & Trust

ABA # 011000028

State Street Bank & Trust Co.

DDA # 33449083

Fund # E865

Fund Name: Horace Mann Life Insurance Co. - Annuity

Notice of payments:

C/O State Street Bank & Trust

F/A/O: Fund # E865

Fund Name: Horace Mann Life Insurance Co. - Annuity

P.O. Box 5756

Boston, MA 02206

Attn.: Principal & Interest Dept

Notices

All notices and communications, including notices with respect to payments, settlements and documents to be addressed as first provided above.

Physical Delivery of Note

DTCC

55 Water Street

New York. NY 10041

Attn: Robert Mendez for the account of State Street

Fund Name: Horace Mann Life Insurance Co.

Account Number E865

Account Name: Horace Mann Life Insurance Co. - Annuity

Name of Nominee in which Notes are to be issued: AFTGALLEY + CO.

Taxpayer I.D. Number for Horace Mann Life Insurance Company: 37-0726637

Taxpayer I.D. Number for AFTGALLEY + CO.: 04-3284184

NAME OF AND ADDRESS OF PURCHASER	SERIES OF NOTES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

NORTH AMERICAN COMPANY FOR LIFE AND HEALTH INSURANCE c/o Guggenheim Partners Investment Management, LLC 227 W. Monroe Street, Suite 4900 Chicago, IL 60606 Attn: Maureen Moster Phone: (312) 873-1477 Facsimile: (312) 827-0157	C	$10,000,000

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Chicago Bridge & Iron Company (Delaware), 5.15% Senior Note, Series C, due December 27, 2022, PPN 16725* AC4, principal, premium or interest”) to:

The Bank of New York

ABA Number 021000018

REF:	North American Company for Life and Health Insurance/ Annuity
REF AC:	2699978400
REF2:	CUSIP NUMBER/ISSUE

P&I Payment Instructions:

Registered Holder: Bank Name: ABA Number: Account Number/Beneficiary: Bank to Bank Information:	Hare & Co. The Bank of New York Mellon 021000018 GLA 111566 Chicago Bridge & Iron Company (Delaware), 5.15% Senior Note, Series C, due December 27, 2022, PPN 16725* AC4. & P&I breakdown

Notices

All notices and communications, including notices with respect to payments, settlements and documents to be addressed as first provided above.

Physical Delivery of Note

The Bank of New York

One Wall Street - 3rd Floor

Window A

New York, NY 10286

Attn: Lisa Pappa (315-827-3728)

Account Number 269997

Account Name: North American Company for Life and Health Insurance/ Annuity

Name of Nominee in which Notes are to be issued: Hare & Co.

Taxpayer I.D. Number for North American Company for Life and Health Insurance: 36-2428931

Taxpayer I.D. Number for Hare & Co: 13-6062916

NAME OF AND ADDRESS OF PURCHASER	SERIES OF NOTES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

MIDLAND NATIONAL LIFE INSURANCE COMPANY c/o Guggenheim Partners Investment Management, LLC 227 W. Monroe Street, Suite 4900 Chicago, IL 60606 Attn: Maureen Moster Phone: (312) 873-1477 Facsimile: (312) 827-0157	C	$5,000,000

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Chicago Bridge & Iron Company (Delaware), 5.15% Senior Note, Series C, due December 27, 2022, PPN 16725* AC4, principal, premium or interest”) to:

The Bank of New York

ABA Number 021000018

REF:	Boli Separate Account General
REF AC:	2463798400
REF2:	CUSIP NUMBER/ISSUE

P&I Payment Instructions:

Registered Holder: Bank Name: ABA Number: Account Number/Beneficiary: Bank to Bank Information:	Hare & Co. The Bank of New York Mellon 021000018 GLA 111566 Chicago Bridge & Iron Company (Delaware), 5.15% Senior Note, Series C, due December 27, 2022, PPN 16725* AC4. & P&I breakdown

Notices

All notices and communications, including notices with respect to payments, settlements and documents to be addressed as first provided above.

Physical Delivery of Note

The Bank of New York

One Wall Street - 3rd Floor

Window A

New York, NY 10286

Attn: Lisa Pappa (315) 414-3728

Please reference:

Account Number 246379

Account Name: Boli Separate Account General

Name of Nominee in which Notes are to be issued: Hare & Co.

Taxpayer I.D. Number for Midland National Life Insurance Company: 46-0164570

Taxpayer I.D. Number for Hare & Co: 13-6062916

NAME OF AND ADDRESS OF PURCHASER	SERIES OF NOTES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

NORTH AMERICAN COMPANY FOR LIFE AND HEALTH INSURANCE c/o Guggenheim Partners Investment Management, LLC 227 W. Monroe Street, Suite 4900 Chicago, IL 60606 Attn: Maureen Moster Phone: (312) 873-1477 Facsimile: (312) 827-0157	C	$5,000,000

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Chicago Bridge & Iron Company (Delaware), 5.15% Senior Note, Series C, due December 27, 2022, PPN 16725* AC4, principal, premium or interest”) to:

The Bank of New York

ABA Number 021000018

REF:	North American Company for Life and Health Insurance/ Main
REF AC:	2699618400
REF2:	CUSIP NUMBER

P&I Payment Instructions:

Registered Holder: Bank Name: ABA Number: Account Number/Beneficiary: Bank to Bank Information:	Hare & Co. The Bank of New York Mellon 021000018 GLA 111566 Chicago Bridge & Iron Company (Delaware), 5.15% Senior Note, Series C, due December 27, 2022, PPN 16725* AC4. & P&I breakdown

Notices

All notices and communications, including notices with respect to payments, settlements and documents to be addressed as first provided above.

Physical Delivery of Note

The Bank of New York

One Wall Street - 3rd Floor

Window A

New York, NY 10286

Attn: Lisa Pappa Feliz (315-414-3728)

Account Number 269961

Account Name: North American Company for Life and Health Insurance/ Main

Name of Nominee in which Notes are to be issued: Hare & Co.

Taxpayer I.D. Number for North American Company for Life and Health Insurance: 36-2428931

Taxpayer I.D. Number for Hare & Co: 13-6062916

NAME OF AND ADDRESS OF PURCHASER	SERIES OF NOTES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

MIDLAND NATIONAL LIFE INSURANCE COMPANY c/o Guggenheim Partners Investment Management, LLC 227 W. Monroe Street, Suite 4900 Chicago, IL 60606 Attn: Maureen Moster Phone: (312) 873-1477 Facsimile: (312) 827-0157	C	$4,000,000

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Chicago Bridge & Iron Company (Delaware), 5.15% Senior Note, Series C, due December 27, 2022, PPN 16725* AC4, principal, premium or interest”) to:

The Bank of New York

ABA Number 021000018

REF:	Midland National Life Insurance Co/ MAIN
REF AC:	2463768400
REF2:	CUSIP NUMBER

P&I Payment Instructions:

Registered Holder: Bank Name: ABA Number: Account Number/Beneficiary: Bank to Bank Information:	Hare & Co. The Bank of New York Mellon 021000018 GLA 111566 Chicago Bridge & Iron Company (Delaware), 5.15% Senior Note, Series C, due December 27, 2022, PPN 16725* AC4. & P&I breakdown

Notices

All notices and communications, including notices with respect to payments, settlements and documents to be addressed as first provided above.

Physical Delivery of Note

The Bank of New York

One Wall Street - 3rd Floor

Window A

New York, NY 10286

Attn: Lisa Pappa (315) 414-3728

Please reference:

Account Number 246376

Account Name: Midland National Life Insurance Co/ MAIN

Name of Nominee in which Notes are to be issued: Hare & Co.

Taxpayer I.D. Number for Midland National Life Insurance Company: 46-0164570

Taxpayer I.D. Number for Hare & Co: 13-6062916

NAME OF AND ADDRESS OF PURCHASER	SERIES OF NOTES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

WILTON REASSURANCE COMPANY c/o Guggenheim Partners Investment Management, LLC 227 W. Monroe Street, Suite 4900 Chicago, IL 60606 Attn: Maureen Moster Phone: (312) 873-1477 Facsimile: (312) 827-0157	C	$2,000,000

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Chicago Bridge & Iron Company (Delaware), 5.15% Senior Note, Series C, due December 27, 2022, PPN 16725* AC4, principal, premium or interest”) to:

Hare & Co The Bank of New York/Mellon

ABA 021000018

GLA 111566

Attention P&I Dept

REF: Wilton Reassurance/ WRUS

REF Account 001050975803

Notices

All notices and communications with respect to payments to be addressed:

C/O The Bank of New York

F/A/O: Wilton Reassurance/ Conseco US Custody Account

Account Number: GLA 111566

P.O. Box 19266

Newark, NJ 07195

Attn.: Principal & Interest Dept

With a copy of all notices and communications to be addressed as first provided above.

Physical Delivery of Note

The Bank of New York

One Wall Street – 3rd Floor/Window A

New York, NY 10286

For account: U.S. Bank N.A. #117612

Account Number: GLA 111566

FBO AC: 001050975803

Account Name: Wilton Reassurance/ Conseco US Custody Account

Name of Nominee in which Notes are to be issued: Hare & Co.

Taxpayer I.D. Number for Wilton Reassurance Company: 41-1760577

Taxpayer I.D. Number for Hare & Co: 13-6062916

NAME OF AND ADDRESS OF PURCHASER	SERIES OF NOTES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

WILTON REASSURANCE COMPANY c/o Guggenheim Partners Investment Management, LLC 227 W. Monroe Street, Suite 4900 Chicago, IL 60606 Attn: Maureen Moster Phone: (312) 873-1477 Facsimile: (312) 827-0157	C	$1,800,000

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Chicago Bridge & Iron Company (Delaware), 5.15% Senior Note, Series C, due December 27, 2022, PPN 16725* AC4, principal, premium or interest”) to:

Hare & Co - The Bank of New York/Mellon

ABA 021000018

GLA 111566

Attention P&I Dept

REF: Wilton Reassurance/ Raven

REF Account 001050975807

Notices

All notices and communications with respect to payments to be addressed:

C/O The Bank of New York

F/A/O: Wilton Reassurance/ Raven

REF Account 001050975807

P.O. Box 19266

Newark, NJ 07195

Attn.: Principal & Interest Dept

With a copy of all notices and communications to be addressed as first provided above.

Physical Delivery of Note

The Bank of New York

One Wall Street – 3rd Floor/Window A

New York, NY 10286

For account: U.S. Bank N.A. #117612

Account Number: GLA 111566

FBO AC: 001050975807

Account Name: Wilton Reassurance/Raven

Name of Nominee in which Notes are to be issued: Hare & Co.

Taxpayer I.D. Number for Wilton Reassurance Company: 41-1760577

Taxpayer I.D. Number for Hare & Co: 13-6062916

NAME OF AND ADDRESS OF PURCHASER	SERIES OF NOTES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

WILSHIRE INSTITUTIONAL MASTER FUND SPC-GUGGENHEIM ALPHA SEGREGATED PORT c/o Guggenheim Partners Investment Management, LLC 227 W. Monroe Street, Suite 4900 Chicago, IL 60606 Attn: Maureen Moster Phone: (312) 873-1477 Facsimile: (312) 827-0157	C	$1,500,000

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Chicago Bridge & Iron Company (Delaware), 5.15% Senior Note, Series C, due December 27, 2022, PPN 16725* AC4, principal, premium or interest”) to:

Federal Reserve Bank of Boston

ABA Number 011001234

Custody Account Number GPOF1000002

DDA # 108111

Fund Name: Wilshire Institutional Master Fund SPC

P&I Payment Instructions:

Federal Reserve Bank of Boston

ABA Number 011001234

Custody Account Number GPOF1000002

Ref: DDA# 125261

Notices

All notices and communications, including notices with respect to payments, settlements and documents to be addressed as first provided above.

Physical Delivery of Note

Mellon Securities Trust Co.

One Wall Street - 3rd Floor

Window C

Attn: Lisa Pappa (315) 414-3728

Fund Name: Wilshire Institutional Master Fund SPC

Name of Nominee in which Notes are to be issued: MAC & CO

Taxpayer I.D. Number for MAC & CO: 25-1536944

NAME OF AND ADDRESS OF PURCHASER	SERIES OF NOTES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

THE CALIFORNIA ENDOWMENT c/o Guggenheim Partners Investment Management, LLC 227 W. Monroe Street, Suite 4900 Chicago, IL 60606 Attn: Maureen Moster Phone: (312) 873-1477 Facsimile: (312) 827-0157	C	$1,500,000

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Chicago Bridge & Iron Company (Delaware), 5.15% Senior Note, Series C, due December 27, 2022, PPN 16725* AC4, principal, premium or interest”) to:

Federal Reserve Bank of Boston

ABA Number 011001234

Custody Account Number TCAF2040002

Fund Name: The California Endowment-TEC

P&I Payment Instructions:

Federal Reserve Bank of Boston

ABA Number 011001234

Custody Account Number TCAF2040002

Notices

All notices and communications, including notices with respect to payments, settlements and documents to be addressed as first provided above.

Physical Delivery of Note

The Bank of New York Mellon

One Wall Street - 3rd Floor

Window C

Attn: Lisa Pappa (315) 414-3728

Fund Name: The California Endowment

Name of Nominee in which Notes are to be issued: MAC & CO

Taxpayer I.D. Number for MAC & CO: 25-1536944

NAME OF AND ADDRESS OF PURCHASER	SERIES OF NOTES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

TEXAS LIFE INSURANCE COMPANY c/o Guggenheim Partners Investment Management, LLC 227 W. Monroe Street, Suite 4900 Chicago, IL 60606 Attn: Maureen Moster Phone: (312) 873-1477 Facsimile: (312) 827-0157	C	$1,500,000

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Chicago Bridge & Iron Company (Delaware), 5.15% Senior Note, Series C, due December 27, 2022, PPN 16725* AC4, principal, premium or interest”) to:

The Bank of New York

ABA Number 021000018

BNF: GLA 566

ATTN: PP P&I Department

REF: Texas Life Insurance Company

REF AC: 313020

REF2: CUSIP NUMBER

Notices

All notices and communications with respect to payments to be addressed:

C/O The Bank of New York

F/A/O: Texas Life Insurance Company

REF AC: 313020

P.O. Box 19266

Newark, NJ 07195

Attn.: Principal & Interest Dept

With a copy of all notices and communications to be addressed as first provided above.

Physical Delivery of Note

The Bank of New York

One Wall Street - 3rd Floor

Window A

New York, NY 10286

Attn: Chris Lecklert 315-414-3729

Account Number 313020

Account Name: Texas Life Insurance Company

Name of Nominee in which Notes are to be issued: Hare & Co.

Taxpayer I.D. Number for Texas Life Insurance Company: 74-0940890

Taxpayer I.D. Number for Hare & Co: 13-6062916

NAME OF AND ADDRESS OF PURCHASER	SERIES OF NOTES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

SECURITY INCOME FUND — MACRO OPPORTUNITIES SERIES c/o Guggenheim Partners Investment Management, LLC 227 W. Monroe Street, Suite 4900 Chicago, IL 60606 Attn: Maureen Moster Phone: (312) 873-1477 Facsimile: (312) 827-0157	C	$1,500,000

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Chicago Bridge & Iron Company (Delaware), 5.15% Senior Note, Series C, due December 27, 2022, PPN 16725* AC4, principal, premium or interest”) to:

Federal Reserve Bank of Kansas City

UMB Bank KC / Trust 1050

ABA # 101000695

Ref # 138166.1

Contact – Stacy Howard

Tel 816- 860-5984

Notices

All notices and communications, including notices with respect to payments, settlements and documents to be addressed as first provided above.

Physical Delivery of Note

DTC/NY WINDOW

2450, UMB BANK

Acct # 138166.1

55 Water Street

1st Floor

New York, NY 10041

Attn: Desiree Wright 212-855-2400

Name of Nominee in which Notes are to be issued: UMBTRU & CO

Taxpayer I.D. Number for Security Income Fund-Macro Opportunities Series: 45-3484801

Taxpayer I.D. Number for UMBTRU & CO: 43-6295832

NAME OF AND ADDRESS OF PURCHASER	SERIES OF NOTES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

WILTON REASSURANCE LIFE COMPANY OF NEW YORK c/o Guggenheim Partners Investment Management, LLC 227 W. Monroe Street, Suite 4900 Chicago, IL 60606 Attn: Maureen Moster Phone: (312) 873-1477 Facsimile: (312) 827-0157	C	$1,000,000

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Chicago Bridge & Iron Company (Delaware), 5.15% Senior Note, Series C, due December 27, 2022, PPN 16725* AC4, principal, premium or interest”) to:

The Bank of New York

ABA Number 021000018

Wilton Reassurance Life Co. of New York

Custody Account Number 0000224305

P&I Payment Instructions:

The Bank of New York

ABA Number 021000018

BNF:	IOC 566
ATTN:	P&I Department
REF:	Wilton Reassurance Life Co. of New York
REF	AC: 224305
REF2:	CUSIP NUMBER

Notices

All notices and communications, including notices with respect to payments, settlements and documents to be addressed as first provided above.

Physical Delivery of Note

The Bank of New York

One Wall Street - 3rd Floor

Window A

New York, NY 10286

Attn: Lisa Pappa (315) 414-3728

Account Number 224305

Account Name: Wilton Reassurance Life Co. of New York

Name of Nominee in which Notes are to be issued: Hare & Co.

Taxpayer I.D. Number for Wilton Reassurance Life Co. of New York: 94-1516991

Taxpayer I.D. Number for Hare & Co: 13-6062916

NAME OF AND ADDRESS OF PURCHASER	SERIES OF NOTES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

SECURITY INCOME FUND-TOTAL RETURN BOND SERIES c/o Guggenheim Partners Investment Management, LLC 227 W. Monroe Street, Suite 4900 Chicago, IL 60606 Attn: Maureen Moster Phone: (312) 873-1477 Facsimile: (312) 827-0157	C	$750,000

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Chicago Bridge & Iron Company (Delaware), 5.15% Senior Note, Series C, due December 27, 2022, PPN 16725* AC4, principal, premium or interest”) to:

Federal Reserve Bank of Kansas City

UMB Bank KC / Trust 1050

ABA # 101000695

Ref # 138165.1

Contact – Stacy Howard

Tel 816- 860-5984

Notices

All notices and communications, including notices with respect to payments, settlements and documents to be addressed as first provided above.

Physical Delivery of Note

DTC/NY WINDOW

2450, UMB BANK

Acct # 138165.1

55 Water Street

1st Floor

New York, NY 10041

Attn: Desiree Wright 212-855-2400

Name of Nominee in which Notes are to be issued: UMBTRU & CO

Taxpayer I.D. Number for Security Income Fund-GIB: 45-3484489

Taxpayer I.D. Number for UMBTRU & CO: 43-6295832

NAME OF AND ADDRESS OF PURCHASER	SERIES OF NOTES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

SBL FUND — SERIES E c/o Guggenheim Partners Investment Management, LLC 227 W. Monroe Street, Suite 4900 Chicago, IL 60606 Attn: Maureen Moster Phone: (312) 873-1477 Facsimile: (312) 827-0157	C	$750,000

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Chicago Bridge & Iron Company (Delaware), 5.15% Senior Note, Series C, due December 27, 2022, PPN 16725* AC4, principal, premium or interest”) to:

Federal Reserve Bank of Kansas City

UMB Bank KC / Trust 1050

ABA # 101000695

Ref # 115966.1

Contact – Stacy Howard

Tel 816- 860-5984

Notices

All notices and communications, including notices with respect to payments, settlements and documents to be addressed as first provided above.

Physical Delivery of Note

DTC/NY WINDOW

2450, UMB BANK

Acct # 115966.1

55 Water Street

1st Floor

New York, NY 10041

Attn: Desiree Wright 212-855-2400

Name of Nominee in which Notes are to be issued: UMBTRU & CO

Taxpayer I.D. Number for UMBTRU & CO: 43-6295832

NAME OF AND ADDRESS OF PURCHASER	SERIES OF NOTES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

SECURITY INCOME FUND — U.S. INTERMEDIATE BOND FUND c/o Guggenheim Partners Investment Management, LLC 227 W. Monroe Street, Suite 4900 Chicago, IL 60606 Attn: Maureen Moster Phone: (312) 873-1477 Facsimile: (312) 827-0157	C	$750,000

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Chicago Bridge & Iron Company (Delaware), 5.15% Senior Note, Series C, due December 27, 2022, PPN 16725* AC4, principal, premium or interest”) to:

Federal Reserve Bank of Kansas City

UMB Bank KC / Trust 1050

ABA # 101000695

Ref # 115957.1

Contact – Stacy Howard

Tel 816- 860-5984

Notices

All notices and communications, including notices with respect to payments, settlements and documents to be addressed as first provided above.

Physical Delivery of Note

DTC/NY WINDOW

2450, UMB BANK

Acct # 115957.1

55 Water Street

1st Floor

New York, NY 10041

Attn: Desiree Wright 212-855-2400

Name of Nominee in which Notes are to be issued: UMBTRU & CO

Taxpayer I.D. Number for UMBTRU & CO: 43-6295832

NAME OF AND ADDRESS OF PURCHASER	SERIES OF NOTES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

RETIREMENT SYSTEM OF THE TENNESSEE VALLEY AUTHORITY c/o Guggenheim Partners Investment Management, LLC 227 W. Monroe Street, Suite 4900 Chicago, IL 60606 Attn: Maureen Moster Phone: (312) 873-1477 Facsimile: (312) 827-0157	C	$750,000

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Chicago Bridge & Iron Company (Delaware), 5.15% Senior Note, Series C, due December 27, 2022, PPN 16725* AC4, principal, premium or interest”) to:

Federal Reserve Bank of Boston

ABA Number 011001234

Account Number: TVAF8549142

Ref: DDA # 048771

Fund Name: Retirement System of the Tennessee Valley Authority

P&I Payment Instructions:

Federal Reserve Bank of Boston

ABA Number 011001234

Custody Account Number TVAF8549142

Ref: DDA# 125261

Notices

All notices and communications, including notices with respect to payments, settlements and documents to be addressed as first provided above.

Physical Delivery of Note

Mellon Securities Trust Co.

One Wall Street - 3rd Floor

Window C

Account Number: TVAF8549142

Attn: Thomas Jura

Fund Name: Retirement System of the Tennessee Valley Authority

Name of Nominee in which Notes are to be issued: MAC & CO

Taxpayer I.D. Retirement System of the Tennessee Valley Authority: 62-6038328

Taxpayer I.D. Number for MAC & CO: 25-1536944

NAME OF AND ADDRESS OF PURCHASER	SERIES OF NOTES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

RYDEX SERIES FUNDS — LONG SHORT INTEREST RATE STRATEGY FUND c/o Guggenheim Partners Investment Management, LLC 227 W. Monroe Street, Suite 4900 Chicago, IL 60606 Attn: Maureen Moster Phone: (312) 873-1477 Facsimile: (312) 827-0157	C	$150,000

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Chicago Bridge & Iron Company (Delaware), 5.15% Senior Note, Series C, due December 27, 2022, PPN 16725* AC4, principal, premium or interest”) to:

Federal Reserve Bank of Kansas City

UMB Bank KC / Trust 1050

ABA # 101000695

Ref # 139360.1

Contact – Stacy Howard

Tel 816- 860-5984

Notices

All notices and communications, including notices with respect to payments, settlements and documents to be addressed as first provided above.

Physical Delivery of Note

DTC/NY WINDOW

2450, UMB BANK Acct # 139360.1

55 Water Street

1st Floor

New York, NY 10041

Attn: Desiree Wright 212-855-2400

Name of Nominee in which Notes are to be issued: UMBTRU & CO

Taxpayer I.D. Number for UMBTRU & CO: 43-6295832

NAME OF AND ADDRESS OF PURCHASER	SERIES OF NOTES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

UNITED SERVICES AUTOMOBILE ASSOCIATION 9800 Fredericksburg Road San Antonio, TX 78288	B	$10,000,000

Payments

All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

Northern Chgo/Trust

ABA#071000152

Credit Wire Account # 5186041000

26-11037/ USAA

With sufficient information to identify the source and application of such funds, including the issuer name, the PPN of the issue, interest rate, payment due date, maturity date, interest amount, principal and premium amount.

Notices

Address for notices relating to payments:

Ell & Co

c/o Northern Trust Company

PO Box 92395

Chicago, IL 60675-92395

Attn: Income Collections

Please include the cusip and shares/par for the dividend/interest payment

Address for all other communications:

Donna Baggerly

VP Insurance Portfolios

United Services Automobile Association

9800 Fredericksburg Road

San Antonio, TX 78288

(210) 498-5195

Physical Delivery of Notes

Northern Trust Company

Trade Securities Processing, C-1N

Account: 26-11037

801 South Canal Street

Chicago, IL 60607

Name of Nominee in which Notes are to be issued: ELL & CO.

Taxpayer I.D. Number: 74-0959140

NAME OF AND ADDRESS OF PURCHASER	SERIES OF NOTES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

CATASTROPHE REINSURANCE COMPANY 9800 Fredericksburg Road San Antonio, TX 78288	B	$6,000,000

Payments

All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

Northern Chgo/Trust

ABA#071000152

Credit Wire Account # 5186041000

26-35055/CRC

PPN 16725* AB6

With sufficient information to identify the source and application of such funds, including the issuer name, the PPN of the issue, interest rate, payment due date, maturity date, interest amount, principal and premium amount.

Notices

Address for notices relating to payments:

Ell & Co

c/o Northern Trust Company

PO Box 92395

Chicago, IL 60675-92395

Attn: Income Collections

Please include the cusip and shares/par for the dividend/interest payment

Address for all other communications:

Donna Baggerly

VP Insurance Portfolios

Catastrophe Reinsurance Company

9800 Fredericksburg Road

San Antonio, Texas 78288

(210) 498-5195

Physical Delivery of Notes

Northern Trust Company

Trade Securities Processing, C-1N

801 South Canal Street

Chicago, IL 60607

Reference: Account: 26-35055/CRC

Name of Nominee in which Notes are to be issued: ELL & CO.

Taxpayer I. D. Number: 20-4729999

NAME OF AND ADDRESS OF PURCHASER	SERIES OF NOTES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

USAA CASUALTY INSURANCE COMPANY 9800 Fredericksburg Road San Antonio, TX 78288	B	$5,000,000

Payments

All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

Northern Chgo/Trust

ABA#071000152

Credit Wire Account # 5186041000

26-11038/CIC

PPN 16725* AB6

With sufficient information to identify the source and application of such funds, including the issuer name, the PPN of the issue, interest rate, payment due date, maturity date, interest amount, principal and premium amount.

Notices

Address for notices relating to payments:

Ell & Co

c/o Northern Trust Company

PO Box 92395

Chicago, IL 60675-92395

Attn: Income Collections

Please include the cusip and shares/par for the dividend/interest payment

Address for all other communications:

Donna Baggerly

VP Insurance Portfolios

9800 Fredericksburg Road

San Antonio, Texas 78288

(210) 498-5195

Physical Delivery of Notes

Northern Trust Company

Trade Securities Processing, C-1N

801 South Canal Street

Reference: Account: 26-11038/CIC

Chicago, IL 60607

Name of Nominee in which Notes are to be issued: ELL & CO.

Taxpayer I. D. Number: 59-3019540

NAME OF AND ADDRESS OF PURCHASER	SERIES OF NOTES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

USAA GENERAL INDEMNITY COMPANY 9800 Fredericksburg Road San Antonio, TX 78288	B	$2,000,000

Payments

All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

Northern Chgo/Trust

ABA#071000152

Credit Wire Account # 5186041000

26-11039/GIC

With sufficient information to identify the source and application of such funds, including the issuer name, the PPN of the issue, interest rate, payment due date, maturity date, interest amount, principal and premium amount.

Notices

Address for notices relating to payments:

Ell & Co

c/o Northern Trust Company

PO Box 92395

Chicago, IL 60675-92395

Attn: Income Collections

Please include the cusip and shares/par for the dividend/interest payment

Address for all other communications:

Donna Baggerly

VP Insurance Portfolios

9800 Fredericksburg Road

San Antonio, TX 78288

(210) 498-5195

Physical Delivery of Notes

Northern Trust Company

Trade Securities Processing, C-1N

Account: 26-11039

801 South Canal Street

Chicago, IL 60607

Name of Nominee in which Notes are to be issued: ELL & CO.

Taxpayer I. D. Number: 74-1718283

NAME OF AND ADDRESS OF PURCHASER	SERIES OF NOTES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

GARRISON PROPERTY & CASUALTY INSURANCE COMPANY 9800 Fredericksburg Road San Antonio, TX 78288	B	$2,000,000

Payments

All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

Northern Chgo/Trust

ABA#071000152

Credit Wire Account # 5186041000

26-11041/GPC

With sufficient information to identify the source and application of such funds, including the issuer name, the PPN of the issue, interest rate, payment due date, maturity date, interest amount, principal and premium amount.

Notices

Address for notices relating to payments:

Ell & Co

c/o Northern Trust Company

PO Box 92395

Chicago, IL 60675-92395

Attn: Income Collections

Please include the cusip and shares/par for the dividend/interest payment

Address for all other communications:

Donna Baggerly

VP Insurance Portfolios

9800 Fredericksburg Road

San Antonio, TX 78288

(210) 498-5195

Physical Delivery of Notes

Northern Trust Company

Trade Securities Processing, C-1N

Account: 26-11041

801 South Canal Street

Chicago, IL 60607

Name of Nominee in which Notes are to be issued: ELL & CO.

Taxpayer I. D. Number: 43-1803614

NAME OF AND ADDRESS OF PURCHASER	SERIES OF NOTES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

USAA LIFE INSURANCE COMPANY 9800 Fredericksburg Road San Antonio, TX 78288	C D D	$12,000,000 $25,000,000 $20,000,000

Payments

All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

Northern Chgo/Trust

ABA#071000152

Credit Wire Account # 5186041000

26-11042/ Life Company

With sufficient information to identify the source and application of such funds, including the issuer name, the PPN of the issue, interest rate, payment due date, maturity date, interest amount, principal and premium amount.

Notices

Address for notices relating to payments:

Ell & Co

c/o Northern Trust Company

PO Box 92395

Chicago, IL 60675-92395

Attn: Income Collections

Please include the cusip and shares/par for the dividend/interest payment

Address for all other communications:

John Spear

VP Insurance Portfolios

9800 Fredericksburg Road

San Antonio, TX 78288

(210) 498-8661

Physical Delivery of Notes

Northern Trust Company

Trade Securities Processing, C-1N

Account: 26-11042

801 South Canal Street

Chicago, IL 60607

Name of Nominee in which Notes are to be issued: ELL & CO.

Taxpayer I. D. Number: 74-1472662

NAME OF AND ADDRESS OF PURCHASER	SERIES OF NOTES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

METROPOLITAN LIFE INSURANCE COMPANY 1095 Avenue of the Americas New York, New York 10036	A B	$7,500,000 $15,000,000

Payments

All scheduled payments of principal and interest by wire transfer of immediately available funds to:

Bank Name: ABA Routing #: Account No.: Account Name: Ref: Ref:	JPMorgan Chase Bank 021-000-021 002-2-410591 Metropolitan Life Insurance Company Chicago Bridge & Iron Co. 4.15% due 12/19/2017 Chicago Bridge & Iron Co. 4.57% due 12/19/2019

with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise.

For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

Notices

All notices and communications:

Metropolitan Life Insurance Company

Investments, Private Placements

P.O. Box 1902

10 Park Avenue

Morristown, New Jersey 07962-1902

Attention: Director

Facsimile (973) 355-4250

With a copy OTHER than with respect to deliveries of financial statements to:

Metropolitan Life Insurance Company

P.O. Box 1902

10 Park Avenue

Morristown, New Jersey 07962-1902

Attention: Chief Counsel-Securities Investments (PRIV)

Email: sec_invest_law@metlife.com

Physical Delivery of Notes

Metropolitan Life Insurance Company

Securities Investments, Law Department

P.O. Box 1902

10 Park Avenue

Morristown, New Jersey 07962-1902

Attention: Nicolette Lopez, Esq.

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 13-5581829

NAME OF AND ADDRESS OF PURCHASER	SERIES OF NOTES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

METLIFE INSURANCE COMPANY OF CONNECTICUT c/o Metropolitan Life Insurance Company 1095 Avenue of the Americas New York, New York 10036	A B	$9,500,000 $5,500,000

Payments

All scheduled payments of principal and interest by wire transfer of immediately available funds to:

Bank Name: ABA Routing #: Account No.: Account Name: Ref: Ref:	JPMorgan Chase Bank 021-000-021 910-2-587434 MetLife Insurance Company of Connecticut Chicago Bridge & Iron Co. 4.15% due 12/19/2017 Chicago Bridge & Iron Co. 4.57% due 12/19/2019

with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise.

For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

Notices

All notices and communications:

MetLife Insurance Company of Connecticut

c/o Metropolitan Life Insurance Company

Investments, Private Placements

P.O. Box 1902

10 Park Avenue

Morristown, New Jersey 07962-1902

Attention: Director

Facsimile (973) 355-4250

With a copy OTHER than with respect to deliveries of financial statements to:

MetLife Insurance Company of Connecticut

c/o Metropolitan Life Insurance Company

P.O. Box 1902

10 Park Avenue

Morristown, New Jersey 07962-1902

Attention: Chief Counsel-Securities Investments (PRIV)

Email: sec_invest_law@metlife.com

Physical Delivery of Notes

MetLife Insurance Company of Connecticut

c/o Metropolitan Life Insurance Company

Securities Investments, Law Department

P.O. Box 1902

10 Park Avenue

Morristown, New Jersey 07962-1902

Attention: Nicolette Lopez, Esq.

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 06-0566090

NAME OF AND ADDRESS OF PURCHASER	SERIES OF NOTES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

METLIFE ALICO LIFE INSURANCE K.K. 4-1-3, Taihei, Sumida-ku Tokyo, 130-0012 JAPAN	A	$14,500,000

Payments

All scheduled payments of principal and interest by wire transfer of immediately available funds to:

Bank Name:	Citibank New York 111 Wall Street, New York, New York 10005 (USA)
ABA Routing #: Acct No./DDA: Acct Name: Ref:	021000089 30872002 METLIFE ALICO PP NON-GGA Chicago Bridge & Iron Co. 4.15% due 12/19/2017

with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise. For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

Notices

All notices and communications:

Alico Asset Management Corp. (Japan)

Administration Department

ARCA East 7F, 3-2-1 Kinshi

Sumida-ku, Tokyo 130-0013 Japan

Attention: Administration Dept. Manager

Email: saura@metlife.co.jp

With a copy to:

MetLife Alico Life Insurance K.K. c/o Metropolitan Life Insurance Company

c/o Metropolitan Life Insurance Company

Investments, Private Placements

P.O. Box 1902

10 Park Avenue

Morristown, New Jersey 07962-1902

Attention: Director

Facsimile: (973) 355-4250

With another copy OTHER than with respect to deliveries of financial statements to:

Alico Life Insurance K.K. c/o Metropolitan Life Insurance Company

c/o Metropolitan Life Insurance Company

P.O. Box 1902

10 Park Avenue

Morristown, New Jersey 07962-1902

Attention: Chief Counsel-Securities Investments (PRIV)

Email: sec_invest_law@metlife.com

Physical Delivery of Notes

Alico Life Insurance K.K. c/o Metropolitan Life Insurance Company

c/o Metropolitan Life Insurance Company

Securities Investments, Law Department

P.O. Box 1902

10 Park Avenue

Morristown, New Jersey 07962-1902

Attention: Nicolette Lopez, Esq.

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Numbers: 98-1037269 (USA) and 00661996 (Japan)

NAME OF AND ADDRESS OF PURCHASER	SERIES OF NOTES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

METLIFE INVESTORS USA INSURANCE COMPANY c/o Metropolitan Life Insurance Company 1095 Avenue of the Americas New York, New York 10036	A	$9,500,000

Payments

All scheduled payments of principal and interest by wire transfer of immediately available funds to:

Bank Name: ABA Routing #: Account No.: Account Name: Ref:	JPMorgan Chase Bank 021-000-021 002-2-431530 MetLife Investors USA Insurance Company Chicago Bridge & Iron Co. 4.15% due 12/19/2017

with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise. For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

Notices

All notices and communications:

MetLife Investors USA Insurance Company

c/o Metropolitan Life Insurance Company

Investments, Private Placements

P.O. Box 1902

10 Park Avenue

Morristown, New Jersey 07962-1902

Attention: Director

Facsimile (973) 355-4250

With a copy OTHER than with respect to deliveries of financial statements to:

MetLife Investors USA Insurance Company

c/o Metropolitan Life Insurance Company

P.O. Box 1902

10 Park Avenue

Morristown, New Jersey 07962-1902

Attention: Chief Counsel-Securities Investments (PRIV)

Email: sec_invest_law@metlife.com

Physical Delivery of Notes

MetLife Investors USA Insurance Company

c/o Metropolitan Life Insurance Company

Securities Investments, Law Department

10 Park Avenue

Morristown, New Jersey 07962-1902

Attention: Nicolette Lopez, Esq.

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 54-0696644

NAME OF AND ADDRESS OF PURCHASER	SERIES OF NOTES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

GENERAL AMERICAN LIFE INSURANCE COMPANY c/o Metropolitan Life Insurance Company 1095 Avenue of the Americas New York, New York 10036	A B	$7,000,000 $1,500,000

Payments

All scheduled payments of principal and interest by wire transfer of immediately available funds to:

Bank Name: ABA Routing #: Account No.: Account Name: Ref: Ref:	JPMorgan Chase Bank 021-000-021 323-8-90946 General American Life Insurance Company Chicago Bridge & Iron Co. 4.15% due 12/19/2017 Chicago Bridge & Iron Co. 4.57% due 12/19/2019

with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise. For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

Notices

All notices and communications:

GENERAL AMERICAN LIFE INSURANCE COMPANY

c/o Metropolitan Life Insurance Company

Investments, Private Placements

P.O. Box 1902

10 Park Avenue

Morristown, New Jersey 07962-1902

Attention: Director

Facsimile (973) 355-4250

With a copy OTHER than with respect to deliveries of financial statements to:

GENERAL AMERICAN LIFE INSURANCE COMPANY

c/o Metropolitan Life Insurance Company

P.O. Box 1902

10 Park Avenue

Morristown, New Jersey 07962-1902

Attention: Chief Counsel-Securities Investments (PRIV)

Email: sec_invest_law@metlife.com

Physical Delivery of Notes

GENERAL AMERICAN LIFE INSURANCE COMPANY

c/o Metropolitan Life Insurance Company

Securities Investments, Law Department

P.O. Box 1902

10 Park Avenue

Morristown, New Jersey 07962-1902

Attention: Nicolette Lopez, Esq.

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 43-0285930

NAME OF AND ADDRESS OF PURCHASER	SERIES OF NOTES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

METLIFE INVESTORS INSURANCE COMPANY c/o Metropolitan Life Insurance Company 1095 Avenue of the Americas New York, New York 10036	B	$3,500,000

Payments

All scheduled payments of principal and interest by wire transfer of immediately available funds to:

Bank Name: ABA Routing #: Account No.: Account Name: Ref:	JPMorgan Chase Bank 021-000-021 323-8-90911 MetLife Investors Insurance Company Chicago Bridge & Iron Co. 4.57% due 12/19/2019

with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise. For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

Notices

All notices and communications:

MetLife Investors Insurance Company

c/o Metropolitan Life Insurance Company

Investments, Private Placements

P.O. Box 1902

10 Park Avenue

Morristown, New Jersey 07962-1902

Attention: Director

Facsimile (973) 355-4250

With a copy OTHER than with respect to deliveries of financial statements to:

MetLife Investors Insurance Company

c/o Metropolitan Life Insurance Company

P.O. Box 1902

10 Park Avenue

Morristown, New Jersey 07962-1902

Attention: Chief Counsel-Securities Investments (PRIV)

Email: sec_invest_law@metlife.com

Physical Delivery of Notes

MetLife Investors Insurance Company

c/o Metropolitan Life Insurance Company

Securities Investments, Law Department

10 Park Avenue

Morristown, New Jersey 07962-1902

Attention: Nicolette Lopez, Esq.

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 43-1236042

NAME OF AND ADDRESS OF PURCHASER	SERIES OF NOTES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

FIRST METLIFE INVESTORS INSURANCE COMPANY c/o Metropolitan Life Insurance Company 1095 Avenue of the Americas New York, New York 10036	B	$1,500,000

Payments

All scheduled payments of principal and interest by wire transfer of immediately available funds to:

Bank Name: ABA Routing #: Account No.: Account Name: Ref:	JPMorgan Chase Bank 021-000-021 323-8-90938 First MetLife Investors Insurance Company Chicago Bridge & Iron Co. 4.57% due 12/19/2019

with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise. For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

Notices

All notices and communications:

First MetLife Investors Insurance Company

c/o Metropolitan Life Insurance Company

Investments, Private Placements

P.O. Box 1902

10 Park Avenue

Morristown, New Jersey 07962-1902

Attention: Director

Facsimile (973) 355-4250

With a copy OTHER than with respect to deliveries of financial statements to:

First MetLife Investors Insurance Company

c/o Metropolitan Life Insurance Company

P.O. Box 1902

10 Park Avenue

Morristown, New Jersey 07962-1902

Attention: Chief Counsel-Securities Investments (PRIV)

Email: sec_invest_law@metlife.com

Physical Delivery of Notes

First MetLife Investors Insurance Company

c/o Metropolitan Life Insurance Company

Securities Investments, Law Department

10 Park Avenue

Morristown, New Jersey 07962-1902

Attention: Nicolette Lopez, Esq.

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 13-3690700

NAME OF AND ADDRESS OF PURCHASER	SERIES OF NOTES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY 720 East Wisconsin Avenue Milwaukee, Wisconsin 53202 Attention: Securities Department Email: privateinvest@northwesternmutual.com	A C	$30,000,000 $23,500,000

Payments

All payments on account of Notes held by such Purchaser shall be made by wire transfer of immediately available funds, providing sufficient information to identify the source of the transfer, the amount of the dividend and/or redemption (as applicable) and the identity of the security as to which payment is being made.

Please contact our Treasury & Investment Operations Department to securely obtain wire transfer instructions for The Northwestern Mutual Life Insurance Company.

E-mail: payments@northwesternmutual.com

Phone: (414) 665-1679

Notices

All notices with respect to confirmation of payments on account of the Notes shall be delivered or mailed to:

The Northwestern Mutual Life Insurance Company

720 East Wisconsin Avenue

Milwaukee, WI 53202

Attention: Investment Operations

E-mail: payments@northwesternmutual.com

Phone: (414) 665-1679

All other communications shall be delivered or mailed to:

The Northwestern Mutual Life Insurance Company

720 East Wisconsin Avenue

Milwaukee, WI 53202

Attention: Securities Department

E-mail: privateinvest@northwesternmutual.com

Physical Delivery of Notes

The Northwestern Mutual Life Insurance Company

720 East Wisconsin Avenue

Milwaukee, WI 53202

Attention: Ryan Heinemann

Taxpayer I.D. Number: 39-0509570

NAME OF AND ADDRESS OF PURCHASER	SERIES OF NOTES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

NORTHWESTERN LONG TERM CARE INSURANCE COMPANY 720 East Wisconsin Avenue Milwaukee, Wisconsin 53202 Attention: Securities Department Facsimile: (414) 665-7124	C	$2,500,000

Payments

All payments on account of Notes held by such Purchaser shall be made by wire transfer of immediately available funds, providing sufficient information to identify the source of the transfer, the amount of the dividend and/or redemption (as applicable) and the identity of the security as to which payment is being made.

Please contact our Treasury & Investment Operations Department to securely obtain wire transfer instructions for Northwestern Long Term Care Insurance Company.

E-mail: payments@northwesternmutual.com

Phone: (414) 665-1679

Notices

All notices with respect to confirmation of payments on account of the Notes shall be delivered or mailed to:

Northwestern Long Term Care Insurance Company

720 East Wisconsin Avenue

Milwaukee, WI 53202

Attention: Investment Operations

E-mail: payments@northwesternmutual.com

Phone: (414) 665-1679

All other communications shall be delivered or mailed to:

Northwestern Long Term Care Insurance Company

720 East Wisconsin Avenue

Milwaukee, WI 53202

Attention: Securities Department

E-mail: privateinvest@northwesternmutual.com

Physical Delivery of Notes

The Northwestern Mutual Life Insurance Company

720 East Wisconsin Avenue

Milwaukee, WI 53202

Attention: Ryan Heinemann

Taxpayer I.D. Number: 36-2258318

NAME OF AND ADDRESS OF PURCHASER	SERIES OF NOTES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

ING LIFE INSURANCE AND ANNUITY COMPANY c/o ING Investment Management LLC 5780 Powers Ferry Road NW, Suite 300 Atlanta, GA 30327-4347 Attn: Private Placements Fax: (770) 690-5342	A B	$9,100,000 $9,100,000

Payments

All payments on account of Notes held by such purchaser should be made by wire transfer of immediately available funds for credit to:

The Bank of New York Mellon

ABA#: 021000018

Account:	IOC 566/INST’L CUSTODY (for scheduled principal and interest payments)
or
IOC 565/INST’L CUSTODY (for all payments other than scheduled principal and interest)

For further credit to: ILIAC/Acct. 216101

Reference (Series A Notes): PPN 16725* AA8

Reference (Series B Notes): PPN 16725* AB6

Notices

Address for all notices relating to payments:

ING Investment Management LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, GA 30327-4347

Attn: Operations/Settlements

Fax: (770) 690-5316

Address for all other communications and notices to be addressed as first provided above.

Physical Delivery

The Bank of New York Mellon

One Wall Street

Window A—3rd Floor

New York, NY 10286

Reference: ILIAC/Acct. 216101

with a copy to:

ING Investment Management LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, GA 30327-4347

Attn: Lindy Freitag

Email: Lindy.Freitag@inginvestment.com

Each cover letter accompanying the above Notes should set forth the name of the issuer, a description of the Notes (including the interest rate, maturity date and private placement number), and the name of each purchaser and its account number at The Bank of New York Mellon.

Name of Nominee in which Notes are to be issued: None

Tax I.D. Number: 71-0294708

NAME OF AND ADDRESS OF PURCHASER	SERIES OF NOTES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

ING USA ANNUITY AND LIFE INSURANCE COMPANY c/o ING Investment Management LLC 5780 Powers Ferry Road NW, Suite 300 Atlanta, GA 30327-4347 Attn: Private Placements Fax: (770) 690-5342	A B	$7,600,000 $7,600,000

Payments

All payments on account of Notes held by such purchaser should be made by wire transfer of immediately available funds for credit to:

The Bank of New York Mellon

ABA#: 021000018

Account:	IOC 566/INST’L CUSTODY (for scheduled principal and interest payments)
or
IOC 565/INST’L CUSTODY (for all payments other than scheduled principal and interest)

For further credit to: ING USA/Acct. 136373

Reference (Series A Notes): PPN 16725* AA8

Reference (Series B Notes): PPN 16725* AB6

Notices

Address for all notices relating to payments:

ING Investment Management LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, GA 30327-4347

Attn: Operations/Settlements

Fax: (770) 690-5316

Address for all other communications and notices to be addressed as first provided above.

Physical Delivery

The Bank of New York Mellon

One Wall Street

Window A - 3rd Floor

New York, NY 10286

Reference: ING USA/Acct. 136373

with a copy to:

ING Investment Management LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, GA 30327-4347

Attn: Lindy Freitag

Email: Lindy.Freitag@inginvestment.com

Each cover letter accompanying the above Notes should set forth the name of the issuer, a description of the Notes (including the interest rate, maturity date and private placement number), and the name of each purchaser and its account number at The Bank of New York Mellon.

Name of Nominee in which Notes are to be issued: None

Tax I.D. Number: 41-0991508

NAME OF AND ADDRESS OF PURCHASER	SERIES OF NOTES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

RELIASTAR LIFE INSURANCE COMPANY c/o ING Investment Management LLC 5780 Powers Ferry Road NW, Suite 300 Atlanta, GA 30327-4347 Attn: Private Placements Fax: (770) 690-5342	A B	$5,100,000 $5,100,000

Payments

All payments on account of Notes held by such purchaser should be made by wire transfer of immediately available funds for credit to:

The Bank of New York Mellon

ABA#: 021000018

Account:	IOC 566/INST’L CUSTODY (for scheduled principal and interest payments)
or
IOC 565/INST’L CUSTODY (for all payments other than scheduled principal and interest)

For further credit to: RLIC/Acct. 187035

Reference (Series A Notes): PPN 16725* AA8

Reference (Series B Notes): PPN 16725* AB6

Notices

Address for all notices relating to payments:

ING Investment Management LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, GA 30327-4347

Attn: Operations/Settlements

Fax: (770) 690-5316

Address for all other communications and notices to be addressed as first provided above.

Physical Delivery

The Bank of New York Mellon

One Wall Street

Window A - 3rd Floor

New York, NY 10286

Reference: RLIC/Acct. 187035

with a copy to:

ING Investment Management LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, GA 30327-4347

Attn: Lindy Freitag

Email: Lindy.Freitag@inginvestment.com

Each cover letter accompanying the above Notes should set forth the name of the issuer, a description of the Notes (including the interest rate, maturity date and private placement number), and the name of each purchaser and its account number at The Bank of New York Mellon.

Name of Nominee in which Notes are to be issued: None

Tax I.D. Number: 41-0451140

NAME OF AND ADDRESS OF PURCHASER	SERIES OF NOTES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

ING USA ANNUITY AND LIFE INSURANCE COMPANY c/o ING Investment Management LLC 5780 Powers Ferry Road NW, Suite 300 Atlanta, GA 30327-4347 Attn: Private Placements Fax: (770) 690-5342	A B	$2,500,000 $2,500,000

Payments

All payments on account of Notes held by such purchaser should be made by wire transfer of immediately available funds for credit to:

The Bank of New York Mellon

ABA#: 021000018

Account:	IOC 566/INST’L CUSTODY (for scheduled principal and interest payments)
or
IOC 565/INST’L CUSTODY (for all payments other than scheduled principal and interest)

For further credit to: ING USA - SLDI/Acct. 179369

Reference (Series A Notes): PPN 16725* AA8

Reference (Series B Notes): PPN 16725* AB6

Notices

Address for all notices relating to payments:

ING Investment Management LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, GA 30327-4347

Attn: Operations/Settlements

Fax: (770) 690-5316

    With a copy to:

The Bank of New York

Insurance Trust Dept.

101 Barclay 8 West

New York, NY 10286

Attn.: Bailey Eng

Baileyeng@bankofny.com

Address for all other communications and notices to be addressed as first provided above.

Physical Delivery

The Bank of New York Mellon

One Wall Street

Window A - 3rd Floor

New York, NY 10286

Reference: ING USA - SLDI/Acct. 179369

with a copy to:

ING Investment Management LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, GA 30327-4347

Attn: Lindy Freitag

Email: Lindy.Freitag@inginvestment.com

Each cover letter accompanying the above Notes should set forth the name of the issuer, a description of the Notes (including the interest rate, maturity date and private placement number), and the name of each purchaser and its account number at The Bank of New York Mellon.

Name of Nominee in which Notes are to be issued: None

Tax I.D. Number: 41-0991508

NAME OF AND ADDRESS OF PURCHASER	SERIES OF NOTES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

ING USA ANNUITY AND LIFE INSURANCE COMPANY c/o ING Investment Management LLC 5780 Powers Ferry Road NW, Suite 300 Atlanta, GA 30327-4347 Attn: Private Placements Fax: (770) 690-5342	A B	$400,000 $400,000

Payments

All payments on account of Notes held by such purchaser should be made by wire transfer of immediately available funds for credit to:

The Bank of New York Mellon

ABA#: 021000018

Account:	IOC 566/INST’L CUSTODY (for scheduled principal and interest payments)
or
IOC 565/INST’L CUSTODY (for all payments other than scheduled principal and interest)

For further credit to: ING USA SA/Acct. 136374

Reference (Series A Notes): PPN 16725* AA8

Reference (Series B Notes): PPN 16725* AB6

Notices

Address for all notices relating to payments:

ING Investment Management LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, GA 30327-4347

Attn: Operations/Settlements

Fax: (770) 690-5316

Address for all other communications and notices to be addressed as first provided above.

Physical Delivery

The Bank of New York Mellon

One Wall Street

Window A - 3rd Floor

New York, NY 10286

Reference: ING USA SA/Acct. 136374

with a copy to:

ING Investment Management LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, GA 30327-4347

Attn: Lindy Freitag

Email: Lindy.Freitag@inginvestment.com

Each cover letter accompanying the above Notes should set forth the name of the issuer, a description of the Notes (including the interest rate, maturity date and private placement number), and the name of each purchaser and its account number at The Bank of New York Mellon.

Name of Nominee in which Notes are to be issued: None

Tax I.D. Number: 41-0991508

NAME OF AND ADDRESS OF PURCHASER	SERIES OF NOTES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

ING LIFE INSURANCE AND ANNUITY COMPANY c/o ING Investment Management LLC 5780 Powers Ferry Road NW, Suite 300 Atlanta, GA 30327-4347 Attn: Private Placements Fax: (770) 690-5342	A B	$300,000 $300,000

Payments

All payments on account of Notes held by such purchaser should be made by wire transfer of immediately available funds for credit to:

The Bank of New York Mellon

ABA#: 021000018

Account:	IOC 566/INST’L CUSTODY (for scheduled principal and interest payments)
or
IOC 565/INST’L CUSTODY (for all payments other than scheduled principal and interest)

For further credit to: ILIAC SA/Acct. 216106

Reference (Series A Notes): PPN 16725* AA8

Reference (Series B Notes): PPN 16725* AB6

Notices

Address for all notices relating to payments:

ING Investment Management LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, GA 30327-4347

Attn: Operations/Settlements

Fax: (770) 690-5316

Address for all other communications and notices to be addressed as first provided above.

Physical Delivery

The Bank of New York Mellon

One Wall Street

Window A - 3rd Floor

New York, NY 10286

Reference: ILIAC SA/Acct. 216106

with a copy to:

ING Investment Management LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, GA 30327-4347

Attn: Lindy Freitag

Email: Lindy.Freitag@inginvestment.com

Each cover letter accompanying the above Notes should set forth the name of the issuer, a description of the Notes (including the interest rate, maturity date and private placement number), and the name of each purchaser and its account number at The Bank of New York Mellon.

Name of Nominee in which Notes are to be issued: None

Tax I.D. Number: 71-0294708

NAME OF AND ADDRESS OF PURCHASER	SERIES OF NOTES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

FIDELITY & GUARANTY LIFE INSURANCE COMPANY Attention: Investments 1001 Fleet Street, 6th floor Baltimore, MD 21202 Email: PRIVATEPLACEMENTS@FGLIFE.COM	A B C	$15,000,000 $15,000,000 $15,000,000

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Chicago Bridge & Iron Company (Delaware) Senior Notes, Series A, due 2017, PPN 16725* AA8, principal, premium or interest”) to:

JPMorgan Chase, N.A.

ABA #021000021

Account Number: G80461

Account Name: FGLIC BMA PP FIA

Notices

All notices of payments on or in respect of the Notes and written confirmation of each such payment to be addressed to:

Fidelity & Guaranty Life Insurance Company

Attention: Treasury

1001 Fleet Street, 6th Floor

Baltimore, MD 21202

Tel: (410) 895-0100

Email: privateplacements@fglife.com

All notices and communications other than those in respect to payments to be addressed to:

Fidelity & Guaranty Life Insurance Company

Attention: Investments

1001 Fleet Street, 6th Floor

Baltimore, MD 21202

Tel: (410) 895-0100

with a copy sent electronically to: privateplacements@fglife.com and with a copy of any notices regarding Defaults or Events of Defaults under the operative documents to: Attention: General Counsel

Physical Delivery of Notes

JP Morgan Chase Bank, N.A.

4 Chase Metrotech Center

3rd Floor

Attention: Physical Receive Department

Brooklyn, NY 11245-0001

For account FGLIC BMA PP FIA, #G80461

Name of Nominee in which Notes are to be issued: none

Taxpayer I.D. Number: 52-6033321

NAME OF AND ADDRESS OF PURCHASER	SERIES OF NOTES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

c/o Delaware Investment Advisers

2005 Market Street, Mail Stop 41-104

Philadelphia, Pennsylvania 19103

Attention: Fixed Income Private Placements

Private Placement Fax: (215) 255-1654

	B B B C C	$7,000,000 $7,000,000 $6,000,000 $6,000,000 $5,000,000

Payments

All principal and interest payments on or in respect of the Notes shall be made in immediately available funds via Fed Wire to:

The Bank of New York Mellon

One Wall Street, New York, New York 10286

ABA #021000018

BNF Account #: IOC566

Attention: The Bank of New York Mellon Private Placement P & I Dept.

Further Credit: The Lincoln National Life Insurance Company

FFC Account #: (insert The Bank of New York Mellon acct # listed below)

REF: PPN # / SECURITY DESC / PAYT REASON

For Further Credit Account Numbers Listed Below:

NOTE AMOUNT	SERIES	LINCOLN ACCOUNT NAME	CUSTODY NUMBER
$7,000,000	B	The Lincoln National Life Insurance Company - Seg 65	215732
$7,000,000	B	The Lincoln National Life Insurance Company - Seg 76	215736
$6,000,000	B	The Lincoln National Life Insurance Company - Seg 46	215726
$6,000,000	C	The Lincoln National Life Insurance Company - Seg 66	215733
$5,000,000	C	The Lincoln National Life Insurance Company - Seg 76	215736

Notices

All notices of payments on or in respect of the Notes and written confirmation of each such payment to be addressed to:

Delaware Investment Advisers

2005 Market Street, Mail Stop 41-104

Philadelphia, Pennsylvania 19103

Attention: Fixed Income Private Placements

Private Placement Fax: (215) 255-1654

With notices of PAYMENT ONLY:

Lincoln Financial Group

1300 South Clinton Street, 5C-00

Fort Wayne, Indiana 46802

Attention: K. Estep — Investment Accounting

Investment Accounting Fax: (260) 455-2622

and

The Bank of New York Mellon

P. O. Box 19266

Newark, New Jersey 07195

Attention: Private Placement P&I Department

Reference: Acct Name/PPN #

All other notices and communications to be addressed as first provided above.

Physical Delivery

The Bank of New York Mellon

Attn: Free Receive Department

Contact Person: Anthony Saviano, Dept. Manager (Telephone 212-635-6764)

One Wall Street, 3rd Floor

New York, NY 10286

(in cover letter reference note amt, acct name, and bank acct #)

Please fax copy of cover letter to:

Karen Costa – The Bank of New York Mellon - Fax #: (315) 414-5017

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 35-0472300

NAME OF AND ADDRESS OF PURCHASER	SERIES OF NOTES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK c/o Delaware Investment Advisers 2005 Market Street, Mail Stop 41-104 Philadelphia, Pennsylvania 19103 Attention: Fixed Income Private Placements Private Placement Fax: (215) 255-1654	C	$9,000,000

Payments

All principal and interest payments on or in respect of the Notes shall be made in immediately available funds via Fed Wire to:

NORTHERN CHGO/Trust

801 South Canal St., Chicago, IL 60607

ABA #: 071000152

Credit Wire Account #: 5186041000

Attention: Northern Trust Income Dept.

For: Lincoln Life & Annuity Company of New York

For further credit to Custody Account #: 26-24503

REF: PPN # / SECURITY DESC / PAYT REASON

For Further Credit Account Numbers Listed Below:

NOTE AMOUNT	SERIES	LINCOLN ACCOUNT NAME	CUSTODY NUMBER
$9,000,000	C	Lincoln Life & Annuity Company of New York Seg 11	2624503

Notices

All notices of payments on or in respect of the Notes and written confirmation of each such payment to be addressed to:

Delaware Investment Advisers

2005 Market Street, Mail Stop 41-104

Philadelphia, Pennsylvania 19103

Attention: Fixed Income Private Placements

Private Placement Fax: (215) 255-1654

With notices of PAYMENT ONLY:

Lincoln Financial Group

1300 South Clinton Street

Fort Wayne, Indiana 46802

Attention: K. Estep — Investment Accounting

Investment Accounting Fax: (260) 455-2622

and

The Northern Trust Company

801 South Canal Street

Income Collections C-4S

Attention: Viola Nash / Oscell Owens

Chicago, IL 60607

Fax: 312-630-8179

REF Account: 26-24503 & Lincoln Life & Annuity Company of New York & PPN #

All other notices and communications to be addressed as first provided above.

Physical Delivery

The Northern Trust Company

Attn: Wanda Leshone Ross (Telephone 312-557-9507)

Trade Securities Processing, C1N

801 South Canal Street

Chicago, IL 60607

Ref: Acct #26-24503 & Lincoln Life & Annuity Company of New York

(in cover letter reference Note amount, acct name, and custody acct #)

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 22-0832760

NAME OF AND ADDRESS OF PURCHASER	SERIES OF NOTES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

NATIONWIDE LIFE INSURANCE COMPANY Nationwide Investments — Private Placements One Nationwide Plaza (1-05-801) Columbus, OH 43215-2220 Email: ooinwpp@nationwide.com	B C	$15,000,000 $5,000,000

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds to:

The Bank of New York Mellon

ABA #021-000-018

BNF: IOC566

F/A/O Nationwide Life Insurance Co. Acct #267829

Reference (Series B Notes): PPN 16725* AB6;

Chicago Bridge & Iron Co. 4.57% due 12/19/2019

Reference (Series C Notes): PPN 16725* AC4;

Chicago Bridge & Iron Co. 5.15% due 12/19/2022

Notices

All notices of payments on or in respect of the Notes and written confirmation of each such payment to be addressed to:

Nationwide Life Insurance Company

c/o The Bank of New York Mellon

P.O. Box 19266

Attn: P&I Department

Newark, NJ 07195

With a copy to:

Nationwide Life Insurance Company

Nationwide Investments—Investment Operations

One Nationwide Plaza (1-05-401)

Columbus, OH 43215-2220

All other notices and communications to be addressed as first provided above.

Physical Delivery

The Bank of New York Mellon

One Wall Street

3rd Floor—Window A

New York, NY 10286

F/A/O Nationwide Life Insurance Co. Acct #267829

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 31-4156830

NAME OF AND ADDRESS OF PURCHASER	SERIES OF NOTES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY Nationwide Investments — Private Placements One Nationwide Plaza (1-05-801) Columbus, OH 43215-2220 Email: ooinwpp@nationwide.com	B	$20,000,000

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds to:

The Bank of New York Mellon

ABA #021-000-018

BNF: IOC566

F/A/O Nationwide Life and Annuity Insurance Co. Acct #267961

Reference (Series B Notes): PPN 16725* AB6;

Chicago Bridge & Iron Co. 4.57% due 12/19/2019

Notices

All notices of payments on or in respect of the Notes and written confirmation of each such payment to be addressed to:

Nationwide Life and Annuity Insurance Company

c/o The Bank of New York Mellon

P.O. Box 19266

Attn: P&I Department

Newark, NJ 07195

With a copy to:

Nationwide Life and Annuity Insurance Company

Attn: Nationwide Investments—Investment Operations

One Nationwide Plaza (1-05-401)

Columbus, OH 43215-2220

All other notices and communications to be addressed as first provided above.

Physical Delivery

The Bank of New York Mellon

One Wall Street

3rd Floor—Window A

New York, NY 10286

F/A/O Nationwide Life and Annuity Insurance Co. Acct #267961

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 31-1000740

NAME OF AND ADDRESS OF PURCHASER	SERIES OF NOTES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY c/o Babson Capital Management LLC 1500 Main Street – Suite 2200 P.O. Box 15189 Springfield, MA 01115-5189 Attn: Securities Investment Division	A B C	$7,900,000 $8,600,000 $8,950,000

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds, (identifying each payment as “Chicago Bridge & Iron Company (Delaware), 4.15% Senior Notes Series A due December 19, 2017, PPN 16725* AA8”; “Chicago Bridge & Iron Company (Delaware), 4.57% Senior Notes Series B due December 19, 2019, PPN 16725* AB6”; or “Chicago Bridge & Iron Company (Delaware), 5.15% Senior Notes Series C due December 19, 2022, PPN 16725* AC4” interest and principal), to:

MassMutual Co-Owned Account

Citibank

New York, New York

ABA # 021000089

Acct # 30510685

RE: Description of security, cusip, principal and interest split

With telephone advice of payment to the Securities Custody and Collection Department of Babson Capital Management LLC at (413) 226-1754 or (413) 226-1803

Notices

All notices and communications to be addressed as first provided above, except notices with respect to payments to be addressed Suite 200, Attention: Securities Custody and Collection Department.

Electronic delivery of financials and other information: privateplacements@babsoncapital.com and jwheeler@babsoncapital.com

Physical Delivery

Trevor Sanford, Counsel

Babson Capital Management LLC

1500 Main Street, Suite 2800

Springfield, MA 01115-5189

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 04-1590850

NAME OF AND ADDRESS OF PURCHASER	SERIES OF NOTES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

C.M. LIFE INSURANCE COMPANY c/o Babson Capital Management LLC 1500 Main Street – Suite 2200 P.O. Box 15189 Springfield, MA 01115-5189 Attn: Securities Investment Division	A B C	$1,100,000 $1,400,000 $1,050,000

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds, (identifying each payment as “Chicago Bridge & Iron Company (Delaware), 4.15% Senior Notes Series A due December 19, 2017, PPN 16725* AA8”; “Chicago Bridge & Iron Company (Delaware), 4.57% Senior Notes Series B due December 19, 2019, PPN 16725* AB6”; or “Chicago Bridge & Iron Company (Delaware), 5.15% Senior Notes Series C due December 19, 2022, PPN 16725* AC4” interest and principal), to:

MassMutual Co-Owned Account

Citibank

New York, New York

ABA # 021000089

Acct # 30510685

RE: Description of security, cusip, principal and interest split

With telephone advice of payment to the Securities Custody and Collection Department of Babson Capital Management LLC at (413) 226-1754 or (413) 226-1803

Notices

All notices and communications to be addressed as first provided above, except notices with respect to payments to be addressed Suite 200, Attention: Securities Custody and Collection Department.

Electronic delivery of financials and other information: privateplacements@babsoncapital.com and jwheeler@babsoncapital.com

Physical Delivery

Trevor Sanford, Counsel

Babson Capital Management LLC

1500 Main Street, Suite 2800

Springfield, MA 01115-5189

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 06-1041383

NAME OF AND ADDRESS OF PURCHASER	SERIES OF NOTES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

UNITED OF OMAHA LIFE INSURANCE COMPANY Mutual of Omaha Plaza Omaha, Nebraska 68175-1011 Attention: 4-Investment Accounting Email: privateplacements@mutualofomaha.com	D	$20,000,000

Payments

All principal and interest payments on or in respect of the Notes shall be made by wire transfer of immediately available funds to:

JPMorgan Chase Bank

ABA #021000021

Private Income Processing

For credit to:

United of Omaha Life Insurance Company

Account # 900-9000200

a/c: G07097

PPN 16725* AD2

Interest Amount:

Principal Amount:

Notices

All notices of payments of principal and interest, on or in respect of the Notes and written confirmation of each such payment, corporate actions and reorganization notifications to:

JPMorgan Chase Bank

14201 Dallas Parkway, 13th Floor

Dallas, Texas 75254-2917

Attention: Income Processing

a/c: G07097

All other notices and communications (i.e., quarterly/annual reports, tax filings, modifications, waivers regarding the indenture) to be addressed as first provided above.

Physical Delivery

JPMorgan Chase Bank

4 Chase Metrotech Center, 3rd Floor

Brooklyn, NY 11245-0001

Attention: Physical Receive Department

Account # G07097

**It is imperative that the custody account be included on the delivery letter. Without this information, the security will be returned to the sender.

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 47-0322111

NAME OF AND ADDRESS OF PURCHASER	SERIES OF NOTES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

MUTUAL OF OMAHA INSURANCE COMPANY Mutual of Omaha Plaza Omaha, Nebraska 68175-1011 Attention: 4-Investment Accounting Email: privateplacements@mutualofomaha.com	D	$7,000,000

Payments

All principal and interest payments on or in respect of the Notes shall be made by wire transfer of immediately available funds to:

JPMorgan Chase Bank

ABA #021000021

Private Income Processing

For credit to:

Mutual of Omaha Insurance Company

Account # 900-9000200

a/c: G07096

PPN 16725* AD2

Interest Amount:

Principal Amount:

Notices

All notices of payments of principal and interest, on or in respect of the Notes and written confirmation of each such payment, corporate actions and reorganization notifications to:

JPMorgan Chase Bank

14201 Dallas Parkway, 13th Floor

Dallas, Texas 75254-2917

Attention: Income Processing

a/c: G07096

All other notices and communications (i.e., quarterly/annual reports, tax filings, modifications, waivers regarding the indenture) to be addressed as first provided above.

Physical Delivery

JPMorgan Chase Bank

4 Chase Metrotech Center, 3rd Floor

Brooklyn, NY 11245-0001

Attention: Physical Receive Department

Account # G07096

**It is imperative that the custody account be included on the delivery letter. Without this information, the security will be returned to the sender.

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 47-0246511

NAME OF AND ADDRESS OF PURCHASER	SERIES OF NOTES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

COMPANION LIFE INSURANCE COMPANY Mutual of Omaha Plaza Omaha, Nebraska 68175-1011 Attention: 4-Investment Accounting Email: privateplacements@mutualofomaha.com	D	$1,000,000

Payments

All principal and interest payments on or in respect of the Notes shall be made by wire transfer of immediately available funds to:

JPMorgan Chase Bank

ABA #021000021

Private Income Processing

For credit to:

Companion Life Insurance Company

Account # 900-9000200

a/c: G07903

PPN 16725* AD2

Interest Amount:

Principal Amount:

Notices

All notices of payments of principal and interest, on or in respect of the Notes and written confirmation of each such payment, corporate actions and reorganization notifications to:

JPMorgan Chase Bank

14201 Dallas Parkway, 13th Floor

Dallas, Texas 75254-2917

Attention: Income Processing

a/c: G07903

All other notices and communications (i.e., quarterly/annual reports, tax filings, modifications, waivers regarding the indenture) to be addressed as first provided above.

Physical Delivery

JPMorgan Chase Bank

4 Chase Metrotech Center, 3rd Floor

Brooklyn, NY 11245-0001

Attention: Physical Receive Department

Account # G07093

**It is imperative that the custody account be included on the delivery letter. Without this information, the security will be returned to the sender.

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 13-1595128

NAME OF AND ADDRESS OF PURCHASER	SERIES OF NOTES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

MODERN WOODMEN OF AMERICA 1701 First Avenue Rock Island, Illinois 61201 Attention: Investment Department Email: investments@modern-woodmen.org Fax: (309) 793-5574	C D	$10,000,000 $15,000,000

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds, (identifying each payment as “Chicago Bridge & Iron Company (Delaware), 5.15% Senior Notes Series C due December 19, 2022, PPN 16725* AC4” or “Chicago Bridge & Iron Company (Delaware), 5.30% Senior Notes Series D due December 19, 2022, PPN 16725* AD2” interest and principal), to:

The Northern Trust Company

50 South LaSalle Street

Chicago, Illinois 60675

ABA #071-000-152

Account Name: Modern Woodmen of America

Account Number 84352

Each such wire transfer shall set forth the name of the Company, the full title (including the applicable coupon rate and final maturity date) of the Notes, a reference to the PPN and the due date and application (as among principal, premium and interest) of the payment being made.

Notices

All notices and communications to be addressed as first provided above, except notices with respect to payments and written confirmation of each such payment, to be addressed:

Modern Woodmen of America

1701 First Avenue

Rock Island, Illinois 61201

Attention: Investment Accounting Department

Fax: (309) 793-5688

Physical Delivery of Notes

Send physical security by via overnight delivery service to the address first provided above except to the attention of Doug Pannier, (309) 793-5567.

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 36-1493430

NAME OF AND ADDRESS OF PURCHASER	SERIES OF NOTES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

AMERICAN EQUITY INVESTMENT LIFE INSURANCE COMPANY

6000 Westown Parkway

West Des Moines, IA 50266

Attention: Investment Department - Private Placements

888-221-1234

515-221-0329 (fax)

PrivatePlacements@american-equity.com

	B C	$8,000,000 $8,000,000

Payments

All payments on or in respect of the Notes shall be made in immediately available funds to:

State Street Bank & Trust Company

ABA # 011000028

Account # 00076026, Income Collection, BEV3

REFERENCE: Series B Notes-PPN 16725* AB6, Chicago Bridge & Iron Company (Delaware), 4.57% Senior Notes due December 19, 2019, Interest Amount, Principal and Premium Amount)

REFERENCE: Series C Notes-PPN 16725* AC4, Chicago Bridge & Iron Company (Delaware), 5.15% Senior Notes due December 19, 2022, Interest Amount, Principal and Premium Amount)

Notices

All notices and communications relating to payments should be addressed to:

American Equity Investment Life Insurance Co.

Attn: Asset Administration

6000 Westown Parkway

West Des Moines, IA 50266

515-221-0329 fax

Financial information, covenant compliance and all other non-payment notices and communications to be addressed as first provided above.

Physical Delivery of Notes

DTCC/New York Window

Plaza Level

55 Water Street

New York, NY 10041

Attn:	Robert Mendez

for the account of State Street, account # BEV3

Security Description: Series B Notes-PPN 16725* AB6, Chicago Bridge & Iron

Company (Delaware), 4.57% Senior Notes due December 19, 2019

Security Description: Series C Notes-PPN 16725* AC4, Chicago Bridge & Iron

Company (Delaware), 5.15% Senior Notes due December 19, 2022

Name in which notes are to be issued: CHIMEFISH & CO

Taxpayer I.D. Number: 65-1186810

NAME OF AND ADDRESS OF PURCHASER	SERIES OF NOTES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

CMFG LIFE INSURANCE COMPANY c/o Members Capital Advisors, Inc. Attn: Private Placements 5910 Mineral Point Road Madison, Wisconsin 53705-4456 E-mail: DS-PrivatePlacements@cunamutual.com	C D	$4,000,000 $4,000,000

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds, (identifying each payment as “Chicago Bridge & Iron Company (Delaware), 5.15% Senior Notes Series C due December 19, 2022, PPN 16725* AC4” or “Chicago Bridge & Iron Company (Delaware), 5.30% Senior Notes Series D due December 19, 2022, PPN 16725* AD2” interest and principal), to:

ABA: 011000028

Bank: State Street Bank

Account Name: CMFG Life Insurance Company

DDA# 1662-544-4

Reference Fund: ZT1E (Must be 4 digits of reference section/Can include Nominee name here)

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above.

Contacts:

Phil Hannifan Senior Analyst, Investments Phone: (608) 665-7573 Fax: (608) 236-6412 phillip.hannifan@cunamutual.com	Carrie Snell Servicing & Closing Specialist Phone: (608) 665-8639 Fax: (608) 236-8639 carrie.snell@cunamutual.com

John Petchler Managing Director, Investments Phone: (608) 665-8255 Fax: (608) 236-6224 john.petchler@cunamutual.com	John Britt, Legal Counsel Phone: (608) 665-8653 Cell: (860) 539-3394 Fax: (860) 693-6402 john.britt@cunamutual.com

Allen Cantrell Managing Director, Investments Phone: (608) 665-7243 Fax: (608) 236-8228 al.cantrell@cunamutual.com

Physical Delivery of Notes

State Street Bank

DTC/New York Window

55 Water Street

Plaza Level—3rd Floor

New York, NY 10041

Attention: Robert Mendez; Phone: (617) 985-1914

Please include in the cover letter a reference to CMFG Life Insurance Company

Name of Nominee in which Notes are to be issued: TURNKEYS + CO

Taxpayer I.D. Number for CMFG Life Insurance Company: 39-0230590

Taxpayer I.D. Number for TURNKEYS + CO: 03-0400481

NAME OF AND ADDRESS OF PURCHASER	SERIES OF NOTES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

CMFG LIFE INSURANCE COMPANY-MODCO c/o Members Capital Advisors, Inc. Attn: Private Placements 5910 Mineral Point Road Madison, Wisconsin 53705-4456 E-mail: DS-PrivatePlacements@cunamutual.com	C D	$1,000,000 $1,000,000

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds, (identifying each payment as “Chicago Bridge & Iron Company (Delaware), 5.15% Senior Notes Series C due December 19, 2022, PPN 16725* AC4” or “Chicago Bridge & Iron Company (Delaware), 5.30% Senior Notes Series D due December 19, 2022, PPN 16725* AD2” interest and principal), to:

ABA: 011000028

Bank: State Street Bank

Account Name: CMFG Life Insurance Company-MODCO

DDA# 0049-746-1

Reference Fund: ZT15 (Must be 4 digits of reference section/Can include Nominee name here)

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above.

Contacts:

Phil Hannifan Senior Analyst, Investments Phone: (608) 665-7573 Fax: (608) 236-6412 phillip.hannifan@cunamutual.com	Carrie Snell Servicing & Closing Specialist Phone: (608) 665-8639 Fax: (608) 236-8639 carrie.snell@cunamutual.com

John Petchler Managing Director, Investments Phone: (608) 665-8255 Fax: (608) 236-6224 john.petchler@cunamutual.com	John Britt, Legal Counsel Phone: (608) 665-8653 Cell: (860) 539-3394 Fax: (860) 693-6402 john.britt@cunamutual.com

Allen Cantrell Managing Director, Investments Phone: (608) 665-7243 Fax: (608) 236-8228 al.cantrell@cunamutual.com

Physical Delivery of Notes

State Street Bank

DTC/New York Window

55 Water Street

Plaza Level - 3rd Floor

New York, NY 10041

Attention: Robert Mendez; Phone: (617) 985-1914

Please include in the cover letter a reference to CMFG Life Insurance Company-MODCO

Name of Nominee in which Notes are to be issued: TURNKEYS + CO

Taxpayer I.D. Number for CMFG Life Insurance Company: 39-0230590

Taxpayer I.D. Number for TURNKEYS + CO: 03-0400481

NAME OF AND ADDRESS OF PURCHASER	SERIES OF NOTES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

CUMIS INSURANCE SOCIETY, INC. c/o Members Capital Advisors, Inc. Attn: Private Placements 5910 Mineral Point Road Madison, Wisconsin 53705-4456 E-mail: DS-PrivatePlacements@cunamutual.com	C D	$1,000,000 $1,000,000

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds, (identifying each payment as “Chicago Bridge & Iron Company (Delaware), 5.15% Senior Notes Series C due December 19, 2022, PPN 16725* AC4” or “Chicago Bridge & Iron Company (Delaware), 5.30% Senior Notes Series D due December 19, 2022, PPN 16725* AD2” interest and principal), to:

ABA: 011000028

Bank: State Street Bank

Account Name: CUMIS INSURANCE SOCIETY, INC.

DDA# 1658-736-2

Reference Fund: ZT1i (Must be 4 digits of reference section/Can include Nominee name here)

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above.

Contacts:

Phil Hannifan Senior Analyst, Investments Phone: (608) 665-7573 Fax: (608) 236-6412 phillip.hannifan@cunamutual.com	Carrie Snell Servicing & Closing Specialist Phone: (608) 665-8639 Fax: (608) 236-8639 carrie.snell@cunamutual.com

John Petchler Managing Director, Investments Phone: (608) 665-8255 Fax: (608) 236-6224 john.petchler@cunamutual.com	John Britt, Legal Counsel Phone: (608) 665-8653 Cell: (860) 539-3394 Fax: (860) 693-6402 john.britt@cunamutual.com

Allen Cantrell Managing Director, Investments Phone: (608) 665-7243 Fax: (608) 236-8228 al.cantrell@cunamutual.com

Physical Delivery of Notes

State Street Bank

DTC/New York Window

55 Water Street

Plaza Level - 3rd Floor

New York, NY 10041

Attention: Robert Mendez; Phone: (617) 985-1914

Please include in the cover letter a reference to CUMIS Insurance Society, Inc.

Name of Nominee in which Notes are to be issued: TURNJETTY + CO

Taxpayer I.D. Number for CUMIS Insurance Society, Inc.: 39-0972608

Taxpayer I.D. Number for TURNJETTY + CO: 02-0558136

NAME OF AND ADDRESS OF PURCHASER	SERIES OF NOTES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

LIFE INSURANCE COMPANY OF THE SOUTHWEST

c/o National Life Insurance Company

One National Life Drive

Montpelier, Vermont 05604

Attention: Private Placements

Fax Number: (802) 223-9332

E-mail: privateinvestments@sentinelinvestments.com

	A B	$7,000,000 $5,000,000

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds, (identifying each payment as “Chicago Bridge & Iron Company (Delaware), 4.15% Senior Notes Series A due December 19, 2017, PPN 16725* AA8”, or “Chicago Bridge & Iron Company (Delaware), 4.57% Senior Notes Series B due December 19, 2019, PPN 16725* AB6” interest and principal), to:

J.P. Morgan Chase

New York, New York 10010

ABA #021000021

Custody Account No. G06475

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above.

Physical Delivery of Notes

Chris P. Gudmastad

Sentinel Asset Management

One National Life Drive

Montpelier, VT 05604

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 75-0953004

NAME OF AND ADDRESS OF PURCHASER	SERIES OF NOTES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

SENIOR HEALTH INSURANCE COMPANY OF PENNSYLVANIA c/o Conning, Inc. One Financial Plaza, 13th Floor Hartford, Connecticut 06103-2627	C	$4,000,000

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds, (identifying each payment as “Chicago Bridge & Iron Company (Delaware), 5.15% Senior Notes Series C due December 19, 2022, PPN 16725* AC4” interest and principal), to:

Senior Health Insurance Company of Pennsylvania

Bank of New York Mellon

One Wall Street

New York, NY 10286

ABA #021000018

Beneficiary: GLA111566

Attn: PP P&I Dept.

Reference: Acct# 0050688400 – Sr. Health Insurance Co. of PA; CUSIP &

DESCRIPTION, And Breakdown (principal/income)

Notices

All notices and communication should be directed to:

Senior Health Insurance Company of Pennsylvania

c/o Conning, Inc.

One Financial Plaza, 14th Floor

Hartford, Connecticut 06103-2627

Attention: Samuel O. Otchere

Phone: (860) 299-2262

Facsimile: (860) 299-0262

Email: Samuel.Otchere@Conning.com

With a copy to be addressed as first provided above to the attention of:

Attention: Private Placement Unit

Phone: (860) 299-2173

Facsimile: (860) 299-2442

Email: Conning.Documents@Conning.com

All legal notices and documentation to be addressed as first provided above and directed to:

Vi R. Smalley, 13th Floor

Senior Health Insurance Company of Pennsylvania

c/o Conning, Inc.

One Financial Plaza, 13th Floor

Hartford, Connecticut 06103-2627

Phone: (860) 299-2054

Facsimile: (860) 299-0054

Email: Vi.Smalley@Conning.com

Physical Delivery Instructions:

Vi R. Smalley, 13th Floor

Senior Health Insurance Company of Pennsylvania

c/o Conning, Inc.

One Financial Plaza, 13th Floor

Hartford, Connecticut 06103-2627

Phone: (860) 299-2054

Facsimile: (860) 299-0054

Email: Vi.Smalley@Conning.com

Name of Nominee in which Notes are to be issued: HARE & CO.

Taxpayer I.D. Number: 23-0704970

NAME OF AND ADDRESS OF PURCHASER	SERIES OF NOTES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

PRIMERICA LIFE INSURANCE COMPANY c/o Conning, Inc. One Financial Plaza, 13th Floor Hartford, Connecticut 06103-2627	C	$2,500,000

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds, (identifying each payment as “Chicago Bridge & Iron Company (Delaware), 5.15% Senior Notes Series C due December 19, 2022, PPN 16725* AC4” interest and principal), to:

Primerica Life Insurance Company

Account No. 900 9000 127

Account Name: Trust Other Demand IT SSG Custody

FFC Acct Name: Primerica Life Insurance Company

FFC Acct# G07131

JPMorgan Chase Bank

One Chase Manhattan Plaza

New York, New York 10081

ABA No. 021000021

Reference: CUSIP & DESCRIPTION, And Breakdown (principal/income)

Notices

All notices and communication should be directed to:

Primerica Life Insurance Company

c/o Conning, Inc.

One Financial Plaza, 14th Floor

Hartford, Connecticut 06103-2627

Attention: Samuel O. Otchere

Phone: (860) 299-2262

Facsimile: (860) 299-0262

Email: Samuel.Otchere@Conning.com

With a copy to be addressed as first provided above to the attention of:

Attention: Private Placement Unit

Phone: (860) 299-2173

Facsimile: (860) 299-2442

Email: Conning.Documents@Conning.com

All legal notices and documentation to be addressed as first provided above and directed to:

Vi R. Smalley, 13th Floor

Primerica Life Insurance Company

c/o Conning, Inc.

One Financial Plaza, 13th Floor

Hartford, Connecticut 06103-2627

Phone: (860) 299-2054

Facsimile: (860) 299-0054

Email: Vi.Smalley@Conning.com

Physical Delivery Instructions:

Vi R. Smalley, 13th Floor

Primerica Life Insurance Company

c/o Conning, Inc.

One Financial Plaza, 13th Floor

Hartford, Connecticut 06103-2627

Phone: (860) 299-2054

Facsimile: (860) 299-0054

Email: Vi.Smalley@Conning.com

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 04-1590590

NAME OF AND ADDRESS OF PURCHASER	SERIES OF NOTES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

AMERICAN HEALTH AND LIFE INSURANCE COMPANY c/o Conning, Inc. One Financial Plaza, 13th Floor Hartford, Connecticut 06103-2627	C	$1,500,000

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds, (identifying each payment as “Chicago Bridge & Iron Company (Delaware), 5.15% Senior Notes Series C due December 19, 2022, PPN 16725* AC4” interest and principal), to:

American Health and Life Insurance Company

Account No. 900 9000 127

Account Name: Trust Other Demand IT SSG Custody

FFC Acct Name: American Health and Life Insurance Company

FFC Acct# G07155

JPMorgan Chase Bank

One Chase Manhattan Plaza

New York, New York 10081

ABA No. 021000021

Reference: CUSIP & DESCRIPTION, And Breakdown (principal/income)

Notices

All notices and communication should be directed to:

American Health and Life Insurance Company

c/o Conning, Inc.

One Financial Plaza, 14th Floor

Hartford, Connecticut 06103-2627

Attention: Samuel O. Otchere

Phone: (860) 299-2262

Facsimile: (860) 299-0262

Email: Samuel.Otchere@Conning.com

With a copy to be addressed as first provided above to the attention of:

Attention: Private Placement Unit

Phone: (860) 299-2173

Facsimile: (860) 299-2442

Email: Conning.Documents@Conning.com

All legal notices and documentation to be addressed as first provided above and directed to:

Vi R. Smalley, 13th Floor

American Health and Life Insurance Company

c/o Conning, Inc.

One Financial Plaza, 13th Floor

Hartford, Connecticut 06103-2627

Phone: (860) 299-2054

Facsimile: (860) 299-0054

Email: Vi.Smalley@Conning.com

Physical Delivery Instructions:

Vi R. Smalley, 13th Floor

American Health and Life Insurance Company

c/o Conning, Inc.

One Financial Plaza, 13th Floor

Hartford, Connecticut 06103-2627

Phone: (860) 299-2054

Facsimile: (860) 299-0054

Email: Vi.Smalley@Conning.com

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 52-0696632

NAME OF AND ADDRESS OF PURCHASER	SERIES OF NOTES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

NATIONAL BENEFIT LIFE INSURANCE COMPANY c/o Conning, Inc. One Financial Plaza, 13th Floor Hartford, Connecticut 06103-2627	C	$1,000,000

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds, (identifying each payment as “Chicago Bridge & Iron Company (Delaware), 5.15% Senior Notes Series C due December 19, 2022, PPN 16725* AC4” interest and principal), to:

National Benefit Life Insurance Company

Account No. 900 9000 127

Account Name: Trust Other Demand IT SSG Custody

FFC Acct Name: National Benefit Life Insurance Company

FFC Acct# G07127

JPMorgan Chase Bank

One Chase Manhattan Plaza

New York, New York 10081

ABA No. 021000021

Reference: CUSIP & DESCRIPTION, And Breakdown (principal/income)

Notices

All notices and communication should be directed to:

National Benefit Life Insurance Company

C\O Conning, Inc.

One Financial Plaza 14th Floor

Hartford, CT 06103-2627

Attention: Samuel O. Otchere

Phone: 860-299-2262

Facsimile: 860-299-0262

Email: Samuel.Otchere@Conning.com

With a copy to be addressed as first provided above to the attention of:

Attention: Private Placement Unit

Phone: (860) 299-2173

Facsimile: (860) 299-2442

Email: Conning.Documents@Conning.com

All legal notices and documentation to be addressed as first provided above and directed to:

Vi R. Smalley, 13th Floor

National Benefit Life Insurance Company

c/o Conning, Inc.

One Financial Plaza, 13th Floor

Hartford, Connecticut 06103-2627

Phone: (860) 299-2054

Facsimile: (860) 299-0054

Email: Vi.Smalley@Conning.com

Physical Delivery Instructions:

Vi R. Smalley, 13th Floor

American Health and Life Insurance Company

c/o Conning, Inc.

One Financial Plaza, 13th Floor

Hartford, Connecticut 06103-2627

Phone: (860) 299-2054

Facsimile: (860) 299-0054

Email: Vi.Smalley@Conning.com

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 23-1618791

NAME OF AND ADDRESS OF PURCHASER	SERIES OF NOTES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

TRITON INSURANCE COMPANY c/o Conning, Inc. One Financial Plaza, 13th Floor Hartford, Connecticut 06103-2627	C	$1,000,000

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds, (identifying each payment as “Chicago Bridge & Iron Company (Delaware), 5.15% Senior Notes Series C due December 19, 2022, PPN 16725* AC4” interest and principal), to:

Triton Insurance Company

Account No. 900 9000 127

Account Name: Trust Other Demand IT SSG Custody

FFC Acct Name: Triton Insurance Comapny

FFC Acct# G07117

JPMorgan Chase Bank

One Chase Manhattan Plaza

New York, New York 10081

ABA No. 021000021

Reference: CUSIP & DESCRIPTION, And Breakdown (principal/income)

Notices

All notices and communication should be directed to:

Triton Insurance Company

c/o Conning, Inc.

One Financial Plaza, 14th Floor

Hartford, Connecticut 06103-2627

Attention: Samuel O. Otchere

Phone: (860) 299-2262

Facsimile: (860) 299-0262

Email: Samuel.Otchere@Conning.com

With a copy to be addressed as first provided above to the attention of:

Attention: Private Placement Unit

Phone: (860) 299-2173

Facsimile: (860) 299-2442

Email: Conning.Documents@Conning.com

All legal notices and documentation to be addressed as first provided above and directed to:

Vi R. Smalley, 13th Floor

Triton Insurance Company

c/o Conning, Inc.

One Financial Plaza, 13th Floor

Hartford, Connecticut 06103-2627

Phone: (860) 299-2054

Facsimile: (860) 299-0054

Email: Vi.Smalley@Conning.com

Physical Delivery Instructions:

Vi R. Smalley, 13th Floor

Triton Insurance Company

c/o Conning, Inc.

One Financial Plaza, 13th Floor

Hartford, Connecticut 06103-2627

Phone: (860) 299-2054

Facsimile: (860) 299-0054

Email: Vi.Smalley@Conning.com

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 59-2174734

NAME OF AND ADDRESS OF PURCHASER	SERIES OF NOTES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

PHOENIX LIFE INSURANCE COMPANY c/o Phoenix Life Insurance Company One American Row Private Placement Department H-2W Hartford, CT 06102	A	$4,000,000

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Chicago Bridge & Iron Company (Delaware), 4.15% Senior Notes Series A due December 19, 2017, PPN 16725* AA8”, principal, premium or interest”) to:

JP Morgan Chase

New York, NY

ABA 021 000 021

Account Name: Income Processing

Account Number: 900 9000 200

Reference: Phoenix Life Insurance, G05123, Chicago Bridge & Iron

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above.

All legal notices should be addressed to:

Phoenix Life Insurance Company

One American Row

Hartford, CT 06102

Attention: Brad Buck

Physical Delivery

Phoenix Life Insurance Company

One American Row

Hartford, CT 06102

Attention: Brad Buck

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 06-0493340

NAME OF AND ADDRESS OF PURCHASER	SERIES OF NOTES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

PHL VARIABLE INSURANCE COMPANY c/o Phoenix Life Insurance Company One American Row Private Placement Department H-2W Hartford, CT 06102	A	$4,000,000

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Chicago Bridge & Iron Company (Delaware), 4.15% Senior Notes Series A due December 19, 2017, PPN 16725* AA8”, principal, premium or interest”) to:

JP Morgan Chase

New York, NY

ABA 021 000 021

Account Name: Income Processing

Account Number: 900 9000 200

Reference: Phoenix Variable, G11923, Chicago Bridge & Iron

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above.

All legal notices should be addressed to:

Phoenix Life Insurance Company

One American Row

Hartford, CT 06102

Attention: Brad Buck

Physical Delivery

Phoenix Life Insurance Company

One American Row

Hartford, CT 06102

Attention: Brad Buck

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 06-1045829

NAME OF AND ADDRESS OF PURCHASER	SERIES OF NOTES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

PHOENIX LIFE INSURANCE COMPANY c/o Phoenix Life Insurance Company One American Row Private Placement Department H-2W Hartford, CT 06102	A	$1,000,000

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Chicago Bridge & Iron Company (Delaware), 4.15% Senior Notes Series A due December 19, 2017, PPN 16725* AA8”, principal, premium or interest”) to:

JP Morgan Chase

New York, NY

ABA 021 000 021

Account Name: Income Processing

Account Number: 900 9000 200

Reference: Phoenix Life Insurance, G05689, Chicago Bridge & Iron

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above.

All legal notices should be addressed to:

Phoenix Life Insurance Company

One American Row

Hartford, CT 06102

Attention: Brad Buck

Physical Delivery

Phoenix Life Insurance Company

One American Row

Hartford, CT 06102

Attention: Brad Buck

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 06-0493340

NAME OF AND ADDRESS OF PURCHASER	SERIES OF NOTES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

PHL VARIABLE INSURANCE COMPANY c/o Phoenix Life Insurance Company One American Row Private Placement Department H-2W Hartford, CT 06102	A	$1,000,000

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Chicago Bridge & Iron Company (Delaware), 4.15% Senior Notes Series A due December 19, 2017, PPN 16725* AA8”, principal, premium or interest”) to:

JP Morgan Chase

New York, NY

ABA 021 000 021

Account Name: Income Processing

Account Number: 900 9000 200

Reference: Phoenix Variable, G09389, Chicago Bridge & Iron

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above.

All legal notices should be addressed to:

Phoenix Life Insurance Company

One American Row

Hartford, CT 06102

Attention: Brad Buck

Physical Delivery

Phoenix Life Insurance Company

One American Row

Hartford, CT 06102

Attention: Brad Buck

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 06-1045829

NAME OF AND ADDRESS OF PURCHASER	SERIES OF NOTES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

FARM BUREAU LIFE INSURANCE COMPANY c/o FBL Financial Group, Inc. Attention: Securities Department-Private Placements 5400 University Avenue West Des Moines, IA 50266 Email: privateplacements@FBLFinancial.com	D	$8,000,000

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds, (identifying each payment as “Chicago Bridge & Iron Company (Delaware), 5.30% Senior Notes Series D due December 19, 2022, PPN 16725* AD2” interest and principal), to:

JP Morgan Chase Bank

ABA No.: 021-000-021

A/C #9009002859

Account No. G10557 (Please do not put a space between G and Acct Number)

Reference: PPN, Name of Issuer & Description; Principal and Interest Payment

Contact: privateplacements@fblfinancial.com

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above

All other notices and communications to be addressed as first provided above.

Physical Delivery

JPMorgan Chase Bank, N.A.

4 Chase Metrotech Center, 3rd Floor

Brooklyn, New York 11245-0001

Attn: Physical Receive Department

Reference: G10557/Farm Bureau Life Insurance Co

Name of Nominee in which Notes are to be issued: Cudd & Co.

Taxpayer I.D. Number for CUDD & CO.: 13-6022143

NAME OF AND ADDRESS OF PURCHASER	SERIES OF NOTES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY 1401 Livingston Lane Jackson, MS 39213 Attn: Investment Department	A	$6,000,000

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Chicago Bridge & Iron Company (Delaware), 4.15% Senior Notes Series A due December 19, 2017, PPN 16725* AA8”, principal, premium or interest”) to:

State Street Bank and Trust Company

Boston, MA 02101

ABA #011000028

For further credit to: Southern Farm Bureau Life Insurance Company,

                                   DDA #59848127

                                   Account #EQ83

Notices

All notices of scheduled payments and written confirmations of such wire transfers should be sent to the address above. All other communications, including Waivers, Amendments, Consents and financial information should be sent to:

Investment Department

Southern Farm Bureau Life Insurance Company

P. O. Box 78

Jackson, MS 39205

Attn: Investment Department

or by overnight delivery to:

1401 Livingston Lane

Jackson, MS 39213

Contact Person: David Divine

Telephone (601) 981-5332 extension 1010

Facsimile (601)-981-3605

ddivine@sfbli.com

Shirley Anderson

Telephone (601) 981-5332 extension 1351

sanderson@sfbli.com

Physical Delivery of Notes

Shirley Anderson

Southern Farm Bureau Life Insurance Company

1401 Livingston Lane

Jackson, MS 39213

(601) 981-5332 extension 1351

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 64-0283583

NAME OF AND ADDRESS OF PURCHASER	SERIES OF NOTES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

ASSURITY LIFE INSURANCE COMPANY 2000 Q Street P.O. Box 82533 Lincoln, Nebraska 68501-2533	B	$3,000,000

Payments

All payments on or in respect of the Notes shall be made by wire transfer of immediately available funds to:

US Bank National Association

13th and M Streets

Lincoln, Nebraska 68508

ABA #104000029

Account of: Assurity Life Insurance Company

General Fund Account: 1-494-0092-9092

Each such wire transfer shall set forth the name of the issuer, the full title of the Notes (including the rate and final redemption to maturity date) and application of such funds among principal, premium and interest, if applicable.

Notices

All notices of payments and written confirmation of such wire transfers should be sent to:

Assurity Life Insurance Company

2000 Q Street

Lincoln, Nebraska 68503

Attention: Investment Division

Fax: (402) 458-2170

Phone: (402) 437-3682

All other communications should be addressed as first provided above.

Physical Delivery of Notes

Assurity Life Insurance Company

2000 Q Street

Lincoln, Nebraska 68503

Attention: Victor Weber, Senior Director—Investments

Phone: (402) 437-3682

FAX: (402) 458-2170

Email: vweber@assurity.com

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 38-1843471

NAME OF AND ADDRESS OF PURCHASER	SERIES OF NOTES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

PAN-AMERICAN LIFE INSURANCE COMPANY 601 Poydras Street Investment Department, 28th Floor New Orleans, LA 70130	C	$3,000,000

Payments

All payments on or in respect of the Notes shall be made by wire transfer of immediately available funds to:

JPMorgan Chase

201 St. Charles Avenue

New Orleans, LA 70170

Account #110029496

ABA #021000021

Account of: Pan-American Life Insurance Company

identifying the issue by Cusip number and description of security and providing complete details including breakdown of principal and interest. Bank Contact: Elsa Sydney 504-623-1352

Notices

All notices of payments and written confirmation of such wire transfers should be sent to:

Pan-American Life Insurance Company

Attn: David M. Hnatyshyn, CISA, FLMI

         Manager, Investment Administration

601 Poydras Street

Investment Department, 28th Floor

New Orleans, LA 70130

Direct Dial: 504-566-3497

Fax: 504-566-3459

Email: dhnatyshyn@panamericanlife.com

All other communications should be addressed as first provided above.

Physical Delivery of Notes

Send physical security by via overnight delivery service to the address first provided above except to the attention of Esmar Williamson.

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 72-0281240

DEFINED TERMS

As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:

“Acceptable Jurisdiction” means The Netherlands, the United States of America, Canada and any country that on April 30, 2004 was a member of the European Union, including any state or political subdivision of any thereof, (including, in the case of the United States of America, the District of Columbia); provided, however, in no event shall Portugal, Italy, Ireland, Greece and Spain be an “Acceptable Jurisdiction” hereunder.

“Account Control Agreement” means, with respect to any deposit account, securities account, commodity account, securities entitlement or commodity contract in which the Escrowed Closing Proceeds shall be deposited, an agreement, in form and substance reasonably satisfactory to the Purchasers, the financial institution or other Person at which such account is maintained or with which such entitlement or contract is carried and the Company maintaining such account or owning such entitlement or contract, effective to grant “control” (within the meaning of Articles 8 and 9 under the applicable UCC) over such account to Escrow Agent, as amended and in effect.

“Acquisition” means any transaction, or any series of related transactions, consummated on or after the date of this Agreement, by which the Parent Guarantor or any of its Subsidiaries (i) acquires any going business or all or substantially all of the assets of any Person, firm, corporation or division thereof, whether through purchase of assets, merger or otherwise or (ii) directly or indirectly acquires (in one transaction or as the most recent transaction in a series of transactions) at least a majority (in number of votes) of the securities of a corporation which have ordinary voting power for the election of directors (other than securities having such power only by reason of the happening of a contingency) or a majority (by percentage of voting power) of the outstanding Equity Interests of another Person.

“Adjusted Indebtedness” of a Person means, without duplication, such Person’s Indebtedness but excluding obligations with respect to (i) the undrawn portion of any Performance Letters of Credit, bank guarantees supporting obligations comparable to those supported by Performance Letters of Credit and all reimbursement agreements related thereto and (ii) liabilities of such Person or any of its Subsidiaries under any sale and leaseback transaction which do not create a liability on the consolidated balance sheet of such Person.

“Affiliate” means, at any time, and with respect to any Person, any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person, and, with respect to either Obligor, shall include any Person beneficially owning or holding, directly or indirectly, 10% or more of any class of voting or equity interests of such Obligor or any Subsidiary or any corporation of which such Obligor and its Subsidiaries beneficially own or hold, in the aggregate, directly or indirectly, 10% or more of any class of voting or equity interests. As used in this definition, “Control” means the possession, directly or indirectly, of the power to direct or cause the

SCHEDULE B

(to Note Purchase Agreement)

direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. Unless the context otherwise clearly requires, any reference to an “Affiliate” is a reference to an Affiliate of any Obligor.

“Alternative Minimum Net Worth Amount” shall mean the sum of (a) $674,755,000 plus (b) fifty percent (50%) of the sum of Consolidated Net Income (if positive) earned in each fiscal quarter, commencing with the fiscal quarter ending on September 30, 2010, plus (c) 75% of the amount, if any, by which stockholders’ equity of the Parent Guarantor is, in accordance with GAAP, adjusted from time to time as a result of the issuance of any Equity Interests after June 30, 2010.

“AML/Terrorist Law Listed Person” is defined in Section 5.16(a).

“AML/Terrorist Laws” is defined in Section 5.16(c).

“Anti-Money Laundering Laws” is defined in Section 5.16(c).

“Anti-Terrorism Order” means Executive Order No. 13,224 of September 24, 2001, Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit or Support Terrorism, 66 U.S. Fed. Reg. 49, 079 (2001), as amended.

“Blocked Person” is defined in Section 5.16(a).

“Bridge Facility” means bridge loans under a senior bridge facility with Bank of America, N.A. as administrative agent, the Company, as borrower and the Parent Guarantor and its Subsidiaries as guarantors, as amended and in effect.

“Business Day” means for the purposes of Section 8.6 only, any day other than a Saturday, a Sunday or a day on which commercial banks in New York City are required or authorized to be closed, and (b) for the purposes of any other provision of this Agreement, any day other than a Saturday, a Sunday or a day on which commercial banks in New York, New York or Houston, Texas are required or authorized to be closed.

“Capital Stock” means (i) in the case of a corporation, corporate stock, (ii) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock, (iii) in the case of a partnership, partnership interests (whether general or limited) and (iv) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.

“Capitalized Lease” of a Person means any lease of property by such Person as lessee which would be capitalized on a balance sheet of such Person prepared in accordance with GAAP.

“Capitalized Lease Obligations” of a Person means the amount of the obligations of such Person under Capitalized Leases which would be capitalized on a balance sheet of such Person prepared in accordance with GAAP.

“Change of Control” is defined in Section 8.7(g).

“CISADA” means the Comprehensive Iran Sanctions, Accountability, and Divestment Act of 2010, United States Public Law 111195, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

“Closing” is defined in Section 3.

“Code” means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder from time to time.

“Company” means Chicago Bridge & Iron Company (Delaware), a Delaware corporation or any successor that becomes such in the manner prescribed in Section 10.2.

“Confidential Information” is defined in Section 21.

“Consolidated Fixed Charges” means, for any period, the sum of (i) Consolidated Long-Term Lease Rentals for such period and (ii) consolidated Interest Expense of the Parent Guarantor and its Subsidiaries (including capitalized interest and the interest component of Capitalized Leases) for such period; provided, that for each period following the Transaction Closing Date until four full quarters following the Transaction Closing Date have passed, interest expense shall be calculated by multiplying the interest expense for the first such quarter by four, and for the period of two such quarters by two and for the period of three such quarters by 4/3.

“Consolidated Long-Term Lease Rentals” means, for any period, the sum of the minimum amount of rental and other obligations of the Parent Guarantor and its Subsidiaries required to be paid during such period under all leases of real or personal property (other than Capitalized Leases) having a term (including any required renewals or extensions or any renewals or extensions at the option of the lessor or lessee) of one year or more after the commencement of the initial term, determined on a consolidated basis in accordance with GAAP.

“Consolidated Net Income” means, for any period, the net income (or deficit) of the Parent Guarantor and its Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP, but excluding in any event (a) any extraordinary gain or loss (net of any tax effect) and (b) net earnings of any Person (other than a Subsidiary) in which the Parent Guarantor or any Subsidiary has an ownership interest unless such net earnings shall have actually been received by the Parent Guarantor or such Subsidiary in the form of cash distributions.

“Consolidated Net Income Available for Fixed Charges” means, for any period, Consolidated Net Income plus, to the extent deducted in determining such Consolidated Net

Income, (i) provisions for income taxes, (ii) Consolidated Fixed Charges, (iii) extraordinary, unusual or non-recurring charges otherwise deducted in arriving at Consolidated Net Income for such period arising from (A) the GenOn AQC Project, in an aggregate amount not to exceed $20.1 million, incurred prior to May 31, 2012 and (B) the Dominion project in an aggregate amount not to exceed $88 million, incurred prior to May 31, 2012, (iv) to the extent not already included in Consolidated Net Income, dividends and distributions actually received in cash during such period from Persons that are not Subsidiaries of the Parent Guarantor, (v) retention bonuses paid to officers, directors and employees of the Parent Guarantor and its Subsidiaries in connection with the Transaction not to exceed $25,000,000, (vi) any charges, fees and expenses incurred in connection with the Transaction, the transactions related thereto, and any related issuance of Indebtedness or equity, whether or not successful, (vii) charges, expenses and losses incurred in connection with restructuring and integration activities in connection with the Transaction, including in connection with closures of certain facilities and termination of leases, and (viii) expenses incurred in connection with the Shaw Acquisition and relating to termination and severance as to, or relocation of, officers, directors and employees not exceeding $110,000,000; provided that EBITDA shall exclude the EBITDA of the business sold pursuant to the E&C Sale (as defined in the Transaction Agreement) from and after the date that the E&C Sale is consummated, on a pro forma basis as if the E&C Sale had occurred on the first business day of the period; provided, further, that clauses (iii), (v), (vii) and (viii) of this definition shall be applicable only from and after the consummation of the Shaw Acquisition.

“Consolidated Net Worth” means, at a particular date, all amounts which would be included under shareholders’ or members’ equity on the consolidated balance sheet for the Parent Guarantor and its consolidated Subsidiaries plus any preferred stock of the Parent Guarantor to the extent that it has not been redeemed for indebtedness, as determined in accordance with GAAP.

“Consolidated Total Assets” means, as of any date of determination, the total amount of all assets of the Parent Guarantor and its Subsidiaries, determined on a consolidated basis in accordance with GAAP.

“Contingent Obligation,” as applied to any Person, means any Contractual Obligation, contingent or otherwise, of that Person with respect to any Indebtedness of another or other obligation or liability of another, including, without limitation, any such Indebtedness, obligation or liability of another directly or indirectly guaranteed, endorsed (otherwise than for collection or deposit in the ordinary course of business), co-made or discounted or sold with recourse by that Person, or in respect of which that Person is otherwise directly or indirectly liable, including Contractual Obligations (contingent or otherwise) arising through any agreement to purchase, repurchase, or otherwise acquire such Indebtedness, obligation or liability or any security therefor, or to provide funds for the payment or discharge thereof (whether in the form of loans, advances, stock purchases, capital contributions or otherwise), or to maintain solvency, assets, level of income, or other financial condition, or to make payment other than for value received. The amount of any Contingent Obligation shall be equal to the present value of the portion of the obligation so guaranteed or otherwise supported, in the case of known recurring obligations, and the maximum reasonably anticipated liability in respect of the portion of the obligation so guaranteed or otherwise supported assuming such Person is required to perform thereunder, in all other cases.

“Continuing Director” is defined in Section 8.7(g).

“Controlled Entity” means any of the Subsidiaries of any Obligor and any of their or any Obligor’s respective Controlled Affiliates. As used in this definition, “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Contractual Obligation,” as applied to any Person, means any provision of any equity or debt securities issued by that Person or any indenture, mortgage, deed of trust, security agreement, pledge agreement, guaranty, contract, undertaking, agreement or instrument, in any case in writing, to which that Person is a party or by which it or any of its properties is bound, or to which it or any of its properties is subject.

“Credit Agreement” means, individually and collectively (as the context may require), (i) any credit or facility agreement of an Obligor or any Subsidiary or other agreement of an Obligor or a Subsidiary, in each case, either (a) providing for a committed facility (providing for either revolving loans or term loans or a combination of both) of Indebtedness in an aggregate principal amount of $100,000,000 or greater or (b) pursuant to which, and at the relevant time of determination, an aggregate principal amount of $100,000,000 or greater or Indebtedness is outstanding, (ii) the Bridge Facility, (iii) the Term Facility, (iv) the Revolving Credit Facility, (v) the Existing Revolving Credit Agreement and (vi) the Existing Term Facility, in each case as amended, restated, joined, supplemented or otherwise modified from time to time, and any renewals, extensions or replacements thereof.

“Default” means an event or condition the occurrence or existence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.

“Default Rate” means, with respect to the Notes of any series, that rate of interest that is the greater of (i) 2.0% per annum above the rate of interest stated in clause (a) of the first paragraph of the Notes of such series or (ii) 2.0% over the rate of interest publicly announced by Bank of America, N.A. in New York, New York as its “base” or “prime” rate.

“Disqualified Stock” means any Capital Stock that, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or redeemable at the option of the holder thereof, in whole or in part, on or prior to the date that is ninety-one (91) days after maturity date of the Series D Notes.

“Dollars” or “U.S.$” means lawful money of the United States of America.

“Domestic Subsidiary” means a Subsidiary of the Parent Guarantor organized under the laws of a jurisdiction located in the United States of America and substantially all of the operations of which are conducted within the United States.

“EBIT” means, for any period, on a consolidated basis for the Parent Guarantor and its Subsidiaries, the sum of the amounts for such period, without duplication, calculated in each case in accordance with GAAP, of (i) Consolidated Net Income, plus (ii) Interest Expense to the extent deducted in computing Consolidated Net Income, plus (iii) charges against income for foreign, federal, state and local taxes to the extent deducted in computing Consolidated Net Income, plus (iv) any other non recurring non-cash charges (excluding any such non-cash charges to the extent any such non-cash charge becomes, or is expected to become, a cash charge in a later period) to the extent deducted in computing Consolidated Net Income, plus (v) extraordinary losses incurred other than in the ordinary course of business to the extent deducted in computing Consolidated Net Income, minus (vi) any non-recurring non-cash credits to the extent added in computing Consolidated Net Income, minus (vii) extraordinary gains realized other than in the ordinary course of business to the extent added in computing Consolidated Net Income.

“EBITDA” means, for any period, on a consolidated basis for the Parent Guarantor and its Subsidiaries, the sum of the amounts for such period, without duplication, calculated in each case in accordance with GAAP, of (i) EBIT plus (ii) depreciation expense to the extent deducted in computing Consolidated Net Income, plus (iii) amortization expense, including, without limitation, amortization of goodwill and other intangible assets to the extent deducted in computing Consolidated Net Income, plus (iv) non-cash compensation expenses for management or employees to the extent deducted in computing Consolidated Net Income, plus (v) extraordinary, unusual or non-recurring charges otherwise deducted in arriving at Consolidated Net Income for such period arising from (A) the GenOn AQC Project, in an aggregate amount not to exceed $20.1 million, incurred prior to May 31, 2012 and (B) the Dominion project in an aggregate amount not to exceed $88 million, incurred prior to May 31, 2012, plus (vi) to the extent not already included in Consolidated Net Income, dividends and distributions actually received in cash during such period from Persons that are not Subsidiaries of the Parent Guarantor plus (vii) retention bonuses paid to officers, directors and employees of the Parent Guarantor and its subsidiaries in connection with the Transaction not to exceed $25,000,000, plus (viii) any charges, fees and expenses incurred in connection with the Transaction, the transactions related thereto, and any related issuance of Indebtedness or equity, whether or not successful, plus (ix) charges, expenses and losses incurred in connection with restructuring and integration activities in connection with the Transaction, including in connection with closures of certain facilities and termination of leases, plus (x) expenses incurred in connection with the Shaw Acquisition and relating to termination and severance as to, or relocation of, officers, directors and employees not exceeding $110,000,000; provided that EBITDA shall exclude the EBITDA of the business sold pursuant to the E&C Sale (as defined in the Transaction Agreement) from and after the date that the E&C Sale is consummated, on a pro forma basis as if the E&C Sale had occurred on the first business day of the period; provided, further, that clauses (v), (vii), (ix) and (x) of this definition shall be applicable only from and after the consummation of the Shaw Acquisition.

“Electronic Delivery” is defined in Section 7.1(a).

“Employee Benefit Plan” means an employee benefit plan as defined in Section 3(3) of ERISA.

“Environmental Laws” means any and all federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including but not limited to those related to Hazardous Materials.

“Equity Interests” means Capital Stock and all warrants, options or other rights to acquire Capital Stock (but excluding any debt security that is convertible into, or exchangeable for, Capital Stock). Equity Interests will not include any Incentive Arrangements or obligations or payments thereunder.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

“ERISA Affiliate” means any trade or business (whether or not incorporated) that is treated as a single employer together with any Obligor under section 414 of the Code.

“Escrow Agent” means Computershare Trust Company, N.A. and its permitted successors, as escrow agent under the terms of the Escrow Agreement.

“Escrow Agreement” means the Escrow Agreement dated December 27, 2012 among the Escrow Agent, the Company and the Purchasers, as amended and in effect.

“Escrow Agreement Default Event” shall have occurred if the Required Holders have given the Company and the Escrow Agent written notice of the existence of a Default or Event of Default in accordance with Section 4(f) of the Escrow Agreement.

“Escrowed Closing Proceeds” means the $800,000,000 proceeds from the issue and sale of the Notes that shall be funded by the Purchasers on the date of Closing and held in escrow by the Escrow Agent pursuant to the terms of the Escrow Agreement.

“Event of Default” is defined in Section 11.

“Excluded Foreign Subsidiary” means any Foreign Subsidiary other than those listed as Foreign Subsidiaries on Schedule 5.4.

“Existing Revolving Credit Agreement” means that certain Third Amended and Restated Credit Agreement dated as of July 23, 2010 by and among the Company and certain of the Subsidiaries of the Parent Guarantor parties thereto, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent, as amended by Amendment No. 1 thereto dated as of

October 14, 2011 and Amendment No. 2 thereto dated as of December 21, 2012, and as may be further amended, restated, supplemented or otherwise modified from time to time.

“Existing Term Facility” means that certain $125,000,00 Letter of Credit and Term Loan Agreement dated as of November 6, 2006, by and among the Parent Guarantor, the Company and certain of the Subsidiaries of the Parent Guarantor parties thereto, the lenders party thereto and Bank of America, N.A., as administrative agent, as amended by First Amendment thereto dated November 9, 2007, Second Amendment thereto dated August 5, 2008 and Third Amendment thereto dated December 21, 2012, and as may be further amended, restated, supplemented or otherwise modified from time to time.

“Financial Letter of Credit” means any letter of credit issued or deemed issued under the Revolving Credit Agreement other than a Performance Letter of Credit.

“Financing Agreements” means, collectively, this Agreement, the Notes, the Escrow Agreement, the Account Control Agreement and any other agreement or instrument executed and delivered in connection with this Agreement.

“Fixed Charge Coverage Ratio” is defined in Section 10.9.

“Foreign Subsidiary” means a Subsidiary of the Parent Guarantor which is not a Domestic Subsidiary.

“Form 10-K” is defined in Section 7.1(b).

“Form 10-Q” is defined in Section 7.1(a).

“GAAP” means generally accepted accounting principles (including, if applicable, International Financial Reporting Standards) as in effect from time to time in the United States of America; provided, however, with respect to the calculation of financial ratios and other financial tests, “GAAP” means generally accepted accounting principles (including, if applicable, International Financial Reporting Standards) as in effect on the date of this Agreement, applied in a manner consistent with that used in preparing the financial statements of the Parent Guarantor referred to in Section 5.5.

“Governmental Authority” means

(a) the government of

(i) the United States of America or any State or other political subdivision thereof, or

(ii) any other jurisdiction in which any Obligor or any Subsidiary conducts all or any part of its business, or which asserts jurisdiction over any properties of any Obligor or any Subsidiary, or

(b) any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government.

“Guaranty” means, with respect to any Person, any obligation of such Person guaranteeing, or in effect guaranteeing, any Indebtedness in any manner, whether directly or indirectly, including such obligations incurred through an agreement, contingent or otherwise, by such Person:

(a) to purchase such Indebtedness or any property constituting security therefor;

(b) to advance or supply funds (i) for the purchase or payment of such Indebtedness, or (ii) to maintain any working capital or other balance sheet condition or any income statement condition of any other Person or otherwise to advance or make available funds for the purchase or payment of such indebtedness;

(c) to lease properties or to purchase properties or services primarily for the purpose of assuring the owner of such Indebtedness the ability of any other Person to make payment of the Indebtedness; or

(d) otherwise to assure the owner of such Indebtedness against loss in respect thereof.

In any computation of the Indebtedness of the obligor under any Guaranty, the Indebtedness that are the subject of such Guaranty shall be assumed to be direct obligations of such obligor.

“Hazardous Material” means any and all pollutants, toxic or hazardous wastes or other substances that are regulated under laws relating to the environment, health or safety, the removal of which may be required or the generation, manufacture, refining, production, processing, treatment, storage, handling, transportation, transfer, use, disposal, release, discharge, spillage, seepage or filtration of which is or shall be restricted, prohibited or penalized by any applicable law including, but not limited to, asbestos, urea formaldehyde foam insulation, polychlorinated biphenyls, petroleum, petroleum products, lead based paint, radon gas or similar restricted, prohibited or penalized substances.

“Hedging Arrangements” is defined in the definition of Hedging Obligations below.

“Hedging Obligations” of a Person means any and all obligations of such Person, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor), under (i) any and all agreements, devices or arrangements designed to protect at least one of the parties thereto from the fluctuations of interest rates, commodity prices, exchange rates or forward rates applicable to such party’s assets, liabilities or exchange transactions, including, but not limited to, dollar denominated or cross currency interest rate exchange agreements, forward currency exchange agreements, interest rate cap or collar protection agreements, forward rate currency or interest rate options, puts and warrants or any similar derivative transactions (“Hedging Arrangements”), and (ii) any and all cancellations, buy backs, reversals, terminations or assignments of any of the foregoing.

“holder” means, with respect to any Note the Person in whose name such Note is registered in the register maintained by the Company pursuant to Section 14.1.

“Incentive Arrangements” means any stock ownership, restricted stock, stock option, stock appreciation rights, “phantom” stock plans, employment agreements, non competition agreements, subscription and stockholders agreements and other incentive and bonus plans and similar arrangements made in connection with the retention of executives, officers or employees of the Parent Guarantor and its Subsidiaries.

“Incorporated Covenant” is defined in Section 9.11(a).

“Indebtedness” of a Person means, without duplication, such Person’s (a) obligations for borrowed money, (b) obligations representing the deferred purchase price of property or services (other than (i) accounts payable arising in the ordinary course of such Person’s business payable on terms customary in the trade, and (ii) earnouts or other similar forms of contingent purchase prices), (c) obligations, whether or not assumed, secured by Liens or payable out of the proceeds or production from property or assets now or hereafter owned or acquired by such Person, but excluding in any event the NEH Bonds, and the Lien on stock of NEH securing such bonds, (d) obligations which are evidenced by notes, acceptances or other instruments, (e) Capitalized Lease Obligations, (f) Contingent Obligations, (g) obligations with respect to any letters of credit, bank guarantees and similar instruments, including, without limitation, Financial Letters of Credit and Performance Letters of Credit, and all reimbursement agreements related thereto, (h) Off-Balance Sheet Liabilities and (j) Disqualified Stock.

“Initial Material Domestic Subsidiary Guarantor” means each of (i) CB&I Inc., a Texas corporation, (ii) CBI Services, Inc., a Delaware corporation, and (iii) Chicago Bridge & Iron Company, a Delaware corporation.

“Initial Material Subsidiary Guarantor” means, as of the date of Closing (without duplication), any Subsidiary, other than the Company, (i) the consolidated net revenues of which for the most recent fiscal year of the Parent Guarantor for which audited financial statements have been provided were greater than 5% of the Parent Guarantor’s consolidated net revenues for such year, (ii) the consolidated tangible assets of which as of the end of such fiscal year were greater than 5% of the Parent Guarantor’s consolidated tangible assets as of such date or (iii) that is designated as a “borrower” under a Credit Agreement, and which Subsidiaries, collectively, constitute at least 80% of the Consolidated Total Assets at of such date and at least 80% of the consolidated net revenues of the Parent Guarantor and its Subsidiaries for such year. As of the date of the Closing, the Initial Subsidiary Guarantors (A) that satisfy either the preceding clause (i) or (ii) are (1) CB&I Inc., a Texas corporation, (2) Horton CBI Ltd. a corporation federally incorporated under the laws of Canada, (3) CBI Eastern Anstalt, a legal entity organized under the laws of Liechtenstein, (4) CB&I UK Limited, a private limited company incorporated under the Companies Act of 1985 of the United Kingdom, (5) CBI Constructors Pty Ltd, a company incorporated under the laws of Australia, and (6) CBI Colombiana S.A., a company duly organized in the Republic of Colombia, and (B) that satisfy the preceding clause (iii) are (1) CB&I Inc., a Texas corporation, (2) CBI Services, Inc., a Delaware corporation, (3) Chicago Bridge & Iron Company, B.V., a private company with limited liability incorporated under the laws of The Netherlands, and (4) Chicago Bridge & Iron Company, a Delaware corporation, in each case without regard to the respective 80% tests referred to in the first sentence of this definition. For purposes of making the determinations required by this definition, revenues and assets of Foreign Subsidiaries shall be converted to Dollars at the rates used in preparing the consolidated balance sheet of the Parent Guarantor included in the applicable financial statements.

“Initial Subsidiary Guarantor” means, as of the date of Closing, each Subsidiary that is either an Initial Material Subsidiary Guarantor or a “Subsidiary Guarantor” under any Credit Agreement.

“Institutional Investor” means (a) any Purchaser of a Note, (b) any holder of a Note holding (together with one or more of its affiliates) more than 5% of the aggregate principal amount of the Notes then outstanding, (c) any bank, trust company, savings and loan association or other financial institution, any pension plan, any investment company, any insurance company, any broker or dealer, or any other similar financial institution or entity, regardless of legal form, and (d) any Related Fund of any holder of any Note.

“Interest Expense” means, for any period, the total gross interest expense of the Parent Guarantor and its consolidated Subsidiaries, whether paid or accrued, including, without duplication, the interest component of Capitalized Leases, commitment and letter of credit fees, the discount or implied interest component of Off Balance Sheet Liabilities, capitalized interest expense, pay-in-kind interest expense, amortization of debt documents and net payments (if any) pursuant to Hedging Arrangements relating to interest rate protection, all as determined in conformity with GAAP.

“Leverage Ratio” is defined in Section 10.7.

“Lien” means, with respect to any Person, any mortgage, lien, pledge, charge, security interest or other encumbrance, or any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale or other title retention agreement or Capitalized Lease having substantially the same economic effect as any of the foregoing, upon or with respect to any property or asset of such Person (including in the case of stock, stockholder agreements, voting trust agreements and all similar arrangements).

“Listed Person” is defined in Section 5.16(a).

“Make-Whole Amount” is defined in Section 8.6.

“Material” means material in relation to the business, operations, affairs, financial condition, assets or properties of the Obligors and their Subsidiaries taken as a whole.

“Material Subsidiary” means any Subsidiary, (i) the consolidated net revenues of which for the most recent fiscal year of the Parent Guarantor were greater than 5% of the Parent Guarantor’s consolidated net revenues for such year or (ii) the consolidated tangible assets of which as of the end of such fiscal year were greater than 5% of the Parent Guarantor’s consolidated tangible assets as of such date.

“Material Adverse Effect” means a material adverse effect on (a) the business, operations, affairs, financial condition, assets or properties of the Obligors and their Subsidiaries taken as a whole, or (b) the ability of the Company to perform its obligations under the Notes and the other Financing Agreements to which it is a party, (c) the ability of the Parent Guarantor to perform its obligations under the Financing Agreements to which it is a party, including the Parent Guarantee, (d) the ability of any ability of the Subsidiary Guarantors, as a whole, to perform their obligations under any Subsidiary Guarantee or (e) the validity or enforceability of the Financing Agreements (including the Parent Guarantee or the Notes) or any Subsidiary Guarantee of the Subsidiary Guarantors, as a whole.

“Memorandum” is defined in Section 5.3.

“Most Favorable Covenant” is defined in Section 9.11(a).

“Most Favored Lender Notice” is defined in Section 9.11(c).

“Multiemployer Plan” means any Plan that is a “multiemployer plan” (as such term is defined in section 4001(a)(3) of ERISA).

“NAIC” means the National Association of Insurance Commissioners or any successor thereto.

“NEH” means Nuclear Energy Holdings, L.L.C., a Delaware limited liability company and wholly owned subsidiary of the Parent Guarantor.

“NEH Bonds” means the 2.20% bonds and 2.398% bonds due March 15, 2013 issued by NEH.

“Non-U.S. Plan” means any plan, fund or other similar program that (a) is established or maintained outside the United States of America by any Obligor or any Subsidiary primarily for the benefit of employees of an Obligor or one or more Subsidiaries residing outside the United States of America, which plan, fund or other similar program provides, or results in, retirement income, a deferral of income in contemplation of retirement or payments to be made upon termination of employment, and (b) is not subject to ERISA or the Code.

“Notes” is defined in Section 1.

“Objecting Holder” means any holder that did not waive an Escrow Agreement Default Event or did not agree that such Escrow Agreement Default Event was cured, in either case,

within fifteen (15) Business Days of delivering written notice of the existence of a Default or Event of Default in accordance with Section 4(f) of the Escrow Agreement.

“Obligors” is defined in the Preamble.

“OFAC” means the Office of Foreign Assets Control, U.S. Department of Treasury.

“OFAC Listed Person” is defined in Section 5.16(a).

“OFAC Sanctions Program” means all laws, regulations, Executive Orders and any economic or trade sanction that OFAC is responsible for administering and enforcing, including, without limitation 31 CFR Subtitle B, Chapter V, as amended, along with any enabling legislation; the Bank Secrecy Act; Trading with the Enemy Act; and any similar laws, regulations or orders adopted by any State within the United States. A list of economic and trade sanctions administered by OFAC may be found at http://www.ustreas.gov/offices/enforcement/ofac/programs/.

“Off-Balance Sheet Liabilities” of a Person means (a) any repurchase obligation or liability of such Person or any of its Subsidiaries with respect to Receivables sold by such Person or any of its Subsidiaries, (b) any liability of such Person or any of its Subsidiaries under any sale and leaseback transactions which do not create a liability on the consolidated balance sheet of such Person, (c) any liability of such Person or any of its Subsidiaries under any financing lease or so-called “synthetic lease” or “tax ownership operating lease” transaction, or (d) any obligations of such Person or any of its Subsidiaries arising with respect to any other transaction which is the functional equivalent of or takes the place of borrowing but which does not constitute a liability on the consolidated balance sheets of such Person and its Subsidiaries.

“Officer’s Certificate” means a certificate of a Senior Financial Officer or of any other officer of an Obligor whose responsibilities extend to the subject matter of such certificate or an authorized representative or signor of an Obligor.

“Parent Guarantor” means Chicago Bridge & Iron Company N.V., a corporation organized under the laws of The Netherlands.

“PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in ERISA or any successor thereto.

“Performance Letter of Credit” means any letter of credit issued or deemed issued to secure ordinary course performance obligations of the Parent Guarantor or a Subsidiary in connection with active construction projects (including projects about to be commenced) or bids for prospective construction projects.

“Person” means an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization, business entity or Governmental Authority.

“Plan” means an Employee Benefit Plan subject to Title I of ERISA that is or, within the preceding five years, has been established or maintained, or to which contributions are or, within the preceding five years, have been made or required to be made, by an Obligor or any ERISA Affiliate or with respect to which an Obligor or any ERISA Affiliate may have any liability.

“Preferred Stock” means any class of capital stock of a Person that is preferred over any other class of capital stock (or similar equity interests) of such Person as to the payment of dividends or the payment of any amount upon liquidation or dissolution of such Person.

“Priority Debt” means (without duplication), as of the date of any determination thereof, the sum of (i) all unsecured Indebtedness of Subsidiaries, including all of their Guaranties of Indebtedness of any Obligor, but excluding (w) Indebtedness owing to any Obligor or any other Subsidiary, (x) Indebtedness outstanding at the time such Person became a Subsidiary, provided that such Indebtedness has not been incurred in contemplation of such person becoming a Subsidiary, (y) the Subsidiary Guarantees and all Guaranties of Indebtedness of any Obligor by any Subsidiary which has also guaranteed the Notes and (z) the undrawn portion of any Performance Letters of Credit and obligations with respect to all reimbursement agreements related thereto, and (ii) all Indebtedness of any Obligor and their Subsidiaries secured by Liens other than Indebtedness secured by Liens permitted by subparagraphs (a) through (m), inclusive, of Section 10.6.

“Prohibited Subsequent Actions” is defined in Section 10.5.

“property” or “properties” means, unless otherwise specifically limited, real or personal property of any kind, tangible or intangible, choate or inchoate.

“Proposed Prepayment Date” is defined in Section 8.7(b).

“PTE” is defined in Section 6.2(a).

“Purchaser” is defined in the first paragraph of this Agreement.

“Put Option Agreements” is defined in Section 10.3.

“Qualified Institutional Buyer” means any Person who is a “qualified institutional buyer” within the meaning of such term as set forth in Rule 144A(a)(1) under the Securities Act.

“Ratable Portion” means, with respect of any holder of any Note upon the sale, loss or other disposition pursuant to Section 10.3, an amount equal to the product of (x) the net proceeds being so applied to the prepayment of Senior Indebtedness in accordance with Section 10.3(2), multiplied by (y) a fraction the numerator of which is the outstanding principal amount of such Note and the denominator of which is the aggregate outstanding principal amount of Senior Indebtedness of the Company and its Subsidiaries being prepaid pursuant to Section 10.3(2).

“Receivable(s)” means and includes all of the Parent Guarantor’s and its consolidated Subsidiaries’ presently existing and hereafter arising or acquired accounts, accounts receivable,

and all present and future rights of the Parent Guarantor or its Subsidiaries, as applicable, to payment for goods sold or leased or for services rendered (except those evidenced by instruments or chattel paper), whether or not they have been earned by performance, and all rights in any merchandise or goods which any of the same may represent, and all rights, title, security and guaranties with respect to each of the foregoing, including, without limitation, any right of stoppage in transit.

“Related Fund” means, with respect to any holder of any Note, any fund or entity that (i) invests in Securities or bank loans, and (ii) is advised or managed by such holder, the same investment advisor as such holder or by an affiliate of such holder or such investment advisor.

“Release Date” is defined in Section 10.7.

“Required Holders” means, at any time, the holders of at least 51% in principal amount of the Notes at the time outstanding (exclusive of Notes then owned by the Obligors or any of their respective Affiliates).

“Requirements of Law” means, as to any Person, the charter and by-laws or other organizational or governing documents of such Person, and any law, rule or regulation, or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject including, without limitation, the Securities Act of 1933, the Securities Exchange Act of 1934, Regulations T, U and X, ERISA, the Fair Labor Standards Act, the Worker Adjustment and Retraining Notification Act, Americans with Disabilities Act of 1990, and any certificate of occupancy, zoning ordinance, building, environmental or land use requirement or permit or environmental, labor, employment, occupational safety or health law, rule or regulation, including Environmental, Health or Safety Requirements of Law.

“Responsible Officer” means any Senior Financial Officer and any other officer of the Company or the Parent Guarantor, as applicable, with responsibility for the administration of the relevant portion of this Agreement.

“Restricted Country” is defined in Section 5.16(a).

“Revolving Credit Facility” means the Revolving Credit Agreement dated as of December 21, 2012, among the Parent Guarantor, the Company, certain Subsidiaries of the Parent Guarantor, as Guarantors and as Subsidiary Borrowers, Bank of America, N.A., as Administrative Agent, and the other financial institutions party thereto, as amended, replaced or otherwise modified and in effect.

“SEC” means the Securities and Exchange Commission of the United States, or any successor thereto.

“Securities” or “Security” shall have the meaning specified in Section 2(1) of the Securities Act.

“Securities Act” means the Securities Act of 1933, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

“Senior Indebtedness” means, as of the date of any determination thereof, Indebtedness determined on a consolidated basis of an Obligor and its Subsidiaries, other than Subordinated Indebtedness.

“Senior Financial Officer” means the chief financial officer, principal accounting officer, treasurer or comptroller of the Company or the Parent Guarantor, as applicable.

“Separate Account” is defined in Section 6.2(a).

“series” means any series of Notes issued pursuant to this Agreement.

“Series A Notes” is defined in Section 1.

“Series B Notes” is defined in Section 1.

“Series C Notes” is defined in Section 1.

“Series D Notes” is defined in Section 1.

“Shaw Acquisition” means the acquisition of The Shaw Group Inc. by the Parent Guarantor (by means of a merger of a Subsidiary thereof with and into The Shaw Group Inc.) pursuant to the Transaction Agreement as in effect on the date hereof.

“Subordinated Indebtedness” means all unsecured Indebtedness of any Obligor and its Subsidiaries which shall contain or have applicable thereto subordination provisions providing for the subordination thereof to other Indebtedness of such Obligor and such Subsidiary (including, without limitation, the obligations of the Obligors under this Agreement or the Notes).

“Subsidiary” means, as to any Person, any corporation, association or other business entity in which such Person or one or more of its Subsidiaries or such first Person and one or more of its Subsidiaries owns sufficient equity or voting interests to enable it or them (as a group) ordinarily, in the absence of contingencies, to elect a majority of the directors (or Persons performing similar functions) of such entity, and any partnership, limited liability company or joint venture if more than 50% interest in the profits or capital thereof is owned by such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries (unless such partnership or joint venture can and does ordinarily take major business actions without the prior approval of such Person or one or more of its Subsidiaries). Unless the context otherwise clearly requires, any reference to a “Subsidiary” is a reference to a Subsidiary of the Parent Guarantor (excluding NEH).

“Subsidiary Borrower” is defined in Section 8.7(g).

“Subsidiary Guarantor” means any Subsidiary that executes and delivers a Subsidiary Guarantee on the date of Closing and, thereafter, in accordance with Section 9.8 hereof; provided that any Person constituting a Subsidiary Guarantor as defined in the preceding clause will cease to constitute a Subsidiary Guarantor when, in accordance with the terms hereof, it is released from its Subsidiary Guarantee.

“Subsidiary Guarantee” is defined in Section 2.3.

“SVO” means the Securities Valuation Office of the NAIC or any successor to such Office.

“Tax” means any tax (whether income, documentary, sales, stamp, registration, issue, capital, property, excise or otherwise), duty, assessment, levy, impost, fee, compulsory loan, charge or withholding imposed by any Governmental Authority or any taxing authority thereof.

“Taxing Jurisdiction” is defined in Section 13.

“Term Facility” means a senior term loan facility dated as of December 21, 2012, initially providing for term loans in an aggregate principal amount of up to $1.0 billion (as may be increased pursuant to the accordion feature) with Bank of America, N.A. as administrative agent, the Company, as borrower and the Parent Guarantor and certain of its Subsidiaries as guarantors, and other financial institutions party thereto as amended and in effect.

“Termination Event” is defined in Section 8.8(a).

“Termination Event Prepayment Date” is defined in Section 8.8(b).

“Termination Event Prepayment Notice” is defined in Section 8.8(b).

“Termination Event Purchase Date” is defined in Section 8.8(c).

“Termination Event Purchase Request” is defined in Section 8.8(c).

“Termination Price” shall mean 100.5% of the principal amount of any Note being prepaid or purchased by the Company pursuant to and in accordance with Section 8.8.

“Transaction” means the Shaw Acquisition, the payment of fees and expenses in connection therewith, any issuance by the Parent Guarantor of its common equity to consummate the Transaction or refinance any debt issued to consummate the Transaction, and any combination of the entering into and funding of the Term Facility, the issuance and placement of the Notes, the entering into and funding of the Bridge Facility, the amendment of the Existing Revolving Credit Agreement pursuant to Amendment No. 2 thereto dated as of December 21, 2012, the amendment of the Existing Term Facility pursuant to Third Amendment thereto dated December 21, 2012, and the entering into and funding under the Revolving Credit Facility.

“Transaction Agreement” means that certain transaction agreement dated as of July 30, 2012 by and among the Company, Crystal Merger Subsidiary Inc. and The Shaw Group Inc., as amended an in effect.

“Transaction Closing Date” means the date of consummation of the Shaw Acquisition, which date shall be no later than April 30, 2013 (or June 30, 2013 if the Outside Date (as defined in the Transaction Agreement) shall have been extended to June 30, 2013 pursuant to Section 8.1(b)(i) of the Transaction Agreement as in effect on July 30, 2012).

“USA Patriot Act” means United States Public Law 107-56, Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) Act of 2001, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

“Wholly-Owned Subsidiary” means, at any time, any Subsidiary one hundred percent of all of the equity interests (except directors’ qualifying shares or shares required by applicable law to be owned by another Person) and voting interests of which are owned by any one or more of either Obligor and such Obligor’s other Wholly-Owned Subsidiaries at such time.

DISCLOSURE MATERIALS

SCHEDULE 5.3

(to Note Purchase Agreement)

SCHEDULE 5.3

Disclosure Materials

•	Investor Presentation dated September 2012.

•	Investor Due Diligence Presentation dated November 1, 2012.

•	DBRS, Inc. Rating Report dated September 21, 2012.

•

Audited financial statements and the audit reports related thereto of The Shaw Group, Inc. and its consolidated subsidiaries for the fiscal years ended August 31, 2008, August 31, 2009, August 31, 2010, August 31, 2011 and August 31, 2012.

•	Unaudited financial statements of The Shaw Group, Inc. and its consolidated subsidiaries for the quarterly period ending May 30, 2012.

Schedule 5.3 - 1

SUBSIDIARIES OF THE PARENT GUARANTOR AND OWNERSHIP

OF SUBSIDIARY STOCK; LIENS; RESTRICTIVE AGREEMENTS

SCHEDULE 5 4

(to Note Purchase Agreement)

SCHEDULE 5.4

Subsidiaries of the Parent Guarantor and Ownership of Subsidiary Stock; Liens;

Restrictive Agreements

(a)(i) Subsidiaries:

See attached

(a)(ii) Affiliates of Obligors that are not Subsidiaries

Chevron Lummus Global LLC

CB&I Lummus Global Overseas Techint Onshore Joint Venture

CB&I Lummus Techint Offshore Joint Venture

CB&I Lummus Toyo

CB&I Lummus Toyo

K-WAC Limited

North Caspian Engineering LLP

CBI Clough JV Pte. Ltd.

CB&I Lummus Global Limitada

(b) Liens on Ownership Interests Described in (a)(i) above

None.

(d) Restrictive Agreements.

1. CBI Constructors Pty Limited	(Borrower)

HSBC Bank	(Bank)

Restriction/Condition:	Borrower undertakes to obtain the consent of the Bank in writing prior to the remittance of monies by way of a loan or dividend.

2. CBI Constructors S.A. (Pty) Limited	(Borrower)

Restriction/Condition:	As a non-resident controlled company, Borrower must be capitalized in an amount not less than one third of its shareholders’ loan funds. Dividend payments are subject to 12.5% secondary tax.

3. The Bridge Facility, the Term Facility, the Revolving Credit Facility, the Existing Revolving Credit Agreement and the Existing Term Facility

Schedule 5.4 - 1

Dec 2012—Subsidiaries and Ownership

User Name:	Cindy McMinn
Report Run Date And Time:	12-10-2012 11:22:39 AM CST
Entity Name Or Entity Favorite Name:	All Active Foreign and Domestic
Template Name:	2010 - Subsidiaries and Ownership
850 PINE STREET INC. Delaware Entity Vitals

Entity Name	850 PINE STREET INC.
Domestic Jurisdiction	Delaware
Country	United States
Entity Type	Corporation
Formation Date	04-20-2006
Federal Tax ID	20-4730297
Status	Active - Non Dormant
Fiscal Year End	December 31
Capital Structure—Non-Derivative
Security Name	Common Shares
Type	Common
# Shares Authorized	1,000.0000
# Shares Issued	1,000.0000
# Outstanding	1,000.0000

Capital Structure—Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
CB&I Tyler Company	Common Shares	1,000.000000	100.000000	—	Direct

End of Dec 2012—Subsidiaries and Ownership for 850 PINE STREET INC.

A & B Builders, Ltd (MANAGED BY MATRIX MANAGEMENT SERVICES, L.L.C.)

Texas

Entity Vitals

Entity Name	A & B Builders, Ltd (MANAGED BY MATRIX MANAGEMENT SERVICES, L.L.C.)
Domestic Jurisdiction	Texas
Country	United States
Entity Type	Limited Partnership
Formation Date	05-06-1985
Federal Tax ID	76-0151187
Status	Active - Non Dormant
Fiscal Year End	December 31
Capital Structure—Non-Derivative

Security Name	Percentage Ownership Interest
Type	—
# Shares Authorized	—
# Shares Issued	—
# Outstanding	—

Capital Structure—Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Matrix Engineering, Ltd. (MANAGED BY HOWE-BAKER INTERNATIONAL MANAGEMENT, L.L.C.)	Percentage Ownership Interest	99.000000	99.000000	—	Direct
Matrix Management Services, L.L.C.	Percentage Ownership Interest	1.000000	1.000000	—	Direct

End of Dec 2012—Subsidiaries and Ownership for A & B Builders, Ltd (MANAGED BY MATRIX MANAGEMENT SERVICES, L.L.C.)

Arabian CBI Ltd.

Saudi Arabia

Entity Vitals

Entity Name	Arabian CBI Ltd.
Domestic Jurisdiction	Saudi Arabia
Country	Saudi Arabia
Entity Type	Other
Formation Date	07-24-1976
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	December 31
Capital Structure—Non-Derivative
Security Name	Common Shares
Type	Common
# Shares Authorized	400.0000
# Shares Issued	400.0000
# Outstanding	400.0000

Capital Structure—Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Alfadl, Abdullah Ibrahim A.	Common Shares	30.000000	7.500000	—	Direct
Alfadl, Saleh Abdullah	Common Shares	70.000000	17.500000	—	Direct
Chicago Bridge & Iron Company B.V.	Common Shares	300.000000	75.000000	—	Direct

End of Dec 2012—Subsidiaries and Ownership for Arabian CBI Ltd.

Arabian CBI Tank Manufacturing Company Ltd.

Saudi Arabia

Entity Vitals

Entity Name	Arabian CBI Tank Manufacturing Company Ltd.
Domestic Jurisdiction	Saudi Arabia
Country	Saudi Arabia
Entity Type	Other
Formation Date	12-15-1985
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	December 31
Capital Structure—Non-Derivative
Security Name	Common Shares
Type	Common
# Shares Authorized	400.0000
# Shares Issued	400.0000
# Outstanding	400.0000

Capital Structure—Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron Company B.V.	Common Shares	300.000000	75.000000	—	Direct
Commercial & Industrial Services Co. Ltd.	Common Shares	100.000000	25.000000	—	Direct

End of Dec 2012—Subsidiaries and Ownership for Arabian CBI Tank Manufacturing Company Ltd.

Arabian Gulf Material Supply Company, Ltd.

Cayman Islands

Entity Vitals

Entity Name	Arabian Gulf Material Supply Company, Ltd.
Domestic Jurisdiction	Cayman Islands

Country	Cayman Islands
Entity Type	Other
Formation Date	12-18-1997
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	December 31
Capital Structure—Non-Derivative
Security Name	Common Shares
Type	Common
# Shares Authorized	50,000.0000
# Shares Issued	2.0000
# Outstanding	2.0000

Capital Structure—Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron (Antilles) N. V.	Common Shares	2.000000	100.000000	—	Direct

End of Dec 2012—Subsidiaries and Ownership for Arabian Gulf Material Supply Company, Ltd.

Asia Pacific Supply Co.

Delaware

Entity Vitals

Entity Name	Asia Pacific Supply Co.
Domestic Jurisdiction	Delaware
Country	United States
Entity Type	Corporation
Formation Date	03-11-1985
Federal Tax ID	36-3368217
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure—Non-Derivative
Security Name	Common Shares
Type	Common
# Shares Authorized	100,000.0000
# Shares Issued	100.0000
# Outstanding	100.0000

Capital Structure—Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron Company	Common Shares	100.000000	100.000000	—	Direct

End of Dec 2012—Subsidiaries and Ownership for Asia Pacific Supply Co.

Atlantis Contractors Inc.

Delaware

Entity Vitals

Entity Name	Atlantis Contractors Inc.
Domestic Jurisdiction	Delaware
Country	United States
Entity Type	Corporation
Formation Date	12-12-1972
Federal Tax ID	36-2761226
Status	Active - Non Dormant
Fiscal Year End	December 31
Capital Structure—Non-Derivative
Security Name	Common Shares
Type	Common
# Shares Authorized	100.0000
# Shares Issued	100.0000
# Outstanding	100.0000

Capital Structure—Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron Company	Common Shares	100.000000	100.000000	—	Direct

End of Dec 2012—Subsidiaries and Ownership for Atlantis Contractors Inc.

Cape Steel Material Supply Company, Ltd. Cayman Islands Entity Vitals
Entity Name	Cape Steel Material Supply Company, Ltd.
Domestic Jurisdiction	Cayman Islands
Country	British West Indies
Entity Type	Other
Formation Date	12-18-1997
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	December 31
Capital Structure—Non-Derivative
Security Name	Common Shares
Type	Common
# Shares Authorized	50,000.0000
# Shares Issued	2.0000
# Outstanding	2.0000

Capital Structure—Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron (Antilles) N. V.	Common Shares	2.000000	100.000000	—	Direct

End of Dec 2012—Subsidiaries and Ownership for Cape Steel Material Supply Company, Ltd.

Catalytic Distillation Technologies

Texas

Entity Vitals

Entity Name	Catalytic Distillation Technologies
Domestic Jurisdiction	Texas
Country	United States
Entity Type	General Partnership
Formation Date	01-01-1111
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	—
Capital Structure—Non-Derivative
Security Name	Percentage Ownership Interest
Type	—
# Shares Authorized	—
# Shares Issued	—
# Outstanding	—

Capital Structure—Derivative

There are no entries in this list

Owners

There are no entries in this list

End of Dec 2012—Subsidiaries and Ownership for Catalytic Distillation Technologies

CB&I (Nigeria) Limited

Nigeria

Entity Vitals

Entity Name	CB&I (Nigeria) Limited
Domestic Jurisdiction	Nigeria
Country	Nigeria
Entity Type	Other
Formation Date	07-23-1997
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	—
Capital Structure—Non-Derivative
Security Name	Common Shares
Type	Common
# Shares Authorized	5,000,000.0000
# Shares Issued	5,000,000.0000
# Outstanding	5,000,000.0000

Capital Structure—Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
CB&I Europe B. V.	Common Shares	1.000000	0.000020	—	Direct
Chicago Bridge & Iron Company B.V.	Common Shares	4,999,999.000000	99.999980	—	Direct

End of Dec 2012—Subsidiaries and Ownership for CB&I (Nigeria) Limited

CB&I Cairo, L.L.C.

Egypt

Entity Vitals

Entity Name	CB&I Cairo, L.L.C.
Domestic Jurisdiction	Egypt
Country	Egypt
Entity Type	Other
Formation Date	02-21-2007
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	—
Capital Structure—Non-Derivative
Security Name	Common Shares
Type	Common
# Shares Authorized	144,050.0000
# Shares Issued	144,050.0000
# Outstanding	144,050.0000

Capital Structure—Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
CB&I Nederland B.V.	Common Shares	14,405.000000	10.000000	—	Direct
CB&I Oil & Gas Europe B.V.	Common Shares	129,645.000000	90.000000	—	Direct

End of Dec 2012—Subsidiaries and Ownership for CB&I Cairo, L.L.C.

CB&I Canada Ltd.

British Columbia

Entity Vitals

Entity Name	CB&I Canada Ltd.
Domestic Jurisdiction	British Columbia
Country	Canada
Entity Type	Corporation
Formation Date	04-19-2011
Federal Tax ID	—

Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure—Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	Unlimited
# Shares Issued	100.0000
# Outstanding	100.0000

Capital Structure—Derivative

There are no entries in this list

Owners

There are no entries in this list

End of Dec 2012—Subsidiaries and Ownership for CB&I Canada Ltd.

CB&I Engineering and Construction Consultant (Shanghai) Co. Ltd.

Shanghai

Entity Vitals

Entity Name	CB&I Engineering and Construction Consultant (Shanghai) Co. Ltd.
Domestic Jurisdiction	Shanghai
Country	China
Entity Type	Other
Formation Date	01-01-2005
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure—Non-Derivative

Security Name	Capital Contributions
Type	Common
# Shares Authorized	140,000.0000
# Shares Issued	140,000.0000
# Outstanding	140,000.0000

Capital Structure—Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
CB&I Europe B. V.	Capital Contributions	140,000.000000	100.000000	—	Direct

End of Dec 2012—Subsidiaries and Ownership for CB&I Engineering and Construction Consultant (Shanghai) Co. Ltd.

CB&I Europe B. V.

The Netherlands

Entity Vitals

Entity Name	CB&I Europe B. V.
Domestic Jurisdiction	The Netherlands
Country	Netherlands
Entity Type	Other
Formation Date	08-04-1998
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure—Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	200.0000
# Shares Issued	40.0000
# Outstanding	40.0000

Capital Structure—Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
CMP Holdings B.V.	Common Shares	40.000000	100.000000	—	Direct

End of Dec 2012—Subsidiaries and Ownership for CB&I Europe B. V.

CB&I Finance Company Limited

Dublin

Entity Vitals

Entity Name	CB&I Finance Company Limited
Domestic Jurisdiction	Dublin
Country	Ireland
Entity Type	Other
Formation Date	07-10-2003
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure—Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	100,000.0000
# Shares Issued	2.0000
# Outstanding	2.0000

Capital Structure—Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron Company B.V.	Common Shares	2.000000	100.000000	—	Direct

End of Dec 2012—Subsidiaries and Ownership for CB&I Finance Company Limited

CB&I Holdings (U.K.) Limited

United Kingdom

Entity Vitals

Entity Name	CB&I Holdings (U.K.) Limited
Domestic Jurisdiction	United Kingdom
Country	England
Entity Type	Other
Formation Date	05-23-1991
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure—Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	1,001,000.0000
# Shares Issued	1,000,001.0000
# Outstanding	1,000,001.0000

Security Name	Ordinary
Type	Common
# Shares Authorized	400,200,000.0000
# Shares Issued	297,674,741.0000
# Outstanding	297,674,741.0000

Capital Structure—Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron Company B.V.	Common Shares	1,000,001.000000	100.000000	—	Direct
Chicago Bridge & Iron Company B.V.	Ordinary	180,600,000.000000	60.670247	—	Direct

End of Dec 2012—Subsidiaries and Ownership for CB&I Holdings (U.K.) Limited

CB&I HOLDINGS B.V.

Amsterdam

Entity Vitals

Entity Name	CB&I HOLDINGS B.V.
Domestic Jurisdiction	Amsterdam
Country	Netherlands
Entity Type	Other
Formation Date	03-21-2007
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure—Non-Derivative

Security Name	Registered Shares
Type	Common
# Shares Authorized	9,000,000.0000
# Shares Issued	1,800,000.0000
# Outstanding	1,800,000.0000

Capital Structure—Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron Company N.V.	Registered Shares	1,800,000.000000	100.000000	—	Direct

End of Dec 2012—Subsidiaries and Ownership for CB&I HOLDINGS B.V.

CB&I HOUSTON 06 LLC

Delaware

Entity Vitals

Entity Name	CB&I HOUSTON 06 LLC
Domestic Jurisdiction	Delaware
Country	United States
Entity Type	Limited Liability Company
Formation Date	06-30-2005
Federal Tax ID	20-3197110
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure—Non-Derivative

Security Name	Percentage Ownership Interest
Type	—
# Shares Authorized	—
# Shares Issued	—
# Outstanding	—

Capital Structure—Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
CB&I UK LIMITED	Percentage Ownership Interest	100.000000	100.000000	—	Direct

End of Dec 2012—Subsidiaries and Ownership for CB&I HOUSTON 06 LLC

CB&I HOUSTON 07 LLC

Delaware

Entity Vitals

Entity Name	CB&I HOUSTON 07 LLC
Domestic Jurisdiction	Delaware
Country	United States

Entity Type	Limited Liability Company
Formation Date	06-30-2005
Federal Tax ID	20-3197179
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure—Non-Derivative

Security Name	Percentage Ownership Interest
Type	—
# Shares Authorized	—
# Shares Issued	—
# Outstanding	—

Capital Structure—Derivative

There are no entries in this list

Owners

There are no entries in this list

End of Dec 2012—Subsidiaries and Ownership for CB&I HOUSTON 07 LLC

CB&I HOUSTON 08 LLC

Delaware

Entity Vitals

Entity Name	CB&I HOUSTON 08 LLC
Domestic Jurisdiction	Delaware
Country	United States
Entity Type	Limited Liability Company
Formation Date	06-30-2005
Federal Tax ID	20-3197221
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure—Non-Derivative

Security Name	Percentage Ownership Interest
Type	—

# Shares Authorized	—
# Shares Issued	—
# Outstanding	—

Capital Structure—Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
CB&I UK LIMITED	Percentage Ownership Interest	100.000000	100.000000	—	Direct

End of Dec 2012—Subsidiaries and Ownership for CB&I HOUSTON 08 LLC

CB&I HOUSTON 09 LLC

Delaware

Entity Vitals

Entity Name	CB&I HOUSTON 09 LLC
Domestic Jurisdiction	Delaware
Country	United States
Entity Type	Limited Liability Company
Formation Date	06-30-2005
Federal Tax ID	20-3197315
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure—Non-Derivative

Security Name	Percentage Ownership Interest
Type	—
# Shares Authorized	—
# Shares Issued	—
# Outstanding	—

Capital Structure—Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
CB&I Tyler Company	Percentage Ownership Interest	100.000000	100.000000	—	Direct

End of Dec 2012—Subsidiaries and Ownership for CB&I HOUSTON 09 LLC

CB&I HOUSTON 10 LLC

Delaware

Entity Vitals

Entity Name	CB&I HOUSTON 10 LLC
Domestic Jurisdiction	Delaware
Country	United States
Entity Type	Limited Liability Company
Formation Date	06-30-2005
Federal Tax ID	20-3197370
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure—Non-Derivative

Security Name	Percentage Ownership Interest
Type	—
# Shares Authorized	—
# Shares Issued	—
# Outstanding	—

Capital Structure—Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
CB&I UK LIMITED	Percentage Ownership Interest	100.000000	100.000000	—	Direct

End of Dec 2012—Subsidiaries and Ownership for CB&I HOUSTON 10 LLC

CB&I HOUSTON 11 LLC

Delaware

Entity Vitals

Entity Name	CB&I HOUSTON 11 LLC
Domestic Jurisdiction	Delaware
Country	United States
Entity Type	Limited Liability Company
Formation Date	06-30-2005
Federal Tax ID	20-3197415
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure—Non-Derivative

Security Name	Percentage Ownership Interest
Type	—
# Shares Authorized	—
# Shares Issued	—
# Outstanding	—

Capital Structure—Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
CB&I Tyler Company	Percentage Ownership Interest	100.000000	100.000000	—	Direct

End of Dec 2012—Subsidiaries and Ownership for CB&I HOUSTON 11 LLC

CB&I HOUSTON 12 LLC

Delaware

Entity Vitals

Entity Name	CB&I HOUSTON 12 LLC
Domestic Jurisdiction	Delaware
Country	United States
Entity Type	Limited Liability Company
Formation Date	06-30-2005
Federal Tax ID	20-3197452
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure—Non-Derivative

Security Name	Percentage Ownership Interest
Type	—
# Shares Authorized	—
# Shares Issued	—
# Outstanding	—

Capital Structure—Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
CB&I UK LIMITED	Percentage Ownership Interest	100.000000	100.000000	—	Direct

End of Dec 2012—Subsidiaries and Ownership for CB&I HOUSTON 12 LLC

CB&I HOUSTON 13 LLC

Delaware

Entity Vitals

Entity Name	CB&I HOUSTON 13 LLC
Domestic Jurisdiction	Delaware
Country	United States
Entity Type	Limited Liability Company
Formation Date	06-30-2005

Federal Tax ID	20-3197532
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure—Non-Derivative

Security Name	Percentage Ownership Interest
Type	—
# Shares Authorized	—
# Shares Issued	—
# Outstanding	—

Capital Structure—Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
CB&I Tyler Company	Percentage Ownership Interest	100.000000	100.000000	—	Direct

End of Dec 2012—Subsidiaries and Ownership for CB&I HOUSTON 13 LLC

CB&I HOUSTON LLC

Delaware

Entity Vitals

Entity Name	CB&I HOUSTON LLC
Domestic Jurisdiction	Delaware
Country	United States
Entity Type	Limited Liability Company
Formation Date	06-16-2005
Federal Tax ID	20-3197016
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure—Non-Derivative

Security Name	Percentage Ownership Interest
Type	—

# Shares Authorized	—
# Shares Issued	—
# Outstanding	—

Capital Structure—Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
CB&I UK LIMITED	Percentage Ownership Interest	100.000000	100.000000	—	Direct

End of Dec 2012—Subsidiaries and Ownership for CB&I HOUSTON LLC

CB&I Hungary Holding Limited Liabiltiy Company (CBI Hungary Kft.)

Hungary

Entity Vitals

Entity Name	CB&I Hungary Holding Limited Liabiltiy Company (CBI Hungary Kft.)
Domestic Jurisdiction	Hungary
Country	Hungary
Entity Type	Other
Formation Date	08-27-2001
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure—Non-Derivative

Security Name	Registered Capital
Type	Common
# Shares Authorized	15,000.0000
# Shares Issued	15,000.0000
# Outstanding	15,000.0000

Capital Structure—Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron (Antilles) N. V.	Registered Capital	14,500.000000	96.666667	—	Direct
Chicago Bridge & Iron Company B.V.	Registered Capital	500.000000	3.333333	—	Direct

End of Dec 2012—Subsidiaries and Ownership for CB&I Hungary Holding Limited Liabiltiy Company (CBI Hungary Kft.)

CB&I Inc.

Texas

Entity Vitals

Entity Name	CB&I Inc.
Domestic Jurisdiction	Texas
Country	United States
Entity Type	Corporation
Formation Date	08-31-1979
Federal Tax ID	36-3046868
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure—Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	1,000,000.0000
# Shares Issued	1,000,000.0000
# Outstanding	1,000,000.0000

Security Name	Preferred Shares
Type	Common
# Shares Authorized	125,000.0000
# Shares Issued	0.0000
# Outstanding	0.0000

Capital Structure—Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron Company	Common Shares	1,000,000.000000	100.000000	—	Direct

End of Dec 2012—Subsidiaries and Ownership for CB&I Inc.

CB&I India Private Limited

India

Entity Vitals

Entity Name	CB&I India Private Limited
Domestic Jurisdiction	India
Country	India
Entity Type	Private Limited Company
Formation Date	04-01-2011
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	March 31

Capital Structure—Non-Derivative

Security Name	Registered Shares
Type	Common
# Shares Authorized	50,000,000.0000
# Shares Issued	21,359,858.0000
# Outstanding	21,359,858.0000

Capital Structure—Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
CB&I Oil & Gas Europe B.V.	Registered Shares	21,139,708.000000	98.969328	—	Direct

Chicago Bridge & Iron Company B.V.	Registered Shares	220,150.000000	1.030672	—	Direct

End of Dec 2012—Subsidiaries and Ownership for CB&I India Private Limited

CB&I LGOC/Techint Compania

England

Entity Vitals

Entity Name	CB&I LGOC/Techint Compania
Domestic Jurisdiction	England
Country	Trinidad And Tobago
Entity Type	Joint Venture - Foreign
Formation Date	03-11-2009
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure—Non-Derivative

There are no entries in this list

Capital Structure—Derivative

There are no entries in this list

Owners

There are no entries in this list

End of Dec 2012—Subsidiaries and Ownership for CB&I LGOC/Techint Compania

CB&I London

London

Entity Vitals

Entity Name	CB&I London
Domestic Jurisdiction	London
Country	England
Entity Type	Other
Formation Date	03-05-2004
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure—Non-Derivative

Security Name	Membership Units
Type	Common
# Shares Authorized	1.0000
# Shares Issued	1.0000
# Outstanding	1.0000

Capital Structure—Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
CB&I Paddington Limited	Membership Units	1.000000	100.000000	—	Direct

End of Dec 2012—Subsidiaries and Ownership for CB&I London

CB&I Lummus Crest Ltd.

England

Entity Vitals

Entity Name	CB&I Lummus Crest Ltd.
Domestic Jurisdiction	England
Country	England
Entity Type	Other
Formation Date	07-09-1992
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure—Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	1,000.0000
# Shares Issued	1,000.0000
# Outstanding	1,000.0000

Capital Structure—Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
CB&I Nederland B.V.	Common Shares	1,000.000000	100.000000	—	Direct

End of Dec 2012—Subsidiaries and Ownership for CB&I Lummus Crest Ltd.

CB&I Lummus Deutschland GmbH

GERMANY

Entity Vitals

Entity Name	CB&I Lummus Deutschland GmbH
Domestic Jurisdiction	GERMANY
Country	Germany
Entity Type	Other
Formation Date	12-18-1992
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure—Non-Derivative

Security Name	Capitalization in Dollars
Type	Common
# Shares Authorized	50,000.0000
# Shares Issued	50,000.0000
# Outstanding	50,000.0000

Capital Structure—Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
CB&I Lummus GmbH	Capitalization in Dollars	50,000.000000	100.000000	—	Direct

End of Dec 2012—Subsidiaries and Ownership for CB&I Lummus Deutschland GmbH

CB&I Lummus Engineering & Technology China Co. Ltd.

China

Entity Vitals

Entity Name	CB&I Lummus Engineering & Technology China Co. Ltd.
Domestic Jurisdiction	China
Country	China
Entity Type	Other
Formation Date	02-06-2002
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure—Non-Derivative

Security Name	Capitalization in Dollars
Type	Common
# Shares Authorized	0.0000
# Shares Issued	0.0000
# Outstanding	0.0000

Capital Structure—Derivative

There are no entries in this list

Owners

There are no entries in this list

End of Dec 2012—Subsidiaries and Ownership for CB&I Lummus Engineering & Technology China Co. Ltd.

CB&I Lummus GmbH

GERMANY

Entity Vitals

Entity Name	CB&I Lummus GmbH
Domestic Jurisdiction	GERMANY
Country	Germany
Entity Type	Other
Formation Date	05-06-1965
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure—Non-Derivative

Security Name	Capitalization in DM
Type	Common
# Shares Authorized	2,600,000.0000
# Shares Issued	2,600,000.0000
# Outstanding	2,600,000.0000

Capital Structure—Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
CB&I Oil & Gas Europe B.V.	Capitalization in DM	2,600,000.000000	100.000000	—	Direct

End of Dec 2012—Subsidiaries and Ownership for CB&I Lummus GmbH

CB&I Lummus Ltda.

Brazil

Entity Vitals

Entity Name	CB&I Lummus Ltda.
Domestic Jurisdiction	Brazil
Country	Brazil
Entity Type	Other
Formation Date	04-05-1974
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure—Non-Derivative

Security Name	Capitalization in Rs
Type	Common
# Shares Authorized	32,012,387.0000
# Shares Issued	32,012,387.0000
# Outstanding	32,012,387.0000

Capital Structure—Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Lummus International Corporation	Capitalization in Rs	2.000000	0.000006	—	Direct
Lummus Technology Inc.	Capitalization in Rs	32,012,385.000000	99.999994	—	Direct

End of Dec 2012—Subsidiaries and Ownership for CB&I Lummus Ltda.

CB&I Malta Limited

Malta

Entity Vitals

Entity Name	CB&I Malta Limited
Domestic Jurisdiction	Malta
Country	Malta
Entity Type	Other
Formation Date	08-19-2002
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure—Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	1,000,000.0000
# Shares Issued	100,000.0000
# Outstanding	100,000.0000

Capital Structure—Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
CB&I Nederland B.V.	Common Shares	1.000000	0.001000	—	Direct
CB&I Oil & Gas Europe B.V.	Common Shares	99,999.000000	99.999000	—	Direct

End of Dec 2012—Subsidiaries and Ownership for CB&I Malta Limited

CB&I Mauritius

Mauritius

Entity Vitals

Entity Name	CB&I Mauritius
Domestic Jurisdiction	Mauritius
Country	Mauritius
Entity Type	Other
Formation Date	08-02-1994
Federal Tax ID	—
Status	Active - Non Dormant

Fiscal Year End	—

Capital Structure—Non-Derivative

There are no entries in this list

Capital Structure—Derivative

There are no entries in this list

Owners

There are no entries in this list

End of Dec 2012—Subsidiaries and Ownership for CB&I Mauritius

CB&I Nederland B.V.

The Hague

Entity Vitals

Entity Name	CB&I Nederland B.V.
Domestic Jurisdiction	The Hague
Country	Netherlands
Entity Type	Other
Formation Date	12-07-1984
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure—Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	272,270.0000
# Shares Issued	54,454.0000
# Outstanding	54,454.0000

Capital Structure—Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
CB&I Oil & Gas Europe B.V.	Common Shares	54,454.000000	100.000000	—	Direct

End of Dec 2012—Subsidiaries and Ownership for CB&I Nederland B.V.

CB&I Oil & Gas Europe B.V.

The Hague

Entity Vitals

Entity Name	CB&I Oil & Gas Europe B.V.
Domestic Jurisdiction	The Hague
Country	Netherlands
Entity Type	Other
Formation Date	11-26-1990
Federal Tax ID	802136278
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure—Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	1,115.0000
# Shares Issued	225.0000
# Outstanding	225.0000

Capital Structure—Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron Company B.V.	Common Shares	225.000000	100.000000	—	Direct

End of Dec 2012—Subsidiaries and Ownership for CB&I Oil & Gas Europe B.V.

CB&I Paddington Limited

London

Entity Vitals

Entity Name	CB&I Paddington Limited
Domestic Jurisdiction	London
Country	England
Entity Type	Other
Formation Date	03-04-2004
Federal Tax ID	n/a
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure—Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	500,000,000.0000
# Shares Issued	3,589,077.0000
# Outstanding	3,589,077.0000

Capital Structure—Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
CB&I Tyler Company	Common Shares	3,589,077.000000	100.000000	—	Direct

End of Dec 2012—Subsidiaries and Ownership for CB&I Paddington Limited

CB&I Rusland B.V.

The Netherlands

Entity Vitals

Entity Name	CB&I Rusland B.V.
Domestic Jurisdiction	The Netherlands
Country	Netherlands
Entity Type	Other
Formation Date	09-26-2003
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure—Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	18,000.0000
# Shares Issued	18,000.0000
# Outstanding	18,000.0000

Capital Structure—Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
CB&I Oil & Gas Europe B.V.	Common Shares	18,000.000000	100.000000	—	Direct

End of Dec 2012—Subsidiaries and Ownership for CB&I Rusland B.V.

CB&I s.r.o.

Czech Republic

Entity Vitals

Entity Name	CB&I s.r.o.
Domestic Jurisdiction	Czech Republic
Country	Czech Republic

Entity Type	Other
Formation Date	10-24-1991
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure—Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	100,000.0000
# Shares Issued	100,000.0000
# Outstanding	100,000.0000

Capital Structure—Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
CB&I Oil & Gas Europe B.V.	Common Shares	100,000.000000	100.000000	—	Direct

End of Dec 2012—Subsidiaries and Ownership for CB&I s.r.o.

CB&I Singapore Pte. Ltd.

Singapore

Entity Vitals

Entity Name	CB&I Singapore Pte. Ltd.
Domestic Jurisdiction	Singapore
Country	Singapore
Entity Type	Other
Formation Date	01-19-1984
Federal Tax ID	198400246W
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure—Non-Derivative

Security Name	Capitalization in SGD
Type	Common
# Shares Authorized	550,000.0000
# Shares Issued	527,802.0000
# Outstanding	527,802.0000

Capital Structure—Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
CB&I Oil & Gas Europe B.V.	Capitalization in SGD	527,802.000000	100.000000	—	Direct

End of Dec 2012—Subsidiaries and Ownership for CB&I Singapore Pte. Ltd.

CB&I Tyler Company

Delaware

Entity Vitals

Entity Name	CB&I Tyler Company
Domestic Jurisdiction	Delaware
Country	United States
Entity Type	Corporation
Formation Date	06-13-2000
Federal Tax ID	75-2905637
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure—Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	1,000.0000
# Shares Issued	1,000.0000

# Outstanding	1,000.0000

Security Name	Preferred Shares
Type	Common
# Shares Authorized	100.0000
# Shares Issued	10.0000
# Outstanding	10.0000

Capital Structure—Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
CB&I WOODLANDS LLC	Preferred Shares	10.000000	100.000000	—	Direct
Chicago Bridge & Iron Company	Common Shares	1,000.000000	100.000000	—	Direct

End of Dec 2012—Subsidiaries and Ownership for CB&I Tyler Company

CB&I UK LIMITED

London

Entity Vitals

Entity Name	CB&I UK LIMITED
Domestic Jurisdiction	London
Country	United Kingdom
Entity Type	Other
Formation Date	05-14-2002
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure—Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	207,200,000.0000
# Shares Issued	117,074,741.0000
# Outstanding	117,074,741.0000

Security Name	Ordinary
Type	Common
# Shares Authorized	400,200,000.0000
# Shares Issued	155,600,000.0000
# Outstanding	155,600,000.0000

Security Name	Ordinary Shares
Type	Common
# Shares Authorized	400,200,000.0000
# Shares Issued	80,000,000.0000
# Outstanding	80,000,000.0000

Security Name	Registered Shares
Type	Common
# Shares Authorized	400,200,000.0000
# Shares Issued	25,000,000.0000
# Outstanding	25,000,000.0000

Capital Structure—Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron (Antilles) N. V.	Common Shares	1.000000	0.000001	—	Direct
Chicago Bridge & Iron Company B.V.	Common Shares	117,074,740.000000	99.999999	—	Direct
Chicago Bridge & Iron Company B.V.	Ordinary	155,600,000.000000	100.000000	—	Direct

End of Dec 2012—Subsidiaries and Ownership for CB&I UK LIMITED

CB&I UK/Techint International Construction

England

Entity Vitals

Entity Name	CB&I UK/Techint International Construction
Domestic Jurisdiction	England

Country	Trinidad And Tobago
Entity Type	Joint Venture - Foreign
Formation Date	03-11-2009
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure—Non-Derivative

There are no entries in this list

Capital Structure—Derivative

There are no entries in this list

Owners

There are no entries in this list

End of Dec 2012—Subsidiaries and Ownership for CB&I UK/Techint International Construction

CB&I WOODLANDS LLC

Delaware

Entity Vitals

Entity Name	CB&I WOODLANDS LLC
Domestic Jurisdiction	Delaware
Country	United States
Entity Type	Limited Liability Company
Formation Date	03-01-2004
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	January 3

Capital Structure—Non-Derivative

Security Name	Percentage Ownership Interest
Type	—
# Shares Authorized	—
# Shares Issued	—
# Outstanding	—

Capital Structure—Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
CB&I Tyler Company	Percentage Ownership Interest	100.000000	100.000000	—	Direct

End of Dec 2012—Subsidiaries and Ownership for CB&I WOODLANDS LLC

CBI (Malaysia) Sdn. Bhd.

Malaysia

Entity Vitals

Entity Name	CBI (Malaysia) Sdn. Bhd.
Domestic Jurisdiction	Malaysia
Country	Malaysia
Entity Type	Other
Formation Date	12-03-1980
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure—Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	5,000,000.0000
# Shares Issued	1,674,000.0000
# Outstanding	1,674,000.0000

Capital Structure—Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Bin Ali, Datuk Abdullah	Common Shares	421,000.000000	25.149343	—	Direct
Bin Ali, Haji Sulaiman	Common Shares	140,000.000000	8.363202	—	Direct
Chicago Bridge & Iron Company B.V.	Common Shares	1,065,000.000000	63.620072	—	Direct
Rais Nor, Abdul Mohammad	Common Shares	30,000.000000	1.792115	—	Direct

End of Dec 2012—Subsidiaries and Ownership for CBI (Malaysia) Sdn. Bhd.

CBI (Philippines) Inc.

Philippines

Entity Vitals

Entity Name	CBI (Philippines) Inc.
Domestic Jurisdiction	Philippines
Country	Philippines
Entity Type	Other
Formation Date	03-23-1962
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure—Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	2,000,000.0000
# Shares Issued	1,200,000.0000
# Outstanding	1,200,000.0000

Capital Structure—Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Badong, Orlando B.	Common Shares	1.000000	0.000083	—	Direct
Bennett, Peter K.	Common Shares	1.000000	0.000083	—	Direct
Chicago Bridge & Iron Company B.V.	Common Shares	1,199,993.000000	99.999417	—	Direct
Dizon, Rommel N.	Common Shares	1.000000	0.000083	—	Direct
Loft, Geoffrey Ronald	Common Shares	1.000000	0.000083	—	Direct
Santos, Leonila M.	Common Shares	1.000000	0.000083	—	Direct
Uy, Romulo J.	Common Shares	1.000000	0.000083	—	Direct
Willard, Douglas Arthur	Common Shares	1.000000	0.000083	—	Direct

End of Dec 2012—Subsidiaries and Ownership for CBI (Philippines) Inc.

CBI (Thailand) Limited

Bangkok Metropolis, Thailand

Entity Vitals

Entity Name	CBI (Thailand) Limited
Domestic Jurisdiction	Bangkok Metropolis, Thailand
Country	Thailand
Entity Type	Other
Formation Date	07-30-1993
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure—Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	1,000,000.0000
# Shares Issued	1,000,000.0000
# Outstanding	1,000,000.0000

Capital Structure—Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
CBIT I, LLC	Common Shares	499,998.000000	49.999800	—	Direct
CBIT II, LLC	Common Shares	1.000000	0.000100	—	Direct
CBIT III, LLC	Common Shares	1.000000	0.000100	—	Direct
CBIT IV, LLC	Common Shares	1.000000	0.000100	—	Direct
Chicago Bridge & Iron Company B.V.	Common Shares	499,998.000000	49.999800	—	Direct
Han, Pin-Chung	Common Shares	1.000000	0.000100	—	Direct

End of Dec 2012—Subsidiaries and Ownership for CBI (Thailand) Limited

CBI Americas Ltd.

Delaware

Entity Vitals

Entity Name	CBI Americas Ltd.
Domestic Jurisdiction	Delaware
Country	United States
Entity Type	Corporation
Formation Date	11-04-2004
Federal Tax ID	20-1973526
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure—Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	10,000.0000
# Shares Issued	10,000.0000
# Outstanding	10,000.0000

Capital Structure—Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron Company	Common Shares	10,000.000000	100.000000	—	Direct

End of Dec 2012—Subsidiaries and Ownership for CBI Americas Ltd.

CBI Aruba N.V.

ARUBA

Entity Vitals

Entity Name	CBI Aruba N.V.
Domestic Jurisdiction	ARUBA
Country	Aruba
Entity Type	Other
Formation Date	08-04-2005
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure—Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	500.0000
# Shares Issued	100.0000
# Outstanding	100.0000

Capital Structure—Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron Company B.V.	Common Shares	100.000000	100.000000	—	Direct

End of Dec 2012—Subsidiaries and Ownership for CBI Aruba N.V.

CBI Bahamas Limited

Bahamas

Entity Vitals

Entity Name	CBI Bahamas Limited
Domestic Jurisdiction	Bahamas
Country	Bahamas
Entity Type	Other
Formation Date	04-05-2004
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure—Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	5,000.0000
# Shares Issued	5,000.0000
# Outstanding	5,000.0000

Capital Structure—Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron (Antilles) N. V.	Common Shares	5,000.000000	100.000000	—	Direct

End of Dec 2012—Subsidiaries and Ownership for CBI Bahamas Limited

CBI Caribe, Ltd.

Delaware

Entity Vitals

Entity Name	CBI Caribe, Ltd.
Domestic Jurisdiction	Delaware

Country	United States
Entity Type	Corporation
Formation Date	08-15-1969
Federal Tax ID	51-0109090
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure—Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	3,500.0000
# Shares Issued	3,500.0000
# Outstanding	3,500.0000

Capital Structure—Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron Company	Common Shares	2,128.000000	60.800000	—	Direct

End of Dec 2012—Subsidiaries and Ownership for CBI Caribe, Ltd.

CBI Colombiana S.A.

Cartagena

Entity Vitals

Entity Name	CBI Colombiana S.A.
Domestic Jurisdiction	Cartagena
Country	Colombia
Entity Type	Other
Formation Date	10-25-2007
Federal Tax ID	900190385
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure—Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	500,000,000.0000
# Shares Issued	169,986,701.0000
# Outstanding	169,986,701.0000

Capital Structure—Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Calcedo, Jaime Eduardo Trujillo	Common Shares	0.001000	0.000000	—	Direct
Carvajal, Martha Tatiana Garces	Common Shares	0.001000	0.000000	—	Direct
CBI Bahamas Limited	Common Shares	8,499,349.000000	5.000008	—	Direct
Chicago Bridge & Iron Company B.V.	Common Shares	161,487,351.997000	94.999992	—	Direct
Montgomery, Clare	Common Shares	0.001000	0.000000	—	Direct

End of Dec 2012—Subsidiaries and Ownership for CBI Colombiana S.A.

CBI Company Ltd.

Delaware

Entity Vitals

Entity Name	CBI Company Ltd.
Domestic Jurisdiction	Delaware
Country	United States
Entity Type	Corporation
Formation Date	10-11-1945
Federal Tax ID	36-2196189
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure—Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	10,000.0000
# Shares Issued	5,310.0000
# Outstanding	5,310.0000

Capital Structure—Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron Company	Common Shares	5,310.000000	100.000000	—	Direct

End of Dec 2012—Subsidiaries and Ownership for CBI Company Ltd.

CBI Construcciones S.A.

Argentina

Entity Vitals

Entity Name	CBI Construcciones S.A.
Domestic Jurisdiction	Argentina
Country	Argentina
Entity Type	Other
Formation Date	12-12-1996
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure—Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	1,000,000.0000
# Shares Issued	1,000,000.0000
# Outstanding	1,000,000.0000

Capital Structure—Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron (Antilles) N. V.	Common Shares	50,000.000000	5.000000	—	Direct
Chicago Bridge & Iron Company B.V.	Common Shares	950,000.000000	95.000000	—	Direct

End of Dec 2012—Subsidiaries and Ownership for CBI Construcciones S.A.

CBI Constructors (PNG) Pty. Limited

Papua New Guinea

Entity Vitals

Entity Name	CBI Constructors (PNG) Pty. Limited
Domestic Jurisdiction	Papua New Guinea
Country	Papua New Guinea
Entity Type	Other
Formation Date	05-31-1989
Federal Tax ID	TC 34203
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure—Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	100,000.0000
# Shares Issued	100,000.0000
# Outstanding	100,000.0000

Capital Structure—Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
CBI Constructors Pty. Ltd.	Common Shares	100,000.000000	100.000000	—	Direct

End of Dec 2012—Subsidiaries and Ownership for CBI Constructors (PNG) Pty. Limited

CBI Constructors FZE

Dubai

Entity Vitals

Entity Name	CBI Constructors FZE
Domestic Jurisdiction	Dubai
Country	United Arab Emirates
Entity Type	Other
Formation Date	11-18-2000
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure—Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	1.0000
# Shares Issued	1.0000
# Outstanding	1.0000

Capital Structure—Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron (Antilles) N. V.	Common Shares	1.000000	100.000000	—	Direct

End of Dec 2012—Subsidiaries and Ownership for CBI Constructors FZE

CBI Constructors Limited

United Kingdom

Entity Vitals

Entity Name	CBI Constructors Limited
Domestic Jurisdiction	United Kingdom
Country	United Kingdom
Entity Type	Other
Formation Date	12-04-1954
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure—Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	200,000.0000
# Shares Issued	163,536.0000
# Outstanding	163,536.0000

Capital Structure—Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
CB&I Holdings (U.K.) Limited	Common Shares	163,536.000000	100.000000	—	Direct

End of Dec 2012—Subsidiaries and Ownership for CBI Constructors Limited

CBI Constructors Pty. Ltd.

New South Wales

Entity Vitals

Entity Name	CBI Constructors Pty. Ltd.
Domestic Jurisdiction	New South Wales
Country	Australia
Entity Type	Other
Formation Date	02-23-1968
Federal Tax ID	80-976282
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure—Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	500,000.0000
# Shares Issued	302,623.0000
# Outstanding	302,623.0000

Capital Structure—Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron Company B.V.	Common Shares	302,623.000000	100.000000	—	Direct

End of Dec 2012—Subsidiaries and Ownership for CBI Constructors Pty. Ltd.

CBI Constructors S.A. (Proprietary) Limited

South Africa

Entity Vitals

Entity Name	CBI Constructors S.A. (Proprietary) Limited
Domestic Jurisdiction	South Africa

Country	South Africa
Entity Type	Other
Formation Date	09-07-1960
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure—Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	275,000.0000
# Shares Issued	263,000.0000
# Outstanding	263,000.0000

Capital Structure—Derivative There are no entries in this list Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron Company B.V.	Common Shares	263,000.000000	100.000000	—	Direct

End of Dec 2012—Subsidiaries and Ownership for CBI Constructors S.A. (Proprietary) Limited

CBI Costa Rica, S.A.

Costa Rica

Entity Vitals

Entity Name	CBI Costa Rica, S.A.
Domestic Jurisdiction	Costa Rica
Country	Costa Rica
Entity Type	Corporation
Formation Date	11-13-2009
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure—Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	2,000.0000
# Shares Issued	2,000.0000
# Outstanding	2,000.0000

Capital Structure—Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron Company B.V.	Common Shares	1,999.000000	99.950000	—	Direct
CMP Holdings B.V.	Common Shares	1.000000	0.050000	—	Direct

End of Dec 2012—Subsidiaries and Ownership for CBI Costa Rica, S.A.

CBI de Nicaragua, Sociedad Anónima

Nicaragua

Entity Vitals

Entity Name	CBI de Nicaragua, Sociedad Anónima
Domestic Jurisdiction	Nicaragua
Country	Nicaragua
Entity Type	Other
Formation Date	10-20-1998
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	June 30

Capital Structure—Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	1,000.0000

# Shares Issued	1,000.0000
# Outstanding	1,000.0000

Capital Structure—Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
CBI Caribe, Ltd.	Common Shares	1.000000	0.100000	—	Direct
CBI Company Ltd.	Common Shares	998.000000	99.800000	—	Direct
Chicago Bridge & Iron Company	Common Shares	1.000000	0.100000	—	Direct

End of Dec 2012—Subsidiaries and Ownership for CBI de Nicaragua, Sociedad Anónima

CBI de Venezuela, C. A.

Venezuela

Entity Vitals

Entity Name	CBI de Venezuela, C. A.
Domestic Jurisdiction	Venezuela
Country	Venezuela
Entity Type	Other
Formation Date	09-07-1972
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure—Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	2,505,000.0000
# Shares Issued	2,505,000.0000
# Outstanding	2,505,000.0000

Capital Structure—Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron Company	Common Shares	25,050.000000	1.000000	—	Direct

End of Dec 2012—Subsidiaries and Ownership for CBI de Venezuela, C. A.

CBI Dominicana, SRL

Dominican Republic

Entity Vitals

Entity Name	CBI Dominicana, SRL
Domestic Jurisdiction	Dominican Republic
Country	Dominican Republic
Entity Type	Corporation
Formation Date	06-16-2008
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure—Non-Derivative

Security Name	Ordinary Shares
Type	Common
# Shares Authorized	6,900.0000
# Shares Issued	6,900.0000
# Outstanding	6,900.0000

Capital Structure—Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Browning, Walter G.	Ordinary Shares	1.000000	0.014493	—	Direct
Canals, Cesar E.	Ordinary Shares	1.000000	0.014493	—	Direct

Chicago Bridge & Iron Company B.V.	Ordinary Shares	6,894.000000	99.913043	—	Direct
Lopez, Sergio	Ordinary Shares	1.000000	0.014493	—	Direct
Novak, Timothy	Ordinary Shares	1.000000	0.014493	—	Direct
Rector, Ronald B.	Ordinary Shares	1.000000	0.014493	—	Direct
Schmidt, Kenneth L.	Ordinary Shares	1.000000	0.014493	—	Direct

End of Dec 2012—Subsidiaries and Ownership for CBI Dominicana, SRL

CBI Eastern Anstalt

Vaduz, Liechtenstein

Entity Vitals

Entity Name	CBI Eastern Anstalt
Domestic Jurisdiction	Vaduz, Liechtenstein
Country	Liechtenstein
Entity Type	Other
Formation Date	12-21-1973
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure—Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	1.0000
# Shares Issued	1.0000
# Outstanding	1.0000

Capital Structure—Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron (Antilles) N. V.	Common Shares	1.000000	100.000000	—	Direct

End of Dec 2012—Subsidiaries and Ownership for CBI Eastern Anstalt

CBI Jamaica Limited

JAMAICA

Entity Vitals

Entity Name	CBI Jamaica Limited
Domestic Jurisdiction	JAMAICA
Country	Jamaica
Entity Type	Other
Formation Date	07-20-2005
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure—Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	5,000.0000
# Shares Issued	5,000.0000
# Outstanding	5,000.0000

Capital Structure—Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron Company B.V.	Common Shares	5,000.000000	100.000000	—	Direct

End of Dec 2012—Subsidiaries and Ownership for CBI Jamaica Limited

CBI Luxembourg S.a.r.l.

Luxembourg

Entity Vitals

Entity Name	CBI Luxembourg S.a.r.l.
Domestic Jurisdiction	Luxembourg
Country	Luxembourg
Entity Type	Other
Formation Date	04-23-2003
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure—Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	800.0000
# Shares Issued	800.0000
# Outstanding	800.0000

Capital Structure—Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron Company B.V.	Common Shares	800.000000	100.000000	—	Direct

End of Dec 2012—Subsidiaries and Ownership for CBI Luxembourg S.a.r.l.

CBI Montajes de Chile Limitada

Chile

Entity Vitals

Entity Name	CBI Montajes de Chile Limitada
Domestic Jurisdiction	Chile

Country	Chile
Entity Type	Other
Formation Date	11-22-2005
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure—Non-Derivative

Security Name	Class A Common Shares
Type	Common
# Shares Authorized	1,000.0000
# Shares Issued	1,000.0000
# Outstanding	1,000.0000

Capital Structure—Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron (Antilles) N. V.	Class A Common Shares	10.000000	1.000000	—	Direct
Chicago Bridge & Iron Company B.V.	Class A Common Shares	990.000000	99.000000	—	Direct

End of Dec 2012—Subsidiaries and Ownership for CBI Montajes de Chile Limitada

CBI Overseas, LLC

Delaware

Entity Vitals

Entity Name	CBI Overseas, LLC
Domestic Jurisdiction	Delaware
Country	United States
Entity Type	Limited Liability Company
Formation Date	03-17-1997
Federal Tax ID	—
Status	Active - Non Dormant

Fiscal Year End	December 31

Capital Structure—Non-Derivative

Security Name	Percentage Ownership Interest
Type	—
# Shares Authorized	—
# Shares Issued	—
# Outstanding	—

Capital Structure—Derivative

There are no entries in this list

Owners

There are no entries in this list

End of Dec 2012—Subsidiaries and Ownership for CBI Overseas, LLC

CBI Panama, S.A.

Panama

Entity Vitals

Entity Name	CBI Panama, S.A.
Domestic Jurisdiction	Panama
Country	Panama
Entity Type	Other
Formation Date	12-20-2007
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure—Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	1,000.0000
# Shares Issued	1,000.0000
# Outstanding	1,000.0000

Capital Structure—Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron Company B.V.	Common Shares	1,000.000000	100.000000	—	Direct

End of Dec 2012—Subsidiaries and Ownership for CBI Panama, S.A.

CBI Peruana SAC

Peru

Entity Vitals

Entity Name	CBI Peruana SAC
Domestic Jurisdiction	Peru
Country	Peru
Entity Type	Other
Formation Date	10-10-2006
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure—Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	5,000.0000
# Shares Issued	5,000.0000
# Outstanding	5,000.0000

Capital Structure—Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Cedeno, Cipriano	Common Shares	0.010000	0.000200	—	Direct
Chicago Bridge & Iron Company B.V.	Common Shares	4,999.990000	99.999800	—	Direct

End of Dec 2012—Subsidiaries and Ownership for CBI Peruana SAC

CBI Services, Inc.

Delaware

Entity Vitals

Entity Name	CBI Services, Inc.
Domestic Jurisdiction	Delaware
Country	United States
Entity Type	Corporation
Formation Date	06-24-1985
Federal Tax ID	36-3369071
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure—Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	1,000,000.0000
# Shares Issued	11,000.0000
# Outstanding	11,000.0000

Security Name	Preferred Shares
Type	Common
# Shares Authorized	100,000.0000
# Shares Issued	22,202.0000
# Outstanding	22,202.0000

Security Name	Preferred Shares Series B
Type	Common
# Shares Authorized	48,000.0000
# Shares Issued	8,000.0000
# Outstanding	8,000.0000

Capital Structure—Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron Company	Common Shares	11,000.000000	100.000000	—	Direct
Horton CBI, Limited	Preferred Shares	22,202.000000	100.000000	—	Direct
Horton CBI, Limited	Preferred Shares Series B	8,000.000000	100.000000	—	Direct

End of Dec 2012—Subsidiaries and Ownership for CBI Services, Inc.

CBI Venezolana, S. A.

Venezuela

Entity Vitals

Entity Name	CBI Venezolana, S. A.
Domestic Jurisdiction	Venezuela
Country	Venezuela
Entity Type	Other
Formation Date	09-09-1985
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure—Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	1,190,000,000.0000
# Shares Issued	17,200.0000
# Outstanding	17,200.0000

Capital Structure—Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron Company B.V.	Common Shares	17,200.000000	100.000000	—	Direct

End of Dec 2012—Subsidiaries and Ownership for CBI Venezolana, S. A.

CBIT I, LLC

Delaware

Entity Vitals

Entity Name	CBIT I, LLC
Domestic Jurisdiction	Delaware
Country	United States
Entity Type	Limited Liability Company
Formation Date	08-28-2007
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure—Non-Derivative

Security Name	Percentage Ownership Interest
Type	—
# Shares Authorized	—
# Shares Issued	—
# Outstanding	—

Capital Structure—Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron Company B.V.	Percentage Ownership Interest	49.000000	49.000000	—	Direct
Lopez, Sergio	Percentage Ownership Interest	26.000000	26.000000	—	Direct

Reyes, Luciano	Percentage Ownership Interest	25.000000	25.000000	—	Direct

End of Dec 2012—Subsidiaries and Ownership for CBIT I, LLC

CBIT II, LLC

Delaware

Entity Vitals

Entity Name	CBIT II, LLC
Domestic Jurisdiction	Delaware
Country	United States
Entity Type	Limited Liability Company
Formation Date	08-28-2007
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure—Non-Derivative

Security Name	Percentage Ownership Interest
Type	—
# Shares Authorized	—
# Shares Issued	—
# Outstanding	—

Capital Structure—Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron Company B.V.	Percentage Ownership Interest	49.000000	49.000000	—	Direct
Lopez, Sergio	Percentage Ownership Interest	26.000000	26.000000	—	Direct
Reyes, Luciano	Percentage Ownership Interest	25.000000	25.000000	—	Direct

End of Dec 2012—Subsidiaries and Ownership for CBIT II, LLC

CBIT III, LLC

Delaware

Entity Vitals

Entity Name	CBIT III, LLC
Domestic Jurisdiction	Delaware
Country	United States
Entity Type	Limited Liability Company
Formation Date	08-28-2007
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure—Non-Derivative

Security Name	Percentage Ownership Interest
Type	—
# Shares Authorized	—
# Shares Issued	—
# Outstanding	—

Capital Structure—Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron Company B.V.	Percentage Ownership Interest	49.000000	49.000000	—	Direct
Lopez, Sergio	Percentage Ownership Interest	26.000000	26.000000	—	Direct
Reyes, Luciano	Percentage Ownership Interest	25.000000	25.000000	—	Direct

End of Dec 2012—Subsidiaries and Ownership for CBIT III, LLC

CBIT IV, LLC

Delaware

Entity Vitals

Entity Name	CBIT IV, LLC
Domestic Jurisdiction	Delaware
Country	United States
Entity Type	Limited Liability Company
Formation Date	08-28-2007
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure—Non-Derivative

Security Name	Percentage Ownership Interest
Type	—
# Shares Authorized	—
# Shares Issued	—
# Outstanding	—

Capital Structure—Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron Company B.V.	Percentage Ownership Interest	49.000000	49.000000	—	Direct
Lopez, Sergio	Percentage Ownership Interest	26.000000	26.000000	—	Direct
Reyes, Luciano	Percentage Ownership Interest	25.000000	25.000000	—	Direct

End of Dec 2012—Subsidiaries and Ownership for CBIT IV, LLC

CDTECH International Corporation

Delaware

Entity Vitals

Entity Name	CDTECH International Corporation
Domestic Jurisdiction	Delaware

Country	United States
Entity Type	Corporation
Formation Date	07-25-2001
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure—Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	1,000.0000
# Shares Issued	1,000.0000
# Outstanding	1,000.0000

Capital Structure—Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Catalytic Distillation Technologies	Common Shares	1,000.000000	100.000000	—	Direct

End of Dec 2012—Subsidiaries and Ownership for CDTECH International Corporation

Central Trading Company, Ltd.

Delaware

Entity Vitals

Entity Name	Central Trading Company, Ltd.
Domestic Jurisdiction	Delaware
Country	United States
Entity Type	Corporation
Formation Date	12-09-1988
Federal Tax ID	36-3621439
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure—Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	1,000.0000
# Shares Issued	1,000.0000
# Outstanding	1,000.0000

Capital Structure—Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron Company	Common Shares	1,000.000000	100.000000	—	Direct

End of Dec 2012—Subsidiaries and Ownership for Central Trading Company, Ltd.

Chemical Research & Licensing Company

Texas

Entity Vitals

Entity Name	Chemical Research & Licensing Company
Domestic Jurisdiction	Texas
Country	United States
Entity Type	Corporation
Formation Date	05-19-1978
Federal Tax ID	1-74-2051170 - 5
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure—Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	300,000.0000
# Shares Issued	40,000.0000
# Outstanding	40,000.0000

Capital Structure—Derivative

There are no entries in this list

Owners

There are no entries in this list

End of Dec 2012—Subsidiaries and Ownership for Chemical Research & Licensing Company

Chevron Lummus Global L.L.C.

Delaware

Entity Vitals

Entity Name	Chevron Lummus Global L.L.C.
Domestic Jurisdiction	Delaware
Country	United States
Entity Type	Limited Liability Company
Formation Date	04-01-1994
Federal Tax ID	94-3204240
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure—Non-Derivative

Security Name	Percentage Ownership Interest
Type	—
# Shares Authorized	—
# Shares Issued	—
# Outstanding	—

Capital Structure—Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Lummus Catalyst Company Ltd.	Percentage Ownership Interest	50.000000	50.000000	—	Direct

End of Dec 2012—Subsidiaries and Ownership for Chevron Lummus Global L.L.C.

Chicago Bridge & Iron (Antilles) N. V.

Curacao

Entity Vitals

Entity Name	Chicago Bridge & Iron (Antilles) N. V.
Domestic Jurisdiction	Curacao
Country	Netherlands Antilles
Entity Type	Other
Formation Date	04-15-1996
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure—Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	30,000.0000
# Shares Issued	6,000.0000
# Outstanding	6,000.0000

Capital Structure—Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron Company B.V.	Common Shares	6,000.000000	100.000000	—	Direct

End of Dec 2012—Subsidiaries and Ownership for Chicago Bridge & Iron (Antilles) N. V.

Chicago Bridge & Iron Company

Delaware

Entity Vitals

Entity Name	Chicago Bridge & Iron Company
Domestic Jurisdiction	Delaware
Country	United States
Entity Type	Corporation
Formation Date	01-10-1996
Federal Tax ID	06-1477022
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure—Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	3,000.0000
# Shares Issued	100.0000
# Outstanding	100.0000

Capital Structure—Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
CB&I HOLDINGS B.V.	Common Shares	100.000000	100.000000	—	Direct

End of Dec 2012—Subsidiaries and Ownership for Chicago Bridge & Iron Company

Chicago Bridge & Iron Company

Illinois

Entity Vitals

Entity Name	Chicago Bridge & Iron Company
Domestic Jurisdiction	Illinois

Country	United States
Entity Type	Corporation
Formation Date	08-08-1889
Federal Tax ID	36-0897120
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure—Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	1,000.0000
# Shares Issued	1,000.0000
# Outstanding	1,000.0000

Capital Structure—Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron Company	Common Shares	1,000.000000	100.000000	—	Direct

End of Dec 2012—Subsidiaries and Ownership for Chicago Bridge & Iron Company

Chicago Bridge & Iron Company & Co. L.L.C.

Oman

Entity Vitals

Entity Name	Chicago Bridge & Iron Company & Co. L.L.C.
Domestic Jurisdiction	Oman
Country	Oman
Entity Type	Other
Formation Date	04-22-2003
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure—Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	150,000.0000
# Shares Issued	150,000.0000
# Outstanding	150,000.0000

Capital Structure—Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Al Bussaidy, Sayyid Slaem Musallam Ali	Common Shares	45,000.000000	30.000000	—	Direct
Chicago Bridge & Iron Company B.V.	Common Shares	105,000.000000	70.000000	—	Direct

End of Dec 2012—Subsidiaries and Ownership for Chicago Bridge & Iron Company & Co. L.L.C.

Chicago Bridge & Iron Company (Delaware)

Delaware

Entity Vitals

Entity Name	Chicago Bridge & Iron Company (Delaware)
Domestic Jurisdiction	Delaware
Country	United States
Entity Type	Corporation
Formation Date	05-14-1979
Federal Tax ID	36-3026565
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure—Non-Derivative

Security Name	Common Shares
Type	Common

# Shares Authorized	1,000.0000
# Shares Issued	1,000.0000
# Outstanding	1,000.0000

Capital Structure—Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron Company	Common Shares	1,000.000000	100.000000	—	Direct

End of Dec 2012—Subsidiaries and Ownership for Chicago Bridge & Iron Company (Delaware)

Chicago Bridge & Iron Company (Egypt) LLC

Giza

Entity Vitals

Entity Name	Chicago Bridge & Iron Company (Egypt) LLC
Domestic Jurisdiction	Giza
Country	Egypt
Entity Type	Other
Formation Date	11-23-1999
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure—Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	2,000.0000
# Shares Issued	2,000.0000
# Outstanding	2,000.0000

Capital Structure—Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron Company B.V.	Common Shares	1,600.000000	80.000000	—	Direct
Marco, Basil	Common Shares	200.000000	10.000000	—	Direct
Nassar, Mike	Common Shares	200.000000	10.000000	—	Direct

End of Dec 2012—Subsidiaries and Ownership for Chicago Bridge & Iron Company (Egypt) LLC

Chicago Bridge & Iron Company B.V.

The Netherlands

Entity Vitals

Entity Name	Chicago Bridge & Iron Company B.V.
Domestic Jurisdiction	The Netherlands
Country	Netherlands
Entity Type	Other
Formation Date	03-17-1997
Federal Tax ID	805684372
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure—Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	200.0000
# Shares Issued	50.0000
# Outstanding	50.0000

Capital Structure—Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Lealand Finance Company B.V.	Common Shares	50.000000	100.000000	—	Direct

End of Dec 2012—Subsidiaries and Ownership for Chicago Bridge & Iron Company B.V.

Chicago Bridge & Iron Company N.V.

The Netherlands

Entity Vitals

Entity Name	Chicago Bridge & Iron Company N.V.
Domestic Jurisdiction	The Netherlands
Country	Netherlands
Entity Type	Other
Formation Date	11-22-1996
Federal Tax ID	805684372
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure—Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	250,000,000.0000
# Shares Issued	98,083,608.0000
# Outstanding	98,083,608.0000

Capital Structure—Derivative

There are no entries in this list

Owners

There are no entries in this list

End of Dec 2012—Subsidiaries and Ownership for Chicago Bridge & Iron Company N.V.

Chicago Bridge de México, S.A. de C.V.

Mexico

Entity Vitals

Entity Name	Chicago Bridge de México, S.A. de C.V.
Domestic Jurisdiction	Mexico
Country	Mexico
Entity Type	Other
Formation Date	01-13-1998
Federal Tax ID	ACE-980113T61
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure—Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	1,000.0000
# Shares Issued	1,000.0000
# Outstanding	1,000.0000

Capital Structure—Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron (Antilles) N. V.	Common Shares	1.000000	0.100000	—	Direct
Chicago Bridge & Iron Company B.V.	Common Shares	999.000000	99.900000	—	Direct

End of Dec 2012—Subsidiaries and Ownership for Chicago Bridge de México, S.A. de C.V.

Chicago Bridge Servcios Petroleros S.A.

Bolivia

Entity Vitals

Entity Name	Chicago Bridge Servcios Petroleros S.A.
Domestic Jurisdiction	Bolivia

Country	Bolivia
Entity Type	Corporation
Formation Date	12-01-2011
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure—Non-Derivative

Security Name	Ordinary Shares
Type	Common
# Shares Authorized	35.0000
# Shares Issued	35.0000
# Outstanding	35.0000

Capital Structure—Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
CB&I Europe B. V.	Ordinary Shares	1.000000	2.857143	—	Direct
Chicago Bridge & Iron Company B.V.	Ordinary Shares	33.000000	94.285714	—	Direct
CMP Holdings B.V.	Ordinary Shares	1.000000	2.857143	—	Direct

End of Dec 2012—Subsidiaries and Ownership for Chicago Bridge Servcios Petroleros S.A.

Chicago Bridge Uruguay S.A.

Uruguay

Entity Vitals

Entity Name	Chicago Bridge Uruguay S.A.
Domestic Jurisdiction	Uruguay
Country	Uruguay
Entity Type	Other
Formation Date	12-12-1996
Federal Tax ID	—
Status	Active - Non Dormant

Fiscal Year End	—

Capital Structure—Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	1,050,000.0000
# Shares Issued	262,500.0000
# Outstanding	262,500.0000

Capital Structure—Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron Company B.V.	Common Shares	262,500.000000	100.000000	—	Direct

End of Dec 2012—Subsidiaries and Ownership for Chicago Bridge Uruguay S.A.

CLG Technical Services LLC

Delaware

Entity Vitals

Entity Name	CLG Technical Services LLC
Domestic Jurisdiction	Delaware
Country	United States
Entity Type	Corporation
Formation Date	07-10-2002
Federal Tax ID	20-3546217
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure—Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	100.0000

# Shares Issued	10.0000
# Outstanding	10.0000

Capital Structure—Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chevron Lummus Global L.L.C.	Common Shares	10.000000	100.000000	—	Direct

End of Dec 2012—Subsidiaries and Ownership for CLG Technical Services LLC

CMP Holdings B.V.

The Netherlands

Entity Vitals

Entity Name	CMP Holdings B.V.
Domestic Jurisdiction	The Netherlands
Country	Netherlands
Entity Type	Other
Formation Date	07-22-1981
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure—Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	60,000,000.0000
# Shares Issued	42,889,195.0000
# Outstanding	42,889,195.0000

Capital Structure—Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron Company B.V.	Common Shares	42,889,195.000000	100.000000	—	Direct

End of Dec 2012—Subsidiaries and Ownership for CMP Holdings B.V.

Constructora C.B.I. Limitada

Chile

Entity Vitals

Entity Name	Constructora C.B.I. Limitada
Domestic Jurisdiction	Chile
Country	Chile
Entity Type	Other
Formation Date	02-06-1987
Federal Tax ID	—
Status	Active - Dormant
Fiscal Year End	—

Capital Structure—Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	205,000.0000
# Shares Issued	205,000.0000
# Outstanding	205,000.0000

Capital Structure—Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
CBI Company Ltd.	Common Shares	202,950.000000	99.000000	—	Direct
Chicago Bridge & Iron Company	Common Shares	2,050.000000	1.000000	—	Direct

End of Dec 2012—Subsidiaries and Ownership for Constructora C.B.I. Limitada

Constructors International, L.L.C.

Delaware

Entity Vitals

Entity Name	Constructors International, L.L.C.
Domestic Jurisdiction	Delaware
Country	United States
Entity Type	Limited Liability Company
Formation Date	08-20-1974
Federal Tax ID	75-2905207
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure—Non-Derivative

Security Name	Percentage Ownership Interest
Type	—
# Shares Authorized	—
# Shares Issued	—
# Outstanding	—

Capital Structure—Derivative

There are no entries in this list

Owners

There are no entries in this list

End of Dec 2012—Subsidiaries and Ownership for Constructors International, L.L.C.

Crystal Acquisition Subsidiary Inc.

Louisiana

Entity Vitals

Entity Name	Crystal Acquisition Subsidiary Inc.
Domestic Jurisdiction	Louisiana
Country	United States
Entity Type	Corporation
Formation Date	07-17-2012
Federal Tax ID	46-1073870
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure—Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	10,000.0000
# Shares Issued	1,000.0000
# Outstanding	1,000.0000

Capital Structure—Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron Company N.V.	Common Shares	1,000.000000	100.000000	—	Direct

End of Dec 2012—Subsidiaries and Ownership for Crystal Acquisition Subsidiary Inc.

CSA Trading Company Ltd.

Delaware

Entity Vitals

Entity Name	CSA Trading Company Ltd.
Domestic Jurisdiction	Delaware
Country	United States
Entity Type	Corporation

Formation Date	11-04-2004
Federal Tax ID	20-1973663
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure—Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	10,000.0000
# Shares Issued	10,000.0000
# Outstanding	10,000.0000

Capital Structure—Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron Company	Common Shares	10,000.000000	100.000000	—	Direct

End of Dec 2012—Subsidiaries and Ownership for CSA Trading Company Ltd.

CSC Netherlands B.V.

Amsterdam

Entity Vitals

Entity Name	CSC Netherlands B.V.
Domestic Jurisdiction	Amsterdam
Country	Netherlands
Entity Type	Private Limited Company
Formation Date	11-29-2012
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure—Non-Derivative

Security Name	Common Shares

Type	Common
# Shares Authorized	300,000.0000
# Shares Issued	300,000.0000
# Outstanding	300,000.0000

Capital Structure—Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
CB&I Oil & Gas Europe B.V.	Common Shares	100,000.000000	33.333333	—	Direct
Chiyoda Corporation	Common Shares	100,000.000000	33.333333	—	Direct
Saipem International N.V.	Common Shares	100,000.000000	33.333333	—	Direct

End of Dec 2012—Subsidiaries and Ownership for CSC Netherlands B.V.

Fibre Making Processes, Inc.

Illinois

Entity Vitals

Entity Name	Fibre Making Processes, Inc.
Domestic Jurisdiction	Illinois
Country	United States
Entity Type	Corporation
Formation Date	09-09-1916
Federal Tax ID	94-1014317
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure—Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	750.0000
# Shares Issued	750.0000

# Outstanding	750.0000

Capital Structure—Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron Company	Common Shares	750.000000	100.000000	—	Direct

End of Dec 2012—Subsidiaries and Ownership for Fibre Making Processes, Inc.

HBI Holdings, LLC

Delaware

Entity Vitals

Entity Name	HBI Holdings, LLC
Domestic Jurisdiction	Delaware
Country	United States
Entity Type	Limited Liability Company
Formation Date	07-23-1999
Federal Tax ID	75-2838623
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure—Non-Derivative

Security Name	Percentage Ownership Interest
Type	—
# Shares Authorized	—
# Shares Issued	—
# Outstanding	—

Capital Structure—Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Howe-Baker International Management, LLC	Percentage Ownership Interest	100.000000	100.000000	—	Direct

End of Dec 2012—Subsidiaries and Ownership for HBI Holdings, LLC

Highland Trading Company, Ltd.

Cayman Islands

Entity Vitals

Entity Name	Highland Trading Company, Ltd.
Domestic Jurisdiction	Cayman Islands
Country	British West Indies
Entity Type	Other
Formation Date	09-12-1989
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	September 11

Capital Structure—Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	50,000.0000
# Shares Issued	2.0000
# Outstanding	2.0000

Capital Structure—Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron Company	Common Shares	2.000000	100.000000	—	Direct

End of Dec 2012—Subsidiaries and Ownership for Highland Trading Company, Ltd.

Horton CBI, Limited

Alberta

Entity Vitals

Entity Name	Horton CBI, Limited
Domestic Jurisdiction	Alberta
Country	Canada
Entity Type	Corporation
Formation Date	08-04-1916
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure—Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	65,000.0000
# Shares Issued	64,979.0000
# Outstanding	64,979.0000

Capital Structure—Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chasin, Phil	Common Shares	1.000000	0.001539	—	Direct
Chicago Bridge & Iron Company B.V.	Common Shares	64,965.000000	99.978455	—	Direct
Inman, William	Common Shares	13.000000	0.020006	—	Direct

End of Dec 2012—Subsidiaries and Ownership for Horton CBI, Limited

Howe-Baker Eastern Limited

United Kingdom

Entity Vitals

Entity Name	Howe-Baker Eastern Limited
Domestic Jurisdiction	United Kingdom
Country	United Kingdom
Entity Type	Other
Formation Date	11-06-2001
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure—Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	1,000,000.0000
# Shares Issued	1.0000
# Outstanding	1.0000

Capital Structure—Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron Company B.V.	Common Shares	1.000000	100.000000	—	Direct

End of Dec 2012—Subsidiaries and Ownership for Howe-Baker Eastern Limited

Howe-Baker Engineers, Ltd.

Texas

Entity Vitals

Entity Name	Howe-Baker Engineers, Ltd.
Domestic Jurisdiction	Texas

Country	United States
Entity Type	Limited Partnership
Formation Date	01-04-2001
Federal Tax ID	75-2912742
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure—Non-Derivative

Security Name	Percentage Ownership Interest
Type	—
# Shares Authorized	—
# Shares Issued	—
# Outstanding	—

Capital Structure—Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Howe-Baker Holdings, L.L.C.	Percentage Ownership Interest	99.000000	99.000000	—	Direct
Howe-Baker Management, L.L.C.	Percentage Ownership Interest	1.000000	1.000000	—	Direct

End of Dec 2012—Subsidiaries and Ownership for Howe-Baker Engineers, Ltd.

Howe-Baker Holdings, L.L.C.

Delaware

Entity Vitals

Entity Name	Howe-Baker Holdings, L.L.C.
Domestic Jurisdiction	Delaware
Country	United States
Entity Type	Limited Liability Company
Formation Date	06-27-1974
Federal Tax ID	75-2905206
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure—Non-Derivative

Security Name	Percentage Ownership Interest
Type	—
# Shares Authorized	—
# Shares Issued	—
# Outstanding	—

Capital Structure—Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Howe-Baker International, L.L.C.	Percentage Ownership Interest	100.000000	100.000000	—	Direct

End of Dec 2012—Subsidiaries and Ownership for Howe-Baker Holdings, L.L.C.

Howe-Baker International Management, LLC

Delaware

Entity Vitals

Entity Name	Howe-Baker International Management, LLC
Domestic Jurisdiction	Delaware
Country	United States
Entity Type	Limited Liability Company
Formation Date	07-23-1999
Federal Tax ID	75-2838620
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure—Non-Derivative

Security Name	Percentage Ownership Interest
Type	—
# Shares Authorized	—
# Shares Issued	—
# Outstanding	—

Capital Structure—Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Howe-Baker International, L.L.C.	Percentage Ownership Interest	100.000000	100.000000	—	Direct

End of Dec 2012—Subsidiaries and Ownership for Howe-Baker International Management, LLC

Howe-Baker International, L.L.C.

Delaware

Entity Vitals

Entity Name	Howe-Baker International, L.L.C.
Domestic Jurisdiction	Delaware
Country	United States
Entity Type	Limited Liability Company
Formation Date	08-27-1980
Federal Tax ID	75-2905191
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure—Non-Derivative

Security Name	Percentage Ownership Interest
Type	—
# Shares Authorized	—
# Shares Issued	—
# Outstanding	—

Capital Structure—Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
CB&I Inc.	Percentage Ownership Interest	100.000000	100.000000	—	Direct

End of Dec 2012—Subsidiaries and Ownership for Howe-Baker International, L.L.C.

Howe-Baker Management, L.L.C.

Delaware

Entity Vitals

Entity Name	Howe-Baker Management, L.L.C.
Domestic Jurisdiction	Delaware
Country	United States
Entity Type	Limited Liability Company
Formation Date	09-24-1998
Federal Tax ID	75-2905212
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure—Non-Derivative

Security Name	Percentage Ownership Interest
Type	—
# Shares Authorized	—
# Shares Issued	—
# Outstanding	—

Capital Structure—Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Howe-Baker Holdings, L.L.C.	Percentage Ownership Interest	100.000000	100.000000	—	Direct

End of Dec 2012—Subsidiaries and Ownership for Howe-Baker Management, L.L.C.

Hua Lu Engineering Co., Ltd.

China

Entity Vitals

Entity Name	Hua Lu Engineering Co., Ltd.
Domestic Jurisdiction	China
Country	China
Entity Type	Joint Venture - Foreign
Formation Date	06-01-1985
Federal Tax ID	3105600002317
Status	Active - Non Dormant
Fiscal Year End	--

Capital Structure—Non-Derivative

Security Name	Membership Units
Type	Preferred
# Shares Authorized	100.0000
# Shares Issued	100.0000
# Outstanding	100.0000

Capital Structure—Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Lummus Technology Inc.	Membership Units	50.000000	50.000000	—	Direct
SINOPEC (China Petrochemical International Company)	Membership Units	50.000000	50.000000	—	Direct

End of Dec 2012—Subsidiaries and Ownership for Hua Lu Engineering Co., Ltd.

International Process Supply Company, Ltd

Cayman Islands

Entity Vitals

Entity Name	International Process Supply Company, Ltd
Domestic Jurisdiction	Cayman Islands
Country	British West Indies
Entity Type	Other
Formation Date	02-28-2002
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure—Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	50,000.0000
# Shares Issued	50,000.0000
# Outstanding	50,000.0000

Capital Structure—Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron (Antilles) N. V.	Common Shares	50,000.000000	100.000000	—	Direct

End of Dec 2012—Subsidiaries and Ownership for International Process Supply Company, Ltd

IOP Services

England

Entity Vitals

Entity Name	IOP Services
Domestic Jurisdiction	England
Country	England
Entity Type	Other

Formation Date	12-17-1996
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure—Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	5,000.0000
# Shares Issued	1,000.0000
# Outstanding	1,000.0000

Capital Structure—Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
CB&I Oil & Gas Europe B.V.	Common Shares	1,000.000000	100.000000	—	Direct

End of Dec 2012—Subsidiaries and Ownership for IOP Services

Lealand Finance Company B.V.

The Netherlands

Entity Vitals

Entity Name	Lealand Finance Company B.V.
Domestic Jurisdiction	The Netherlands
Country	Netherlands
Entity Type	Other
Formation Date	12-30-1996
Federal Tax ID	805684372
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure—Non-Derivative

Security Name	Common Shares

Type	Common
# Shares Authorized	200.0000
# Shares Issued	40.0000
# Outstanding	40.0000

Capital Structure—Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron Company N.V.	Common Shares	40.000000	100.000000	—	Direct

End of Dec 2012—Subsidiaries and Ownership for Lealand Finance Company B.V.

Lummus Alireza Ltd Co

Saudi Arabia

Entity Vitals

Entity Name	Lummus Alireza Ltd Co
Domestic Jurisdiction	Saudi Arabia
Country	Saudi Arabia
Entity Type	Limited Liability Company
Formation Date	01-11-1977
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure—Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	35,000.0000
# Shares Issued	35,000.0000
# Outstanding	35,000.0000

Capital Structure—Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Alireza, Alawi Mahmood	Common Shares	735.000000	2.100000	—	Direct
Alireza, Yousuf	Common Shares	735.000000	2.100000	—	Direct
CB&I Nederland B.V.	Common Shares	33,530.000000	95.800000	—	Direct

End of Dec 2012—Subsidiaries and Ownership for Lummus Alireza Ltd Co

Lummus Catalyst Company Ltd.

Delaware

Entity Vitals

Entity Name	Lummus Catalyst Company Ltd.
Domestic Jurisdiction	Delaware
Country	United States
Entity Type	Corporation
Formation Date	01-07-1992
Federal Tax ID	06-1334969
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure—Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	1,500.0000
# Shares Issued	100.0000
# Outstanding	100.0000

Capital Structure—Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Lummus Technology Inc.	Common Shares	100.000000	100.000000	—	Direct

End of Dec 2012—Subsidiaries and Ownership for Lummus Catalyst Company Ltd.

Lummus International Corporation

Delaware

Entity Vitals

Entity Name	Lummus International Corporation
Domestic Jurisdiction	Delaware
Country	United States
Entity Type	Corporation
Formation Date	01-07-1992
Federal Tax ID	06-1334973
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure—Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	1,500.0000
# Shares Issued	100.0000
# Outstanding	100.0000

Capital Structure—Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Lummus Technology Inc.	Common Shares	100.000000	100.000000	—	Direct

End of Dec 2012—Subsidiaries and Ownership for Lummus International Corporation

Lummus Novolen Technology GmbH

GERMANY

Entity Vitals

Entity Name	Lummus Novolen Technology GmbH
Domestic Jurisdiction	GERMANY
Country	Germany
Entity Type	Other
Formation Date	12-20-2006
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure—Non-Derivative

Security Name	Capitalization in Euros
Type	Common
# Shares Authorized	25,000.0000
# Shares Issued	25,000.0000
# Outstanding	25,000.0000

Capital Structure—Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
CB&I Lummus GmbH	Capitalization in Euros	25,000.000000	100.000000	—	Direct

End of Dec 2012—Subsidiaries and Ownership for Lummus Novolen Technology GmbH

Lummus Overseas Corporation

Delaware

Entity Vitals

Entity Name	Lummus Overseas Corporation
Domestic Jurisdiction	Delaware
Country	United States

Entity Type	Corporation
Formation Date	11-01-1968
Federal Tax ID	13-2623361
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure—Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	100.0000
# Shares Issued	100.0000
# Outstanding	100.0000

Capital Structure—Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Lummus Technology Inc.	Common Shares	100.000000	100.000000	—	Direct

End of Dec 2012—Subsidiaries and Ownership for Lummus Overseas Corporation

Lummus Technology B.V.

The Hague

Entity Vitals

Entity Name	Lummus Technology B.V.
Domestic Jurisdiction	The Hague
Country	Netherlands
Entity Type	Other
Formation Date	01-04-2000
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure—Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	1,000.0000
# Shares Issued	200.0000
# Outstanding	200.0000

Capital Structure—Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Lummus Technology Inc.	Common Shares	200.000000	100.000000	—	Direct

End of Dec 2012—Subsidiaries and Ownership for Lummus Technology B.V.

Lummus Technology Heat Transfer B.V.

The Hague

Entity Vitals

Entity Name	Lummus Technology Heat Transfer B.V.
Domestic Jurisdiction	The Hague
Country	Netherlands
Entity Type	Other
Formation Date	12-07-1984
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure—Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	22,690.0000
# Shares Issued	4,538.0000
# Outstanding	4,538.0000

Capital Structure—Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
CB&I Oil & Gas Europe B.V.	Common Shares	4,538.000000	100.000000	—	Direct

End of Dec 2012—Subsidiaries and Ownership for Lummus Technology Heat Transfer B.V.

Lummus Technology Inc.

Delaware

Entity Vitals

Entity Name	Lummus Technology Inc.
Domestic Jurisdiction	Delaware
Country	United States
Entity Type	Corporation
Formation Date	12-19-1930
Federal Tax ID	13-0989425
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure—Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	100,000.0000
# Shares Issued	61,160.0000
# Outstanding	61,160.0000

Capital Structure—Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron Company	Common Shares	61,160.000000	100.000000	—	Direct

End of Dec 2012—Subsidiaries and Ownership for Lummus Technology Inc.

Lutech Resources Australia Pty Ltd

W. Australia

Entity Vitals

Entity Name	Lutech Resources Australia Pty Ltd
Domestic Jurisdiction	W. Australia
Country	Australia
Entity Type	Corporation
Formation Date	07-29-2011
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure—Non-Derivative

Security Name	Ordinary
Type	Common
# Shares Authorized	1.0000
# Shares Issued	1.0000
# Outstanding	1.0000

Capital Structure—Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron Company B.V.	Ordinary	1.000000	100.000000	—	Direct

End of Dec 2012—Subsidiaries and Ownership for Lutech Resources Australia Pty Ltd

Lutech Resources B.V.

The Hague

Entity Vitals

Entity Name	Lutech Resources B.V.
Domestic Jurisdiction	The Hague
Country	Netherlands
Entity Type	Limited Liability Company
Formation Date	03-12-2009
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure—Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	900.0000
# Shares Issued	180.0000
# Outstanding	180.0000

Capital Structure—Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
CB&I Oil & Gas Europe B.V.	Common Shares	180.000000	100.000000	—	Direct

End of Dec 2012—Subsidiaries and Ownership for Lutech Resources B.V.

Lutech Resources Canada Ltd.

Alberta

Entity Vitals

Entity Name	Lutech Resources Canada Ltd.
Domestic Jurisdiction	Alberta
Country	Canada

Entity Type	Corporation
Formation Date	07-07-2010
Federal Tax ID	803208859
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure—Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	Unlimited
# Shares Issued	100.0000
# Outstanding	100.0000

Capital Structure—Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron Company B.V.	Common Shares	100.000000	100.000000	—	Direct

End of Dec 2012—Subsidiaries and Ownership for Lutech Resources Canada Ltd.

Lutech Resources Inc.

Delaware

Entity Vitals

Entity Name	Lutech Resources Inc.
Domestic Jurisdiction	Delaware
Country	United States
Entity Type	Corporation
Formation Date	10-12-2000
Federal Tax ID	75-2903851
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure—Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	1,000.0000
# Shares Issued	1,000.0000
# Outstanding	1,000.0000

Capital Structure—Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron Company	Common Shares	1,000.000000	100.000000	—	Direct

End of Dec 2012—Subsidiaries and Ownership for Lutech Resources Inc.

Lutech Resources India Private Limited

India

Entity Vitals

Entity Name	Lutech Resources India Private Limited
Domestic Jurisdiction	India
Country	India
Entity Type	Private Limited Company
Formation Date	11-01-2011
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure—Non-Derivative

Security Name	Registered Shares
Type	Common
# Shares Authorized	1,200,000.0000
# Shares Issued	406,237.0000
# Outstanding	406,237.0000

Capital Structure—Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
CB&I Oil & Gas Europe B.V.	Registered Shares	402,143.000000	98.992214	—	Direct
Chicago Bridge & Iron Company B.V.	Registered Shares	4,094.000000	1.007786	—	Direct

End of Dec 2012—Subsidiaries and Ownership for Lutech Resources India Private Limited

Lutech Resources Limited

London

Entity Vitals

Entity Name	Lutech Resources Limited
Domestic Jurisdiction	London
Country	England
Entity Type	Other
Formation Date	06-26-1992
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure—Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	1,000.0000
# Shares Issued	1,000.0000
# Outstanding	1,000.0000

Capital Structure—Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
CB&I Oil & Gas Europe B.V.	Common Shares	1,000.000000	100.000000	—	Direct

End of Dec 2012—Subsidiaries and Ownership for Lutech Resources Limited

Matrix Engineering, Ltd. (MANAGED BY HOWE-BAKER INTERNATIONAL MANAGEMENT, L.L.C.)

Texas

Entity Vitals

Entity Name	Matrix Engineering, Ltd. (MANAGED BY HOWE-BAKER INTERNATIONAL MANAGEMENT, L.L.C.)
Domestic Jurisdiction	Texas
Country	United States
Entity Type	Limited Partnership
Formation Date	10-28-1977
Federal Tax ID	74-1974536
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure—Non-Derivative

Security Name	Percentage Ownership Interest
Type	—
# Shares Authorized	—
# Shares Issued	—
# Outstanding	—

Capital Structure—Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Howe-Baker Holdings, L.L.C.	Percentage Ownership Interest	99.900000	99.900000	—	Direct
Howe-Baker International Management, LLC	Percentage Ownership Interest	0.100000	0.100000	—	Direct

End of Dec 2012—Subsidiaries and Ownership for Matrix Engineering, Ltd. (MANAGED BY HOWE-BAKER INTERNATIONAL MANAGEMENT, L.L.C.)

Matrix Management Services, L.L.C.

Delaware

Entity Vitals

Entity Name	Matrix Management Services, L.L.C.
Domestic Jurisdiction	Delaware
Country	United States
Entity Type	Limited Liability Company
Formation Date	07-23-1999
Federal Tax ID	75-2838621
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure—Non-Derivative

Security Name	Percentage Ownership Interest
Type	—
# Shares Authorized	—
# Shares Issued	—
# Outstanding	—

Capital Structure—Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Matrix Engineering, Ltd. (MANAGED BY HOWE-BAKER INTERNATIONAL MANAGEMENT, L.L.C.)	Percentage Ownership Interest	100.000000	100.000000	—	Direct

End of Dec 2012—Subsidiaries and Ownership for Matrix Management Services, L.L.C.

Neo Creator Co, Limited

Bangkok Metropolis, Thailand

Entity Vitals

Entity Name	Neo Creator Co, Limited
Domestic Jurisdiction	Bangkok Metropolis, Thailand
Country	Thailand
Entity Type	Other
Formation Date	01-24-2003
Federal Tax ID	3 03078978 5
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure—Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	1,499.0000
# Shares Issued	1,499.0000
# Outstanding	1,499.0000

Capital Structure—Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron Company B.V.	Common Shares	499.000000	33.288859	—	Direct
Chueasoey, Pongyuth	Common Shares	1.000000	0.066711	—	Direct
Malawan, Anawat	Common Shares	1.000000	0.066711	—	Direct
Manasarn, Thansammorn	Common Shares	1.000000	0.066711	—	Direct
Poonithet, Adisak	Common Shares	1.000000	0.066711	—	Direct
Sensupa, Satit	Common Shares	1.000000	0.066711	—	Direct
Traisarnsri, Chairat	Common Shares	1.000000	0.066711	—	Direct
Vasinwatanapong, Pattara	Common Shares	1.000000	0.066711	—	Direct
VPPW Business Consultant Ltd.	Common Shares	494.000000	32.955304	—	Direct

End of Dec 2012—Subsidiaries and Ownership for Neo Creator Co, Limited

Netherlands Operating Company B.V.

The Hague

Entity Vitals

Entity Name	Netherlands Operating Company B.V.
Domestic Jurisdiction	The Hague
Country	Netherlands
Entity Type	Other
Formation Date	11-24-1986
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure—Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	910.0000
# Shares Issued	182.0000
# Outstanding	182.0000

Capital Structure—Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
CB&I Oil & Gas Europe B.V.	Common Shares	182.000000	100.000000	—	Direct

End of Dec 2012—Subsidiaries and Ownership for Netherlands Operating Company B.V.

Novolen Technology Holdings C.V.

The Hague

Entity Vitals

Entity Name	Novolen Technology Holdings C.V.
Domestic Jurisdiction	The Hague
Country	Netherlands
Entity Type	Other
Formation Date	08-22-2000
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure—Non-Derivative

Security Name	Units of Ownership
Type	Common
# Shares Authorized	0.0000
# Shares Issued	0.0000
# Outstanding	0.0000

Capital Structure—Derivative

There are no entries in this list

Owners

There are no entries in this list

End of Dec 2012—Subsidiaries and Ownership for Novolen Technology Holdings C.V.

Oasis Supply Company Anstalt

Vaduz, Liechtenstein

Entity Vitals

Entity Name	Oasis Supply Company Anstalt
Domestic Jurisdiction	Vaduz, Liechtenstein
Country	Liechtenstein
Entity Type	Other
Formation Date	12-21-1973
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure—Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	1.0000
# Shares Issued	1.0000
# Outstanding	1.0000

Capital Structure—Derivative There are no entries in this list Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
CBI Eastern Anstalt	Common Shares	1.000000	100.000000	—	Direct

End of Dec 2012—Subsidiaries and Ownership for Oasis Supply Company Anstalt

Oasis Supply Company, Ltd.

Cayman Islands

Entity Vitals

Entity Name	Oasis Supply Company, Ltd.
Domestic Jurisdiction	Cayman Islands
Country	British West Indies
Entity Type	Other
Formation Date	03-28-1991
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure—Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	50,000.0000
# Shares Issued	2.0000

# Outstanding	2.0000

Capital Structure—Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron Company	Common Shares	2.000000	100.000000	—	Direct

End of Dec 2012—Subsidiaries and Ownership for Oasis Supply Company, Ltd.

Oceanic Contractors, Inc.

Delaware

Entity Vitals

Entity Name	Oceanic Contractors, Inc.
Domestic Jurisdiction	Delaware
Country	United States
Entity Type	Corporation
Formation Date	09-14-1964
Federal Tax ID	36-2536765
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure—Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	100,000.0000
# Shares Issued	45,720.0000
# Outstanding	45,720.0000

Capital Structure—Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron Company	Common Shares	45,720.000000	100.000000	—	Direct

End of Dec 2012—Subsidiaries and Ownership for Oceanic Contractors, Inc.

OOO CB&I Lummus

Moscow

Entity Vitals

Entity Name	OOO CB&I Lummus
Domestic Jurisdiction	Moscow
Country	Russian Federation
Entity Type	Other
Formation Date	03-28-2001
Federal Tax ID	7701260987
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure—Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	1.0000
# Shares Issued	1.0000
# Outstanding	1.0000

Capital Structure—Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
CB&I Oil & Gas Europe B.V.	Common Shares	1.000000	100.000000	—	Direct

End of Dec 2012—Subsidiaries and Ownership for OOO CB&I Lummus

Oxford Metal Supply Limited

United Kingdom

Entity Vitals

Entity Name	Oxford Metal Supply Limited
Domestic Jurisdiction	United Kingdom
Country	England
Entity Type	Other
Formation Date	05-09-1960
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure—Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	100.0000
# Shares Issued	100.0000
# Outstanding	100.0000

Capital Structure—Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
CBI Constructors Limited	Common Shares	99.000000	99.000000	—	Direct

End of Dec 2012—Subsidiaries and Ownership for Oxford Metal Supply Limited

P.T. Chicago Bridge & Iron

Indonesia

Entity Vitals

Entity Name	P.T. Chicago Bridge & Iron
Domestic Jurisdiction	Indonesia
Country	Indonesia
Entity Type	Other
Formation Date	11-14-2000
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure—Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	6,624.0000
# Shares Issued	1,656.0000
# Outstanding	1,656.0000

Capital Structure—Derivative

There are no entries in this list

Owners

There are no entries in this list

End of Dec 2012—Subsidiaries and Ownership for P.T. Chicago Bridge & Iron

Pacific Rim Material Supply Company, Ltd.

Cayman Islands

Entity Vitals

Entity Name	Pacific Rim Material Supply Company, Ltd.
Domestic Jurisdiction	Cayman Islands
Country	British West Indies
Entity Type	Other
Formation Date	12-18-1997
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure—Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	50,000.0000
# Shares Issued	2.0000
# Outstanding	2.0000

Capital Structure—Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron (Antilles) N. V.	Common Shares	2.000000	100.000000	—	Direct

End of Dec 2012—Subsidiaries and Ownership for Pacific Rim Material Supply Company, Ltd.

Sarida Offshore Company

B.W.I.

Entity Vitals

Entity Name	Sarida Offshore Company
Domestic Jurisdiction	B.W.I.
Country	Cayman Islands
Entity Type	General Partnership
Formation Date	05-30-1985
Federal Tax ID	—
Status	Active - Dormant
Fiscal Year End	—

Capital Structure—Non-Derivative

There are no entries in this list

Capital Structure—Derivative

There are no entries in this list

Owners

There are no entries in this list

End of Dec 2012—Subsidiaries and Ownership for Sarida Offshore Company

Southern Tropic Material Supply Company, Ltd.

Cayman Islands

Entity Vitals

Entity Name	Southern Tropic Material Supply Company, Ltd.
Domestic Jurisdiction	Cayman Islands
Country	British West Indies
Entity Type	Other
Formation Date	12-18-1997
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure—Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	50,000.0000
# Shares Issued	2.0000
# Outstanding	2.0000

Capital Structure—Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron (Antilles) N. V.	Common Shares	2.000000	100.000000	—	Direct

End of Dec 2012—Subsidiaries and Ownership for Southern Tropic Material Supply Company, Ltd.

Tank Constructors Limited

London

Entity Vitals

Entity Name	Tank Constructors Limited
Domestic Jurisdiction	London
Country	United Kingdom
Entity Type	Other
Formation Date	01-01-1111
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure—Non-Derivative

There are no entries in this list

Capital Structure—Derivative

There are no entries in this list

Owners

There are no entries in this list

End of Dec 2012—Subsidiaries and Ownership for Tank Constructors Limited

Woodlands International Insurance Company

Ireland

Entity Vitals

Entity Name	Woodlands International Insurance Company
Domestic Jurisdiction	Ireland
Country	Ireland
Entity Type	Other
Formation Date	12-16-2003
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure—Non-Derivative

Security Name	Ordinary
Type	Common
# Shares Authorized	5,000,000.0000
# Shares Issued	860,000.0000
# Outstanding	860,000.0000

Capital Structure—Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron Company B.V.	Ordinary	860,000.000000	100.000000	—	Direct

End of Dec 2012—Subsidiaries and Ownership for Woodlands International Insurance Company

World Bridge General Contracting Company

Iraq

Entity Vitals

Entity Name	World Bridge General Contracting Company
Domestic Jurisdiction	Iraq
Country	Iraq
Entity Type	Limited Liability Company
Formation Date	06-20-2011
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure—Non-Derivative

There are no entries in this list

Capital Structure—Derivative

There are no entries in this list

Owners

There are no entries in this list

End of Dec 2012—Subsidiaries and Ownership for World Bridge General Contracting Company

End of Report

hCue, Powering Good Corporate Governance—brought to you by CT Corporation © 2012 , a Wolters Kluwer company

FINANCIAL STATEMENTS

SCHEDULE 5.5

(to Note Purchase Agreement)

SCHEDULE 5.5

Financial Statements

•

Audited financial statements and the audit reports related thereto of the Parent Guarantor and its consolidated Subsidiaries for the fiscal years ended December 31, 2007, December 31, 2008, December 31, 2009, December 31, 2010 and December 31, 2011.

•	Unaudited financial statements of the Parent Guarantor and its consolidated Subsidiaries for the quarterly periods ending March 31, 2012, June 30, 2012, September 30, 2012.

Schedule 5.5 - 1

EXISTING INDEBTEDNESS

SCHEDULE 5.15

(to Note Purchase Agreement)

SCHEDULE 5.15

Existing Indebtedness

(i) All outstanding Indebtedness of the Parent Guarantor and its Subsidiaries as of September 30, 2012

As of September 30, 2012

Section (a) — Borrowed Money

Company	Party	Amount (in $000s)
Chicago Bridge & Iron Company	Term Loan	$40,000
Section (b)—Deferred Purchase Price		$—
Section (c)—Lien Obligations		$—
Section (d)— Notes		$—
Section (e)—Capitalized Leases		$719
Section (f)—Contingent Obligations		See attached Schedule
Section (g)—Letters of Credit		See attached Schedule
Section (h)—Off-Balance Sheet Liabilities
Sale and Leaseback of Plainfield Facility		$28,062
Section (i)—Disqualified Stock		$—

(ii) All agreements providing for committed financing facilities

1.	$125,000,000 Letter of Credit and Term Loan Agreement dated as of November 6, 2006, by and among Chicago Bridge & Iron Company N.V., Chicago Bridge & Iron Company (Delaware), CBI Services, Inc., CB&I Constructors, Inc. and CB&I Tyler Company, as co-obligors, Bank of America, N.A., as administrative agent, the lenders party thereto and the other agents party thereto, as amended by the First Amendment thereto dated as of November 9, 2007, and the Second Amendment thereto dated as of August 5, 2008.

2.	Term Loan Agreement dated as of November 9, 2007, by and among Chicago Bridge & Iron Company N.V., as a guarantor, Chicago Bridge & Iron Company (Delaware), as the borrower, the lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent and the other agents party thereto.

Schedule 5.15 - 1

3.	Third Amended and Restated Credit Agreement dated as of July 23, 2010, by and among Chicago Bridge & Iron Company N.V., the subsidiary borrowers, the lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent, and the other agents party thereto, as amended by Amendment No. 1 thereto dated as of October 14, 2011.

4.	The Bridge Facility, the Term Facility, the Revolving Credit Facility, the Existing Revolving Credit Agreement and the Existing Term Facility

Schedule 5.15 - 2

Schedule -Permitted Existing Contingent Obligations

Consolidated Letters of Credit & Bank Guarantees

as of September 30, 2012

GUARANTEE NUMBER	ISSUING BANK	PURPOSE	AMOUNT IN USD (000’s)
9701	Abu Dhabi International Bank Inc.	Performance	7,295.2
9963	Abu Dhabi International Bank Inc.	Performance	1,003.8
10000	Abu Dhabi International Bank Inc.	Performance	52,680.4
10111	Abu Dhabi International Bank Inc.	Performance	464.5
SO6649/8200	Australian And New Zealand Banking Group Limited	Performance	9,319.5
SO6650/8200	Australian And New Zealand Banking Group Limited	Performance	13,554.4
SO6651/8200	Australian And New Zealand Banking Group Limited	Performance	13,979.3
SO6652/8200	Australian And New Zealand Banking Group Limited	Performance	9,036.3
SO6821/8200	Australian And New Zealand Banking Group Limited	Performance	765.8
SO6822/8200	Australian And New Zealand Banking Group Limited	Performance	1,148.8
SO6823/8200	Australian And New Zealand Banking Group Limited	Performance	497.8
SO6824/8200	Australian And New Zealand Banking Group Limited	Performance	746.6
SO8525/8200	Australian And New Zealand Banking Group Limited	Performance	365.7
SBLC2705795NY	Banco Bilbao Vizcaya Argentaria S.A.	Performance	7,180.1
SBLC2705801NY	Banco Bilbao Vizcaya Argentaria S.A.	Performance	17,225.0
3083786	Bank of America N.A.	Performance	42,244.3
3083788	Bank of America N.A.	Performance	18,644.2
3086807	Bank of America N.A.	Performance	1,768.5
3086808	Bank of America N.A.	Performance	3,568.4
3098867	Bank of America N.A.	Performance	2,487.5
3126057	Bank of America N.A.	Performance	39.0
3126058	Bank of America N.A.	Performance	290.0
BMTO299428OS	Bank of Montreal TFO	Performance	50,830.0
IGB1201413	BNP Paribas S.A.	Performance	671.3
IGB1201584	BNP Paribas S.A.	Performance	2,625.0
IGB1201586	BNP Paribas S.A.	Performance	1,165.0
IGB1202259	BNP Paribas S.A.	Performance	10.0
IGB1202471	BNP Paribas S.A.	Performance	291.0
IGB1202472	BNP Paribas S.A.	Performance	532.3
IGB1202474	BNP Paribas S.A.	Performance	519.2
IGB1203158	BNP Paribas S.A.	Performance	1,974.1
4104598	BNP Paribas USA	Performance	175.4
4105543	BNP Paribas USA	Performance	4,868.1
4105546	BNP Paribas USA	Performance	20,431.4
4112089	BNP Paribas USA	Performance	606.0
4115660	BNP Paribas USA	Performance	380.0
4116048	BNP Paribas USA	Performance	665.0
91902181	BNP Paribas USA	Performance	878.3
91903105	BNP Paribas USA	Performance	385.1
91909337	BNP Paribas USA	Performance	252.5
91910522	BNP Paribas USA	Performance	74,026.8
91912121	BNP Paribas USA	Performance	563.3
91913099	BNP Paribas USA	Performance	45.0
91916631	BNP Paribas USA	Performance	438.5
5870007964	Citibank N.A.	Performance	6.8

5870007966	Citibank N.A.	Performance	13.6
5870007967	Citibank N.A.	Performance	13.6
5870007969	Citibank N.A.	Performance	5.4
5870007970	Citibank N.A.	Performance	8.2
5870007971	Citibank N.A.	Performance	13.6
FRWAV70093380201	Commerzbank AG	Performance	7,720.3
FRWAV70093400201	Commerzbank AG	Performance	3,971.3
FRWAV70205850201	Commerzbank AG	Performance	3,540.0
FRWAV70242660201	Commerzbank AG	Performance	75.3
FRWAV70242670201	Commerzbank AG	Performance	606.0
S31445T	Compass Bank N.A.	Performance	6,868.2
19637008	Credit Agricole CIB	Performance	120,000.0
110437039	Credit Agricole CIB	Performance	119.3
119637024	Credit Agricole CIB	Performance	30,406.8
715837053	Credit Agricole CIB	Performance	98.4
715837055	Credit Agricole CIB	Performance	376.9
715837056	Credit Agricole CIB	Performance	524.7
504BGA0800716	Deutsche Bank AG	Performance	92.1
504BGA0800732	Deutsche Bank AG	Performance	3,875.8
504BGA0800734	Deutsche Bank AG	Performance	1,937.9
504BGA0801187	Deutsche Bank AG	Performance	7,288.4
504BGA1002725	Deutsche Bank AG	Performance	25.4
504BGA1103201	Deutsche Bank AG	Performance	959.7
504BGA1103290	Deutsche Bank AG	Performance	48.6
504BGA1103541	Deutsche Bank AG	Performance	242.6
504BGA1103683	Deutsche Bank AG	Performance	457.8
504BGA1103905	Deutsche Bank AG	Performance	462.9
504BGA1204563	Deutsche Bank AG	Performance	6,336.8
ENBDOG10006186	Emirates NBD Bank (PJSC)	Performance	2,725.4
ENBDOG10006190	Emirates NBD Bank (PJSC)	Performance	2,725.4
FNGPTH110073	HSBC Bank Australia Limited	Performance	210.1
FNGPTH116948	HSBC Bank Australia Limited	Performance	158.3
FNGPTH116952	HSBC Bank Australia Limited	Performance	44.1
FNGPTH116964	HSBC Bank Australia Limited	Performance	393.8
FNGPTH116965	HSBC Bank Australia Limited	Performance	393.8
FNGPTH116967	HSBC Bank Australia Limited	Performance	36.6
FNGPTH116969	HSBC Bank Australia Limited	Performance	448.9
FNGPTH116970	HSBC Bank Australia Limited	Performance	754.6
FNGPTH116972	HSBC Bank Australia Limited	Performance	472.5
FNGPTH116973	HSBC Bank Australia Limited	Performance	580.5
FNGPTH116974	HSBC Bank Australia Limited	Performance	754.6
FNGPTH121680	HSBC Bank Australia Limited	Performance	1,629.4
PEBPTH110077	HSBC Bank Australia Limited	Performance	142.1
PEBPTH116959	HSBC Bank Australia Limited	Performance	46.5
PEBPTH116962	HSBC Bank Australia Limited	Performance	27.1
PEBPTH116968	HSBC Bank Australia Limited	Performance	2,506.3
PEBPTH116975	HSBC Bank Australia Limited	Performance	67,457.0
PEBPTH121776	HSBC Bank Australia Limited	Performance	172.5
PEBPTH121878	HSBC Bank Australia Limited	Performance	190.5
PEBPTH122391	HSBC Bank Australia Limited	Performance	167.1

PEBPTH122392	HSBC Bank Australia Limited	Performance	167.1
PEBPTH122642	HSBC Bank Australia Limited	Performance	21.3
PEBPTH122644	HSBC Bank Australia Limited	Performance	21.3
PEBPTH122645	HSBC Bank Australia Limited	Performance	347.9
PEBPTH122646	HSBC Bank Australia Limited	Performance	347.9
REBPTH121346	HSBC Bank Australia Limited	Performance	138.4
REBPTH121893	HSBC Bank Australia Limited	Performance	5,189.0
APGDUB016757	HSBC Bank Middle East Limited	Performance	1,206.0
APGDUB768867	HSBC Bank Middle East Limited	Performance	165.0
APGDUB768896	HSBC Bank Middle East Limited	Performance	1,374.0
APGDUB782965	HSBC Bank Middle East Limited	Performance	824.8
FNGDUB768883	HSBC Bank Middle East Limited	Performance	141.4
FNGDUB768892	HSBC Bank Middle East Limited	Performance	2,200.0
FNGDUB768895-A	HSBC Bank Middle East Limited	Performance	100.0
PEBDEI783690	HSBC Bank Middle East Limited	Performance	125.0
PEBDUB768865	HSBC Bank Middle East Limited	Performance	911.5
PEBDUB768869	HSBC Bank Middle East Limited	Performance	212.5
PEBDUB768870	HSBC Bank Middle East Limited	Performance	39.3
PEBDUB768874	HSBC Bank Middle East Limited	Performance	2,469.2
PEBDUB768876	HSBC Bank Middle East Limited	Performance	1,670.3
PEBDUB768877	HSBC Bank Middle East Limited	Performance	1,967.8
PEBDUB768878	HSBC Bank Middle East Limited	Performance	88.1
PEBDUB768880	HSBC Bank Middle East Limited	Performance	82.5
PEBDUB768881	HSBC Bank Middle East Limited	Performance	1,700.0
PEBDUB768882	HSBC Bank Middle East Limited	Performance	459.7
PEBDUB768884	HSBC Bank Middle East Limited	Performance	15.0
PEBDUB768897	HSBC Bank Middle East Limited	Performance	1,374.0
PEBDUB782971	HSBC Bank Middle East Limited	Performance	824.8
PEBDUB910091	HSBC Bank Middle East Limited	Performance	2,680.0
TEBDUB015707	HSBC Bank Middle East Limited	Performance	12.8
DTNLEM501110	ING Bank N.V.	Performance	1,945.4
DTNLEM501111	ING Bank N.V.	Performance	1,620.0
DTNLES505938	ING Bank N.V.	Performance	1,800.0
DTNLES506187	ING Bank N.V.	Performance	900.0
DTNLFS600708	ING Bank N.V.	Performance	234.0
DTNLFS600718	ING Bank N.V.	Performance	716.0
DTNLFS600719	ING Bank N.V.	Performance	716.0
DTNLFS600720	ING Bank N.V.	Performance	284.0
DTNLFS600721	ING Bank N.V.	Performance	284.0
K624109	ING Bank N.V.	Performance	1,795.0
K624114	ING Bank N.V.	Performance	1,673.0
K624895	ING Bank N.V.	Performance	308.6
K625339	ING Bank N.V.	Performance	1,425.9
K628888	ING Bank N.V.	Performance	14,300.0
K628889	ING Bank N.V.	Performance	3,900.0
K630057	ING Bank N.V.	Performance	794.2
K644872	ING Bank N.V.	Performance	319.9
K645064	ING Bank N.V.	Performance	202.1
123236-793	Intesa Sanpaolo-New York	Performance	369.7
CPCS-338560	JPMorgan Chase Bank N.A.	Performance	9,804.2

CPCS-405086	JPMorgan Chase Bank N.A.	Performance	1,830.1
CPCS-405088	JPMorgan Chase Bank N.A.	Performance	1,095.0
CPCS-405089	JPMorgan Chase Bank N.A.	Performance	644.0
CPCS-406023	JPMorgan Chase Bank N.A.	Performance	320.3
CPCS-406366	JPMorgan Chase Bank N.A.	Performance	61.0
CPCS-422601	JPMorgan Chase Bank N.A.	Performance	1,570.4
CPCS-422602	JPMorgan Chase Bank N.A.	Performance	1,017.7
CPCS-422603	JPMorgan Chase Bank N.A.	Performance	119.1
CPCS-422604	JPMorgan Chase Bank N.A.	Performance	9,425.3
CPCS-422605	JPMorgan Chase Bank N.A.	Performance	1,609.9
CPCS-422609	JPMorgan Chase Bank N.A.	Performance	907.2
CPCS-423110	JPMorgan Chase Bank N.A.	Performance	1,311.3
CPCS-482039(A)	JPMorgan Chase Bank N.A.	Performance	14,049.0
CPCS-482803	JPMorgan Chase Bank N.A.	Performance	255.0
CPCS-482876	JPMorgan Chase Bank N.A.	Performance	104.0
CPCS-483056	JPMorgan Chase Bank N.A.	Performance	430.9
CPCS-483201	JPMorgan Chase Bank N.A.	Performance	155.0
CPCS-483590	JPMorgan Chase Bank N.A.	Performance	534.9
CPCS-483591	JPMorgan Chase Bank N.A.	Performance	2,167.9
CPCS-522874	JPMorgan Chase Bank N.A.	Performance	7,297.5
CPCS-523046	JPMorgan Chase Bank N.A.	Performance	30.0
CPCS-523543	JPMorgan Chase Bank N.A.	Performance	119.0
CPCS-524598	JPMorgan Chase Bank N.A.	Performance	91.0
CPCS-537709	JPMorgan Chase Bank N.A.	Performance	383.6
CPCS-537710	JPMorgan Chase Bank N.A.	Performance	757.5
032LGAP123150811	Mashreq Bank P.S.C.	Performance	10,950.0
032LGAP123151273	Mashreq Bank P.S.C.	Performance	1,866.6
032LGBB123151522	Mashreq Bank P.S.C.	Performance	136.2
032LGBB123151695	Mashreq Bank P.S.C.	Performance	25.0
032LGLB123154287	Mashreq Bank P.S.C.	Performance	4.9
032LGLB123154353	Mashreq Bank P.S.C.	Performance	5.7
032LGLB123154357	Mashreq Bank P.S.C.	Performance	13.9
032LGLB123154371	Mashreq Bank P.S.C.	Performance	0.8
032LGLB123154372	Mashreq Bank P.S.C.	Performance	27.2
032LGLB123154444	Mashreq Bank P.S.C.	Performance	3.3
032LGLB123154483	Mashreq Bank P.S.C.	Performance	4.9
032LGLB123154519	Mashreq Bank P.S.C.	Performance	81.7
032LGLB123154573	Mashreq Bank P.S.C.	Performance	3.3
032LGLB123154587	Mashreq Bank P.S.C.	Performance	36.8
032LGLB123154776	Mashreq Bank P.S.C.	Performance	6.5
032LGLB123154791	Mashreq Bank P.S.C.	Performance	4.1
032LGLB123154934	Mashreq Bank P.S.C.	Performance	81.7
032LGLB123154940	Mashreq Bank P.S.C.	Performance	5.7
032LGLB123154984	Mashreq Bank P.S.C.	Performance	81.7
032LGLB123155012	Mashreq Bank P.S.C.	Performance	13.6
032LGLB123155015	Mashreq Bank P.S.C.	Performance	7.4
032LGLB123155069	Mashreq Bank P.S.C.	Performance	3.3
032LGLB123155080	Mashreq Bank P.S.C.	Performance	8.2
032LGLB123155091	Mashreq Bank P.S.C.	Performance	81.7
032LGLB123155164	Mashreq Bank P.S.C.	Performance	0.8

032LGLB123155165	Mashreq Bank P.S.C.	Performance	5.7
032LGLB123155195	Mashreq Bank P.S.C.	Performance	0.8
032LGLB123155251	Mashreq Bank P.S.C.	Performance	7.4
032LGLB123155260	Mashreq Bank P.S.C.	Performance	22.1
032LGLB123155266	Mashreq Bank P.S.C.	Performance	1.6
032LGLB123155327	Mashreq Bank P.S.C.	Performance	0.8
032LGLB123155376	Mashreq Bank P.S.C.	Performance	40.8
032LGLB123155488	Mashreq Bank P.S.C.	Performance	0.8
032LGLB123155518	Mashreq Bank P.S.C.	Performance	0.8
032LGLB123155532	Mashreq Bank P.S.C.	Performance	40.8
032LGLB123155559	Mashreq Bank P.S.C.	Performance	40.8
032LGLB123155615	Mashreq Bank P.S.C.	Performance	0.8
032LGLB123155633	Mashreq Bank P.S.C.	Performance	0.8
032LGLB123155646	Mashreq Bank P.S.C.	Performance	0.8
032LGLB123155661	Mashreq Bank P.S.C.	Performance	40.8
032LGLB123155678	Mashreq Bank P.S.C.	Performance	9.0
032LGLB123155806	Mashreq Bank P.S.C.	Performance	61.3
032LGLB123155835	Mashreq Bank P.S.C.	Performance	40.8
032LGLB123155932	Mashreq Bank P.S.C.	Performance	0.8
032LGLB123155945	Mashreq Bank P.S.C.	Performance	0.8
032LGLB123155971	Mashreq Bank P.S.C.	Performance	0.8
032LGLB123155984	Mashreq Bank P.S.C.	Performance	43.3
032LGLB123155986	Mashreq Bank P.S.C.	Performance	40.8
032LGLB123156096	Mashreq Bank P.S.C.	Performance	24.5
032LGLB123156114	Mashreq Bank P.S.C.	Performance	1.6
032LGLB123156118	Mashreq Bank P.S.C.	Performance	0.8
032LGLB123156377	Mashreq Bank P.S.C.	Performance	2.5
032LGLB123156690	Mashreq Bank P.S.C.	Performance	0.8
032LGLB123156713	Mashreq Bank P.S.C.	Performance	2.5
032LGLB123156808	Mashreq Bank P.S.C.	Performance	0.8
032LGLB123156838	Mashreq Bank P.S.C.	Performance	0.8
032LGLB123156912	Mashreq Bank P.S.C.	Performance	0.8
032LGLB123156961	Mashreq Bank P.S.C.	Performance	0.8
032LGLB123156979	Mashreq Bank P.S.C.	Performance	1.6
032LGLB123157056	Mashreq Bank P.S.C.	Performance	17.2
032LGLB123157121	Mashreq Bank P.S.C.	Performance	4.9
032LGLB123157177	Mashreq Bank P.S.C.	Performance	11.4
032LGLB123157220	Mashreq Bank P.S.C.	Performance	2.5
032LGLB123157252	Mashreq Bank P.S.C.	Performance	0.8
032LGLB123157293	Mashreq Bank P.S.C.	Performance	23.7
032LGLB123157301	Mashreq Bank P.S.C.	Performance	2.5
032LGLB123157313	Mashreq Bank P.S.C.	Performance	6.5
032LGLB123157325	Mashreq Bank P.S.C.	Performance	4.1
032LGLB123157345	Mashreq Bank P.S.C.	Performance	0.8
032LGLB123157402	Mashreq Bank P.S.C.	Performance	4.1
032LGLB123157446	Mashreq Bank P.S.C.	Performance	7.4
032LGLB123157447	Mashreq Bank P.S.C.	Performance	0.8
032LGLB123157456	Mashreq Bank P.S.C.	Performance	1.6
032LGLB123157465	Mashreq Bank P.S.C.	Performance	13.9
032LGLB123157510	Mashreq Bank P.S.C.	Performance	0.8

032LGLB123157603	Mashreq Bank P.S.C.	Performance	0.8
032LGLB123157624	Mashreq Bank P.S.C.	Performance	2.5
032LGLB123157686	Mashreq Bank P.S.C.	Performance	1.6
032LGLB123157722	Mashreq Bank P.S.C.	Performance	4.9
032LGLB123157736	Mashreq Bank P.S.C.	Performance	0.8
032LGLB123157737	Mashreq Bank P.S.C.	Performance	7.4
032LGLB123157742	Mashreq Bank P.S.C.	Performance	1.6
032LGLB123157777	Mashreq Bank P.S.C.	Performance	12.3
032LGLB123157785	Mashreq Bank P.S.C.	Performance	0.8
032LGLB123157789	Mashreq Bank P.S.C.	Performance	2.5
032LGLB123157845	Mashreq Bank P.S.C.	Performance	0.8
032LGLB123157847	Mashreq Bank P.S.C.	Performance	0.8
032LGLB123157902	Mashreq Bank P.S.C.	Performance	4.9
032LGLB123157968	Mashreq Bank P.S.C.	Performance	8.2
032LGLB123158002	Mashreq Bank P.S.C.	Performance	13.6
032LGLB123158014	Mashreq Bank P.S.C.	Performance	20.4
032LGLB123158151	Mashreq Bank P.S.C.	Performance	0.8
032LGLB123158196	Mashreq Bank P.S.C.	Performance	1.6
032LGLB123158199	Mashreq Bank P.S.C.	Performance	0.8
032LGLB123158210	Mashreq Bank P.S.C.	Performance	0.8
032LGLB123158217	Mashreq Bank P.S.C.	Performance	0.8
032LGLB123158243	Mashreq Bank P.S.C.	Performance	0.8
032LGLB123158277	Mashreq Bank P.S.C.	Performance	6.5
032LGLB123158379	Mashreq Bank P.S.C.	Performance	1.6
032LGLB123158380	Mashreq Bank P.S.C.	Performance	25.3
032LGLB123158394	Mashreq Bank P.S.C.	Performance	0.8
032LGPB123154569	Mashreq Bank P.S.C.	Performance	2,315.3
032LGPB123155405	Mashreq Bank P.S.C.	Performance	8,151.4
032LGPB123155504	Mashreq Bank P.S.C.	Performance	3,436.8
032LGPB123155551	Mashreq Bank P.S.C.	Performance	4,100.0
032LGPB123155632	Mashreq Bank P.S.C.	Performance	6,230.9
032LGTL123150205	Mashreq Bank P.S.C.	Performance	13.6
032LGTL123150221	Mashreq Bank P.S.C.	Performance	13.6
032LGTL123150238	Mashreq Bank P.S.C.	Performance	13.6
10847 AA 00022	N.V. Nationale Borg-Maatschappij	Performance	64.3
S730710	National Bank Of Kuwait S.A.K.	Performance	1,081.0
S730711	National Bank Of Kuwait S.A.K.	Performance	1,081.0
S730850	National Bank Of Kuwait S.A.K.	Performance	89.0
G976	Qatar National Bank SAQ	Performance	350.6
G977	Qatar National Bank SAQ	Performance	3,575.0
HOU/S/06623	Riyad Bank, Houston Agency	Performance	170.0
HOU/S/06679	Riyad Bank, Houston Agency	Performance	860.0
HOU/S/06757	Riyad Bank, Houston Agency	Performance	2,469.3
HOU/S/06759	Riyad Bank, Houston Agency	Performance	3,530.7
HOU/S/07015	Riyad Bank, Houston Agency	Performance	212.0
HOU/S/07042	Riyad Bank, Houston Agency	Performance	956.1
3000364474	SAMBA Financial Group	Performance	14.5
3000392389	SAMBA Financial Group	Performance	27.7
3000392391	SAMBA Financial Group	Performance	1,409.4
3000392409	SAMBA Financial Group	Performance	770.2

3000392410	SAMBA Financial Group	Performance	1,542.7
3000392411	SAMBA Financial Group	Performance	1,542.7
3000392592	SAMBA Financial Group	Performance	1,409.4
3000393358	SAMBA Financial Group	Performance	1,746.9
3000393366	SAMBA Financial Group	Performance	873.4
3000394009	SAMBA Financial Group	Performance	2,398.5
3000394032	SAMBA Financial Group	Performance	2,665.0
3000394383	SAMBA Financial Group	Performance	166.4
3000394387	SAMBA Financial Group	Performance	230.4
3000394388	SAMBA Financial Group	Performance	568.1
3000394408	SAMBA Financial Group	Performance	2,931.5
3000395049	SAMBA Financial Group	Performance	381.6
3000395070	SAMBA Financial Group	Performance	316.0
3000395308	SAMBA Financial Group	Performance	322.0
3000395311	SAMBA Financial Group	Performance	763.2
3000395413	SAMBA Financial Group	Performance	1,000.0
3000395444	SAMBA Financial Group	Performance	500.0
3000395718	SAMBA Financial Group	Performance	385.1
3000395902	SAMBA Financial Group	Performance	1,430.0
3000395903	SAMBA Financial Group	Performance	368.5
3000395904	SAMBA Financial Group	Performance	168.2
3000395905	SAMBA Financial Group	Performance	15.0
3000395910	SAMBA Financial Group	Performance	123.3
3000395928	SAMBA Financial Group	Performance	168.2
3000395929	SAMBA Financial Group	Performance	123.3
3000395931	SAMBA Financial Group	Performance	1,430.0
3000395932	SAMBA Financial Group	Performance	368.5
3000395933	SAMBA Financial Group	Performance	15.0
3000395950	SAMBA Financial Group	Performance	420.0
3000396387	SAMBA Financial Group	Performance	2,408.8
3000396510	SAMBA Financial Group	Performance	632.1
3000396511	SAMBA Financial Group	Performance	632.1
3000396576	SAMBA Financial Group	Performance	746.5
3000396577	SAMBA Financial Group	Performance	1,119.8
3000396638	SAMBA Financial Group	Performance	746.5
3000396659	SAMBA Financial Group	Performance	435.1
3000396674	SAMBA Financial Group	Performance	1,119.8
3000396687	SAMBA Financial Group	Performance	435.1
3000397021	SAMBA Financial Group	Performance	738.4
3000397121	SAMBA Financial Group	Performance	417.0
3000392412(A)	SAMBA Financial Group	Performance	770.2
3000394875-A	SAMBA Financial Group	Performance	3,198.0
55575635678	Skandinaviska Enskilda Banken	Performance	242.5
55575635686	Skandinaviska Enskilda Banken	Performance	275.0
55575638820	Skandinaviska Enskilda Banken	Performance	1,342.0
55575640086	Skandinaviska Enskilda Banken	Performance	1,003.8
123010042706	Standard Chartered Bank	Performance	4,200.0
123020068580	Standard Chartered Bank	Performance	27.2
123020068624	Standard Chartered Bank	Performance	3,425.0
123020068651	Standard Chartered Bank	Performance	4,330.0

123020068713	Standard Chartered Bank	Performance	3,076.5
123020068731	Standard Chartered Bank	Performance	7,183.4
123020222379	Standard Chartered Bank	Performance	500.0
777020021987-L	Standard Chartered Bank	Performance	3.3
777020021996-L	Standard Chartered Bank	Performance	98.5
777020022076-L	Standard Chartered Bank	Performance	465.3
777020022085-L	Standard Chartered Bank	Performance	1,281.2
777020022101-L	Standard Chartered Bank	Performance	776.0
777020022138-L	Standard Chartered Bank	Performance	401.3
777020022539-L	Standard Chartered Bank	Performance	388.0
777020022557-L	Standard Chartered Bank	Performance	266.0
777020028221-L	Standard Chartered Bank	Performance	1,854.2
777020029408-L	Standard Chartered Bank	Performance	560.0
777020030245-L	Standard Chartered Bank	Performance	1,104.3
777020030637-L	Standard Chartered Bank	Performance	385.0
777020031903-L	Standard Chartered Bank	Performance	624.0
777020032145-L	Standard Chartered Bank	Performance	148.4
777020032172-L	Standard Chartered Bank	Performance	45.0
777020032350-L	Standard Chartered Bank	Performance	1,054.0
777020033288-L	Standard Chartered Bank	Performance	200.0
777020033803-L	Standard Chartered Bank	Performance	952.2
777020033821-L	Standard Chartered Bank	Performance	952.2
777020034303-L	Standard Chartered Bank	Performance	858.4
777020035703-L	Standard Chartered Bank	Performance	500.0
777020036212-L	Standard Chartered Bank	Performance	1,413.5
777020036221-L	Standard Chartered Bank	Performance	2,050.0
777020036515-L	Standard Chartered Bank	Performance	1,800.0
777020036524-L	Standard Chartered Bank	Performance	1,089.0
779-02-0053968-I	Standard Chartered Bank	Performance	808.4
MEAE1AE07G501131	The Royal Bank of Scotland N.V.	Performance	0.8
MEAE2AE07G401854	The Royal Bank of Scotland N.V.	Performance	20.4
MEAE2AE07G501847	The Royal Bank of Scotland N.V.	Performance	13.6
MEAE2AE07G501849	The Royal Bank of Scotland N.V.	Performance	13.6
MEAE2AE07G501851	The Royal Bank of Scotland N.V.	Performance	0.8
MEAE2AE7G501853	The Royal Bank of Scotland N.V.	Performance	6.5
NLNL1NL09G823902	The Royal Bank of Scotland N.V.	Performance	3,395.0
NLNL1NL09G824086	The Royal Bank of Scotland N.V.	Performance	1,166.8
NLNL1NL09G824798	The Royal Bank of Scotland N.V.	Performance	578.7
NLNL1NL09G830181	The Royal Bank of Scotland N.V.	Performance	864.1
NLNL1NL09G830386	The Royal Bank of Scotland N.V.	Performance	311.2
NLNL1NL09G830687	The Royal Bank of Scotland N.V.	Performance	281.6
NLNL1NL11G835403	The Royal Bank of Scotland N.V.	Performance	2,058.9
T403114	The Royal Bank of Scotland N.V.	Performance	19,850.1
T407672	The Royal Bank of Scotland N.V.	Performance	0.0
T408232	The Royal Bank of Scotland N.V.	Performance	2,645.0
LCA2467NY	The Royal Bank of Scotland plc	Performance	4,784.1
SLCPPDX05105	U.S. Bank N.A.	Performance	70,000.0
NTS664720	Wells Fargo Bank N.A.	Performance	3,194.9
21197	Australian And New Zealand Banking Group Limited	Financial	15.8
29070196-A	Australian And New Zealand Banking Group Limited	Financial	2.2

FHGAV08077000200	Commerzbank AG	Financial	159.8
5637027	Credit Agricole CIB	Financial	2,943.3
8837025	Credit Agricole CIB	Financial	181.6
731337018	Credit Agricole CIB	Financial	2,174.1
FNGPTH116949	HSBC Bank Australia Limited	Financial	622.7
FNGPTH116956	HSBC Bank Australia Limited	Financial	359.7
FNGPTH120304	HSBC Bank Australia Limited	Financial	1,291.0
FNGPTH120736	HSBC Bank Australia Limited	Financial	101.6
FNGPTH122092	HSBC Bank Australia Limited	Financial	413.5
FNGDUB014908	HSBC Bank Middle East Limited	Financial	108.2
CPCS-246955	JPMorgan Chase Bank N.A.	Financial	7,200.0
CPCS-286175	JPMorgan Chase Bank N.A.	Financial	915.0
CPCS-482085	JPMorgan Chase Bank N.A.	Financial	10.2
CPCS-482852	JPMorgan Chase Bank N.A.	Financial	10.2
SLT321426	JPMorgan Chase Bank N.A.	Financial	2,000.0
SLT750105	JPMorgan Chase Bank N.A.	Financial	4,436.8
SLT751064	JPMorgan Chase Bank N.A.	Financial	691.0
032LGFN123150556	Mashreq Bank P.S.C.	Financial	163.4
032LGFN123150766	Mashreq Bank P.S.C.	Financial	54.5
032LGFN123150769	Mashreq Bank P.S.C.	Financial	171.5
032LGFN123150791	Mashreq Bank P.S.C.	Financial	43.6
032LGFN123150846	Mashreq Bank P.S.C.	Financial	8.2
032LGFN123150877	Mashreq Bank P.S.C.	Financial	136.2
032LGOT123151709	Mashreq Bank P.S.C.	Financial	27.5
032LGOT123151728	Mashreq Bank P.S.C.	Financial	61.8
3000368994	SAMBA Financial Group	Financial	18.7
M302406	Standard Bank of South Africa Limited	Financial	0.3
359020594301	Standard Chartered Bank (Thai) PCL	Financial	64.8
MEAE1AE07G501121	The Royal Bank of Scotland N.V.	Financial	13.6
IS0013477	Wells Fargo Bank N.A.	Financial	4,602.0
NTS661771	Wells Fargo Bank N.A.	Financial	12,610.8

LETTER OF CREDIT & BANK GUARANTEE UTILIZATION			1,050,641.4
Revolver Foreign Currency Adjustment			3,927.9

TOTAL UTILIZATION			1,054,569.3

Schedule 1.1.4-Permitted Existing Contingent Obligations

Consolidated Surety Bonds

as of September 30, 2012

BOND NUMBER	ISSUING SURETY	PURPOSE	AMOUNT IN USD (000’s)
0141140	Berkley Regional Insurance Company	Performance & Payment	309.9
0141215	Berkley Regional Insurance Company	Performance & Payment	197.7
0146223	Berkley Regional Insurance Company	Performance & Payment	279.6
0149380	Berkley Regional Insurance Company	Performance & Payment	220.4
0149383	Berkley Regional Insurance Company	Performance & Payment	199.0
0152468	Berkley Regional Insurance Company	Performance & Payment	126.9
0152496	Berkley Regional Insurance Company	Performance & Payment	40.2
0152528	Berkley Regional Insurance Company	Performance & Payment	41.4
0152560	Berkley Regional Insurance Company	Performance & Payment	60.0
0152564	Berkley Regional Insurance Company	Performance & Payment	8.2
0152565	Berkley Regional Insurance Company	Performance & Payment	120.2
0156428	Berkley Regional Insurance Company	Performance & Payment	105.3
0157487	Berkley Regional Insurance Company	Performance & Payment	148.8
0159737	Berkley Regional Insurance Company	Performance & Payment	1,126.1
0159741	Berkley Regional Insurance Company	Performance & Payment	399.4
0159744	Berkley Regional Insurance Company	Performance & Payment	245.2
0161864	Berkley Regional Insurance Company	Performance & Payment	1,294.6
0161880	Berkley Regional Insurance Company	Performance & Payment	231.3
0163960	Berkley Regional Insurance Company	Performance & Payment	3,072.8
0165941	Berkley Regional Insurance Company	Performance & Payment	1,567.5
0167355	Berkley Regional Insurance Company	Performance & Payment	2,657.7
0167361	Berkley Regional Insurance Company	Performance & Payment	63.8
0168276	Berkley Regional Insurance Company	Performance & Payment	3,359.4
0168768	Berkley Regional Insurance Company	Performance & Payment	4,708.7
1010311	C.A. Seguros La Occidental	Customs	62.4
1013767	C.A. Seguros La Occidental	Labor	275.2
1013775	C.A. Seguros La Occidental	Labor	179.4
1013776	C.A. Seguros La Occidental	Labor	179.4
1014851	C.A. Seguros La Occidental	Labor	92.3
1014851	C.A. Seguros La Occidental	Performance	573.3
1018458	C.A. Seguros La Occidental	Performance	2,180.0
1018473	C.A. Seguros La Occidental	Performance	1,348.9
1018475	C.A. Seguros La Occidental	Performance	1,348.9
DL004163	Compañía Aseguradora de Fianzas S.A.(Confianza)	Performance	84.1
DL004165	Compañía Aseguradora de Fianzas S.A.(Confianza)	Performance	297.7
DL004177	Compañía Aseguradora de Fianzas S.A.(Confianza)	Performance	164.6
DL004179	Compañía Aseguradora de Fianzas S.A.(Confianza)	Performance	19.5
DL004205	Compañía Aseguradora de Fianzas S.A.(Confianza)	Performance	5.7
DL004213	Compañía Aseguradora de Fianzas S.A.(Confianza)	Performance	68.2
DL004214	Compañía Aseguradora de Fianzas S.A.(Confianza)	Performance	1.0
DL004314	Compañía Aseguradora de Fianzas S.A.(Confianza)	Performance	6.5
EX000898	Compañía Aseguradora de Fianzas S.A.(Confianza)	Performance	77,800.0
81365442	Federal Insurance Company	Performance & Payment	603.0

81365469	Federal Insurance Company	Contractor’s Indemnity	98.7
81558756	Federal Insurance Company	Retention	264.0
81558787	Federal Insurance Company	Contractor’s Indemnity	299.3
81558803	Federal Insurance Company	Contractor’s Indemnity	128.1
81558805	Federal Insurance Company	Contractor’s Indemnity	88.6
82168409	Federal Insurance Company	Performance & Payment	62.9
82187968	Federal Insurance Company	Performance & Payment	90.8
82188013	Federal Insurance Company	Performance & Payment	1,106.1
82199440	Federal Insurance Company	Performance & Payment	413.2
82201936	Federal Insurance Company	Performance & Payment	224.2
82201945	Federal Insurance Company	Performance & Payment	12,790.5
82201946	Federal Insurance Company	Retention	1,550.0
82201951	Federal Insurance Company	Performance & Payment	743.8
82201953	Federal Insurance Company	Performance & Payment	1,025.3
82201960	Federal Insurance Company	Performance & Payment	1,811.7
82203531	Federal Insurance Company	Performance	227.3
82289296	Federal Insurance Company	Performance & Payment	2,097.5
82289305	Federal Insurance Company	Performance & Payment	4,311.4
82289311	Federal Insurance Company	Performance & Payment	1,017.1
82289312	Federal Insurance Company	Performance & Payment	857.8
82289313	Federal Insurance Company	Performance & Payment	1,534.0
82289318	Federal Insurance Company	Performance & Payment	1,043.9
82289324	Federal Insurance Company	Performance & Payment	2,371.5
82289325	Federal Insurance Company	Performance & Payment	894.3
380818	Liberty Seguros S.A.	Civil Liability	1,528.9
1922969	Liberty Seguros S.A.	Performance	3,435.9
1939630	Liberty Seguros S.A.	Performance	3,057.8
2057208	Liberty Seguros S.A.	Performance	400.0
617500186	Mapfre La Seguridad C.A. de Seguros	Labor	69.8
617501086	Mapfre La Seguridad C.A. de Seguros	Performance	963.9
817500176	Mapfre La Seguridad C.A. de Seguros	Labor	317.6
817500191	Mapfre La Seguridad C.A. de Seguros	Donwpayment	635.2
817501048	Mapfre La Seguridad C.A. de Seguros	Performance	317.6
CMS215358	RLI Insurance Company	License & Permit	10.0
CMS215363	RLI Insurance Company	License & Permit	102.0
CMS215364	RLI Insurance Company	Workers Compensation	220.0
CMS215365	RLI Insurance Company	License & Permit	69.1
CMS215368	RLI Insurance Company	License & Permit	40.0
CMS215369	RLI Insurance Company	License & Permit	5.0
CMS226301	RLI Insurance Company	Wage & Welfare	200.0
CMS226306	RLI Insurance Company	Wage & Welfare	12.0
CMS226322	RLI Insurance Company	Contractor’s Indemnity	428.3
CMS226327	RLI Insurance Company	Contractor’s Indemnity	599.7
CMS226329	RLI Insurance Company	Lien Bond	393.2
CMS226331	RLI Insurance Company	License & Permit	102.2
CMS242750	RLI Insurance Company	License & Permit	75.0
CMS242761	RLI Insurance Company	License & Permit	75.0
CMS242762	RLI Insurance Company	License & Permit	147.6
CMS242763	RLI Insurance Company	License & Permit	257.9

CMS242781	RLI Insurance Company	License & Permit	75.0
CMS242799	RLI Insurance Company	License & Permit	163.1
CMS246651	RLI Insurance Company	License & Permit	61.6
CMS246652	RLI Insurance Company	Retention	140.9
CMS246653	RLI Insurance Company	License & Permit	5.0
CMS246656	RLI Insurance Company	License & Permit	25.0
CMS246658	RLI Insurance Company	License & Permit	25.0
CMS246669	RLI Insurance Company	License & Permit	25.0
CMS246670	RLI Insurance Company	Wage & Welfare	3,000.0
TB6389	St. Paul Fire And Marine Insurance Company (SFM)	Court	261.7
9541	Venezolano de Crédito	Customs	231.9
120221005	Westchester Fire Insurance Company	Customs	200.0
K07443821	Westchester Fire Insurance Company	License & Permit	47.0
K07443936	Westchester Fire Insurance Company	License & Permit	20.0
K07443948	Westchester Fire Insurance Company	License & Permit	10.0
K07443985	Westchester Fire Insurance Company	License & Permit	2.0
K0744414A	Westchester Fire Insurance Company	License & Permit	5.0
K07444394	Westchester Fire Insurance Company	License & Permit	50.0
K07444400	Westchester Fire Insurance Company	License & Permit	5.0
K07444448	Westchester Fire Insurance Company	License & Permit	2,000.0
K07444515	Westchester Fire Insurance Company	License & Permit	76.1
K07444540	Westchester Fire Insurance Company	License & Permit	3.0
K07444709	Westchester Fire Insurance Company	License & Permit	2.8
K07444965	Westchester Fire Insurance Company	Contractor’s Indemnity	64.1
K07444977	Westchester Fire Insurance Company	License & Permit	5.0
K07445052	Westchester Fire Insurance Company	Misc Indemnity	30.0
K07785926	Westchester Fire Insurance Company	License & Permit	5.0
K0778594A	Westchester Fire Insurance Company	License & Permit	10.0
K07785963	Westchester Fire Insurance Company	License & Permit	1,440.0
K07786104	Westchester Fire Insurance Company	Court	50.0
K07786141	Westchester Fire Insurance Company	Retention	183.2
K07786153	Westchester Fire Insurance Company	Retention	80.7
K07786189	Westchester Fire Insurance Company	License & Permit	90.0
K08030893	Westchester Fire Insurance Company	License & Permit	10.0
K08031149	Westchester Fire Insurance Company	License & Permit	10.0
K08031216	Westchester Fire Insurance Company	License & Permit	117.0
K08031551	Westchester Fire Insurance Company	License & Permit	90.5
K08232702	Westchester Fire Insurance Company	Contractor’s Indemnity	231.5
K0831021A	Westchester Fire Insurance Company	License & Permit	25.0
K08407575	Westchester Fire Insurance Company	License & Permit	10.0
K08407769	Westchester Fire Insurance Company	Court	13.9
K08408191	Westchester Fire Insurance Company	Performance & Payment	148.7
K08476792	Westchester Fire Insurance Company	License & Permit	5.0
K08477000	Westchester Fire Insurance Company	Performance & Payment	371.2
K08477292	Westchester Fire Insurance Company	Performance & Payment	124.7
K08477309	Westchester Fire Insurance Company	License & Permit	413.9
K0847753A	Westchester Fire Insurance Company	Performance & Payment	348.7
K08533581	Westchester Fire Insurance Company	Performance & Payment	431.8
K08533684	Westchester Fire Insurance Company	Performance & Payment	96.3

K08533854	Westchester Fire Insurance Company	Performance & Payment	420.9
K08533908	Westchester Fire Insurance Company	Performance & Payment	958.1
K08533982	Westchester Fire Insurance Company	Performance & Payment	107.5
K08597613	Westchester Fire Insurance Company	Performance & Payment	2,730.6
K08597674	Westchester Fire Insurance Company	Performance & Payment	80.9
K08597893	Westchester Fire Insurance Company	Performance & Payment	316.5
K08598137	Westchester Fire Insurance Company	Performance & Payment	433.6
K08648736	Westchester Fire Insurance Company	Performance & Payment	1,690.5
K08648785	Westchester Fire Insurance Company	Performance & Payment	1,043.6
K08648815	Westchester Fire Insurance Company	License & Permit	25.0
K08648827	Westchester Fire Insurance Company	Performance & Payment	6,458.7
K08648852	Westchester Fire Insurance Company	License & Permit	25.0
K08768158	Westchester Fire Insurance Company	Performance	2,593.4
K08768262	Westchester Fire Insurance Company	Performance & Payment	700.6
K08768365	Westchester Fire Insurance Company	License & Permit	100.0
K08768481	Westchester Fire Insurance Company	License & Permit	12.5
M413771	Westchester Fire Insurance Company	Customs	5.1
MNR216832	Westchester Fire Insurance Company	Performance	170.7
15920529	Western Surety Company	Notary Public	10.0
15929133	Western Surety Company	Notary Public	10.0
15943983	Western Surety Company	Notary Public	10.0
15980507	Western Surety Company	Notary Public	10.0
58618533	Western Surety Company	License & Permit	10.0
58618535	Western Surety Company	License & Permit	50.0
58618536	Western Surety Company	License & Permit	5.0
58618537	Western Surety Company	License & Permit	5.0
58618538	Western Surety Company	License & Permit	50.0
58618541	Western Surety Company	License & Permit	12.5
58618542	Western Surety Company	License & Permit	50.0
58618586	Western Surety Company	License & Permit	5.0
58618595	Western Surety Company	License & Permit	40.0
58618596	Western Surety Company	License & Permit	12.0
58618603	Western Surety Company	Wage & Welfare	25.0
58627861	Western Surety Company	Wage & Welfare	50.0
58627862	Western Surety Company	Wage & Welfare	25.0
58627863	Western Surety Company	Wage & Welfare	25.0
58627864	Western Surety Company	License & Permit	0.1
58627865	Western Surety Company	Wage & Welfare	100.0
58627877	Western Surety Company	License & Permit	12.5
58627879	Western Surety Company	License & Permit	12.0
58633468	Western Surety Company	License & Permit	10.0
58633470	Western Surety Company	License & Permit	12.5
58633472	Western Surety Company	License & Permit	12.0
58633474	Western Surety Company	License & Permit	12.5
58633475	Western Surety Company	License & Permit	12.5
58633476	Western Surety Company	License & Permit	12.0
58633479	Western Surety Company	Wage & Welfare	16.0
58633482	Western Surety Company	License & Permit	10.0
58633483	Western Surety Company	License & Permit	6.0

58637902	Western Surety Company	License & Permit	12.5
58660876	Western Surety Company	Performance & Payment	1,346.2
58660877	Western Surety Company	Performance & Payment	1,306.8
58660886	Western Surety Company	Performance & Payment	34.4
58663562	Western Surety Company	Performance & Payment	62.4
58665765	Western Surety Company	Performance & Payment	1,742.0
58665778	Western Surety Company	Maintenance	55.6
58669592	Western Surety Company	Notary Public	15.0
58669597	Western Surety Company	Performance & Payment	30.0
58669605	Western Surety Company	Performance & Payment	79.1
58675164	Western Surety Company	Performance & Payment	505.2
58675165	Western Surety Company	Performance & Payment	42.3
58675171	Western Surety Company	Notary Public	5.0
58675183	Western Surety Company	Performance & Payment	116.9
58686360	Western Surety Company	Performance & Payment	127.6
58686362	Western Surety Company	Performance & Payment	686.4
58686376	Western Surety Company	License & Permit	12.5
58691315	Western Surety Company	Performance & Payment	1,859.1
58691338	Western Surety Company	Notary Public	5.0
58696767	Western Surety Company	Notary Public	5.0
70993376N	Western Surety Company	Notary Public	10.0
71029418N	Western Surety Company	Notary Public	10.0
71029421N	Western Surety Company	Notary Public	10.0
71064090N	Western Surety Company	Notary Public	10.0
71128040N	Western Surety Company	Notary Public	10.0

SURETY BOND UTILIZATION			191,834.9

[FORM OF SERIES A NOTE]

CHICAGO BRIDGE & IRON COMPANY (DELAWARE)

4.15% SENIOR NOTE, SERIES A, DUE DECEMBER 27, 2017

No. [ ]	[Date]
$[ ]	PPN 16725* AA8

FOR VALUE RECEIVED, the undersigned, CHICAGO BRIDGE & IRON COMPANY (DELAWARE) (herein called the “Company”), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to [            ], or registered assigns, the principal sum of [            ] DOLLARS (or so much thereof as shall not have been prepaid) on December 27, 2017, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the rate of 4.15% per annum from the date hereof, payable semiannually, on the 27th day of June and December in each year, commencing on June 27, 2013, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment of interest and, during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make-Whole Amount, at a rate per annum from time to time equal to the greater of (i) 6.15% or (ii) 2.0% over the rate of interest publicly announced by Bank of America, N.A. from time to time in New York, New York as its “base” or “prime” rate, payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand).

Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at Bank of America, N.A or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase and Guarantee Agreement referred to below.

This Note is one of a series of Senior Notes (herein called the “Notes”) issued pursuant to the Note Purchase and Guarantee Agreement, dated as of December 27, 2012 (as from time to time amended, the “Note Purchase and Guarantee Agreement”), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 21 of the Note Purchase and Guarantee Agreement and (ii) made the representations set forth in Section 6.2 of the Note Purchase and Guarantee Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase and Guarantee Agreement.

This Note is a registered Note and, as provided in the Note Purchase and Guarantee Agreement, upon surrender of this Note for registration of transfer accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and

EXHIBIT 1(a)

(to Note Purchase and Guarantee Agreement)

registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

The Company will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase and Guarantee Agreement. This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase and Guarantee Agreement, but not otherwise.

If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase and Guarantee Agreement.

This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

CHICAGO BRIDGE & IRON COMPANY (DELAWARE)

By
[Title]

1(a)-2

[FORM OF SERIES B NOTE]

CHICAGO BRIDGE & IRON COMPANY (DELAWARE)

4.57% SENIOR NOTE, SERIES B, DUE DECEMBER 27, 2019

No. [ ]	[Date]
$[ ]	PPN 16725* AB6

FOR VALUE RECEIVED, the undersigned, CHICAGO BRIDGE & IRON COMPANY (DELAWARE) (herein called the “Company”), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to [            ], or registered assigns, the principal sum of [            ] DOLLARS (or so much thereof as shall not have been prepaid) on December 27, 2019, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the rate of 4.57% per annum from the date hereof, payable semiannually, on the 27th day of June and December in each year, commencing on June 27, 2013, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment of interest and, during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make-Whole Amount, at a rate per annum from time to time equal to the greater of (i) 6.57% or (ii) 2.0% over the rate of interest publicly announced by Bank of America, N.A. from time to time in New York, New York as its “base” or “prime” rate, payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand).

Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at Bank of America, N.A. or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase and Guarantee Agreement referred to below.

This Note is one of a series of Senior Notes (herein called the “Notes”) issued pursuant to the Note Purchase and Guarantee Agreement, dated as of December 27, 2012 (as from time to time amended, the “Note Purchase and Guarantee Agreement”), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 21 of the Note Purchase and Guarantee Agreement and (ii) made the representations set forth in Section 6.2 of the Note Purchase and Guarantee Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase and Guarantee Agreement.

This Note is a registered Note and, as provided in the Note Purchase and Guarantee Agreement, upon surrender of this Note for registration of transfer accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and

EXHIBIT 1(b)

(to Note Purchase and Guarantee Agreement)

registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

The Company will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase and Guarantee Agreement. This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase and Guarantee Agreement, but not otherwise.

If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase and Guarantee Agreement.

This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

CHICAGO BRIDGE & IRON COMPANY (DELAWARE)

By
[Title]

1(b)-2

[FORM OF SERIES C NOTE]

CHICAGO BRIDGE & IRON COMPANY (DELAWARE)

5.15% SENIOR NOTE, SERIES C, DUE DECEMBER 27, 2022

No. [ ]	[Date]
$[ ]	PPN 16725* AC4

FOR VALUE RECEIVED, the undersigned, CHICAGO BRIDGE & IRON COMPANY (DELAWARE) (herein called the “Company”), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to [            ], or registered assigns, the principal sum of [            ] DOLLARS (or so much thereof as shall not have been prepaid) on December 27, 2022, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the rate of 5.15% per annum from the date hereof, payable semiannually, on the 27th day of June and December in each year, commencing on June 27, 2013, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment of interest and, during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make-Whole Amount, at a rate per annum from time to time equal to the greater of (i) 7.15% or (ii) 2.0% over the rate of interest publicly announced by Bank of America, N.A. from time to time in New York, New York as its “base” or “prime” rate, payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand).

Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at Bank of America, N.A. or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase and Guarantee Agreement referred to below.

This Note is one of a series of Senior Notes (herein called the “Notes”) issued pursuant to the Note Purchase and Guarantee Agreement, dated as of December 27, 2012 (as from time to time amended, the “Note Purchase and Guarantee Agreement”), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 21 of the Note Purchase and Guarantee Agreement and (ii) made the representations set forth in Section 6.2 of the Note Purchase and Guarantee Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase and Guarantee Agreement.

This Note is a registered Note and, as provided in the Note Purchase and Guarantee Agreement, upon surrender of this Note for registration of transfer accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and

EXHIBIT 1(c)

(to Note Purchase and Guarantee Agreement)

registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

The Company will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase and Guarantee Agreement. This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase and Guarantee Agreement, but not otherwise.

If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase and Guarantee Agreement.

This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

CHICAGO BRIDGE & IRON COMPANY (DELAWARE)

By
[Title]

1(c)-2

[FORM OF SERIES D NOTE]

CHICAGO BRIDGE & IRON COMPANY (DELAWARE)

5.30% SENIOR NOTE, SERIES D, DUE DECEMBER 27, 2024

No. [ ]	[Date]
$[ ]	PPN 16725* AD2

FOR VALUE RECEIVED, the undersigned, CHICAGO BRIDGE & IRON COMPANY (DELAWARE) (herein called the “Company”), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to [            ], or registered assigns, the principal sum of [            ] DOLLARS (or so much thereof as shall not have been prepaid) on December 27, 2024, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the rate of 5.30% per annum from the date hereof, payable semiannually, on the 27th day of June and December in each year, commencing on June 27, 2013, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment of interest and, during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make-Whole Amount, at a rate per annum from time to time equal to the greater of (i) 7.30% or (ii) 2.0% over the rate of interest publicly announced by Bank of America, N.A. from time to time in New York, New York as its “base” or “prime” rate, payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand).

Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at Bank of America, N.A. or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase and Guarantee Agreement referred to below.

This Note is one of a series of Senior Notes (herein called the “Notes”) issued pursuant to the Note Purchase and Guarantee Agreement, dated as of December 27, 2012 (as from time to time amended, the “Note Purchase and Guarantee Agreement”), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 21 of the Note Purchase and Guarantee Agreement and (ii) made the representations set forth in Section 6.2 of the Note Purchase and Guarantee Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase and Guarantee Agreement.

This Note is a registered Note and, as provided in the Note Purchase and Guarantee Agreement, upon surrender of this Note for registration of transfer accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and

EXHIBIT 1(d)

(to Note Purchase and Guarantee Agreement)

registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

The Company will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase and Guarantee Agreement. This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase and Guarantee Agreement, but not otherwise.

If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase and Guarantee Agreement.

This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

CHICAGO BRIDGE & IRON COMPANY (DELAWARE)

By
[Title]

1(d)-2

FORM OF SUBSIDIARY GUARANTEE

EXHIBIT 2.3

(to Note Purchase and Guarantee Agreement)

SUBSIDIARY GUARANTEE AGREEMENt

Dated as of December 27, 2012

for the benefit of the holders of the Notes issued pursuant to

NOTE PURCHASE AND GUARANTEE AGREEMENT DATED AS OF DECEMBER 27, 2012

OF

CHICAGO BRIDGE & IRON COMPANY (DELAWARE)

AND

CHICAGO BRIDGE & IRON COMPANY N.V.

-i-

-ii-

SUBSIDIARY GUARANTEE AGREEMENt

THIS SUBSIDIARY GUARANTEE AGREEMENT, dated as of December 27, 2012 (this “Guarantee Agreement”), is made by each of the undersigned (each a “Guarantor” and, together with each of the other signatories hereto and any other entities from time to time parties hereto pursuant to Section 15.1 hereof, the “Guarantors”) in favor of the Purchasers (as defined below) and the other holders from time to time of the Notes (as defined below). The Purchasers and such other holders are herein collectively called the “holders” and individually a “holder.”

PRELIMINARY STATEMENTS:

I. Chicago Bridge & Iron Company (Delaware), a Delaware corporation (the “Company”) and Chicago Bridge & Iron Company N.V., a corporation incorporated under the laws of The Netherlands (the “Parent Guarantor” and together with the Company, the “Obligors”), are entering into a Note Purchase Agreement dated as of December 27, 2012 (as amended, modified, supplemented or restated from time to time, the “Note Agreement”) with the Persons listed on the signature pages thereto (the “Purchasers”) simultaneously with the delivery of this Guarantee Agreement. Capitalized terms used herein have the meanings specified in the Note Agreement unless otherwise defined herein.

II. Pursuant to the Note Agreement, the Company has authorized the issuance of, and proposes to issue and sell, (i) U.S.$150,000,000 aggregate principal amount of its 4.15% Senior Notes, Series A, due December 27, 2017 (the “Series A Notes”), (ii) U.S.$225,000,000 aggregate principal amount of its 4.57% Senior Notes, Series B, due December 27, 2019 (the “Series B Notes”); (iii) U.S.$275,000,000 aggregate principal amount of its 5.15% Senior Notes, Series C, due December 27, 2022 (the “Series C Notes”); and U.S.$150,000,000 aggregate principal amount of its 5.30% Senior Notes, Series D, due December 27, 2024 (the “Series D Notes”). The Series A Notes, Series B Notes, Series C Notes and Series D Notes are collectively referred to herein as the “Initial Notes.” The Initial Notes and any other Notes that may from time to time be issued pursuant to the Note Agreement (including any notes issued in substitution for any of the Notes) are herein collectively called the “Notes” and individually a “Note”.

III. It is a condition to the agreement of the Purchasers to purchase the Notes that this Guarantee Agreement shall have been executed and delivered by each Guarantor and shall be in full force and effect.

IV. Each Guarantor will receive direct and indirect benefits from the financing arrangements contemplated by the Note Agreement. The governing body of each Guarantor has determined that the incurrence of such obligations is in the best interests of such Guarantor.

NOW THEREFORE, in order to induce, and in consideration of, the execution and delivery of the Note Agreement and the purchase of the Notes by each of the Purchasers, each Guarantor hereby covenants and agrees with, and represents and warrants to each of the holders as follows:

SECTION 1. GUARANTEE.

Each Guarantor hereby irrevocably, unconditionally and jointly and severally with the other Guarantors guarantees to each holder, the due and punctual payment in full of (a) the principal of, Make-Whole Amount, if any, and interest on (including, without limitation, interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), and any other amounts due under, the Notes when and as the same shall become due and payable (whether at stated maturity or by required or optional prepayment or by acceleration or otherwise) and (b) any other sums which may become due under the terms and provisions of the Notes, the Note Agreement or any other instrument referred to therein) all such obligations described in clauses (a) and (b) above are herein called the “Guaranteed Obligations”). The guaranty in the preceding sentence is an absolute, present and continuing guaranty of payment and not of collectibility and is in no way conditional or contingent upon any attempt to collect from the Obligors or any other guarantor of the Notes (including, without limitation, any other Guarantor hereunder) or upon any other action, occurrence or circumstance whatsoever. In the event that the Company shall fail so to pay any of such Guaranteed Obligations, each Guarantor agrees to pay the same when due to the holders entitled thereto, without demand, presentment, protest or notice of any kind, in lawful money of the United States of America, pursuant to the requirements for payment specified in the Notes and the Note Agreement. Each default in payment of any of the Guaranteed Obligations shall give rise to a separate cause of action hereunder and separate suits may be brought hereunder as each cause of action arises. Each Guarantor agrees that the Notes issued in connection with the Note Agreement may (but need not) make reference to this Guarantee Agreement.

Each Guarantor agrees to pay and to indemnify and save each holder harmless from and against any damage, loss, cost or expense (including attorneys’ fees) which such holder may incur or be subject to as a consequence, direct or indirect, of (x) any breach by such Guarantor, by any other Guarantor or by the Obligors of any warranty, covenant, term or condition in, or the occurrence of any default under, this Guarantee Agreement, the Notes, the Note Agreement or any other instrument referred to therein, together with all expenses resulting from the compromise or defense of any claims or liabilities arising as a result of any such breach or default, (y) any legal action commenced to challenge the validity or enforceability of this Guarantee Agreement, the Notes, the Note Agreement or any other instrument referred to therein and (z) enforcing or defending (or determining whether or how to enforce or defend) the provisions of this Guarantee Agreement.

Each Guarantor hereby acknowledges and agrees that such Guarantor’s liability hereunder is joint and several with the other Guarantors and any other Person(s) who may guarantee the obligations and Indebtedness under and in respect of the Notes and the Note Agreement.

Notwithstanding the foregoing provisions or any other provision of this Guarantee Agreement, the Purchasers (on behalf of themselves and their successors and assigns) and each Guarantor hereby agree that if at any time the Guaranteed Obligations exceed the Maximum Guaranteed Amount determined as of such time with regard to such Guarantor, then this

Guarantee Agreement shall be automatically amended to reduce the Guaranteed Obligations to the Maximum Guaranteed Amount. Such amendment shall not require the written consent of any Guarantor or any holder and shall be deemed to have been automatically consented to by each Guarantor and each holder. Each Guarantor agrees that the Guaranteed Obligations may at any time exceed the Maximum Guaranteed Amount without affecting or impairing the obligation of such Guarantor. “Maximum Guaranteed Amount” means as of the date of determination with respect to a Guarantor, the lesser of (a) the amount of the Guaranteed Obligations outstanding on such date and (b) the maximum amount that would not render such Guarantor’s liability under this Guarantee Agreement subject to avoidance under Section 548 of the United States Bankruptcy Code (or any successor provision) or any comparable provision of applicable state law.

SECTION 2. OBLIGATIONS	ABSOLUTE.

The obligations of each Guarantor hereunder shall be primary, absolute, irrevocable and unconditional, irrespective of the validity or enforceability of the Notes, the Note Agreement or any other instrument referred to therein, shall not be subject to any counterclaim, setoff, deduction or defense based upon any claim such Guarantor may have against the Obligors or any holder or otherwise, and shall remain in full force and effect without regard to, and shall not be released, discharged or in any way affected by, any circumstance or condition whatsoever (whether or not such Guarantor shall have any knowledge or notice thereof), including, without limitation: (a) any amendment to, modification of, supplement to or restatement of the Notes, the Note Agreement or any other instrument referred to therein (it being agreed that the obligations of each Guarantor hereunder shall apply to the Notes, the Note Agreement or any such other instrument as so amended, modified, supplemented or restated) or any assignment or transfer of any thereof or of any interest therein, or any furnishing, acceptance or release of any security for the Notes or the addition, substitution or release of any other Guarantor or any other entity or other Person primarily or secondarily liable in respect of the Guaranteed Obligations; (b) any waiver, consent, extension, indulgence or other action or inaction under or in respect of the Notes, the Note Agreement or any other instrument referred to therein; (c) any bankruptcy, insolvency, arrangement, reorganization, readjustment, composition, liquidation or similar proceeding with respect to either Obligor or its property; (d) any merger, amalgamation or consolidation of any Guarantor or of any Obligor into or with any other Person or any sale, lease or transfer of any or all of the assets of any Guarantor or of any Obligor to any Person; (e) any failure on the part of any Obligor for any reason to comply with or perform any of the terms of any other agreement with any Guarantor; (f) any failure on the part of any holder to obtain, maintain, register or otherwise perfect any security; or (g) any other event or circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor (whether or not similar to the foregoing), and in any event however material or prejudicial it may be to any Guarantor or to any subrogation, contribution or reimbursement rights any Guarantor may otherwise have. Each Guarantor covenants that its obligations hereunder will not be discharged except by indefeasible payment in full in cash of all of the Guaranteed Obligations and all other obligations hereunder.

SECTION	3. WAIVER.

Each Guarantor unconditionally waives to the fullest extent permitted by law, (a) notice of acceptance hereof, of any action taken or omitted in reliance hereon and of any default by the Obligors in the payment of any amounts due under the Notes, the Note Agreement or any other instrument referred to therein, and of any of the matters referred to in Section 2 hereof, (b) all notices which may be required by statute, rule of law or otherwise to preserve any of the rights of any holder against such Guarantor, including, without limitation, presentment to or demand for payment from the Obligors or any Guarantor with respect to any Note, notice to the Obligors or to any Guarantor of default or protest for nonpayment or dishonor and the filing of claims with a court in the event of the bankruptcy of the Obligors, (c) any right to require any holder to enforce, assert or exercise any right, power or remedy including, without limitation, any right, power or remedy conferred in the Note Agreement or the Notes, (d) any requirement for diligence on the part of any holder and (e) any other act or omission or thing or delay in doing any other act or thing which might in any manner or to any extent vary the risk of such Guarantor or otherwise operate as a discharge of such Guarantor or in any manner lessen the obligations of such Guarantor hereunder.

SECTION	4. OBLIGATIONS UNIMPAIRED.

Each Guarantor authorizes the holders, without notice or demand to such Guarantor or any other Guarantor and without affecting its obligations hereunder, from time to time: (a) to renew, compromise, extend, accelerate or otherwise change the time for payment of, all or any part of the Notes, the Note Agreement or any other instrument referred to therein; (b) to change any of the representations, covenants, events of default or any other terms or conditions of or pertaining to the Notes, the Note Agreement or any other instrument referred to therein, including, without limitation, decreases or increases in amounts of principal, rates of interest, the Make-Whole Amount or any other obligation; (c) to take and hold security for the payment of the Notes, the Note Agreement or any other instrument referred to therein, for the performance of this Guarantee Agreement or otherwise for the Indebtedness guaranteed hereby and to exchange, enforce, waive, subordinate and release any such security; (d) to apply any such security and to direct the order or manner of sale thereof as the holders in their sole discretion may determine; (e) to obtain additional or substitute endorsers or guarantors or release any other Guarantor or any other Person or entity primarily or secondarily liable in respect of the Guaranteed Obligations; (f) to exercise or refrain from exercising any rights against the Obligors, any Guarantor or any other Person; and (g) to apply any sums, by whomsoever paid or however realized, to the payment of the Guaranteed Obligations and all other obligations owed hereunder. The holders shall have no obligation to proceed against any additional or substitute endorsers or guarantors or to pursue or exhaust any security provided by the Obligors, such Guarantor or any other Guarantor or any other Person or to pursue any other remedy available to the holders.

If an event permitting the acceleration of the maturity of the principal amount of any Notes shall exist and such acceleration shall at such time be prevented or the right of any holder to receive any payment on account of the Guaranteed Obligations shall at such time be delayed or otherwise affected by reason of the pendency against the Obligors, any Guarantor or any other guarantors of a case or proceeding under a bankruptcy or insolvency law, such Guarantor agrees that, for purposes of this Guarantee Agreement and its obligations hereunder, the maturity of such principal amount shall be deemed to have been accelerated with the same effect as if the holder thereof had accelerated the same in accordance with the terms of the Note Agreement, and such Guarantor shall forthwith pay such accelerated Guaranteed Obligations.

SECTION	5. SUBROGATION AND SUBORDINATION.

(a) Each Guarantor will not exercise any rights which it may have acquired by way of subrogation under this Guarantee Agreement, by any payment made hereunder or otherwise, or accept any payment on account of such subrogation rights, or any rights of reimbursement, contribution or indemnity or any rights or recourse to any security for the Notes or this Guarantee Agreement unless and until all of the Guaranteed Obligations shall have been indefeasibly paid in full in cash.

(b) Each Guarantor hereby subordinates the payment of all Indebtedness and other obligations of the Obligors or any other guarantor of the Guaranteed Obligations owing to such Guarantor, whether now existing or hereafter arising, including, without limitation, all rights and claims described in clause (a) of this Section 5, to the indefeasible payment in full in cash of all of the Guaranteed Obligations. If the Required Holders so request, any such Indebtedness or other obligations shall be enforced and performance received by such Guarantor as trustee for the holders and the proceeds thereof shall be paid over to the holders promptly, in the form received (together with any necessary endorsements) to be applied to the Guaranteed Obligations, whether matured or unmatured, as may be directed by the Required Holders, but without reducing or affecting in any manner the liability of any Guarantor under this Guarantee Agreement.

(c) If any amount or other payment is made to or accepted by any Guarantor in violation of any of the preceding clauses (a) and (b) of this Section 5, such amount shall be deemed to have been paid to such Guarantor for the benefit of, and held in trust for the benefit of, the holders and shall be paid over to the holders promptly, in the form received (together with any necessary endorsements) to be applied to the Guaranteed Obligations, whether matured or unmatured, as may be directed by the Required Holders, but without reducing or affecting in any manner the liability of such Guarantor under this Guarantee Agreement.

(d) Each Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by the Note Agreement and that its agreements set forth in this Guarantee Agreement (including this Section 5) are knowingly made in contemplation of such benefits.

(e) Each Guarantor hereby agrees that, to the extent that a Guarantor shall have paid an amount hereunder to any holder that is greater than the net value of the benefits received, directly or indirectly, by such paying Guarantor as a result of the issuance and sale of the Notes (such net value, its “Proportionate Share”), such paying Guarantor shall, subject to Section 5(a) and 5(b), be entitled to contribution from any Guarantor that has not paid its Proportionate Share of the Guaranteed Obligations. Any amount payable as a contribution under this Section 5(e) shall be determined as of the date on which the related payment is made by such Guarantor seeking contribution and each Guarantor acknowledges that the right to contribution hereunder shall constitute an asset of such Guarantor to which such contribution is owed. Notwithstanding the foregoing, the provisions of this Section 5(e) shall in no respect limit the obligations and liabilities of any Guarantor to the holders of the Notes hereunder or under the Notes, the Note Agreement or any other document, instrument or agreement executed in connection therewith, and each Guarantor shall remain jointly and severally liable for the full payment of the Guaranteed Obligations.

SECTION 6.	REINSTATEMENT OF GUARANTEE.

This Guarantee Agreement shall continue to be effective, or be reinstated, as the case may be, if and to the extent at any time payment, in whole or in part, of any of the sums due to any holder on account of the Guaranteed Obligations is rescinded or must otherwise be restored or returned by a holder upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Obligors or any other guarantors, or upon or as a result of the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to the Obligors or any other guarantors or any part of its or their property, or otherwise, all as though such payments had not been made.

SECTION 7.	RANK OF GUARANTEE.

Each Guarantor will ensure that its payment obligations under this Guarantee Agreement will at all times rank at least pari passu, without preference or priority, with all other unsecured and unsubordinated Indebtedness of such Guarantor now or hereafter existing.

SECTION 8.	ADDITIONAL COVENANTS OF EACH GUARANTOR.

So long as any Notes are outstanding or the Note Agreement shall remain in effect, each Guarantor agrees to comply with the covenants and agreements of the Note Agreement, including but not limited to Sections 9 and 10 of thereof, insofar as such covenants and agreements apply to such Guarantor, as if such covenants and agreements were set forth herein in full.

SECTION 9.	REPRESENTATIONS AND WARRANTIES OF EACH GUARANTOR.

Each Guarantor represents and warrants to each holder as follows:

Section 9.1. Organization; Power and Authority. Such Guarantor is a corporation, limited liability company or other legal entity, duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, formation or organization, and is duly qualified as a foreign entity and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Such Guarantor has the corporate, limited liability company or other entity power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Guarantee Agreement and to perform the provisions hereof.

Section 9.2. Authorization, Etc. This Guarantee Agreement has been duly authorized by all necessary corporation, limited liability company or other legal entity action on the part of such Guarantor, and this Guarantee Agreement constitutes a legal, valid and binding obligation of such Guarantor enforceable against such Guarantor in accordance with its terms, except as such enforceability may be limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (b) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

Section 9.3. Compliance with Laws, Other instruments, Etc. The execution, delivery and performance by such Guarantor of this Guarantee Agreement will not (a) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of such Guarantor or any of its Subsidiaries under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, organizational documents, or any other agreement or instrument to which such Guarantor or any of its Subsidiaries is bound or by which such Guarantor or any of its Subsidiaries or any of their respective properties may be bound or affected, (b) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to such Guarantor or any of its Subsidiaries or (c) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to such Guarantor or any of its Subsidiaries. “Governmental Authority” means (x) the government of (i) the United States of America or any State or other political subdivision thereof, or (ii) any other jurisdiction in which such Guarantor or any of its Subsidiaries conducts all or any part of its business, or which asserts jurisdiction over any properties of such Guarantor or any of its Subsidiaries, or (y) any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government.

Section 9.4. Governmental Authorizations, Etc. No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by such Guarantor of this Guarantee Agreement.

Section 9.5. Information regarding the Obligors. Such Guarantor now has and will continue to have independent means of obtaining information concerning the affairs, financial condition and business of the Obligors. No holder shall have any duty or responsibility to provide such Guarantor with any credit or other information concerning the affairs, financial condition or business of the Obligors which may come into possession of the holders. Such Guarantor has executed and delivered this Guarantee Agreement without reliance upon any representation by the holders including, without limitation, with respect to (a) the due execution, validity, effectiveness or enforceability of any instrument, document or agreement evidencing or relating to any of the Guaranteed Obligations or any loan or other financial accommodation made or granted to the Obligors, (b) the validity, genuineness, enforceability, existence, value or sufficiency of any property securing any of the Guaranteed Obligations or the creation, perfection or priority of any lien or security interest in such property or (c) the existence, number, financial condition or creditworthiness of other guarantors or sureties, if any, with respect to any of the Guaranteed Obligations.

Section 9.7. Solvency. Upon the execution and delivery hereof, such Guarantor will be solvent, will be able to pay its debts as they mature, and will have capital sufficient to carry on its business.

SECTION 10. TAX	INDEMNIFICATION.

All payments whatsoever under this Guarantee Agreement will be made by each Guarantor in lawful currency of the United States of America free and clear of, and without liability for withholding or deduction for or on account of, any present or future tax (whether income, documentary, sales, stamp, registration, issue, capital, property, excise or otherwise), duty, assessment, levy, impost, fee, compulsory loan, charge or withholding (a “Tax”) of whatever nature imposed or levied by or on behalf of any jurisdiction other than the United States (or any political subdivision or taxing authority of or in such jurisdiction) (a “Taxing Jurisdiction”), unless the withholding or deduction of such Tax is compelled by law.

If any deduction or withholding for any Tax of a Taxing Jurisdiction shall at any time be required in respect of any amounts to be paid by a Guarantor under this Guarantee Agreement, such Guarantor will pay to the relevant Taxing Jurisdiction the full amount required to be withheld, deducted or otherwise paid before penalties attach thereto or interest accrues thereon and pay to each holder such additional amounts as may be necessary in order that the net amounts paid to such holder pursuant to the terms of this Guarantee Agreement after such deduction, withholding or payment (including, without limitation, any required deduction or withholding of Tax on or with respect to such additional amount), shall be not less than the amounts then due and payable to such holder under the terms of this Guarantee Agreement before the assessment of such Tax, provided that no payment of any additional amounts shall be required to be made for or on account of:

(a) any Tax that would not have been imposed but for the existence of any present or former connection between such holder (or a fiduciary, settlor, beneficiary, member of, shareholder of, or possessor of a power over, such holder, if such holder is an estate, trust, partnership or corporation or any Person other than the holder to whom the Notes or any amount payable thereon is attributable for the purposes of such Tax) and the Taxing Jurisdiction, other than the mere holding of the relevant Note or the receipt of payments thereunder or in respect thereof, including, without limitation, such holder (or such other Person described in the above parenthetical) being or having been a citizen or resident thereof, or being or having been present or engaged in trade or business therein or having or having had an establishment, office, fixed base or branch therein, provided that this exclusion shall not apply with respect to a Tax that would not have been imposed but for such Guarantor, after the date of the Closing, opening an office in, moving an office to, reincorporating in, or changing the Taxing Jurisdiction from or through which payments on account of this Guarantee Agreement are made to, the Taxing Jurisdiction imposing the relevant Tax;

(b) any Tax that would not have been imposed but for the delay or failure by such holder (following a written request by such Guarantor) in the filing with the relevant Taxing Jurisdiction of Forms (as defined below) that are required to be filed by such holder to avoid or reduce such Taxes (including for such purpose any refilings or renewals of filings that may from time to time be required by the relevant Taxing Jurisdiction), provided that the filing of such Forms would not (in such holder’s reasonable judgment) impose any unreasonable burden (in time, resources or otherwise) on such holder or result in any confidential or proprietary income tax return information being revealed, either directly or indirectly, to any Person and such delay or failure could have been lawfully avoided by such holder, and provided further that such holder shall be deemed to have satisfied the requirements of this clause (b) upon the good faith completion and submission of such Forms (including refilings or renewals of filings) as may be specified in a written request of such Guarantor no later than 60 days after receipt by such holder of such written request (accompanied by copies of such Forms and related instructions, if any, all in the English language or with an English translation thereof); or

(c) any combination of clauses (a) and (b) above;

and provided further that in no event shall such Guarantor be obligated to pay such additional amounts (i) to any holder not resident in the United States of America or any other jurisdiction in which an original Purchaser is resident for tax purposes on the date of the Closing in excess of the amounts that such Guarantor would be obligated to pay if such holder had been a resident of the United States of America or such other jurisdiction, as applicable, for purposes of, and eligible for the benefits of, any double taxation treaty from time to time in effect between the United States of America or such other jurisdiction and the relevant Taxing Jurisdiction or (ii) to any holder of a Note registered in the name of a nominee if under the law of the relevant Taxing Jurisdiction (or the current regulatory interpretation of such law) securities held in the name of a nominee do not qualify for an exemption from the relevant Tax and such Guarantor shall have given timely notice of such law or interpretation to such holder.

By acceptance of any Note, the holder of such Note agrees, subject to the limitations of clause (b) above, that it will from time to time with reasonable promptness (x) duly complete and deliver to or as reasonably directed by such Guarantor all such forms, certificates, documents and returns provided to such holder by such Guarantor (collectively, together with instructions for completing the same, “Forms”) required to be filed by or on behalf of such holder in order to avoid or reduce any such Tax pursuant to the provisions of an applicable statute, regulation or administrative practice of the relevant Taxing Jurisdiction or of a tax treaty between the United States and such Taxing Jurisdiction and (y) provide such Guarantor with such information with respect to such holder as such Guarantor may reasonably request in order to complete any such Forms, provided that nothing in this Section 10 shall require any holder to provide information with respect to any such Form or otherwise if in the opinion of such holder such Form or disclosure of information would involve the disclosure of tax return or other information that is confidential or proprietary to such holder, and provided, further, that each such holder shall be deemed to have complied with its obligation under this paragraph with respect to any Form if such Form shall have been duly completed and delivered by such holder to such Guarantor or mailed to the appropriate taxing authority (which in the case of any Form which requires that it be submitted to the United States Internal Revenue Service as a condition to its effectiveness in the Taxing Jurisdiction shall be deemed to occur when such Form is submitted to the United States Internal Revenue Service in accordance with instructions contained in such Form), whichever is applicable, within 60 days following a written request of such Guarantor (which request shall be accompanied by copies of such Form and English translations of any such Form not in the English language) and, in the case of a transfer of any Note, at least 90 days prior to the relevant interest payment date.

On or before the date of the Closing such Guarantor will furnish each Purchaser with copies of the appropriate Form (and English translation if required as aforesaid) currently required to be filed in any Taxing Jurisdiction pursuant to clause (b) of the second paragraph of this Section 10, if any, and in connection with the transfer of any Note such Guarantor will furnish the transferee of such Note with copies of any Form and English translation then required.

If any payment is made by such Guarantor to or for the account of the holder of any Note after deduction for or on account of any Taxes, and increased payments are made by such Guarantor pursuant to this Section 10, then, if such holder at its sole discretion determines that it has received or been granted a refund of such Taxes, such holder shall, to the extent that it can do so without prejudice to the retention of the amount of such refund, reimburse to such Guarantor such amount as such holder shall, in its sole discretion, determine to be attributable to the relevant Taxes or deduction or withholding. Nothing herein contained shall interfere with the right of the holder of any Note to arrange its tax affairs in whatever manner it thinks fit and, in particular, no holder of any Note shall be under any obligation to claim relief from its corporate profits or similar tax liability in respect of such Tax in priority to any other claims, reliefs, credits or deductions available to it or (other than as set forth in clause (b) above) oblige any holder of any Note to disclose any information relating to its tax affairs or any computations in respect thereof.

Such Guarantor will furnish the holders of Notes, promptly and in any event within 60 days after the date of any payment by such Guarantor of any Tax in respect of any amounts paid under this Guarantee Agreement, the original tax receipt issued by the relevant taxation or other authorities involved for all amounts paid as aforesaid (or if such original tax receipt is not available or must legally be kept in the possession of such Guarantor, a duly certified copy of the original tax receipt or any other reasonably satisfactory evidence of payment), together with such other documentary evidence with respect to such payments as may be reasonably requested from time to time by any holder of a Note.

If such Guarantor is required by any applicable law, as modified by the practice of the taxation or other authority of any relevant Taxing Jurisdiction, to make any deduction or withholding of any Tax in respect of which such Guarantor would be required to pay any additional amount under this Section 10, but for any reason does not make such deduction or withholding with the result that a liability in respect of such Tax is assessed directly against the holder of any Note, and such holder pays such liability, then such Guarantor will promptly reimburse such holder for such payment (including any related interest or penalties to the extent such interest or penalties arise by virtue of a default or delay by such Guarantor) upon demand by such holder accompanied by an official receipt (or a duly certified copy thereof) issued by the taxation or other authority of the relevant Taxing Jurisdiction.

If such Guarantor makes payment to or for the account of any holder of a Note and such holder is entitled to a refund of the Tax to which such payment is attributable upon the making of a filing (other than a Form described above), then such holder shall, as soon as practicable after receiving written request from such Guarantor (which shall specify in reasonable detail and supply the refund forms to be filed) use reasonable efforts to complete and deliver such refund forms to or as directed by such Guarantor, subject, however, to the same limitations with respect to Forms as are set forth above.

The obligations of such Guarantor under this Section 10 shall survive the payment or transfer of any Note and the provisions of this Section 10 shall also apply to successive transferees of the Notes.

SECTION	11. TERM OF GUARANTEE AGREEMENT.

This Guarantee Agreement and all guarantees, covenants and agreements of the Guarantors contained herein shall continue in full force and effect and shall not be discharged until such time as all of the Guaranteed Obligations and all other obligations hereunder shall be indefeasibly paid in full in cash and shall be subject to reinstatement pursuant to Section 6, provided, however, a Guarantor shall be automatically released from its obligations hereunder upon (a) the sale or exchange of all or substantially all of the stock or assets of such Guarantor permitted pursuant to Section 10.2 of the Note Agreement or (b) the occurrence of any release of such Guarantor pursuant to Section 2.3(b) of the Note Agreement.

SECTION	12. SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT.

All representations and warranties contained herein shall survive the execution and delivery of this Guarantee Agreement and may be relied upon by any subsequent holder, regardless of any investigation made at any time by or on behalf of any Purchaser or any other holder. All statements contained in any certificate or other instrument delivered by or on behalf of a Guarantor pursuant to this Guarantee Agreement shall be deemed representations and warranties of such Guarantor under this Guarantee Agreement. Subject to the preceding sentence, this Guarantee Agreement embodies the entire agreement and understanding between each holder and the Guarantors and supersedes all prior agreements and understandings relating to the subject matter hereof.

SECTION	13. AMENDMENT AND WAIVER.

Section 13.1. Requirements. Except as otherwise provided in the fourth paragraph of Section 1 of this Guarantee Agreement, this Guarantee Agreement may be amended, and the observance of any term hereof may be waived (either retroactively or prospectively), with (and only with) the written consent of each Guarantor and the Required Holders, except that no amendment or waiver (a) of any of the first three paragraphs of Section 1 or any of the provisions of Section 2, 3, 4, 5, 6, 7, 10, 11, 13 or 15.7 hereof, or any defined term (as it is used therein), or (b) which results in the limitation of the liability of any Guarantor hereunder (except to the extent provided in the fourth paragraph of Section 1 of this Guarantee Agreement) will be effective as to any holder unless consented to by such holder in writing.

Section 13.2. Solicitation of Holders of Notes.

(a) Solicitation. Each Guarantor will provide each holder of the Notes (irrespective of the amount of Notes then owned by it) with sufficient information, sufficiently far in advance of the date a decision is required, to enable such holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof. Each Guarantor will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of this Section 13.2 to each holder promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite holders of Notes.

(b) Payment. The Guarantors will not directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security or provide other credit support, to any holder as consideration for or as an inducement to the entering into by any holder of any waiver or amendment of any of the terms and provisions hereof unless such remuneration is concurrently paid, or security is concurrently granted or other credit support concurrently provided, on the same terms, ratably to each holder even if such holder did not consent to such waiver or amendment.

(c) Consent in Contemplation of Transfer. Any consent made pursuant to this Section 13 by a holder that has transferred or has agreed to transfer its Notes to any Obligor, any Subsidiary or any Affiliate (including any Guarantor) of any Obligor and has provided or has agreed to provide such written consent as a condition to such transfer shall be void and of no force or effect except solely as to such holder, and any amendments effected or waivers granted or to be effected or granted that would not have been or would not be so effected or granted but for such consent (and the consents of all other holders of Notes that were acquired under the same or similar conditions) shall be void and of no force or effect except solely as to such holder.

Section 13.3. Binding Effect. Any amendment or waiver consented to as provided in this Section 13 applies equally to all holders and is binding upon them and upon each future holder and upon each Guarantor without regard to whether any Note has been marked to indicate such amendment or waiver. No such amendment or waiver will extend to or affect any obligation, covenant or agreement not expressly amended or waived or impair any right consequent thereon. No course of dealing between a Guarantor and the holder nor any delay in exercising any rights hereunder or under any Note shall operate as a waiver of any rights of any holder. As used herein, the term “this Guarantee Agreement” and references thereto shall mean this Guarantee Agreement as it may be amended, modified, supplemented or restated from time to time.

Section 13.4. Notes Held by Obligors, Etc. Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Guarantee Agreement, or have directed the taking of any action provided herein to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes directly or indirectly owned by any Guarantor, any Obligor or any of their respective Affiliates shall be deemed not to be outstanding.

SECTION	14. NOTICES; ENGLISH LANGUAGE.

All notices and communications provided for hereunder shall be in writing and sent (a) by telecopy if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or (b) by registered or certified mail with return receipt requested (postage prepaid), or (c) by a recognized overnight delivery service (with charges prepaid). Any such notice must be sent:

(a) if to any Guarantor, in care of the Company at the Company’s address set forth in the Note Agreement, or such other address as such Guarantor shall have specified to the holders in writing, or

(b) if to any holder, to such holder at the addresses specified for such communications set forth in Schedule A to the Note Agreement, or such other address as such holder shall have specified to the Guarantors in writing.

(c) Each document, instrument, financial statement, report, notice or other communication delivered in connection with this Guarantee Agreement shall be in English or accompanied by an English translation thereof.

This Guarantee Agreement has been prepared and signed in English and each Guarantor agrees that the English version hereof (to the maximum extent permitted by applicable law) shall be the only version valid for the purpose of the interpretation and construction hereof and thereof notwithstanding the preparation of any translation into another language hereof or thereof, whether official or otherwise or whether prepared in relation to any proceedings which may be brought in any jurisdiction in respect hereof or thereof.

SECTION	15. MISCELLANEOUS.

Section 15.1. Successors and Assigns; Joinder. All covenants and other agreements contained in this Guarantee Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns whether so expressed or not. It is agreed and understood that any Person may become a Guarantor hereunder by executing a Guarantor Supplement substantially in the form of Exhibit A attached hereto and delivering the same to the Holders. Any such Person shall thereafter be a “Guarantor” for all purposes under this Guarantee Agreement.

Section 15.2. Severability. Any provision of this Guarantee Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law), not invalidate or render unenforceable such provision in any other jurisdiction.

Section 15.3. Construction. Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such express contrary provision) be deemed to excuse compliance with any other covenant. Whether any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

The section and subsection headings in this Guarantee Agreement are for convenience of reference only and shall neither be deemed to be a part of this Guarantee Agreement nor modify, define, expand or limit any of the terms or provisions hereof. All references herein to numbered sections, unless otherwise indicated, are to sections of this Guarantee Agreement. Words and definitions in the singular shall be read and construed as though in the plural and vice versa, and words in the masculine, neuter or feminine gender shall be read and construed as though in either of the other genders where the context so requires.

Section 15.4. Further Assurances. Each Guarantor agrees to execute and deliver all such instruments and take all such action as the Required Holders may from time to time reasonably request in order to effectuate fully the purposes of this Guarantee Agreement.

Section 15.5. Governing Law. This Guarantee Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York, excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

Section 15.6. Jurisdiction and Process; Waiver of Jury Trial. (a) Each Guarantor irrevocably submits to the non-exclusive jurisdiction of any New York State or federal court sitting in the Borough of Manhattan, The City of New York, over any suit, action or proceeding arising out of or relating to this Guarantee Agreement. To the fullest extent permitted by applicable law, each Guarantor irrevocably waives and agrees not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

(b) Each Guarantor consents to process being served by or on behalf of any holder in any suit, action or proceeding of the nature referred to in Section 15.6(a) by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, return receipt requested, to it at its address specified in Section 14 or at such other address of which such holder shall then have been notified pursuant to Section 14. Each Guarantor agrees that such service upon receipt (i) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and (ii) shall, to the fullest extent permitted by applicable law, be taken and held to be valid personal service upon and personal delivery to it. Notices hereunder shall be conclusively presumed received as evidenced by a delivery receipt furnished by the United States Postal Service or any reputable commercial delivery service.

(c) Nothing in this Section 15.6 shall affect the right of any holder to serve process in any manner permitted by law, or limit any right that the holders may have to bring proceedings against any Guarantor in the courts of any appropriate jurisdiction or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction.

(d) THE GUARANTORS AND THE HOLDERS HEREBY WAIVE TRIAL BY JURY IN ANY ACTION BROUGHT ON OR WITH RESPECT TO THIS GUARANTEE AGREEMENT OR OTHER DOCUMENT EXECUTED IN CONNECTION HEREWITH.

Section 15.7. Obligation to Make Payment in United States Dollars. Any payment on account of an amount that is payable hereunder in United States Dollars which is made to or for the account of any holder in any other currency, whether as a result of any judgment or order or the enforcement thereof or the realization of any security or the liquidation of any Guarantor, shall constitute a discharge of the obligation of such Guarantor under this Guarantee Agreement only to the extent of the amount of United States Dollars which such holder could purchase in the foreign exchange markets in New York, New York, with the amount of such other currency in accordance with normal banking procedures at the rate of exchange prevailing on the Business Day following receipt of the payment first referred to above. If the amount of United States Dollars that could be so purchased is less than the amount of United States Dollars originally due to such holder, such Guarantor agrees to the fullest extent permitted by law, to indemnify and save harmless such holder from and against all loss or damage arising out of or as a result of such deficiency. This indemnity shall, to the fullest extent permitted by law, constitute an obligation separate and independent from the other obligations contained in this Guarantee Agreement, shall give rise to a separate and independent cause of action, shall apply irrespective of any indulgence granted by such holder from time to time and shall continue in full force and effect notwithstanding any judgment or order for a liquidated sum in respect of an amount due hereunder or under any judgment or order.

Section 15.8. Reproduction of Documents; execution. This Guarantee Agreement may be reproduced by any holder by any photographic, photo static, electronic, digital, or other similar process and such holder may destroy any original document so reproduced. Each Guarantor agrees and stipulates that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by such holder in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. This Section 15.8 shall not prohibit any Guarantor or any other holder of Notes from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction. A facsimile or electronic transmission of the signature page of a Guarantor shall be as effective as delivery of a manually executed counterpart hereof and shall be admissible into evidence for all purposes.

SECTION	16. LIMITATIONS WITH RESPECT TO LIECHTENSTEIN GUARANTORS.

The amounts payable according to the terms of this Guarantee Agreement by a Guarantor incorporated under the laws of Liechtenstein (each, a “Liechtenstein Guarantor”) are limited as follows:

If a payment in fulfillment of the Guaranteed Obligations would, at the time of payment is due, not be permitted under Art. 545(2) of the Liechtenstein Company Act (Personen- und Gesellschaftsrecht) or similar provisions prohibiting capital repayment or restricting profit distributors, then such Guaranteed Obligations and payment amounts are limited to the amount permitted to be paid in accordance with such provisions.

Such limited amount shall, however, at no time be less than the distributable net assets (verfügbarer Reingewinn) available for distribution to the shareholders of the respective Liechtenstein Guarantor in accordance with Art. 545(2) of the Liechtenstein Company Act (Personen- und Gesellschaftsrecht) and the provisions of its articles of association and by-laws (net of taxes, if applicable) at any time payment under or pursuant to this Guarantee Agreement is requested from the respective Liechtenstein Guarantor (from time to time, each a “Liechtenstein Minimum Guarantee Amount”).

The limitations set out herein (as may apply) shall not (generally or definitively) free the Liechtenstein Guarantor from payment obligations hereunder in excess thereof, but merely postpone the payment date thereof until such times as payment is again possible in accordance with the above mentioned limitations.

In order to allow the holders to obtain the maximum benefit under and of this Guarantee Agreement, the Liechtenstein Guarantor undertakes to promptly implement all such measures and/or to promptly procure the fulfilment of all prerequisites allowing it to make the (requested) payment(s) hereunder, including the following

(a)	preparation of an audited interim balance sheet (geprüfter Zwischenabschluss) of the Liechtenstein Guarantor;

(b)	confirmation of the auditors of the relevant Liechtenstein Guarantor that the relevant Liechtenstein Minimum Guarantee Amount represents (the maximum of) freely distributable profits (verfügbarer Reingewinn);

(c)	approval by a shareholder(s) meeting (Gründerrechtsversammlung) of the Liechtenstein Guarantor of the (resulting) profit distribution in the amount of the Minimum Guarantee Amount; and

(d)	all such other measures necessary or useful to allow the Liechtenstein Guarantor to make the payments agreed hereunder with a minimum of limitation, including the conversion of unnecessary restricted reserves into distributable reserves.

For avoidance of doubt, the limitations hereinbefore referred to shall not lead to an obligation of the Liechtenstein Guarantor to decrease its statutory capital (Anstaltskapital) or statutory reserves (statutarischer Reservefonds).

[Signature Pages to Follow]

IN WITNESS WHEREOF, each Guarantor has caused this Guarantee Agreement to be duly executed and delivered as of the date and year first above written.

[VARIATION]

By:
Name: Title:

EXHIBIT A

GUARANTOR SUPPLEMENT

THIS GUARANTOR SUPPLEMENT (the “Guarantor Supplement”), dated as of [            , 20        ] is made by [            ], a [            ] (the “Additional Guarantor”), in favor of the holders from time to time of the Notes issued pursuant to the Note Agreement described below:

PRELIMINARY STATEMENTS:

I. Pursuant to the Note Purchase and Guarantee Agreement dated as of December 27, 2012 (as amended, modified, supplemented or restated from time to time, the “Note Agreement”), by and among Chicago Bridge & Iron Company (Delaware), a Delaware corporation (the “Company”) and Chicago Bridge & Iron Company N.V., a corporation incorporated under the laws of The Netherlands (the “Parent Guarantor” and together with the Company, the “Obligors”), and the Persons listed on the signature pages thereto (the “Purchasers”), the Company has issued and sold (i) U.S.$150,000,000 aggregate principal amount of its 4.15% Senior Notes, Series A, due December 27, 2017 (the “Series A Notes”), (ii) U.S.$225,000,000 aggregate principal amount of its 4.57% Senior Notes, Series B, due December 27, 2019 (the “Series B Notes”); (iii) U.S.$275,000,000 aggregate principal amount of its 5.15% Senior Notes, Series C, due December 27, 2022 (the “Series C Notes”); and U.S.$150,000,000 aggregate principal amount of its 5.30% Senior Notes, Series D, due December 27, 2024 (the “Series D Notes”). The Series A Notes, Series B Notes, Series C Notes and Series D Notes are collectively referred to herein as the “Initial Notes.” The Initial Notes and any other Notes that may from time to time be issued pursuant to the Note Agreement (including any notes issued in substitution for any of the Notes) are herein collectively called the “Notes” and individually a “Note”.

II. The Obligors are required pursuant to the Note Agreement to cause the Additional Guarantor to deliver this Guarantor Supplement in order to cause the Additional Guarantor to become a Guarantor under the Subsidiary Guarantee Agreement dated as of December 27, 2012 executed by certain Subsidiaries of the Obligors (together with each entity that from time to time becomes a party thereto by executing a Guarantor Supplement pursuant to Section 15.1 thereof, collectively, the “Guarantors”) in favor of each holder from time to time of any of the Notes (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Guarantee Agreement”).

III. The Additional Guarantor has received and will receive substantial direct and indirect benefits from the Obligors’ compliance with the terms and conditions of the Note Agreement and the Notes issued thereunder.

IV. Capitalized terms used and not otherwise defined herein have the definitions set forth in the Note Agreement.

NOW THEREFORE, in consideration of the funds advanced to the Company by the Purchasers under the Note Agreement and to enable the Obligors to comply with the terms of the Note Agreement, the Additional Guarantor hereby covenants, represents and warrants to the holders as follows:

The Additional Guarantor hereby becomes a Guarantor (as defined in the Guarantee Agreement) for all purposes of the Guarantee Agreement. Without limiting the foregoing, the Additional Guarantor hereby (a) jointly and severally with the other Guarantors under the Guarantee Agreement, guarantees to the holders from time to time of the Notes the prompt payment in full when due (whether at sated maturity, by acceleration or otherwise) of all Guaranteed Obligations (as defined in Section 1 of the Guarantee Agreement) in the same manner and to the same extent as is provided in the Guarantee Agreement, (b) accepts and agrees to perform and observe all of the covenants set forth therein, (c) waives the rights set forth in Section 3 of the Guarantee Agreement, (d) agrees to perform and observe the covenants contained in Section 8 of the Guarantee Agreement, (e) makes the representations and warranties set forth in Section 9 of the Guarantee Agreement and (f) waives the rights, submits to jurisdiction, and waives service of process as described in Section 15.6 of the Guarantee Agreement.

Notice of acceptance of this Guarantor Supplement and of the Guarantee Agreement, as supplemented hereby, is hereby waived by the Additional Guarantor.

The address for notices and other communications to be delivered to the Additional Guarantor pursuant to Section 14 of the Guarantee Agreement is set forth below.

[Add other relevant provisions as necessary.]

IN WITNESS WHEREOF, the Additional Guarantor has caused this Guarantor Supplement to be duly executed and delivered as of the date and year first above written.

A-2

[NAME OF GUARANTOR]

By:
Name: Title:

Notice Address for such Guarantor

A-3

FORM OF OPINION OF SPECIAL U.S. COUNSEL

FOR THE OBLIGORS AND THE INITIAL MATERIAL SUBSIDIARY GUARANTORS

Attached.

Separately provided.

EXHIBIT 4.4(a)(i)

(to Note Purchase and Guarantee Agreement)

FORM OF OPINION OF SPECIAL DUTCH COUNSEL

FOR THE PARENT GUARANTOR

Attached.

Separately provided.

EXHIBIT 4.4(a)(ii)

(to Note Purchase and Guarantee Agreement)

FORM OF OPINION OF SPECIAL COUNSEL

TO THE PURCHASERS

Separately provided.

EXHIBIT 4.4 (b)

(to Note Purchase and Guarantee Agreement)

FORM OF OPINION OF SPECIAL COUNSEL

TO THE ESCROW AGENT

Attached.

Separately provided.

EXHIBIT 4.4(c)

(to Note Purchase and Guarantee Agreement)

ESCROW AGREEMENT

This ESCROW AGREEMENT (as the same may be amended or modified from time to time pursuant hereto, this “Agreement”) is made and entered into as of December 27, 2012, by and among CHICAGO BRIDGE & IRON COMPANY (DELAWARE), a Delaware corporation (the “Company”), the purchasers named in Schedule A attached hereto (collectively, the “Purchasers”, and individually, a “Purchaser”), and COMPUTERSHARE TRUST COMPANY, N.A., not in its individual capacity but solely in the capacity as escrow agent for the Company and the Purchasers (in such capacity, the “Escrow Agent”, and together with the Company and the Purchasers, sometimes referred to individually, as a “Party” or collectively, as the “Parties”).

WHEREAS, pursuant to that certain Note Purchase and Guarantee Agreement dated as of December 27, 2012 (as the same may be amended or modified from time to time pursuant thereto, the “Note Purchase Agreement”), by and among the Purchasers, the Company, and Chicago Bridge & Iron Company N.V., a corporation incorporated under the laws of The Netherlands, as parent guarantor, the Company is issuing, in a private placement, $800,000,000 in aggregate principal amount of its senior notes (the “Notes”) in the respective denominations, coupon rates and tenor set forth in the Note Purchase Agreement and in Schedule A hereto;

WHEREAS, the Note Purchase Agreement provides that the proceeds of the Notes shall be funded into an escrow account to be established in accordance with the terms of this Agreement and the Company and the Purchasers desire to use an escrow agent to provide certain escrow functions in connection with the proceeds from the sale and purchase of the Notes;

WHEREAS, the Company and the Purchasers wish to engage the Escrow Agent to act, and the Escrow Agent is willing to act, as escrow agent hereunder and, in that capacity, to hold, administer and distribute the amounts deposited in escrow hereunder in accordance with, and subject to, the terms of this Agreement and to enter into the Account Control Agreement (as such term is defined below) with the Approved Bank (as such term is defined below) on behalf of the Purchasers; and

WHEREAS, the Parties acknowledge and agree that the Escrow Agent shall appoint its affiliate, Computershare Shareowner Services LLC (“CSS”), to perform certain of the Escrow Agent’s duties hereunder, including but not limited to processing of all payments received or made by or on behalf of the Parties, but that the Escrow Agent shall remain liable and responsible for the actions of CSS and the performance of such duties;

NOW THEREFORE, in consideration of the foregoing and of the mutual covenants set forth herein, the parties hereto agree as follows:

1. Appointment. The Company and the Purchasers hereby appoint the Escrow Agent as their escrow agent for the purposes set forth herein, and the Escrow Agent hereby accepts such appointment under the express terms and conditions set forth herein.

2. Fund.

(a) At a closing (the “Closing”) on December 27, 2012 (the “Closing Date”), pursuant to the terms and subject to the conditions of the Note Purchase Agreement, the Company will issue the Notes to the Purchasers against receipt of the purchase price therefor in immediately available funds, which receipt the Company has agreed and directed the Purchasers to wire transfer in immediately available funds to the Escrow Agent the full purchase price of the Notes to be purchased by such Purchaser; the aggregate purchase price of all of the Notes being $800,000,000. The Company and the Purchasers hereby authorize the Escrow Agent to accept wire transfers from the Purchasers on the Closing Date in respect of the payment of the purchase price for the Notes, and upon receipt of such purchase price in the aggregate amount of $800,000,000, such funds shall constitute the escrow deposit (the “Escrow Deposit”). Upon receipt of the Escrow Deposit, the Escrow Agent shall (i) acknowledge such receipt in writing (which may be by means of electronic mail to respective counsel for the Company and the Purchasers) to the Company and the Purchasers (and Chapman and Cutler LLP, as the Purchasers’ special counsel), (ii) thereafter hold the Escrow Deposit and, subject to the express terms and conditions hereof, invest and reinvest the Escrow Deposit and the proceeds thereof (such Escrow Deposit and the proceeds thereof shall be defined as the “Fund”) in the Deposit Account (as such term is defined below), as expressly provided in Section 3, and (iii) subject to the express terms and conditions of this Agreement, distribute the Fund as provided in Section 4.

(b) Other than funds distributed in accordance with the express provisions of Section 4, each Party hereby agrees and acknowledges that the Fund shall at all times be subject to an Account Control Agreement (as such term is defined below), and the Fund shall not be permitted to be withdrawn for any reason other than in accordance with the express provisions set forth in Section 4.

(c) The Notes to be purchased by each Purchaser, at a price equal to 100% of the aggregate principal amount of such Notes, are described in the Note Purchase Agreement and on Schedule A hereto. On the Closing Date, the Escrow Agent shall promptly notify the Company and the Purchasers of any discrepancy between the amounts set forth on Schedule A hereto, which represent the expected amounts to be received on the Closing Date as payment of the purchase price of the Notes from each Purchaser, and the amounts actually received by the Escrow Agent from each such Purchaser.

3. Investment of Fund.

(a) The Escrow Agent is hereby authorized and directed to deposit and hold the Escrow Deposit and any other funds or cash in the Fund in a demand deposit account (the “Deposit Account”) at The Bank of New York Mellon (an “Approved Bank”), such Deposit Account specifically designated in the name of the Escrow Agent, not individually but solely in its capacity as escrow agent for the Company and Purchasers pursuant to this Agreement. The Escrow Agent shall apply a credit to the Deposit Account at an annual rate equal to 20 basis points on the average daily balance of the Fund, but the Fund shall not be otherwise invested. In connection with the deposit of the Escrow Deposit into the Deposit Account: (i) (A) the Company, (B) the Escrow Agent, on its behalf and on behalf of the Purchasers (as the “Control

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Party” and as such term is defined in the Account Control Agreement), and (C) the Approved Bank shall prior to, or on, the Closing Date enter into an account control agreement for the Deposit Account (an “Account Control Agreement”), which Account Control Agreement shall be in a scope, form and substance reasonably acceptable to the Purchasers in all relevant respects, and (ii) the Escrow Agent hereby grants a security interest in the Deposit Account to Control Party to secure its payment and performance obligations pursuant to this Agreement, including its obligation to disburse Fund amounts pursuant to Sections 4(b), (c) and (j) hereof; provided, that once the conditions set forth herein for disbursement of the Fund are met, Escrow Agent may disburse the Funds in accordance with the terms of this Agreement free of such security interest. The Fund and any income, if any, earned on the Fund shall at all times remain in the Deposit Account, unless disbursed in accordance with the terms of Section 4 hereof. The Escrow Agent shall have no duty, power, responsibility or obligation to invest or deposit all or any part of the Fund other than in accordance with this Section 3(a). The Escrow Agent shall deliver to the Company and the Purchasers a schedule of all amounts held in the Deposit Account and shall provide both the Company and the Purchasers with copies of all statements relating to such Deposit Account at such time as statements are prepared by the Approved Bank holding the Deposit Account, but no less often than one (1) time per month. The Escrow Agent covenants that it will not invest or deposit all or any portion of the Escrow Deposit in any general account of the Escrow Agent or in any account in which funds other than the Escrow Deposit may be, are, or otherwise able to be, transferred, deposited, withdrawn or commingled. The Deposit Account shall hold the Escrow Deposit and all other funds constituting the Fund. The Escrow Agent will not provide any investment advice in connection with this Agreement.

(b) The amounts held in custody by the Escrow Agent pursuant to this Agreement are held by the Escrow Agent at the sole risk of the Company and, without limiting the generality of the foregoing, the Escrow Agent shall have no responsibility or liability for any diminution of the amount of the Fund which may result from any deposits made pursuant to this Agreement, including any losses resulting from a default by an Approved Bank or any other credit losses (whether or not resulting from such default) or other losses on any deposit required to be liquidated in order to make a payment required hereunder, absent the negligence or willful misconduct of the Escrow Agent. The Company and the Purchasers acknowledge and agree that the Escrow Agent is acting prudently and at their direction when depositing the Escrow Deposit, or any portion thereof, at any Approved Bank in accordance with the terms hereof, and the Escrow Agent is not required to make any further inquiries in respect of any Approved Bank.

(c) The Parties hereby agree and intend this Agreement to create and constitute a binding escrow, in accordance with the provisions of this Agreement, under the applicable laws of the State of New York (as set forth in Section 14(b) hereof), and the Escrow Agent hereby disclaims any and all rights, title (both legal and equitable) and interest (including, without limitation, any contingent interest) in and to the Fund, or any proceeds thereof, including any portion of the Fund, or any proceeds thereof, held in the Deposit Account or held by Escrow Agent prior to transfer to the Deposit Account. Prior to the disbursement of the Fund pursuant to the terms of Section 4 of this Agreement, the Escrow Agent hereby acknowledges and agrees that (i) it has no legal and equitable title to the Fund, or any proceeds thereof, including any portion of the Fund, or any proceeds thereof, held in the Deposit Account, shall remain vested in the Company and, to the extent of the rights set forth in this Agreement, the Purchasers, and not the

3

Escrow Agent, and (ii) the Escrow Agent is only maintaining a possessory interest in the Fund and the proceeds thereof, including any portion of the Fund, or any proceeds thereof, held in the Deposit Account or held by Escrow Agent prior to transfer to the Deposit Account, solely for the purposes of performing its obligations as agent pursuant to this Agreement. The Escrow Agent hereby agrees and affirms that, under this Agreement, it is not acquiring any legal or equitable title, interest (including, without limitation, any contingent interest) or any other property or ownership interest in and to the Fund, or in any proceeds thereof, including any portion of the Fund, or any proceeds thereof, held in the Deposit Account or held by Escrow Agent prior to transfer to the Deposit Account.

4. Release from Escrow.

(a) The Company and the Purchasers intend and agree that the Fund shall be fully and finally disbursed by Escrow Agent pursuant to Section 4(b), Section 4(c) or Section 4(j) hereof and Control Party shall have no authority to direct the Approved Bank to disburse amounts from the Deposit Account except pursuant to and in accordance with the express terms of Section 4(b), Section 4(c) or Section 4(j) hereof.

(b)  (i) Upon receipt by the Escrow Agent of a written notice from the Company, substantially in the form of Schedule 1 hereto (a “Termination Notice”), signed by a Senior Officer (as herein defined) of the Company, the Escrow Agent shall promptly send a notice to each Purchaser in writing (and include a copy of the Termination Notice received by the Escrow Agent to each Purchaser) stating that the Escrow Agent has received a Termination Notice from the Company and, absent the Escrow Agent’s receipt, within five (5) Business Days following its sending of a Termination Notice to each Purchaser, of a written notice from a Purchaser that the amount set forth in the Termination Notice as payable to such Purchaser is incorrect, which notice shall (1) set forth the correct amount payable to such Purchaser and (2) also be sent to the Company (an “Objection Notice”), the Escrow Agent will disburse from the Deposit Account to each Purchaser, on the Termination Event Prepayment Date designated in such Termination Notice as follows: first, an amount equal to the aggregate principal amount of such Purchaser’s Notes (as set forth on Schedule A hereto), second, any applicable accrued and unpaid interest on the Notes to the date of such Termination Event Prepayment Date (to the extent available in the Fund), and, third, the applicable premium due on the Notes on the Termination Event Prepayment Date, equal to 0.5% of the aggregate principal amount of the Notes (to the extent available in the Fund), such disbursement to be made pursuant to the wire instructions set forth on said Schedule A hereto with respect to each Purchaser, respectively. Upon receipt of an Objection Notice, the Company shall promptly work with the Purchaser or Purchasers sending such notice to reconcile the amount due to such Purchaser and, upon agreement between the Company and such Purchaser, the Company shall send to the Escrow Agent a written statement containing the correct amount to be paid to such Purchaser (a “Correction Notice”). If the Escrow Agent receives one or more Objection Notice(s), then the Escrow Agent shall not disburse any amounts pursuant to this Section 4(b)(i) until the Escrow Agent receives a corresponding Correction Notice for each Objection Notice received. If the Fund shall be insufficient to pay in full the aggregate amount described in this Section 4(b)(i) for each Purchaser, then the Escrow Agent will disburse the Fund ratably to each Purchaser, without priority of any one Purchaser over another, in the proportion that (A) the amount of obligations

4

owing to each such Purchaser, bears to (B) the aggregate amount of such obligations owing to all such Purchasers. The Termination Notice and any Correction Notice delivered to the Escrow Agent shall contain the amounts to be paid to the Purchasers pursuant to this Section 4(b)(i).

(ii) If the Escrow Agent receives written notice from any Purchaser that it is requiring the Company to repurchase all of its Notes pursuant to Section 8.8(c) of the Note Purchase Agreement (a “Putting Purchaser”), the Escrow Agent will disburse from the Deposit Account to each such Putting Purchaser an amount equal to the aggregate principal amount of such Putting Purchaser’s Notes (as reflected on Schedule A hereto), such disbursement to be made pursuant to the wire instructions set forth on said Schedule A with respect to each Putting Purchaser, respectively, on the Termination Event Purchase Date (as defined in Section 8.8(c) of the Note Purchase Agreement) and set forth in such written notice). In addition, on the Termination Event Purchase Date, the Company shall independently wire in immediately available funds to each Putting Purchaser all accrued and unpaid interest on the Notes being prepaid on such Termination Event Purchase Date, together with the applicable premium equal to 0.5% of the aggregate principal amount of the Notes being prepaid on such Termination Event Purchase Date, if the Company shall not have previously deposited an equivalent amount with the Escrow Agent in accordance with Section 4(b)(iii) or, if the Company shall have deposited such additional amounts with the Escrow Agent in accordance with Section 4(b)(iii), then the Escrow Agent shall disburse such additional amounts to each Putting Purchaser on the Termination Event Purchase Date in accordance with written instructions from the Company. The Escrow Agent shall promptly notify the Company and the Purchasers of the distribution of all or any portion of the Fund.

(iii) The Company and the Purchasers acknowledge and agree that the Fund may be insufficient to completely repay the Notes in full at the Termination Price (as defined in the Note Purchase Agreement), plus accrued and unpaid interest on the aggregate principal amount of the Notes being prepaid, and the Company agrees to make additional deposits to the Deposit Account, or payments to the respective Purchasers, as the case may be, in immediately available funds, in amount sufficient to so fully repay the Notes at the Termination Price on the applicable prepayment date, together with accrued and unpaid interest on the Notes to the date of such prepayment. Notwithstanding anything to the contrary in this Agreement, the Escrow Agent shall not be obligated to expend or risk its own funds or to take any action that it believes would expose it to expense or liability or to a risk of incurring expense or liability, unless it has been furnished with assurances of repayment or indemnity satisfactory to it. For the avoidance of doubt, in no event shall the Escrow Agent be required to pay or disburse (or be liable or responsible for paying or disbursing) any amounts purported to be owed to any Person in excess of the then current balance of the Fund.

(c) Subject to the limitations set forth in Section 4(f) hereof, upon receipt by the Escrow Agent of a written notice from the Company, substantially in the form of Schedule 2 hereto (a “Closing Notice”), signed by a Senior Officer of the Company, the Escrow Agent shall (i) notify the Purchasers that the Escrow Agent has received a Closing Notice, (ii) deliver a copy of such Closing Notice to each Purchaser, and (iii) disburse the Fund in the amount and manner specified in such Closing Notice and in accordance with Sections 10 and 11.

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(d) Beginning on the date that the Escrow Deposit is received by the Escrow Agent and ending on the date that the Fund is fully and finally disbursed by the Escrow Agent, the Escrow Agent shall provide the Company and, upon its request, any Purchaser with an electronic statement on a daily basis, until instructed otherwise, showing (i) the total amount of wire transfers received by Escrow Agent for purchase of the Notes to that date, (ii) the amount of wire transfers received by Escrow Agent for purchase of the Notes since the last statement was sent by Escrow Agent, and (iii) the amount and destination of any transfers of the Escrow Deposit or Fund made by the Escrow Agent. Each of the Purchasers and the Company shall be entitled to inquire by telephone as to the balance of the Fund from time to time.

(e) All amounts of the Escrow Deposit received by the Escrow Agent are subject to clearance time, and the funds represented cannot be transferred by Escrow Agent into the Deposit Account or accrue interest until such time as the same constitutes good and collected funds.

(f) Notwithstanding anything to the contrary contained in this Agreement, if: (1) the Escrow Agent shall have received written instructions from Required Holders stating that an Event of Default as described in Sections 11(h) or 11(i) of the Note Purchase Agreement with respect to any Obligor (as such term is defined in the Note Purchase Agreement) shall have occurred and be continuing, and directing the Escrow Agent to disburse the Fund to the Purchasers, then the Escrow Agent shall disburse the Fund to the Purchasers in accordance with such written instructions, or (2) Escrow Agent shall have received written notice (a “Default Notice”) from the Required Holders that a Default or an Event of Default (as such terms are defined in the Note Purchase Agreement) has occurred and is then continuing, then the Escrow Agent shall not disburse any part of the Fund to the Company pursuant to Section 4(c) or 4(j) of this Agreement. The Required Holders shall simultaneously send to the Company any Default Notice that is sent to the Escrow Agent. Following the delivery of a Default Notice, and after the satisfaction of the conditions set forth in Section 4(c) hereof, the Escrow Agent shall only disburse to the Company the portion of the Fund in an amount equal to the aggregate principal amount of the Notes of the Purchasers that have given the Escrow Agent written notice that such Purchaser has waived such Default or Event of Default or such Purchaser agrees that the Company has cured such Default or Event of Default.

(g) Upon disbursement of all amounts of the Fund by the Escrow Agent, this Agreement shall terminate, subject to the provisions of Section 8 and any other provision of this Agreement that specifically survives termination.

(h) As used herein, the term, “Senior Officer” means the any person holding the title of President, the Chief Executive Officer, the Finance Director, Controller, the Chief Financial Officer, the Chief Operating Officer, General Counsel, or Treasurer.

(i) Whenever any written notice, instruction or direction is delivered to the Escrow Agent in accordance with this Agreement and in the form required by this Agreement, the Escrow Agent may rely conclusively on any information, authorization, instruction or direction provided to it in such written notice for the purposes therein stated, without any duty, responsibility or obligation to confirm or verify the correctness, accuracy or sufficiency thereof, including without limitation any amounts or calculations set forth therein, and shall incur no

6

liability for any action taken, suffered or omitted to be taken in accordance with such written notice, instruction or direction.

(j) Subject to the limitations set forth in Section 4(f) and provided that there is not then any Objection Notice outstanding that has been delivered to Escrow Agent and not been resolved with a corresponding Correction Notice, any amounts remaining in the Fund on September 30, 2013 shall be disbursed by the Escrow Agent to the Company.

5. Escrow Agent.

(a) The Escrow Agent shall have only those duties as are specifically and expressly provided herein, which shall be deemed purely ministerial in nature, and no other duties shall be implied. The Escrow Agent shall neither be responsible for, nor chargeable with, knowledge of, nor have any requirements to comply with, the terms and conditions of any other agreement, instrument or document between the Company, the Purchasers or any other Person in connection herewith, including without limitation the Note Purchase Agreement, nor shall the Escrow Agent be required to determine if any Person has complied with any such agreements, nor shall any additional obligations of the Escrow Agent be inferred from the terms of such agreements, even though reference thereto may be made in this Agreement. In the event of any conflict between the terms and provisions of this Agreement, those of the Note Purchase Agreement, any schedule or exhibit attached to this Agreement, or any other agreement among the Company, the Purchasers or any other Person, the terms and conditions of this Agreement shall control with respect to the rights, duties, responsibilities and obligations of the Escrow Agent. The Escrow Agent may rely upon and shall not be liable for acting or refraining from acting upon any written notice, document, instruction or request furnished to it hereunder and believed by it to be genuine and to have been signed or presented by the proper party or parties without inquiry and without requiring substantiating evidence of any kind. The Escrow Agent may refrain from acting on any demand made by the Company or the Purchasers with respect to the Fund if such demand is not made in strict compliance with the requirements set forth herein. The Escrow Agent shall not be liable to the Company, the Purchasers, any beneficiary or any other Person for refraining from acting upon any instruction setting forth, claiming, containing, objecting to, or related to the transfer or distribution of the Fund, or any portion thereof, unless such instruction shall have been delivered to the Escrow Agent in accordance with the requirements set forth herein, including but not limited to the requirements set forth in Section 11 below, and the Escrow Agent has been able to satisfy any applicable security procedures as may be required hereunder and as set forth in Section 11. The Escrow Agent shall be under no duty to inquire into or investigate the validity, accuracy or content of any such document, notice, instruction or request. The Escrow Agent shall have no duty to solicit any payments that may be due to it or the Fund, including, without limitation, the Escrow Deposit, nor shall the Escrow Agent have any duty or obligation to confirm or verify the accuracy or correctness of any amounts deposited with it hereunder, except as expressly required hereunder.

(b) The Escrow Agent shall not be liable for any action taken, suffered or omitted to be taken by it in accordance with the terms hereof except to the extent that Escrow Agent’s gross negligence or willful misconduct (or negligence, but solely with respect to the Escrow Agent’s handling of the Escrow Deposit hereunder) was the cause of any loss to any Party. The Escrow

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Agent may execute any of its powers or perform any of its duties hereunder through affiliates or agents; provided, however, that the Escrow Agent shall remain liable for the action or inaction of such affiliates or agents as if such action or inaction was performed by the Escrow Agent. The Escrow Agent may consult with legal counsel selected and retained by it (who may be an employee of the Escrow Agent) and the advice of such counsel or any legal opinion of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon. In the event that the Escrow Agent shall be uncertain or believe there is some ambiguity as to its duties or rights hereunder, or if the Escrow Agent shall receive instructions, claims or demands from the Company or any Purchaser which, in its opinion, breach any of the provisions of this Agreement, it shall notify the Company and the Purchasers and shall thereafter be entitled to refrain from taking any action and its sole obligation shall be to keep safely all property held in escrow, subject at all times to effective Account Control Agreement, until it shall be given a direction in writing by the Company and the Purchasers, as applicable, which eliminates such ambiguity or uncertainty to the satisfaction of Escrow Agent, including but not limited to written directions delivered by the Company and the Purchasers, or is given a direction by a final and non-appealable order or judgment of a court of competent jurisdiction. The Company and the Purchasers agree to pursue any redress or recourse in connection with any dispute without making the Escrow Agent a party to the same, except to the extent necessary to resolve the dispute. Anything in this Agreement to the contrary notwithstanding, in no event shall the Escrow Agent be liable for special, incidental, punitive, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Escrow Agent has been advised of the likelihood of such loss or damage and regardless of the form of action. Any liability of the Escrow Agent under this Escrow Agreement will be limited to an amount equal to $100,000.

6. Succession.

(a) The Escrow Agent may resign and be discharged from its duties or obligations hereunder by giving sixty (60) days advance notice in writing of such resignation to the Company and the Purchasers specifying a date when such resignation shall take effect. The Escrow Agent may be removed (i) with cause by either the Company or the Purchasers holding at least a majority of the aggregate principal amount of the Notes, as reflected on Schedule A hereto (the “Required Holders”), or (ii) without cause by the Required Holders and the Company. Except as expressly provided herein, the Escrow Agent may not otherwise assign, delegate or sub-contract Escrow Agent’s duties and obligations hereunder. In the event Escrow Agent provides such notice of resignation to the Company and the Purchasers, or if the Escrow Agent shall be removed by the Required Holders, the Company and the Required Holders shall promptly select (unless a Default or an Event of Default (as such terms are defined in the Note Purchase Agreement) has occurred and is then continuing, in which case the Company shall not have the right to participate in the selection of a replacement escrow agent) and engage a successor escrow agent pursuant to a substitution agreement whereby the successor escrow agent agrees to become escrow agent hereunder (with prompt written notice thereof to the Escrow Agent), which successor escrow agent must have a net worth and experience reasonably satisfactory to the Required Holders. Upon receipt of such notice, the Escrow Agent shall transfer the Fund to the successor escrow agent, at which time the Escrow Agent’s obligations hereunder shall cease and

8

terminate, but the provisions of this Agreement that expressly survive termination, including but not limited to Section 8 hereof, shall continue in full force and effect. If the Company and the Required Holders have failed to appoint a successor escrow agent prior to the expiration of sixty (60) days following receipt of the notice of resignation, the Escrow Agent may petition any court of competent jurisdiction for the appointment of a successor escrow agent or deposit the Fund with such court, and any such resulting appointment shall be binding upon all of the Parties hereto. If no successor escrow agent is appointed following the expiration of the sixty (60) day notice period, the Escrow Agent’s sole responsibility after such sixty (60) day notice period expires shall be to hold the Fund (without any obligation to reinvest the same) at all times subject to an effective Account Control Agreement and to deliver the same to a designated substitute escrow agent, if any, or any court of competent jurisdiction, which Fund shall be subject at all times to an effective Account Control Agreement, or otherwise in accordance with the directions of a final order or judgment of a court of competent jurisdiction, at which time of delivery the Escrow Agent’s obligations hereunder shall cease and terminate, but the provisions of this Agreement that expressly survive termination, including but not limited to Section 8 hereunder, shall continue in full force and effect.

(b) Notwithstanding anything to the contrary contained herein, any entity into which the Escrow Agent may be merged or converted or with which it may be consolidated, or any entity to which all or substantially all the escrow business may be transferred, shall be the Escrow Agent under this Agreement without further act.

7. Compensation and Reimbursement. The Company agrees to (a) pay the Escrow Agent (and any successor escrow agent) all reasonable compensation for the services to be rendered hereunder as described in Schedule 4 hereto, and (b) pay or reimburse the Escrow Agent for all reasonable expenses and disbursements, including, without limitation reasonable attorney’s fees and expenses, incurred or made by it in connection with the negotiation, preparation, execution, delivery and performance of this Agreement. The Company also agrees to pay or reimburse the Escrow Agent (and any successor escrow agent) for all reasonable expenses and disbursements, including, without limitation reasonable attorney’s fees and expenses, incurred or made by it in connection with any amendments, waivers , modifications, consents or termination under or in respect of this Agreement, including, without limitation, the costs and expenses incurred in enforcing or defending any rights under this Agreement. Neither the Escrow Agent nor any successor escrow agent shall have a lien on, or any right to deduct from, the Fund, or proceeds thereof, for any sums owed to it under this Agreement, including, without limitation, the costs and expenses incurred in enforcing or defending any rights under this Agreement or any other agreement or instrument. The Parties hereto acknowledge that the obligations set forth in this Section 7 shall survive the resignation, replacement or removal of the Escrow Agent or the termination of this Agreement.

8. Indemnity. The Company shall indemnify, defend and save harmless the Purchasers and the Escrow Agent and its affiliates and their respective successors, agents, assigns, directors, officers, managers, attorneys, accountants, experts, and employees (individually, each an “Indemnitee” and collectively, the “Indemnitees”) from and against any and all losses, damages, claims, liabilities, penalties, judgments, settlements, actions, suits, proceedings, litigation, investigations, costs or expenses (including, without limitation, the reasonable fees and expenses

9

of outside counsel and experts and their staffs and all expense of document location, duplication and shipment) (collectively “Losses”) arising out of or in connection with (i) the Escrow Agent’s preparation, negotiation, acceptance, administration, exercise, execution, delivery and performance of its duties under this Agreement, including but not limited to any and all tax reporting or withholding, and including but not limited to Losses incurred as a result of the enforcement of any rights or remedies under or in connection with this Agreement, or as may arise by reason of any act, omission or error of the Indemnitees, except in the case of any Indemnitee to the extent that such Losses are finally adjudicated by a court of competent jurisdiction to have been primarily caused by the gross negligence or willful misconduct of such Indemnitee, or (ii) its following any instructions or other directions, whether joint or singular, from the Company or the Purchasers or the Required Holders, except to the extent that its following any such instruction or direction constitutes gross negligence or willful misconduct (each as finally adjudicated by a court of competent jurisdiction). Except for indemnification obligations related to third party claims pursuant to this Section 8, no Party shall be liable for any incidental, indirect, special or consequential damages of any nature whatsoever, including, but not limited to, loss of anticipated profits, occasioned by a breach of any provision of this Agreement even if apprised of the possibility of such damages. The Parties hereto acknowledge that the indemnity obligations set forth in this Section 8 shall survive the resignation, replacement or removal of the Escrow Agent or the termination of this Agreement.

9. Patriot Act Disclosure/Taxpayer Identification Numbers/Tax Reporting.

(a) Patriot Act Disclosure. Section 326 of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”) requires the Escrow Agent to implement reasonable procedures to verify the identity of any Person that opens a new account with it. Accordingly, the Company and the Purchasers acknowledge that Section 326 of the USA PATRIOT Act and the Escrow Agent’s identity verification procedures require the Escrow Agent to obtain information which may be used to confirm the Company and each of the Purchaser’s identity, including without limitation, name, address and organizational documents (“identifying information”). The Company and each of the Purchasers agree to provide the Escrow Agent with and consent to the Escrow Agent obtaining from third parties any such identifying information required as a condition of opening an account with or using any service provided by the Escrow Agent.

(b) Certification and Tax Reporting. The Company and the Purchasers agree to provide the Escrow Agent with their respective fully executed Internal Revenue Service (“IRS”) Form W-8 or Form W-9 upon the execution of this Agreement. The Company and the Purchasers understand that, in the event their tax identification numbers are not certified to the Escrow Agent, the Internal Revenue Code, as amended from time to time, may require withholding of a portion of any interest or other income earned on the investment of the Fund. The Company and each of the Purchasers agree to instruct the Escrow Agent in writing with respect to the Escrow Agent’s responsibility for any required withholding and other taxes, assessments or other governmental charges, and to instruct the Escrow Agent with respect to any certifications and governmental reporting that may be required under any laws or regulations that may be applicable in connection with its acting as Escrow Agent under this Agreement, and until such written instructions are received by the Escrow Agent, the Escrow Agent shall have no

10

duties or responsibilities relating thereto. The Company hereby represents and warrants to the Escrow Agent that (i) there is no sale or transfer of a United States Real Property Interest as defined under IRC Section 897(c) in the underlying transaction giving rise to this Agreement; and (ii) such underlying transaction does not constitute an installment sale requiring any tax reporting or withholding of imputed interest or original issue discount to the IRS or other taxing authority.

10. Notices. All communications hereunder shall be in writing and except for communications from the Parties setting forth, claiming, containing, objecting to, or in any way related to, the transfer or distribution of funds, including but not limited to funds transfer instructions (all of which shall be specifically governed by Section 11 below), shall be deemed to be duly given after it has been received and the receiving party has had a reasonable time to act upon such communication if it is sent or served:

(a)	by facsimile;
(b)	by overnight courier; or
(c)	by prepaid registered mail, return receipt requested;

to the appropriate notice address set forth below or at such other address as any party hereto may have furnished to the other parties in writing by registered mail, return receipt requested.

If to the Company:	Chicago Bridge & Iron Company (Delaware)
One CB&I Plaza
2103 Research Forest Drive
The Woodlands, Texas 77380
Attention: Ronald Ballschmiede,
Managing Director & Chief Financial Officer
Telephone No.: (832) 513-1000
Facsimile No.: (832) 513-1092

With a copy to:	Fulbright & Jaworski L.L.P.
1301 McKinney Street, Suite 5100
Houston, Texas 77010-3095
Attention: David S. Peterman
Facsimile No.: (713) 651-5246
Email: dpeterman@fulbright.com

If to Purchasers:	If to any Purchaser or any Person designated in writing to the
Escrow Agent by a Purchaser as its nominee, to such Purchaser or nominee at the address specified for such communications in
Schedule A hereto, or at such other address as such Purchaser or nominee shall have specified to the Company and the Escrow
Agent in writing;

With a copy to:	Chapman and Cutler LLP

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111 West Monroe Street
Chicago, Illinois 60603
Attention: James R. Nelson
Facsimile No.: (312) 516-1498
Email: jnelson@chapman.com

If to the Escrow Agent:	Computershare Trust Company, N.A.
350 Indiana Street, Suite 750
Golden, Colorado 80401
Attention: John Wahl / Rose Stroud
Facsimile No. (303) 262-0608

With a copy to:	Computershare Trust Company, N.A.
480 Washington Boulevard
Jersey City, New Jersey 07310
Attention: Legal Department
Facsimile No.: (201) 680-4610

Notwithstanding the above, in the case of communications delivered to the Escrow Agent, such communications shall be deemed to have been given on the date received by an officer of the Escrow Agent or any employee of the Escrow Agent who reports directly to any such officer at the above-referenced office. For purposes of this Agreement, “Business Day” shall mean any day other than a Saturday, Sunday or any other day on which the Escrow Agent located at the notice address set forth above is authorized or required by law or executive order to remain closed.

11. Security Procedures.

(a) Notwithstanding anything to the contrary as set forth in Section 10, any communications setting forth, claiming, containing, objecting to, or in any way related to, the transfer or distribution of the Fund, including but not limited to, any notice described in Section 4 of this Agreement, may be given to the Escrow Agent only by confirmed facsimile, and no instruction for or related to the transfer or distribution of the Fund, or any portion thereof, shall be deemed delivered and effective unless the Escrow Agent actually shall have received such communication by facsimile at the number provided to the Company and/or the Purchasers or Required Holders, respectively, by the Escrow Agent in accordance with Section 10 and as further evidenced by a confirmed transmittal to that number. Any communications setting forth, claiming, containing, objecting to, or in any way related to, the transfer or distribution of or amount of the Fund, other than one given pursuant to Section 4(b) or 4(c), made pursuant to this Agreement must contain a written statement identifying the nature of, and basis for, such communication, and the express provision of this Agreement that permits it to be given and to be recognized.

(b) In the event funds transfer instructions are so received by the Escrow Agent by facsimile, the Escrow Agent is authorized to seek confirmation of such instructions by telephone call-back to the Person or Persons designated on Schedule 3 hereto, and the Escrow Agent may

12

rely upon the confirmation of anyone purporting to be the Person or Persons so designated. The Persons and telephone numbers for call-backs may be changed only in a writing actually received and acknowledged by the Escrow Agent. If the Escrow Agent is unable to contact any of the authorized representatives identified in Schedule 3, the Escrow Agent is hereby authorized both to receive written instructions from and seek confirmation of such instructions by telephone call-back to any one or more of the respective Senior Officers of the Company and the Purchasers as the Escrow Agent may select. Such Senior Officer shall deliver to the Escrow Agent a fully executed incumbency certificate, and the Escrow Agent may rely upon the confirmation of anyone purporting to be any such officer.

(c) The Parties agree and acknowledge that the security procedures set forth in this Section 11 are commercially reasonable.

12. Compliance with Court Orders. Notwithstanding anything contained herein to the contrary, in the event that any escrow property shall be attached, garnished or levied upon by any court order, or the delivery thereof shall be stayed or enjoined by an order of a court, or any order, judgment or decree shall be made or entered by any court order affecting the property deposited under this Agreement, the Escrow Agent is hereby expressly authorized, in its sole discretion, to obey and comply with all writs, orders or decrees so entered or issued, which it is advised by legal counsel of its own choosing is binding upon it, whether with or without jurisdiction, and in the event that the Escrow Agent obeys or complies with any such writ, order or decree it shall not be liable to any of the parties hereto or to any other person, business entity, firm, partnership, limited liability company, corporation or trust (a “Person”), by reason of such compliance notwithstanding if such writ, order or decree is subsequently reversed, modified, annulled, set aside or vacated.

13. Account Control Agreement.

(a) The Purchasers hereby authorize and direct the Escrow Agent to enter into the Account Control Agreement as the “customer” of the Approved Bank with respect to the Deposit Account and as agent for and on behalf of the Purchasers as the “control party” thereunder (the Escrow Agent in its capacity as such “control party” is hereinafter referred to as “Control Party”). If the Control Party receives a written request for a consent to any amendment, modification, consent, waiver or supplement under the Account Control Agreement, the Control Party shall forthwith send a written notice of such proposed amendment, modification, consent, waiver or supplement, to each Purchaser and to the Company (a “Proposed Amendment Request”). The Control Party shall request from the Purchasers directions as to (a) whether or not to take or refrain from taking any action under the Account Control Agreement with respect to such Proposed Amendment Request, and (b) whether or not to give or execute any waivers, consents, amendments, modifications or supplements to the Account Control Agreement with respect to such Proposed Amendment Request. The Control Party shall only take such action with respect to such Proposed Amendment Request, as is set forth in written directions delivered by all of the Purchasers, and shall refrain from taking any action with respect to the Account Control Agreement until written directions are delivered by all of the Purchasers.

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(b) By delivering written instructions to the Control Party, the Required Holders shall have the right to direct (a “Direction”) the Control Party with respect to the time, method and place of any proceeding for any remedy available to the Control Party that it wishes the Control Party to conduct, or the exercising any power conferred on the Control Party under the Account Control Agreement; provided that the Control Party shall not be obligated to consent to or take any action with respect to any such Direction if thereby the Control Party believes that it would incur additional expenses, or be subject to any additional responsibilities, duties, liabilities, obligations or risk. Upon any application or request by the Required Holders to the Control Party to take any Direction under any provision of the Account Control Agreement, the Required Holders shall furnish to the Control Party an instrument in writing describing the Direction such Required Holders request the Control Party to take.

14. Miscellaneous.

(a) The provisions of this Agreement may be waived, altered, amended or supplemented, in whole or in part, only by a writing signed by all of the Parties. Neither this Agreement nor any right or interest hereunder may be assigned in whole or in part by any Party, except as provided in Section 6, without the prior consent of all of the Parties hereto; provided, however, that, for avoidance of doubt, this provision shall not prohibit any Purchaser from transferring any Note held by such Purchaser, which transfer is made in accordance with the terms of the Note Purchase Agreement, and thereafter such successor holder of such Notes shall be deemed a Purchaser with all rights, obligations and privileges as if such successor holder were an original signatory hereto; provided that written notice thereof is delivered to the Escrow Agent along with an executed counterpart to this Agreement executed by such transferee, agreeing to be bound by the terms hereof.

(b) This Agreement shall be governed by and construed under the laws of the State of New York. To the fullest extent permitted by law, each Party irrevocably waives any objection on the grounds of venue, forum non-conveniens or any similar grounds and irrevocably consents to service of process by mail or in any other manner permitted by applicable law and consents to the jurisdiction of any court of the State of New York or United States federal court, in each case, sitting in New York, New York. EACH PARTY HERETO TO THE FULLEST EXTENT PERMITTED BY LAW HEREBY FURTHER WAIVES ANY RIGHT TO A TRIAL BY JURY WITH RESPECT TO ANY LAWSUIT OR JUDICIAL PROCEEDING ARISING UNDER OR RELATING TO THIS AGREEMENT. The Escrow Agent shall not be liable to any other Person for losses due to or if it is unable to perform its obligations under the terms of this Agreement because of acts of God, fire, war, terrorism, floods, strikes, electrical outages, equipment or transmission failure, or other causes reasonably beyond its control; provided, that the Escrow Agent must, as soon as reasonably practicable, recommence the performance of its obligations under the terms of this Agreement.

(c) This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. All signatures of the Parties may be transmitted by facsimile or other electronic transmission, and such facsimile or other electronic transmission will, for all purposes, be deemed to be the original signature of such Party whose signature it reproduces, and will be binding upon such Party.

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(d) If any provision of this Agreement is determined to be prohibited or unenforceable by reason of any applicable law of a jurisdiction, then such provision shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions thereof, and any such prohibition or unenforceability in such jurisdiction shall not invalidate or render unenforceable such provisions in any other jurisdiction.

(e) A Person who is not a party to this Agreement shall have no right to enforce any term of this Agreement; except for indemnification rights granted to Indemnitees pursuant to Section 8 hereof.

(f) Each of Company and the Purchasers severally represents, warrants and covenants, solely for and with respect to itself, that each document, notice, instruction or request provided by such Party to Escrow Agent shall comply with laws and regulations applicable to it. Where, however, the conflicting provisions of any such applicable law may be waived, they are hereby irrevocably waived by the parties hereto to the fullest extent permitted by law, to the end that this Agreement shall be enforced as written.

(g) Except as expressly provided in Section 8 above, nothing in this Agreement, whether express or implied, shall be construed to give to any Person other than the Parties and their respective successors and permitted assigns (including, without limitation, any subsequent holder of a Note) any legal or equitable right, remedy, interest or claim under or in respect of this Agreement or any funds escrowed hereunder.

(h) For the avoidance of doubt, notwithstanding anything herein to the contrary, the Company’s obligation to repay the Notes shall not be diminished, reduced or otherwise affected by any diminution of the amount of the Fund which may result from any deposits made pursuant to this Agreement, whether or not resulting from the negligence or willful misconduct of the Escrow Agent.

(i) All Exhibits, Schedules and Annexes attached to this Agreement shall form a part of this Agreement and shall be binding on the Parties hereto in all respects as though set forth herein this Agreement in full. A term defined in this Agreement shall have the meaning assigned to it, and the definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including”, and words of similar import, shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be interpreted to express a command. The word “or” is not exclusive. Unless the context requires otherwise, (i) the words “herein,” “hereof” and “hereunder,” and words of similar import when used in this Agreement, shall be construed to refer to this Agreement in its entirety and not to any particular provision thereof and (ii) all references in this Agreement to Sections, Exhibits, Schedules and Annexes shall be construed to refer to Sections of, and Exhibits, Schedules and Annexes to, this Agreement. Section headings herein are included for convenience of reference only and shall not affect the interpretation of this Agreement.

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[Remainder of Page Left Intentionally Blank; Signatures Commence in Next Page]

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IN WITNESS WHEREOF, the parties hereto have executed this Escrow Agreement as of the date set forth above.

CHICAGO BRIDGE & IRON COMPANY (DELAWARE)

By:
Name:
Title:

COMPUTERSHARE TRUST COMPANY, N.A., NOT IN

ITS INDIVIDUAL CAPACITY, BUT SOLELY IN THE

CAPACITY AS ESCROW AGENT

By:
Name:
Title:

[INSERT PURCHASERS]

By:
Name:
Title:

[Signature Page to Escrow Agreement]

SCHEDULE 1

Termination Notice

Pursuant to Section 4(b) of the Escrow Agreement dated as of December 27, 2012 (as amended and in effect, the “Agreement”), by and among CHICAGO BRIDGE & IRON COMPANY (DELAWARE), a Delaware corporation (the “Company”), the initial purchasers named in Schedule A of that certain Note Purchase and Guarantee Agreement more particularly described therein (collectively, the “Purchasers”, and individually, a “Purchaser”) and COMPUTERSHARE TRUST COMPANY, N.A., not in its individual capacity but solely in the capacity as escrow agent (the “Escrow Agent”), the Company hereby notifies the Escrow Agent:

(A)	that [the Transaction Agreement by and among Chicago Bridge & Iron Company N.V., Crystal Acquisition Subsidiary Inc and The Shaw Group Inc., dated as of July 30, 2012, as amended, has been terminated and is no longer in effect] or [as of the end of day on June 30, 2013, the merger transaction contemplated by the Transaction Agreement by and among Chicago Bridge & Iron Company N.V., Crystal Acquisition Subsidiary Inc and The Shaw Group Inc., dated as of July 30, 2013, as amended, had not been consummated] or [the Required Holders have given the Company and the Escrow Agent written notice of the existence of a Default or Event of Default in accordance with Section 4(f) of the Agreement and the Objecting Holders (as defined in the Note Purchase Agreement) have not waived such Default or Event of Default or have not agreed that such Default or Event of Default has been cured within fifteen (15) Business Days of delivering such written notice]; and

(B)	that the Company will exercise its right to prepay [all of the Notes] or [all of the Notes of the Objecting Holders] pursuant to Section 8.8(b) of the Note Purchase Agreement and hereby further instructs the Escrow Agent to disburse, on the date designated by the Company as the “Termination Event Prepayment Date”, from the Deposit Account [to each Purchaser identified in Schedule A to the Agreement the respective amounts payable to such Purchasers in accordance with Section 4(b) to the Agreement pursuant to wire instructions set forth in Schedule A to the Agreement with respect to each such Purchaser] or [to each Objecting Holder listed in Exhibit A to this Termination Notice the respective amounts payable to such Objecting Holder in accordance with Section 4(b) to the Agreement pursuant to wire instructions set forth in Schedule A to the Agreement with respect to each such Objecting Holder].

In connection with and furtherance of this Termination Notice and the exercise by the Company of its right to prepay [all of the Notes] or [all of the Notes of the Objecting Holders] pursuant to Section 8.8(b) of the Note Purchase Agreement, the undersigned officer of the Company does hereby, or within two Business Days following the date hereof will timely, certify to the Escrow Agent, on behalf of the Company, as follows:

(A)	he/she is a Senior Financial Officer of the Company;

(B)	the Termination Event Prepayment Date for the Notes is [ ], and [all Notes] or [all Notes of the Objecting Holders] shall become due and payable, and will be prepaid, on such date;

(C)	the prepayment on the Termination Event Prepayment Date is being made pursuant to Section 8.8(b) of the Note Purchase Agreement;

(D)

the principal amount of [all Notes] or [all Notes of the Objecting Holders] on the Termination Event Prepayment Date is 100% of the outstanding principal amount thereof as reflected on Schedule A to this Agreement; [1]

(E)	the Termination Price for [the Notes] or [the Notes of the Objecting Holders] on the Termination Event Prepayment Date is 100.5% of the outstanding principal amount thereof;[2]

(F)	the amount of interest that will be due on [the Notes] or [the Notes of the Objecting Holders], accrued to (but not including) the Termination Event Prepayment Date is [$ ];[3]

(G)	the Escrow Agent is Computershare Trust Company, N.A. and its address is [ ]; and

[Wiring instructions for [            ]]

CHICAGO BRIDGE & IRON COMPANY (DELAWARE)

By:
Name:
Title:

Date:

[1]	The Company will specify to Escrow Agent the specific purchase price owed to each such respective Purchaser or Objecting Holder and its Notes.
[2]	The Company will specify to Escrow Agent the specific Termination Price owed to each such respective Purchaser or Objecting Holder and its Notes.
[3]	The Company will specify to Escrow Agent the specific amount of accrued and unpaid interest owed to each Purchaser or Objecting Holder and its Notes.

EXHIBIT A TO TERMINATION NOTICE

Schedule 2

Closing Notice

Pursuant to Section 4(c) of the Escrow Agreement dated as of December 27, 2012 (as amended and in effect, the “Agreement”), by and among CHICAGO BRIDGE & IRON COMPANY (DELAWARE), a Delaware corporation (the “Company”), the initial purchasers named in Schedule A of that certain Note Purchase and Guarantee Agreement more particularly described therein (collectively, the “Purchasers”, and individually, a “Purchaser”) and COMPUTERSHARE TRUST COMPANY, N.A., not in its individual capacity but solely in the capacity as escrow agent (the “Escrow Agent”), the Company hereby (A) certifies, represents and warrants to each Purchaser and the Escrow Agent and provides written notice to each Purchaser and the Escrow Agent that, as of the date hereof, which is prior to the end of day on June 30, 2013, the merger transaction contemplated by the Transaction Agreement by and among Chicago Bridge & Iron Company N.V. (“Parent Guarantor”), Crystal Acquisition Subsidiary Inc and The Shaw Group Inc. (“Shaw”), dated as of July 30, 2012, as amended (the “Transaction Agreement”), has been consummated or is concurrently being consummated on the date hereof, (B) states that the representations and warranties set forth on Annex A hereto are true and correct as of the date of this Closing Notice, (C) certifies, represents and warrants that the conditions precedent set forth on Annex A hereto have been satisfied in full, and (D) instructs the Escrow Agent (1) to release up to $800,000,000 of the Fund from the Deposit Account for payment to Computershare Trust Company, N.A., as Exchange Agent under the Transaction Agreement (in such capacity, the “Exchange Agent”), by wire transfer pursuant to the wiring instructions designated for the Exchange Agent below and (2) to release the amount of the Fund in excess of $800,000,000 for payment to the Company by wire transfer pursuant to the wiring instructions designated for it below.

[Wiring instructions for the Exchange Agent]

[Wiring Instructions for the Company]

CHICAGO BRIDGE & IRON COMPANY (DELAWARE)

By:
Name:
Title:

Date:

EXHIBIT A TO CLOSING NOTICE

(i) There is not currently any Default or Event of Default, not any condition which, with the passage of time, would constitute a Default or Event of Default under the Transaction Agreement, the Note Purchase Agreement, the Escrow Agreement, any Loan Document or (add other required agreements), unless such Default or Event of Default has been waived or cured in accordance with Section 4(f) of the Agreement.

(ii) The representations and warranties made by or on behalf of Shaw in the Transaction Agreement and which are material to the interests of the Purchasers (in their capacities as such) shall be true and correct in all material respects (or, with respect to representations already qualified by concepts of materiality, in all respects) as of the date hereof, but only to the extent that Parent Guarantor has the right to terminate its obligations under the Transaction Agreement or to decline to consummate the Acquisition as a result of a breach of such representations and warranties in the Transaction Agreement. The Acquisition shall have been, or shall concurrently with the release of the Funds be, consummated in accordance with the terms of the Transaction Agreement, without giving effect to any amendment, modification, waiver or consent thereunder by Parent Guarantor or any of its affiliates that is materially adverse to the interests of the Purchasers (in their capacities as such) unless such amendment or modification is approved by the Required Holders (which approval shall not be unreasonably withheld or delayed); provided, that any change in purchase price or any waiver or modification of (x) the condition that Nuclear Energy Holdings, L.L.C. shall have validly exercised its put rights with respect to all of the Holdco Shares (as defined in the Transaction Agreement) under the put options agreements dated October 13, 2006 (the “Put Options Agreements”) on or prior to October 6, 2012 or (y) the condition that the E&C Sale (as defined in the Transaction Agreement as of the date hereof) shall have been consummated in accordance with the terms and conditions of the E&C Agreement (as defined in the Transaction Agreement as of the date of the Purchase Agreement), shall be deemed to be materially adverse to the Purchasers; provided further that any amendment to the Transaction Agreement shall be deemed not to be materially adverse to the Purchasers.

(iii) Since the date of the Transaction Agreement, there shall not have been any event, occurrence, state of facts, circumstance, condition, effect or change that has had or would be reasonably likely to have, individually or in the aggregate, a Shaw Material Adverse Effect. “Shaw Material Adverse Effect” means any event, occurrence, state of facts, circumstance, condition, effect, change or combination of the foregoing that (i) has a material adverse effect on the ability of Shaw to consummate the Merger (as defined in the Transaction Agreement) and the other Transactions (as defined in the Transaction Agreement), or (ii) is material and adverse to the business, results of operations or condition (financial or otherwise) of Shaw and its Subsidiaries, taken as a whole, except to the extent such material adverse effect under this clause (ii) results from or is attributable to (A) any changes in general United States or global economic conditions (including securities, credit, financial or other capital markets conditions), except to the extent such changes in conditions have a disproportionate effect on Shaw and its

Subsidiaries, taken as a whole, relative to others in the industries in which Shaw and its Subsidiaries operate, (B) any changes in conditions generally affecting any of the industries in which Shaw and its Subsidiaries operate, except to the extent such changes in conditions have a disproportionate effect on Shaw and its Subsidiaries, taken as a whole, relative to others in any such industry, (C) any decline in the market price of the Shaw Common Stock (it being understood that the facts or occurrences giving rise to or contributing to such decline may be deemed to constitute, and be taken into account in determining whether there has been or would be reasonably likely to be, a Shaw Material Adverse Effect), (D) any failure, in and of itself, by Shaw to meet any internal or published projections or forecasts in respect of revenues, earnings or other financial or operating metrics (it being understood that the facts or occurrences giving rise to or contributing to such failure may be deemed to constitute, and be taken into account in determining whether there has been or would be reasonably likely to be, a Shaw Material Adverse Effect), (E) any change in law or GAAP (or authoritative interpretations thereof), except to the extent such changes have a disproportionate effect on Shaw and its Subsidiaries, taken as a whole, relative to others in any industry in which Shaw and any of its Subsidiaries operate, (F) geopolitical conditions, the outbreak or escalation of hostilities, any acts of war, sabotage or terrorism, or any escalation or worsening of any such acts of war, sabotage or terrorism threatened or underway as of the date of this Agreement, except to the extent such conditions or events have a disproportionate effect on Shaw and its Subsidiaries, taken as a whole, relative to others in any industry in which Shaw and any of its Subsidiaries operate, (G) any hurricane, tornado, flood, earthquake or other natural disaster, except to the extent such events have a disproportionate effect on Shaw and its Subsidiaries, taken as a whole, relative to others in any industry in which Shaw and any of its Subsidiaries operate and (H) the announcement or pendency of the Transactions (including any resulting contract cancellations or restructurings, delays in contract awards or failure to receive pending contract awards). Any capitalized term in the two definitions referred to in this paragraph is used herein as defined in the Transaction Agreement.

(iv) The Purchasers shall have received: (A) as soon as available and in any event within 90 days (or such shorter period as shall be required by the Securities and Exchange Commission) after the end of the fiscal year ending December 31, 2012 (if the Transaction Closing Date has not occurred at that time), the consolidated balance sheet of Parent Guarantor as of the end of such fiscal year and related consolidated statements of operations, cash flows and shareholders’ equity, in each case audited by Ernst & Young LLP; (B) as soon as available and in any event within 45 days after the end of each fiscal quarter after (x) the fiscal year ended August 31, 2011, an unaudited balance sheet and related statements of operations and cash flows of Shaw for such fiscal quarter and for the elapsed period of the then-current fiscal year and for the comparable periods of the prior fiscal year and (y) the fiscal year ended December 31, 2011, an unaudited balance sheet and related statements of operations and cash flows of Parent Guarantor for such fiscal quarter and for the elapsed period of the then-current fiscal year and for the comparable periods of the prior fiscal year (such financial statements described in this clause (B)(y) certified by the chief financial officer or other appropriate officer of Parent Guarantor, the “Quarterly Financial Statements”); and (C) a pro forma balance sheet and related statement of operations of Parent Guarantor for the latest four-quarter period ended at least 45 days before the Transaction Closing Date, prepared after giving effect to the Transaction as if the Transaction had occurred as of such date (in the case of such balance sheet) or at the beginning of such period (in the case of such other statements of operations) (the “Pro Forma Financial Statements”), all of which financial statements shall be prepared in accordance with generally accepted accounting principles in the United States and meet the requirements of Regulation S-X under the Securities Act and all other accounting rules and regulations of the Securities and Exchange Commission promulgated thereunder applicable to a registration statement under the Securities Act on Form S-1 (excluding Rule 3-09, 3-10 and 3-16 of Regulation S-X but including disclosures that would allow investors to understand the materiality of the guarantors, non-guarantors, non-consolidated entities and subsidiaries whose stock is pledged).

(v)  (a) Immediately after giving effect to the Transaction, on a pro forma basis the Leverage Ratio of Parent Guarantor will be no more than 3.25:1.00, and the chief financial officer of the Company shall have provided a certificate to that effect including calculations in reasonable detail and (b) such chief financial officer shall have certified that the Pro Forma Financial Statements were prepared in good faith on the basis of the assumptions stated therein, which assumptions are fair in light of the then existing conditions. Shaw shall have unrestricted cash on hand, as of the Transaction Closing Date immediately prior to giving effect to the Shaw Acquisition, of not less than $800.0 million.

(vi) The Parent Guarantor has received all Material regulatory approvals to consummate the transactions contemplated by the Transaction Agreement.

(vii) All fees and reimbursement of expenses due to the Purchasers and their special counsel that have been invoiced a reasonable period of time prior to the date of the Transaction Closing Date shall have been paid, in each case.

(viii) The officer’s certificates, secretary’s certificates and opinions of counsel required to be delivered pursuant to Sections 4.3 and 4.4 of the Note Purchase Agreement for each Initial Material Subsidiary Guarantor (without duplication) listed in clauses (A)(1) - (6) and (B)(1) - (4) of the definition of “Initial Material Subsidiary Guarantor” in the Note Purchase Agreement shall be dated the date of Closing.

(ix) To the extent that the Obligors have not delivered the officer’s certificates, secretary’s certificates and opinions of counsel for the Subsidiary Guarantors that collectively constitute at least 80% of the Consolidated Total Assets as of date of the most recent fiscal year of the Parent Guarantor for which audited financial statements have been prepared and at least 80% of the consolidated net revenues of the Parent and its Subsidiaries for such year at the time of Closing (as defined in the Note Purchase Agreement), which certificates and opinions are provided for in Sections 4.3 and 4.4 of the Note Purchase Agreement, the holders shall have received such officer’s certificates, secretary’s certificates and opinions of counsel.

Schedule 3

Telephone Number(s) and authorized signature(s) for

Person(s) Designated to give and confirm Fund Transfer Instructions

Schedule 4

Escrow Agent Fee Schedule

Account Acceptance and Annual Administrative Fee	$3,000

The above fee includes the following services:

• Processing the Escrow Deposits

• Verification of the Collection of Escrow Deposits

• For up to             Purchasers

Return of Funds to Purchasers	$50 each

The above fee is required in the event the following services are required:

• Check issuance

• Calculation of Interest earned and paid to Purchasers

• 1099’s issued to Purchasers

• Bank Reconciliation

• Stationary and Supply Expense

• Out-of-Pocket Expense

Wire Transfers	$50 each

Checks	$5 each

Out-of-Pocket Expenses	At cost

• Included but not limited to: attorney fees, printing, stationary, express mail charges and postage.

The acceptance, annual and deposit fees are payable at the closing of the escrow. Special or extraordinary events, such as amendments to the documents or disputes are not included in the above fees, and we reserve the right to charge an additional amount based on the time incurred in handling such events should they occur. Late charges are 1 1/2% per month on outstanding balances owing 45 days from date of invoice. Computershare reserves the right to earn investment fees on escrow funds payable by third-party investment providers and pursuant to contracts with same.